UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Registrant is making a filing for 9 of its series:

Wells Fargo Adjustable Rate Government Fund, Wells Fargo Conservative Income Fund, Wells Fargo Government Securities Fund, Wells Fargo High Yield Bond Fund, Wells Fargo Core Plus Bond Fund, Wells Fargo Short Duration Government Bond Fund, Wells Fargo Short-Term Bond Fund, Wells Fargo Short-Term High Yield Bond Fund, and Wells Fargo Ultra Short-Term Income Fund.

Date of reporting period: August 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

August 31, 2019

Wells Fargo Core Plus Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Core Plus Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Core Plus Bond Fund for the 12-month period that ended August 31, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade staredowns, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.27%. The MSCI EM Index (Net)3 slipped 4.36%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.17%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.71%, the Bloomberg Barclays Municipal Bond Index6 gained 8.72%, and the ICE BofAML U.S. High Yield Index7 added 6.58%.

Entering the fourth quarter of 2018, economic data was encouraging.

Entering the fourth quarter of 2018, there were reasons for investors to be optimistic. The U.S. Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew 4.2% on an annualized basis during the second quarter. Hiring improved. Unemployment declined. Consumer spending gained. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada advanced. In September 2018, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in an indication of its confidence that U.S. economic growth was sustainable.

International markets presented numerous challenges. U.S.-China trade tensions increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor in a number of disconcerting economic and business data points: lower July manufacturing and industrial orders in Germany; declining purchasing managers’ index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns that global economic growth was slowing.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Core Plus Bond Fund

Letter to shareholders (unaudited)

Investors had to digest unsettling events during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. A partial U.S. government shutdown driven by partisan policy disputes extended into January 2019. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% even as observers expressed concerns that higher rates could slow the economy.

The market climbs a wall of worry.

Investment returns appeared to reaffirm the adage that markets climb a wall of worry as 2019 opened. Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit contretemps caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and

“December’s S&P 500 Index performance was the worst since 1931.”

“Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Core Plus Bond Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July 2019 with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from discouraging to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown continued to mount as central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Core Plus Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Jay N. Mueller, CFA®‡

Thomas M. Price, CFA®‡

Janet S. Rilling, CFA®‡, CPA

Michael J. Schueller, CFA®‡

Noah M. Wise, CFA®‡

Average annual total returns (%) as of August 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STYAX)	7-13-1998	4.79	3.06	4.33	9.74	4.02	4.81	0.93	0.74

Class C (WFIPX)	7-13-1998	7.91	3.26	4.03	8.91	3.26	4.03	1.68	1.49

Class R6 (STYJX)[3]	10-31-2016	–	–	–	10.14	4.38	5.15	0.55	0.36

Administrator Class (WIPDX)[4]	7-30-2010	–	–	–	9.88	4.14	4.94	0.87	0.63

Institutional Class (WIPIX)	7-18-2008	–	–	–	10.17	4.36	5.14	0.60	0.41

Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	10.17	3.35	3.91	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Core Plus Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through December 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.73% for Class A, 1.48% for Class C, 0.35% for Class R6, 0.62% for Administrator Class, and 0.40% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to include the higher expenses applicable to Administrator Class shares.

[5]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

The Personal Consumption Expenditures Index is the primary measure of consumer spending on goods and services in the U.S. economy. It accounts for about two-thirds of domestic final spending and is part of the personal income report issued by the Bureau of Economic Analysis of the Department of Commerce. You cannot invest directly in an index.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Core Plus Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A shares, excluding sales charges) underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended August 31, 2019.

∎	The Fund’s shorter duration relative to the index and exposure to a flatter U.S. Treasury yield curve detracted from performance during the period.

∎	The Fund’s non-U.S. holdings, especially European investment grade and high yield, contributed to performance, as did overweight allocations to U.S. high-yield and BBB-rated corporate bonds.

Ten largest holdings (%) as of August 31, 2019[7]

FNMA, 3.50%, 8-1-2049	2.40

FNMA, 3.50%, 3-1-2048	1.48

U.S. Treasury Bond, 1.63%, 8-15-2029	1.30

TVA, 5.88%, 4-1-2036	1.04

U.S. Treasury Bond, 2.88%, 5-15-2049	1.03

GNMA, 3.00%, 9-19-2049	0.96

U.S. Treasury Note, 2.00%, 10-31-2022	0.92

U.S. Treasury Bond, 3.00%, 8-15-2048	0.91

FNMA, 3.00%, 11-1-2047	0.91

U.S. Treasury Bond, 3.38%, 5-15-2044	0.83

An economic slowdown

The pace of gross domestic product growth decelerated over the past 12 months as business investment, inventory effects, and trade restrained overall economic activity. For the four quarters that ended June 30, 2019, the U.S. economy expanded by 2.3% in inflation-adjusted terms, compared with a 3.2% trailing 12-month growth rate at the midway point in 2018. Rising anxiety over the contentious U.S.-China trade relationship appeared to discourage capital investment over the 12-month period that ended August 31, 2019. Housing investment also was a modest drag despite low mortgage rates. Consumer spending held up fairly well, however, with the Personal Consumption Expenditures Index8 rising at a 2.7% year-over-year rate though the end of July.

Consumption was supported by a relatively firm labor market. While job growth slowed modestly over the period, wages grew by 3.2% in real terms and the unemployment rate remained below 4%. Measures of labor force participation also generally showed improvement.

In response to slower growth and lower-than-targeted inflation, the Federal Open Market Committee (FOMC) voted to reduce its policy rate target for overnight funds by 0.25% at its July 31 meeting. This was the first interest rate reduction engineered by the FOMC in the decade since the financial crisis. While the monetary authorities suggested that their decision should be seen as a “midcourse correction” rather than the beginning of an extended easing cycle, markets have priced multiple additional rate cuts into the term structure. Indeed, interest rates fell across the board over the past 12 months, with intermediate-term Treasury yields dropping by about 1.35%.

Portfolio allocation as of August 31, 2019[9]

The Fund reduced its overall allocation to plus sectors outside the benchmark throughout the period while increasing allocations to sectors with better valuations, namely securitized assets.

During the period, the Fund decreased holdings in European high-yield bonds and U.S. floating-rate loans while increasing the allocation to securitized debt, namely higher-quality collateralized loan obligations and asset-backed securities. Given strong performance and tight valuations in many plus sectors during the period, we gradually reduced allocations there in favor of higher-quality securitized sectors with strong fundamentals. The Fund started the period with a short duration profile relative to the index given the likelihood of the FOMC continuing to gradually reduce its accommodative monetary policy as we entered 2019. This positioning changed as the period ended, however, and the Fund ended closer to neutral due to the rising risk of a recession and growing downward pressure from negatively yielding bonds globally.

Please see footnotes on page 7.

8  |  Wells Fargo Core Plus Bond Fund

Performance highlights (unaudited)

Tighter U.S. high-yield spreads and selection within U.S. investment-grade credit benefited results. Non-U.S. holdings, especially European investment grade and high yield materially outperformed, while emerging markets and exposure to non-U.S. currency produced mixed results. The Fund’s shorter duration position in an environment where interest rates moved lower than the market anticipated was a detractor from relative performance during the reporting period.

We expect trend economic growth to continue in the U.S. with a more challenging outlook across the globe.

U.S.-China trade disputes, a global economic slowdown, and dovish tilts from central banks across the world have depressed rates in all developed markets, including the U.S. Even with a continued tight labor market and rather loose financial conditions, the U.S. market is pricing in several more rate cuts in 2019 and it looks more likely that further stimulus could be coming from the European Central Bank. We plan to trade our duration position more tactically and not fight the market’s sentiment despite the stable economic outlook.

The spreads on most credit sectors tightened back inside of their five-year averages near the end of the period, and U.S. Treasury yields have inverted across a number of important points along the curve. This tells us that valuations are less attractive than they were earlier in the year and that we should expect further bouts of volatility sooner rather than later. Against this backdrop, we have reduced credit risk thoughtfully throughout the period but will look to become more aggressive if opportunities present themselves later this year.

Wells Fargo Core Plus Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2019	Ending account value 8-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,072.79	$3.81	0.73%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72	0.73%

Class C

Actual	$1,000.00	$1,068.80	$7.72	1.48%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.53	1.48%

Class R6

Actual	$1,000.00	$1,074.71	$1.83	0.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.78	0.35%

Administrator Class

Actual	$1,000.00	$1,073.53	$3.24	0.62%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16	0.62%

Institutional Class

Actual	$1,000.00	$1,075.30	$2.09	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities: 19.28%

FHLMC %%	3.00%	9-1-2034	$1,651,175	$1,693,580

FHLMC	3.50	6-15-2042	3,492,951	3,593,509

FHLMC	3.50	12-1-2045	3,209,998	3,353,857

FHLMC	3.50	12-1-2045	1,070,373	1,117,667

FHLMC	4.00	6-1-2044	2,376,624	2,513,799

FHLMC (12 Month LIBOR +1.33%) ±	4.26	1-1-2036	19,106	19,758

FHLMC	5.00	6-1-2036	214,868	239,183

FHLMC	5.00	8-1-2040	219,703	242,155

FHLMC	5.50	8-1-2038	52,397	58,989

FHLMC	5.50	12-1-2038	464,555	522,836

FHLMC	5.50	6-1-2040	703,052	782,414

FHLMC	8.00	2-1-2030	185	215

FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	803,816	820,109

FHLMC Series 3774 Class AB	3.50	12-15-2020	35,050	35,251

FHLMC Series K020 Class X1 ±±(c)	1.53	5-25-2022	13,036,496	416,112

FHLMC Series T-42 Class A5	7.50	2-25-2042	1,369,707	1,653,754

FHLMC Series T-57 Class 2A1 ±±	4.16	7-25-2043	41,092	44,674

FHLMC Series T-59 Class 2A1 ±±	4.03	10-25-2043	211,108	224,109

FNMA	3.50	3-1-2048	13,003,784	13,468,482

FNMA ¤	0.00	10-9-2019	5,000,000	4,989,422

FNMA (12 Month LIBOR +1.61%) ±	2.49	5-1-2046	1,299,353	1,316,425

FNMA (12 Month LIBOR +1.61%) ±	2.52	3-1-2046	1,132,757	1,148,726

FNMA	3.00	2-1-2034	66,456	68,048

FNMA	3.00	11-1-2045	1,946,837	2,005,998

FNMA	3.00	12-1-2045	4,927,617	5,077,517

FNMA	3.00	12-1-2046	2,268,147	2,330,218

FNMA	3.00	11-1-2047	8,066,713	8,278,740

FNMA	3.00	4-1-2048	5,660,511	5,795,506

FNMA	3.02	2-1-2026	3,151,837	3,339,484

FNMA	3.27	7-1-2022	1,187,318	1,233,278

FNMA	3.48	3-1-2029	994,180	1,104,270

FNMA	3.50	10-1-2043	983,462	1,028,615

FNMA	3.50	4-1-2045	256,545	267,941

FNMA	3.50	8-1-2045	5,726,064	5,975,833

FNMA	3.50	8-1-2049	21,185,637	21,818,736

FNMA	3.62	3-1-2029	443,000	499,548

FNMA	3.63	3-1-2029	1,250,000	1,397,531

FNMA	3.77	3-1-2029	994,826	1,122,144

FNMA	3.77	3-1-2029	1,085,591	1,223,579

FNMA	3.95	9-1-2021	397,193	410,457

FNMA	4.00	2-1-2046	468,949	493,837

FNMA	4.00	4-1-2046	2,479,870	2,613,426

FNMA	4.00	6-1-2048	6,673,517	6,930,353

FNMA	4.00	9-1-2048	4,281,499	4,444,989

FNMA	4.00	9-1-2048	3,565,054	3,716,160

FNMA	4.00	10-1-2048	549,922	571,063

FNMA	4.50	11-1-2048	6,381,963	6,726,359

FNMA (12 Month LIBOR +1.78%) ±	4.50	8-1-2036	20,438	21,550

FNMA (12 Month LIBOR +1.73%) ±	4.61	9-1-2036	13,201	13,742

FNMA (1 Year Treasury Constant Maturity +2.26%) ±	4.72	8-1-2036	690,202	729,129

FNMA (1 Year Treasury Constant Maturity +2.27%) ±	4.90	1-1-2036	49,313	51,934

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  11

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA	5.00%	1-1-2024	$47,672	$49,444

FNMA	5.00	2-1-2036	23,616	26,293

FNMA	5.00	6-1-2040	82,415	90,689

FNMA	5.00	8-1-2040	1,373,989	1,509,710

FNMA	5.50	11-1-2023	34,469	36,129

FNMA	5.50	8-1-2034	82,376	93,191

FNMA	5.50	2-1-2035	25,157	28,450

FNMA	5.50	8-1-2038	101,612	109,667

FNMA	5.50	8-1-2038	183,031	197,541

FNMA	6.00	10-1-2037	438,435	500,851

FNMA	6.00	11-1-2037	31,725	36,202

FNMA	6.50	7-1-2036	20,914	24,999

FNMA	6.50	7-1-2036	10,471	12,130

FNMA	6.50	11-1-2036	4,559	5,193

FNMA	7.00	12-1-2022	95,952	98,373

FNMA	7.00	7-1-2036	10,549	11,393

FNMA	7.00	11-1-2037	5,953	6,675

FNMA	7.50	5-1-2038	1,904	1,920

FNMA Series 2002-T12 Class A3	7.50	5-25-2042	5,871	7,082

FNMA Series 2003-W08 Class 4A ±±	4.54	11-25-2042	122,839	127,369

FNMA Series 2003-W14 Class 2A ±±	4.42	6-25-2045	94,120	99,828

FNMA Series 2003-W14 Class 2A ±±	4.62	1-25-2043	214,628	224,563

FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	1,009,219	1,130,379

FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	529,667	625,068

GNMA	3.00	11-20-2045	3,945,155	4,086,514

GNMA %%	3.00	9-19-2049	8,420,000	8,681,152

GNMA	3.50	9-20-2047	3,256,646	3,397,728

GNMA	3.50	12-20-2047	6,862,215	7,156,797

GNMA	4.00	12-20-2047	3,964,905	4,154,377

GNMA	4.50	10-20-2048	94,646	98,855

GNMA %%	4.50	8-20-2049	1,624,707	1,717,504

GNMA	5.00	7-20-2040	559,981	617,532

GNMA	7.50	12-15-2029	631	704

GNMA Series 2008-22 Class XM ±±(c)	1.01	2-16-2050	990,973	23,606

STRIPS ¤	0.00	5-15-2039	4,670,000	3,185,153

TVA	5.88	4-1-2036	6,400,000	9,447,427

Total Agency Securities (Cost $169,268,897)				175,165,499

Asset-Backed Securities: 9.01%

Ally Auto Receivables Trust Series 2019-1 Class A3	2.91	9-15-2023	4,945,000	5,039,614

AmeriCredit Automobile Receivables Trust Series 2015-2 Class D	3.00	6-8-2021	2,462,000	2,464,203

California Republic Auto Receivables Trust Series 2017-1 Class A4	2.28	6-15-2022	4,792,996	4,793,651

Carmax Auto Owner Trust Series 2015-4 Class C	2.50	10-15-2021	1,885,000	1,885,228

Chesapeake Funding LLC Series 2016-2A Class A1 144A	1.88	6-15-2028	1,110,067	1,109,410

Citibank Credit Card Issuance Trust Series 2016-A1 Class A1	1.75	11-19-2021	370,000	369,665

Dell Equipment Finance Trust Series 2018-1 Class A2A 144A	2.97	10-22-2020	3,234,851	3,241,669

Drive Auto Receivables Trust Series 2018-3 Class B	3.37	9-15-2022	5,590,000	5,603,050

DT Auto Owner Trust Series 2016-1A Class D 144A	4.66	12-15-2022	3,056,040	3,075,936

Educational Services of America Series 2015-1 Class A (1 Month LIBOR +0.80%) 144A±	2.95	10-25-2056	991,510	985,236

Enterprise Fleet Financing Trust Series 2017-2 Class A2 144A	1.97	1-20-2023	4,146,102	4,141,257

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)

Five Guys Funding LLC Series 17-1A Class A2 144A	4.60%	7-25-2047	$1,597,925	$1,694,011

GM Financial Consumer Automobile Receivables Trust Series 2017-2A Class A3 144A	1.86	12-16-2021	4,678,963	4,671,702

Hertz Vehicle Financing LLC Series 2018-2A Class A 144A	3.65	6-27-2022	1,800,000	1,842,028

Hertz Vehicle Financing LLC Series 2019-1A Class A 144A	3.71	3-25-2023	3,308,000	3,419,167

Honda Auto Receivables Owner Trust Series 2016-2 Class A4	1.62	8-15-2022	781,689	781,484

Honda Auto Receivables Owner Trust Series 2016-4 Class A4	1.36	1-18-2023	4,998,000	4,974,692

MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	1,975,000	1,989,807

MMAF Equipment Finance LLC Series 2019-A Class A2 144A	2.84	1-10-2022	2,000,000	2,015,768

Navient Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR +0.40%) 144A±	2.60	12-16-2058	354,938	354,837

Nissan Auto Lease Trust Series 2017-B Class A3	2.05	9-15-2020	1,097,170	1,096,844

Oscar US Funding Trust Series 2016-2A Class A4 144A	2.99	12-15-2023	5,400,000	5,433,878

SLM Student Loan Trust Series 2004-1 Class A4 (3 Month LIBOR +0.26%) ±	2.54	10-27-2025	1,341,087	1,332,723

South Carolina Student Loan Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.75%) ±	2.98	5-1-2030	1,810,496	1,799,609

Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	3.37	10-25-2027	1,474,214	1,478,568

TCF Auto Receivables Owner Trust Series 2016-1A Class A4 144A	2.03	2-15-2022	1,730,026	1,727,085

Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	2.75	1-25-2046	2,821,514	2,778,786

Toyota Auto Receivables Owner Trust Series 2018-D Class A3	3.18	3-15-2023	5,995,000	6,124,250

Volvo Financial Equipment LLC Series 2018-AA Class A (1 Month LIBOR +0.52%) 144A±	2.72	7-17-2023	2,590,000	2,593,810

Westlake Automobile Receivable Series 2019-2A Class A1 144A	2.53	6-15-2020	1,680,420	1,680,829

Wheels SPV LLC Series 2018-1A Class A2 144A	3.06	4-20-2027	1,290,559	1,297,671

Total Asset-Backed Securities (Cost $81,421,332)				81,796,468

Corporate Bonds and Notes: 20.35%

Communication Services: 1.75%

Diversified Telecommunication Services: 0.61%

AT&T Incorporated	4.75	5-15-2046	1,975,000	2,208,343

AT&T Incorporated	5.65	2-15-2047	1,050,000	1,316,092

Verizon Communications Incorporated	5.01	4-15-2049	882,000	1,127,494

Verizon Communications Incorporated	5.50	3-16-2047	675,000	906,050

				5,557,979

Media: 0.56%

CCO Holdings LLC 144A	5.13	5-1-2027	1,300,000	1,374,737

Charter Communications Operating LLC	5.38	4-1-2038	705,000	795,182

Charter Communications Operating LLC	6.48	10-23-2045	655,000	809,934

Diamond Sports Group LLC 144A	5.38	8-15-2026	70,000	73,500

Diamond Sports Group LLC 144A	6.63	8-15-2027	70,000	73,325

Discovery Communications LLC	6.35	6-1-2040	1,550,000	1,921,272

Nexstar Escrow Incorporated 144A	5.63	7-15-2027	45,000	46,913

				5,094,863

Wireless Telecommunication Services: 0.58%

Crown Castle Towers LLC 144A	3.22	5-15-2042	2,600,000	2,636,703

SBA Tower Trust 144A	3.72	4-9-2048	1,968,000	2,045,572

Sprint Spectrum Company 144A	5.15	9-20-2029	530,000	571,075

				5,253,350

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  13

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Consumer Discretionary: 0.44%

Hotels, Restaurants & Leisure: 0.34%

Las Vegas Sands Corporation	3.90%	8-8-2029	$3,000,000	$3,090,899

Multiline Retail: 0.10%

Macy’s Retail Holdings Incorporated	3.45	1-15-2021	940,000	947,622

Consumer Staples: 0.49%

Beverages: 0.23%

Anheuser-Busch InBev Worldwide Incorporated	4.60	4-15-2048	1,810,000	2,104,077

Tobacco: 0.26%

Altria Group Incorporated	4.40	2-14-2026	1,620,000	1,776,391

Reynolds American Incorporated	7.00	8-4-2041	450,000	568,209

				2,344,600

Energy: 2.90%

Energy Equipment & Services: 0.07%

Oceaneering International Incorporated	6.00	2-1-2028	680,000	654,500

Oil, Gas & Consumable Fuels: 2.83%

Antero Resources Corporation	5.38	11-1-2021	1,900,000	1,845,375

Apache Corporation	5.35	7-1-2049	1,250,000	1,303,056

Baker Hughes LLC	2.77	12-15-2022	1,870,000	1,903,951

Boardwalk Pipelines LP	4.80	5-3-2029	1,620,000	1,710,175

Energy Transfer Operating Partners LP	5.25	4-15-2029	905,000	1,036,680

Energy Transfer Operating Partners LP	6.13	12-15-2045	1,330,000	1,581,837

EQT Corporation	3.90	10-1-2027	4,955,000	4,315,802

Indigo Natural Resources LLC 144A	6.88	2-15-2026	1,000,000	825,000

Midcontinent Express Pipeline LLC 144A	6.70	9-15-2019	4,234,000	4,237,176

Occidental Petroleum Corporation	4.40	8-15-2049	1,570,000	1,637,549

Rockies Express Pipeline LLC 144A	5.63	4-15-2020	2,250,000	2,300,074

SemGroup Corporation	7.25	3-15-2026	875,000	835,625

Southern Star Central Corporation 144A	5.13	7-15-2022	1,189,000	1,202,685

Whiting Petroleum Corporation	1.25	4-1-2020	975,000	955,916

				25,690,901

Financials: 6.47%

Banks: 1.90%

Bank of America Corporation (3 Month LIBOR +0.94%) ±	3.86	7-23-2024	1,310,000	1,390,972

Bank of America Corporation	3.95	4-21-2025	1,170,000	1,249,215

Bank of America Corporation (3 Month LIBOR +3.90%) ±	6.10	12-29-2049	2,590,000	2,823,100

BBVA Bancomer SA 144A	7.25	4-22-2020	1,000,000	1,025,010

Citigroup Incorporated (3 Month LIBOR +4.52%) ±	6.25	12-29-2049	1,030,000	1,153,600

Deutsche Bank AG	4.88	12-1-2032	1,750,000	1,564,255

JPMorgan Chase & Company	2.97	1-15-2023	2,550,000	2,602,144

JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	3,625,000	3,715,625

PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	565,000	580,538

Santander Holdings USA Incorporated	3.70	3-28-2022	1,125,000	1,154,387

				17,258,846

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Capital Markets: 0.73%

Blackstone Holdings Finance Company LLC 144A	5.00%	6-15-2044	$1,015,000	$1,263,863

Goldman Sachs Group Incorporated (3 Month LIBOR +0.82%) ±	2.88	10-31-2022	1,910,000	1,936,314

Morgan Stanley	3.70	10-23-2024	3,235,000	3,455,645

				6,655,822

Consumer Finance: 1.82%

Daimler Finance NA LLC 144A	1.75	10-30-2019	2,215,000	2,213,029

ERAC USA Finance LLC 144A	4.50	2-15-2045	1,695,000	1,930,645

Ford Motor Credit Company LLC	3.20	1-15-2021	2,890,000	2,904,304

General Motors Financial Company Incorporated	5.65	1-17-2029	1,330,000	1,488,071

PACCAR Financial Corporation	2.30	8-10-2022	3,000,000	3,032,092

Synchrony Financial	2.85	7-25-2022	2,000,000	2,026,987

Synchrony Financial	3.95	12-1-2027	2,800,000	2,902,720

				16,497,848

Diversified Financial Services: 0.36%

Brookfield Finance LLC	4.00	4-1-2024	2,005,000	2,138,851

LPL Holdings Incorporated 144A	5.75	9-15-2025	1,100,000	1,157,750

				3,296,601

Insurance: 1.66%

Assurant Incorporated	3.70	2-22-2030	4,250,000	4,273,771

Athene Holding Limited	4.13	1-12-2028	3,000,000	3,069,271

Brighthouse Financial Incorporated	4.70	6-22-2047	1,955,000	1,761,028

Guardian Life Insurance Company 144A	4.85	1-24-2077	1,045,000	1,354,375

National Life Insurance Company (3 Month LIBOR +3.31%) 144A±	5.25	7-19-2068	1,668,000	1,977,307

PartnerRe Finance II Incorporated (3 Month LIBOR +2.33%) ±	4.85	12-1-2066	1,345,000	979,389

Transatlantic Holdings Incorporated	8.00	11-30-2039	1,100,000	1,658,042

				15,073,183

Health Care: 1.90%

Health Care Providers & Services: 1.90%

CHS Incorporated «	5.13	8-1-2021	1,000,000	1,000,000

CommonSpirit Health	2.95	11-1-2022	1,250,000	1,272,853

CommonSpirit Health	3.82	10-1-2049	1,810,000	1,877,294

CVS Health Corporation	4.78	3-25-2038	3,100,000	3,476,223

Dignity Health	3.81	11-1-2024	2,000,000	2,140,160

Highmark Incorporated 144A	6.13	5-15-2041	710,000	884,312

Magellan Health Incorporated	4.90	9-22-2024	2,710,000	2,712,710

WellPoint Incorporated	3.13	5-15-2022	3,804,000	3,896,615

				17,260,167

Industrials: 1.31%

Airlines: 0.22%

American Airlines Group Company 144A	5.50	10-1-2019	2,000,000	2,003,000

Industrial Conglomerates: 0.27%

General Electric Company	4.63	1-7-2021	1,060,000	1,083,965

General Electric Company (3 Month LIBOR +3.33%) ±	5.00	12-29-2049	1,495,000	1,356,713

				2,440,678

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  15

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Machinery: 0.00%

Harsco Corporation 144A	5.75%	7-31-2027	$20,000	$20,725

Trading Companies & Distributors: 0.20%

Air Lease Corporation	3.63	12-1-2027	1,690,000	1,761,080

Transportation Infrastructure: 0.62%

Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	1,050,000	734,492

Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2026	5,630,000	4,163,513

Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2028	1,150,000	763,038

				5,661,043

Information Technology: 2.25%

Communications Equipment: 0.24%

Motorola Solutions Incorporated	4.60	2-23-2028	2,000,000	2,168,379

Electronic Equipment, Instruments & Components: 0.11%

Arrow Electronics Incorporated	3.88	1-12-2028	1,000,000	1,033,145

IT Services: 0.24%

Global Payments Incorporated	4.15	8-15-2049	2,030,000	2,147,599

Semiconductors & Semiconductor Equipment: 0.76%

Broadcom Corporation	3.88	1-15-2027	3,140,000	3,142,141

Qualcomm Incorporated	3.00	5-20-2022	3,700,000	3,805,291

				6,947,432

Software: 0.48%

Citrix Systems Incorporated	4.50	12-1-2027	2,045,000	2,204,126

Symantec Corporation	4.20	9-15-2020	2,145,000	2,176,122

				4,380,248

Technology Hardware, Storage & Peripherals: 0.42%

Apple Incorporated	4.65	2-23-2046	990,000	1,266,149

Diamond 1 Finance Corporation 144A	8.35	7-15-2046	1,175,000	1,543,784

NCR Corporation	4.63	2-15-2021	1,000,000	1,000,100

				3,810,033

Materials: 0.58%

Containers & Packaging: 0.58%

Silgan Holdings Incorporated	3.25	3-15-2025	1,800,000	2,040,111

WRKCo Incorporated	3.90	6-1-2028	3,000,000	3,184,419

				5,224,530

Real Estate: 1.76%

Equity REITs: 1.51%

Federal Realty Investment Trust	3.63	8-1-2046	915,000	971,948

Omega Healthcare Investors Incorporated	4.50	1-15-2025	2,130,000	2,251,906

Omega Healthcare Investors Incorporated	5.25	1-15-2026	1,700,000	1,881,250

Sabra Health Care LP / Sabra Capital Corporation	4.80	6-1-2024	2,000,000	2,096,860

Tanger Properties LP	3.75	12-1-2024	1,600,000	1,645,848

Welltower Incorporated	4.25	4-1-2026	4,465,000	4,875,425

				13,723,237

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal		Value
Real Estate Management & Development: 0.25%

Washington Prime Group Incorporated	3.85%	4-1-2020		$2,275,000	$2,260,281

Utilities: 0.50%

Electric Utilities: 0.39%

Basin Electric Power Cooperative 144A	4.75	4-26-2047		1,315,000	1,580,385

ITC Holdings Corporation	2.70	11-15-2022		673,000	683,122

Oglethorpe Power Corporation	5.05	10-1-2048		1,060,000	1,327,882

					3,591,389

Independent Power & Renewable Electricity Producers: 0.11%

Tri-State Generation and Transmission Association Incorporated	4.25	6-1-2046		850,000	955,641

Total Corporate Bonds and Notes (Cost $175,602,934)					184,909,698

			Shares
Exchange-Traded Funds: 0.88%

SPDR Barclays High Yield Bond ETF				24,666	2,683,907

Vaneck Vectors JPMorgan Emerging Markets Local Currency Bond ETF				161,000	5,308,170

Total Exchange-Traded Funds (Cost $7,965,231)					7,992,077

			Principal
Foreign Corporate Bonds and Notes: 3.20%

Communication Services: 0.05%

Media: 0.05%

Altice SA 144A	7.25	5-15-2022	EUR	386,024	434,088

Consumer Discretionary: 0.37%

Auto Components: 0.13%

HP Pelzer Holding GmbH 144A	4.13	4-1-2024	EUR	1,200,000	1,199,898

Automobiles: 0.24%

Peugeot SA Company	2.00	3-20-2025	EUR	1,800,000	2,146,594

Consumer Staples: 0.91%

Food & Staples Retailing: 0.21%

Tasty Bondco 1 SA 144A	6.25	5-15-2026	EUR	1,600,000	1,871,458

Food Products: 0.50%

Danone SA	1.75	12-31-2099	EUR	2,600,000	2,936,111

Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	1,500,000	1,629,616

					4,565,727

Household Products: 0.20%

Energizer Gamma Acquisition BV 144A	4.63	7-15-2026	EUR	1,600,000	1,842,359

Energy: 0.81%

Oil, Gas & Consumable Fuels: 0.81%

Eni SpA	1.13	9-19-2028	EUR	3,200,000	3,798,548

Petroleos Mexicanos	3.75	2-21-2024	EUR	1,000,000	1,110,590

Total SA	3.88	12-29-2049	EUR	2,000,000	2,406,919

					7,316,057

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  17

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal		Value
Financials: 0.63%

Banks: 0.40%

Bankia SA	6.00%	12-31-2099	EUR	1,200,000	$1,336,994

Caixa Geral de Depositos SA	10.75	12-31-2099	EUR	1,800,000	2,277,308

					3,614,302

Diversified Financial Services: 0.23%

LKQ European Holdings BV Company 144A	3.63	4-1-2026	EUR	1,800,000	2,095,008

Industrials: 0.37%

Commercial Services & Supplies: 0.14%

Paprec Holding SA 144A	4.00	3-31-2025	EUR	1,200,000	1,311,746

Road & Rail: 0.23%

Europcar Groupe SA 144A	4.13	11-15-2024	EUR	1,800,000	2,077,718

Real Estate: 0.06%

Real Estate Management & Development: 0.06%

ATF Netherlands BV	1.50	7-15-2024	EUR	500,000	581,309

Total Foreign Corporate Bonds and Notes (Cost $29,629,594)					29,056,264

Foreign Government Bonds: 0.68%

Brazil	10.00	1-1-2025	BRL	8,600,000	2,334,836

Italy Buoni Poliennali del Tesoro	0.05	4-15-2021	EUR	3,500,000	3,860,531

Total Foreign Government Bonds (Cost $6,613,239)					6,195,367

Loans: 0.84%

Communication Services: 0.45%

Entertainment: 0.19%

Diamond Sports Group LLC (3 Month LIBOR +3.25%) ±%%<	5.39	8-24-2026		$1,700,000	1,700,000

Media: 0.13%

Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	5.34	10-19-2023		1,215,625	1,208,027

Wireless Telecommunication Services: 0.13%

Sprint Communications Incorporated (1 Month LIBOR +2.50%) ±	4.63	2-2-2024		1,221,875	1,213,090

Energy: 0.12%

Oil, Gas & Consumable Fuels: 0.12%

Lucid Energy Group II Borrower LLC (1 Month LIBOR +3.00%) ±	5.11	2-17-2025		1,234,375	1,137,168

Health Care: 0.13%

Health Care Providers & Services: 0.13%

Surgery Center Holdings Incorporated (1 Month LIBOR +3.25%) ±	5.37	9-2-2024		1,228,125	1,166,719

Industrials: 0.14%

Communications Equipment: 0.14%

Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	4.70	1-15-2026		1,250,000	1,249,038

Total Loans (Cost $7,859,337)					7,674,042

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Municipal Obligations: 2.56%

California: 0.41%

Airport Revenue: 0.23%

San Jose CA Series B (AGM Insured)	6.60%	3-1-2041	$2,000,000	$2,136,180

Transportation Revenue: 0.18%

Alameda CA Corridor Transportation Authority CAB Refunding Bond Subordinated Series B (Ambac Insured) ¤	0.00	10-1-2028	2,115,000	1,619,709

				3,755,889

Illinois: 1.31%

GO Revenue: 0.93%

Chicago IL Series B	5.43	1-1-2042	1,000,000	1,039,170

Cook County IL Series B (Build America Mutual Assurance Company Insured)	6.36	11-15-2033	1,745,000	2,447,712

Illinois Taxable Pension «	5.10	6-1-2033	3,040,000	3,308,250

Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00	1-1-2025	1,820,000	1,620,291

				8,415,423

Tax Revenue: 0.38%

Chicago IL Transit Authority Taxable Pension Funding Series A	6.90	12-1-2040	1,075,000	1,553,407

Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2010-B1 (AGM Insured) ¤	0.00	6-15-2026	1,975,000	1,713,866

Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2012-B ¤	0.00	12-15-2051	765,000	233,960

				3,501,233

				11,916,656

Maryland: 0.11%

Education Revenue: 0.11%

Maryland Health & HEFAR Green Street Academy Series B 144A	6.75	7-1-2023	975,000	982,118

Michigan: 0.19%

Miscellaneous Revenue: 0.19%

Michigan Finance Authority Local Government Loan Program Project Series E	7.19	11-1-2022	1,585,000	1,713,575

Pennsylvania: 0.36%

Health Revenue: 0.10%

Quakertown PA General Authority USDA Loan Anticipation Notes Series 2017-B	3.80	7-1-2021	900,000	900,135

Miscellaneous Revenue: 0.26%

Commonwealth of Pennsylvania Financing Authority Series A	4.14	6-1-2038	1,995,000	2,353,681

				3,253,816

Texas: 0.18%

Transportation Revenue: 0.18%

North Texas Tollway Authority Build America Bonds Subordinate Lien Series B-2	8.91	2-1-2030	1,595,000	1,640,075

Total Municipal Obligations (Cost $20,580,389)				23,262,129

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  19

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities: 11.51%

American Money Management Corporation Series 2015-16A Class AR (3 Month LIBOR +1.26%) 144A±	3.56%	4-14-2029	$3,000,000	$3,000,051

Banc of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX ±±	5.48	1-15-2049	661,125	662,013

Banc of America Funding Corporation Series 2016-R1 Class A1 144A±±	2.50	3-25-2040	645,703	644,460

BDS Limited Series 2018-FL2 Class A (1 Month LIBOR +0.95%) 144A±	3.15	8-15-2035	1,728,582	1,728,581

Benefit Street Partners CLO Limited Series 2014-IVA Class A1RR (3 Month LIBOR +1.25%) 144A±	3.53	1-20-2029	1,000,000	1,000,173

Benefit Street Partners CLO Limited Series 2016-10A Class A1R (3 Month LIBOR +1.14%) 144A±	3.44	1-15-2029	3,500,000	3,499,948

Bluemountain CLO Limited Series 2012-2A Class AR2 (3 Month LIBOR +1.05%) 144A±	3.19	11-20-2028	935,000	935,006

Bluemountain CLO Limited Series 2013-1A Class A1R2 (3 Month LIBOR +1.23%) 144A±	3.51	1-20-2029	1,935,000	1,936,080

Bunker Hill Loan Depositary Trust Series 2019-1 Class A1 144A	3.61	10-26-2048	1,265,577	1,278,588

Cascade Funding Mortgage Trust Series 2018- RM2 Class A 144A±±	4.00	10-25-2068	570,497	590,738

CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	1,035,000	1,125,741

CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	3.08	1-20-2028	2,525,000	2,516,208

CIFC Funding Limited Series 2016-1A Class A (3 Month LIBOR +1.48%) 144A±	3.76	10-21-2028	3,350,000	3,353,601

Citigroup Commercial Mortgage Trust 2017-MDRA Class A 144A	3.66	7-10-2030	2,000,000	2,062,779

Colt Funding LLC Series 2018-3 Class A1 144A±±	3.69	10-26-2048	2,018,625	2,035,288

Commercial Mortgage Trust Series 2014-CR15 Class A2	2.93	2-10-2047	295,009	294,898

Credit Suisse First Boston Commercial Mortgage Trust Series 1998-C2 Class AX ±±(c)	1.23	11-15-2030	11,794	4

Crown Point Limited Series 2015-3A Class A1AR (3 Month LIBOR +0.91%) 144A±	3.21	12-31-2027	2,500,000	2,500,328

Crown Point Limited Series 2018-6A Class A1 (3 Month LIBOR +1.17%) 144A±	3.45	10-20-2028	3,500,000	3,499,962

CSAIL Commercial Mortgage Trust Series 2015-C4 Class A1	2.01	11-15-2048	1,095,789	1,092,380

Deephaven Residential Mortgage Series 2019-2A Class A1 144A±±	3.56	4-25-2059	2,661,783	2,685,254

Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2 †	8.00	7-25-2027	20,098	1,089

FirstKey Mortgage Trust Series 2014-1 Class A2 144A±±	3.00	11-25-2044	897,064	895,233

GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	3,971,333	3,987,982

Great Wolf Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	3.05	9-15-2034	2,350,000	2,349,226

GS Mortgage Securities Trust Series 2013-KING Class A 144A	2.71	12-10-2027	4,228,079	4,225,707

GS Mortgage Securities Trust Series 2019- PJ1 Class A6 144A±±	4.00	8-25-2049	1,409,976	1,424,276

Homeward Opportunities Fund I Trust Series 2019-1 Class A1 144A±±	3.45	1-25-2059	2,417,812	2,441,126

Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	3.20	11-15-2036	2,970,000	2,967,205

JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±±	5.46	1-15-2049	143,162	142,670

JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8 Class ASB	2.38	10-15-2045	2,381,705	2,391,745

Lendmark Funding Trust Series 2018-1A Class A 144A	3.81	12-21-2026	2,685,000	2,752,601

Lendmark Funding Trust Series 2018-2A Class A 144A	4.23	4-20-2027	600,000	625,322

LoanCore Limited Series 2018-CRE1 Class A (1 Month LIBOR +1.13%) 144A±	3.33	5-15-2028	3,000,000	3,002,802

Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X 144A±±(c)	0.78	5-28-2040	69,187	0

Mello Warehouse Securitization Series 2019-1 Class A (1 Month LIBOR +0.80%) 144A±	2.95	6-25-2052	3,115,000	3,112,242

Metlife Securitization Trust 2019-1A Class A1A 144A±±	3.75	4-25-2058	2,683,414	2,796,994

Morgan Stanley Capital I Series 2004-RR2 Class X 144A±±(c)	0.35	10-28-2033	4,769	19

Neuberger Berman Limited Series 2015-20A Class AR (3 Month LIBOR +0.80%) 144A±	3.10	1-15-2028	1,575,000	1,566,336

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities (continued)

New Residential Mortgage Loan Trust Series 2018-NQM1 Class A1 144A±±	3.99%	11-25-2048	$2,505,581	$2,551,365

Octagon Investment Partners Series 2017-1A Class B1 (3 Month LIBOR +1.70%) 144A±	3.98	7-20-2030	1,000,000	993,176

Palmer Square Loan Funding Limited Series 2019-2A Class A1 (3 Month LIBOR +0.97%) 144A±	3.49	4-20-2027	3,140,000	3,139,846

Sound Point CLO Limited Series 2013-2RA Class A1 (3 Month LIBOR +0.95%) 144A±	3.25	4-15-2029	2,825,000	2,807,067

Starwood Mortgage Residential Trust Series 2019-1 Class A1 144A±±	2.94	6-25-2049	3,377,825	3,385,491

Stonemont Portfolio Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	3.02	8-20-2030	2,473,715	2,472,904

UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	1,140,000	1,242,868

UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	3.05	2-15-2032	2,930,000	2,923,603

Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.40	12-25-2059	2,274,234	2,295,260

Verus Securitization Trust Series 2019-2 Class A1 144A±±	3.21	4-25-2059	4,634,747	4,674,833

Voya CLO Limited Series 2015-2A Class AR (3 Month LIBOR +0.97%) 144A±	3.23	7-23-2027	2,900,000	2,897,025

West CLO Limited Series 2014-2A Class A1 (3 Month LIBOR +0.87%) 144A±	3.19	1-16-2027	2,209,448	2,204,850

Whitehorse Limited Series 2014-1A Class AR (3 Month LIBOR +0.90%) 144A±	3.15	5-1-2026	1,897,708	1,896,306

Total Non-Agency Mortgage-Backed Securities (Cost $104,235,637)				104,609,250

U.S. Treasury Securities: 8.82%

TIPS	1.38	2-15-2044	3,088,499	3,828,810

U.S. Treasury Bond ¤	0.00	11-15-2027	1,795,000	1,581,893

U.S. Treasury Bond ¤	0.00	5-15-2044	9,125,000	5,590,899

U.S. Treasury Bond	1.63	8-15-2029	11,695,000	11,827,939

U.S. Treasury Bond	2.25	8-15-2049	1,050,000	1,116,650

U.S. Treasury Bond	2.75	11-15-2042	4,850,000	5,601,182

U.S. Treasury Bond	2.88	8-15-2045	2,495,000	2,962,910

U.S. Treasury Bond	2.88	5-15-2049	7,745,000	9,332,422

U.S. Treasury Bond	3.00	8-15-2048	6,755,000	8,297,831

U.S. Treasury Bond	3.38	5-15-2044	5,895,000	7,558,265

U.S. Treasury Bond	3.75	8-15-2041	3,965,000	5,299,470

U.S. Treasury Bond	4.25	11-15-2040	4,560,000	6,483,928

U.S. Treasury Bond	6.13	11-15-2027	1,375,000	1,868,979

U.S. Treasury Note	1.63	8-31-2022	465,000	467,525

U.S. Treasury Note	2.00	10-31-2022	8,210,000	8,353,034

Total U.S. Treasury Securities (Cost $71,207,716)				80,171,737

Yankee Corporate Bonds and Notes: 8.14%

Communication Services: 0.90%

Diversified Telecommunication Services: 0.19%

Telefonica Emisiones SAU	5.21	3-8-2047	1,485,000	1,729,714

Interactive Media & Services: 0.36%

Tencent Holdings Limited 144A	3.98	4-11-2029	3,000,000	3,257,420

Wireless Telecommunication Services: 0.35%

British Telecommunication	5.13	12-4-2028	2,740,000	3,172,849

Consumer Staples: 0.44%

Beverages: 0.21%

Coca-Cola Femsa SAB de CV	3.88	11-26-2023	1,810,000	1,925,357

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  21

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Tobacco: 0.23%

Imperial Brands Finance plc 144A	3.50%	7-26-2026	$2,055,000	$2,089,130

Energy: 0.41%

Energy Equipment & Services: 0.08%

Valaris plc	5.75	10-1-2044	1,500,000	750,000

Oil, Gas & Consumable Fuels: 0.33%

Comision Federal de Electricidad 144A	4.75	2-23-2027	1,140,000	1,187,036

Encana Corporation	6.50	2-1-2038	836,000	1,018,505

Petroleos Mexicanos	6.50	1-23-2029	765,000	776,475

				2,982,016

Financials: 5.57%

Banks: 2.93%

ABN AMRO Bank NV 144A	4.75	7-28-2025	1,800,000	1,962,572

Banco de Bogota SA 144A	4.38	8-3-2027	1,110,000	1,172,449

Banco do Brasil SA 144A	4.63	1-15-2025	1,615,000	1,685,899

Banco General SA 144A	4.13	8-7-2027	1,035,000	1,077,704

Banco Internacional del Peru SAA Interbank 144A«	3.38	1-18-2023	1,526,000	1,541,260

Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity +4.97%) 144A±	6.75	12-31-2099	1,565,000	1,542,934

Banco Safra SA 144A	4.13	2-8-2023	1,695,000	1,722,544

Banco Santander Mexico (5 Year Treasury Constant Maturity +3.00%) 144A±	5.95	10-1-2028	1,700,000	1,808,392

Banco Santander SA	4.25	4-11-2027	1,600,000	1,733,715

Banistmo SA 144A	3.65	9-19-2022	1,160,000	1,160,012

Banque Ouest Africaine de Developpement 144A	5.00	7-27-2027	2,520,000	2,667,672

BPCE SA 144A	5.15	7-21-2024	1,725,000	1,894,113

Danske Bank 144A	5.38	1-12-2024	1,705,000	1,885,843

Perrigo Finance plc	4.90	12-15-2044	1,500,000	1,476,231

Perrigo Finance Unlimited Company	3.50	3-15-2021	1,305,000	1,311,978

Perrigo Finance Unlimited Company	4.38	3-15-2026	1,365,000	1,405,069

Sumitomo Mitsui Financial Group Incorporated	2.44	10-19-2021	500,000	503,032

				26,551,419

Capital Markets: 0.38%

Cadillac Fairview Corporation Limited 144A	4.13	2-1-2029	1,760,000	1,992,008

Credit Suisse Group Funding Limited (3 Month LIBOR +1.20%) 144A±	3.00	12-14-2023	1,485,000	1,505,426

				3,497,434

Diversified Financial Services: 1.38%

AerCap Ireland Limited	2.88	8-14-2024	3,655,000	3,666,987

Banco Nacional de Comercio Exterior SNC 144A	4.38	10-14-2025	2,350,000	2,446,938

Corporacion Financiera de Desarrollo SA (3 Month LIBOR +5.61%) 144A±	5.25	7-15-2029	1,185,000	1,275,368

UBS Group Funding Switzerland 144A	3.49	5-23-2023	1,165,000	1,200,389

UBS Group Funding Switzerland AG (5 Year USD Swap +4.87%) ±	7.00	12-29-2049	1,650,000	1,806,047

WPP Finance Limited 2010	3.75	9-19-2024	2,054,000	2,147,284

				12,543,013

Insurance: 0.61%

Sompo International Holdings Limited	7.00	7-15-2034	1,330,000	1,811,742

Swiss Re Finance (Luxembourg) SA (5 Year Treasury Constant Maturity +3.58%) 144A±	5.00	4-2-2049	1,600,000	1,764,000

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Insurance (continued)

Validus Holdings Limited	8.88%	1-26-2040	$1,210,000	$2,001,986

				5,577,728

Thrifts & Mortgage Finance: 0.27%

Nationwide Building Society 144A	4.13	10-18-2032	2,500,000	2,484,669

Health Care: 0.44%

Pharmaceuticals: 0.44%

Shire Acquisitions Investment Ireland Limited	2.40	9-23-2021	2,550,000	2,557,905

Teva Pharmaceutical Finance BV	2.20	7-21-2021	600,000	561,750

Teva Pharmaceutical Finance Netherlands III BV «	6.75	3-1-2028	1,000,000	841,650

				3,961,305

Industrials: 0.06%

Transportation Infrastructure: 0.06%

Mexico City Airport Trust 144A	5.50	7-31-2047	570,000	569,293

Utilities: 0.32%

Electric Utilities: 0.32%

Western Power Distributions Holdings Limited 144A	7.38	12-15-2028	2,265,000	2,912,609

Total Yankee Corporate Bonds and Notes (Cost $69,531,399)				74,003,956

Yankee Government Bonds: 3.00%

Bermuda 144A	3.72	1-25-2027	995,000	1,064,650

Bermuda 144A	4.14	1-3-2023	1,210,000	1,276,562

Federative Republic of Brazil	4.50	5-30-2029	1,495,000	1,579,094

Federative Republic of Brazil	4.63	1-13-2028	1,795,000	1,929,643

Hashemite Kingdom of Jordan	3.00	6-30-2025	3,000,000	3,206,468

Kingdom of Spain 144A	1.45	4-30-2029	3,350,000	4,170,158

Province of Santa Fe 144A	7.00	3-23-2023	2,000,000	1,140,000

Republic of Argentina	6.88	4-22-2021	1,280,000	537,613

Republic of Argentina	6.88	1-11-2048	1,000,000	379,010

Republic of Argentina	7.50	4-22-2026	1,350,000	519,750

Republic of Chile	3.50	1-25-2050	1,069,000	1,219,735

Republic of Kenya 144A	8.25	2-28-2048	750,000	774,269

Republic of Paraguay 144A	5.40	3-30-2050	1,000,000	1,175,000

Republic of Senegal 144A	6.25	5-23-2033	750,000	741,897

Saudi Arabia 144A	4.38	4-16-2029	2,840,000	3,273,884

Ukraine	1.47	9-29-2021	3,000,000	2,994,817

Ukraine 144A	7.38	9-25-2032	1,200,000	1,233,290

Total Yankee Government Bonds (Cost $28,665,002)				27,215,840

	Yield		Shares
Short-Term Investments: 10.29%

Investment Companies: 10.08%

Securities Lending Cash Investments LLC (l)(r)(u)	2.24		5,226,857	5,227,379

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.04		86,371,118	86,371,118

				91,598,497

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  23

Portfolio of investments—August 31, 2019

	Yield	Maturity date	Principal	Value
U.S. Treasury Securities: 0.21%

U.S. Treasury Bill (z)#	1.65%	9-12-2019	$1,900,000	$1,899,115

Total Short-Term Investments (Cost $93,497,388)				93,497,612

Total investments in securities (Cost $866,078,095)	98.56%	895,549,939

Other assets and liabilities, net	1.44	13,104,999

Total net assets	100.00%	$908,654,938

%%	The security is purchased on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

<	All or a portion of the position represents an unfunded loan commitment.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and/or unfunded loans.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

AGM	Assured Guaranty Municipal

BRL	Brazilian real

CAB	Capital appreciation bond

CAD	Canadian dollar

EUR	Euro

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

JPY	Japanese yen

LIBOR	London Interbank Offered Rate

PLN	Polish zloty

REIT	Real estate investment trust

STRIPS	Separate trading of registered interest and principal securities

TIPS	Treasury inflation-protected securities

TVA	Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2019

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

U.S. Ultra Bond	44	12-19-2019	$8,570,549	$8,687,250	$116,701	$0

U.S. Long Term Bond	50	12-19-2019	8,173,916	8,262,500	88,584	0

10-Year U.S. Treasury Notes	206	12-19-2019	26,991,366	27,134,063	142,697	0

2-Year U.S. Treasury Notes	560	12-31-2019	120,899,645	121,025,625	125,980	0

5-Year U.S. Treasury Notes	943	12-31-2019	112,725,165	113,137,899	412,734	0

Short

Euro-Schatz Futures	(45)	9-6-2019	(5,551,258)	(5,568,390)	0	(17,132)

Euro-Bund Futures	(45)	9-6-2019	(8,453,656)	(8,857,791)	0	(404,135)

Euro-BOBL Futures	(85)	9-6-2019	(12,501,229)	(12,726,500)	0	(225,271)

					$886,696	$(646,538)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

2,799,140 USD	4,000,000 AUD	Citibank	9-30-2019	$103,147	$0

1,418,272 USD	1,900,000 CAD	Citibank	9-30-2019	0	(9,424)

36,297,847 USD	32,000,500 EUR	Citibank	9-30-2019	1,055,502	0

5,467,750 PLN	1,250,000 EUR	Citibank	9-30-2019	0	(2,509)

16,443,973 USD	14,520,000 EUR	Citibank	9-30-2019	453,008	0

11,012,720 EUR	12,319,743 USD	Citibank	9-30-2019	0	(191,367)

314,000,000 JPY	2,928,749 USD	Citibank	9-30-2019	32,694	0

1,250,000 EUR	5,388,125 PLN	Citibank	9-30-2019	22,519	0

				$1,666,870	$(203,300)

Centrally Cleared Credit Default Swaps

Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount	Value	Premiums paid	Unrealized gains	Unrealized losses

Sell protection

Markit iTraxx Europe Index	1.00%	Quarterly	12-20-2023	4,000,000 EUR	$107,432	$63,471	$43,961	$0

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  25

Portfolio of investments—August 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	892,078	68,561,536	64,226,757	5,226,857	$785	$2	$83,731	#	$5,227,379
Wells Fargo Government Money Market Fund Select Class	25,332,190	458,472,662	397,433,734	86,371,118	0	0	988,148		86,371,118

					$785	$2	$1,071,879		$91,598,497	10.08%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Core Plus Bond Fund

Statement of assets and liabilities—August 31, 2019

Assets
Investments in unaffiliated securities (including $5,085,539 of securities loaned), at value (cost $774,479,660)	$803,951,442
Investments in affiliated securities, at value (cost $91,598,435)	91,598,497
Cash	2,784,697
Cash at broker segregated for centrally cleared swaps	33,581
Principal paydown receivable	60
Receivable for investments sold	3,231,473
Receivable for interest	5,429,044
Receivable for Fund shares sold	23,556,948
Receivable for daily variation margin on open futures contracts	166,182
Receivable for securities lending income, net	5,304
Unrealized gains on forward foreign currency contracts	1,666,870
Prepaid expenses and other assets	281,862

Total assets	932,705,960

Liabilities
Payable for investments purchased	16,463,533
Payable for Fund shares redeemed	702,084
Unrealized losses on forward foreign currency contracts	203,300
Payable upon receipt of securities loaned	5,225,665
Cash collateral due to broker for forward foreign currency contracts	990,000
Payable for daily variation margin on centrally cleared swaps	1,224
Management fee payable	214,852
Distribution fee payable	12,058
Administration fees payable	79,016
Trustees’ fees and expenses payable	4,221
Accrued expenses and other liabilities	155,069

Total liabilities	24,051,022

Total net assets	$908,654,938

Net assets consist of
Paid-in capital	$868,864,345
Total distributable earnings	39,790,593

Total net assets	$908,654,938

Computation of net asset value and offering price per share
Net assets – Class A	$245,879,154
Shares outstanding – Class A1	18,777,779
Net asset value per share – Class A	$13.09
Maximum offering price per share – Class A2	$13.71
Net assets – Class C	$18,194,512
Shares outstanding – Class C1	1,389,890
Net asset value per share – Class C	$13.09
Net assets – Class R6	$62,521,940
Shares outstanding – Class R6[1]	4,767,488
Net asset value per share – Class R6	$13.11
Net assets – Administrator Class	$57,316,117
Shares outstanding – Administrator Class[1]	4,384,283
Net asset value per share – Administrator Class	$13.07
Net assets – Institutional Class	$524,743,215
Shares outstanding – Institutional Class[1]	40,028,553
Net asset value per share – Institutional Class	$13.11

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  27

Statement of operations—year ended August 31, 2019

Investment income
Interest (net of foreign interest withholding taxes of $20,071)	$22,699,350
Income from affiliated securities	1,018,552
Dividends	416,207

Total investment income	24,134,109

Expenses
Management fee	2,893,135
Administration fees
Class A	370,862
Class C	28,667
Class R6	16,025
Administrator Class	26,854
Institutional Class	257,145
Shareholder servicing fees
Class A	579,472
Class C	44,792
Administrator Class	67,136
Distribution fee
Class C	134,357
Custody and accounting fees	59,834
Professional fees	67,962
Registration fees	99,725
Shareholder report expenses	90,749
Trustees’ fees and expenses	21,592
Other fees and expenses	13,951

Total expenses	4,772,258
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,157,708)
Class A	(3,963)
Class C	(403)
Class R6	(545)
Administrator Class	(13,584)

Net expenses	3,596,055

Net investment income	20,538,054

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(645,162)
Affiliated securities	785
Futures contracts	6,932,831
Forward foreign currency contracts	1,897,442
Credit default swap contracts	401,568

Net realized gains on investments	8,587,464

Net change in unrealized gains (losses) on
Unaffiliated securities	35,477,343
Affiliated securities	2
Futures contracts	338,049
Forward foreign currency contracts	1,378,735
Credit default swap contracts	76,197

Net change in unrealized gains (losses) on investments	37,270,326

Net realized and unrealized gains (losses) on investments	45,857,790

Net increase in net assets resulting from operations	$66,395,844

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Core Plus Bond Fund

Statement of changes in net assets

	Year ended August 31, 2019		Year ended August 31, 2018[1]

Operations
Net investment income		$20,538,054		$16,082,992
Net realized gains (losses) on investments		8,587,464		(2,470,659)
Net change in unrealized gains (losses) on investments		37,270,326		(17,907,347)

Net increase (decrease) in net assets resulting from operations		66,395,844		(4,295,014)

Distributions to shareholders from net investment income and net realized gains
Class A		(6,574,947)		(6,592,901)
Class C		(370,804)		(396,945)
Class R6		(1,715,047)		(1,205,963)
Administrator Class		(771,693)		(1,057,877)
Institutional Class		(10,270,164)		(7,080,934)

Total distributions to shareholders		(19,702,655)		(16,334,620)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,680,470	33,438,451	3,153,880	39,493,506
Class C	481,331	6,064,332	574,528	7,177,070
Class R6	1,501,220	18,804,815	1,231,456	15,394,192
Administrator Class	3,315,239	42,606,846	1,331,903	16,514,724
Institutional Class	29,266,462	369,237,004	15,277,371	190,922,160

		470,151,448		269,501,652

Reinvestment of distributions
Class A	489,790	6,110,716	490,954	6,097,803
Class C	27,365	340,533	29,298	363,379
Class R6	108,554	1,359,721	81,463	1,012,889
Administrator Class	61,503	767,914	84,932	1,053,385
Institutional Class	744,184	9,339,392	530,646	6,583,306

		17,918,276		15,110,762

Payment for shares redeemed
Class A	(3,117,801)	(38,772,694)	(5,034,990)	(62,673,141)
Class C	(794,733)	(9,880,274)	(426,093)	(5,284,028)
Class R6	(518,426)	(6,649,954)	(107,920)	(1,336,675)
Administrator Class	(1,625,234)	(20,018,219)	(2,078,726)	(25,750,208)
Institutional Class	(11,506,592)	(142,716,810)	(7,127,474)	(88,356,112)

		(218,037,951)		(183,400,164)

Net increase in net assets resulting from capital share transactions		270,031,773		101,212,250

Total increase in net assets		316,724,962		80,582,616

Net assets
Beginning of period		591,929,976		511,347,360

End of period		$908,654,938		$591,929,976

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at August 31, 2018 was $2,094,155. The disaggregated distributions information for the year ended August 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  29

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.27	$12.71	$12.70	$12.14	$12.24
Net investment income	0.37	0.34	0.36 [1]	0.33	0.21 [1]
Net realized and unrealized gains (losses) on investments	0.80	(0.45)	(0.01)	0.60	(0.08)

Total from investment operations	1.17	(0.11)	0.35	0.93	0.13
Distributions to shareholders from
Net investment income	(0.35)	(0.33)	(0.33)	(0.33)	(0.21)
Net realized gains	0.00	0.00	(0.01)	(0.04)	(0.02)

Total distributions to shareholders	(0.35)	(0.33)	(0.34)	(0.37)	(0.23)
Net asset value, end of period	$13.09	$12.27	$12.71	$12.70	$12.14
Total return[2]	9.74%	(0.84)%	2.78%	7.78%	1.04%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.92%	0.93%	0.93%	0.91%
Net expenses	0.73%	0.73%	0.76%	0.84%	0.84%
Net investment income	2.99%	2.63%	2.88%	2.76%	1.69%
Supplemental data
Portfolio turnover rate	89%	148%	199%	288%	322%
Net assets, end of period (000s omitted)	$245,879	$229,688	$255,668	$349,852	$223,755

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Core Plus Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.26	$12.71	$12.70	$12.14	$12.23
Net investment income	0.28	0.23	0.26	0.24 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	0.81	(0.44)	(0.01)	0.59	(0.08)

Total from investment operations	1.09	(0.21)	0.25	0.83	0.04
Distributions to shareholders from
Net investment income	(0.26)	(0.24)	(0.23)	(0.23)	(0.11)
Net realized gains	0.00	0.00	(0.01)	(0.04)	(0.02)

Total distributions to shareholders	(0.26)	(0.24)	(0.24)	(0.27)	(0.13)
Net asset value, end of period	$13.09	$12.26	$12.71	$12.70	$12.14
Total return[2]	8.91%	(1.66)%	2.01%	6.99%	0.35%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.67%	1.68%	1.68%	1.66%
Net expenses	1.48%	1.48%	1.51%	1.59%	1.59%
Net investment income	2.25%	1.89%	2.12%	2.00%	0.95%
Supplemental data
Portfolio turnover rate	89%	148%	199%	288%	322%
Net assets, end of period (000s omitted)	$18,195	$20,550	$19,036	$21,216	$20,381

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  31

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS R6	2019	2018	2017[1]
Net asset value, beginning of period	$12.28	$12.73	$12.59
Net investment income	0.41	0.39	0.33 [2]
Net realized and unrealized gains (losses) on investments	0.82	(0.46)	0.12

Total from investment operations	1.23	(0.07)	0.45
Distributions to shareholders from
Net investment income	(0.40)	(0.38)	(0.30)
Net realized gains	0.00	0.00	(0.01)

Total distributions to shareholders	(0.40)	(0.38)	(0.31)
Net asset value, end of period	$13.11	$12.28	$12.73
Total return[3]	10.14%	(0.55)%	3.64%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.54%	0.55%
Net expenses	0.35%	0.35%	0.35%
Net investment income	3.36%	3.05%	3.12%
Supplemental data
Portfolio turnover rate	89%	148%	199%
Net assets, end of period (000s omitted)	$62,522	$45,159	$31,451

[1]	For the period from October 31, 2016 (commencement of class operations) to August 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Core Plus Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.25	$12.69	$12.68	$12.12	$12.22
Net investment income	0.38	0.35	0.37	0.34	0.22
Net realized and unrealized gains (losses) on investments	0.81	(0.44)	(0.01)	0.60	(0.08)

Total from investment operations	1.19	(0.09)	0.36	0.94	0.14
Distributions to shareholders from
Net investment income	(0.37)	(0.35)	(0.34)	(0.34)	(0.22)
Net realized gains	0.00	0.00	(0.01)	(0.04)	(0.02)

Total distributions to shareholders	(0.37)	(0.35)	(0.35)	(0.38)	(0.24)
Net asset value, end of period	$13.07	$12.25	$12.69	$12.68	$12.12
Total return	9.88%	(0.74)%	2.90%	7.92%	1.15%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.86%	0.87%	0.87%	0.85%
Net expenses	0.62%	0.62%	0.66%	0.72%	0.72%
Net investment income	3.07%	2.74%	2.97%	2.84%	1.82%
Supplemental data
Portfolio turnover rate	89%	148%	199%	288%	322%
Net assets, end of period (000s omitted)	$57,316	$32,241	$41,806	$71,133	$85,431

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  33

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.28	$12.72	$12.71	$12.15	$12.24
Net investment income	0.39	0.37 [1]	0.38	0.36	0.24 [1]
Net realized and unrealized gains (losses) on investments	0.83	(0.44)	0.01	0.60	(0.07)

Total from investment operations	1.22	(0.07)	0.39	0.96	0.17
Distributions to shareholders from
Net investment income	(0.39)	(0.37)	(0.37)	(0.36)	(0.24)
Net realized gains	0.00	0.00	(0.01)	(0.04)	(0.02)

Total distributions to shareholders	(0.39)	(0.37)	(0.38)	(0.40)	(0.26)
Net asset value, end of period	$13.11	$12.28	$12.72	$12.71	$12.15
Total return	10.17%	(0.52)%	3.10%	8.05%	1.37%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.59%	0.60%	0.60%	0.58%
Net expenses	0.40%	0.40%	0.44%	0.58%	0.58%
Net investment income	3.29%	3.00%	3.17%	3.04%	1.95%
Supplemental data
Portfolio turnover rate	89%	148%	199%	288%	322%
Net assets, end of period (000s omitted)	$524,743	$264,292	$163,387	$79,687	$54,419

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Plus Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Wells Fargo Core Plus Bond Fund  |  35

Notes to financial statements

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and foreign exchange rates and is subject to interest rate risk and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

36  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the OTC market (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Credit default swaps

The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Wells Fargo Core Plus Bond Fund  |  37

Notes to financial statements

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2019, the aggregate cost of all investments for federal income tax purposes was $865,772,524 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$40,434,454

Gross unrealized losses	(8,909,350)

Net unrealized gains	$31,525,104

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

38  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets

Investments in:

Agency securities	$0	$175,165,499	$0	$175,165,499

Asset-backed securities	0	81,796,468	0	81,796,468

Corporate bonds and notes	0	184,909,698	0	184,909,698

Exchange-traded funds	7,992,077	0	0	7,992,077

Foreign corporate bonds and notes	0	29,056,264	0	29,056,264

Foreign government bonds	0	6,195,367	0	6,195,367

Loans	0	7,674,042	0	7,674,042

Municipal obligations	0	23,262,129	0	23,262,129

Non-agency mortgage-backed securities	0	104,609,250	0	104,609,250

U.S. Treasury securities	72,998,945	7,172,792	0	80,171,737

Yankee corporate bonds and notes	0	74,003,956	0	74,003,956

Yankee government bonds	0	27,215,840	0	27,215,840

Short-term investments

Investment companies	91,598,497	0	0	91,598,497

U.S. Treasury securities	1,899,115	0	0	1,899,115

	174,488,634	721,061,305	0	895,549,939

Futures contracts	886,696	0	0	886,696

Forward foreign currency contracts	0	1,666,870	0	1,666,870

Credit default swap contracts	0	43,961	0	43,961

Total assets	$175,375,330	$722,772,136	$0	$898,147,466

Liabilities

Futures contracts	$646,538	$0	$0	$646,538

Forward foreign currency contracts	0	203,300	0	203,300

Total liabilities	$646,538	$203,300	$0	$849,838

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swaps, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended August 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

Wells Fargo Core Plus Bond Fund  |  39

Notes to financial statements

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.450%

Next $500 million	0.425

Next $2 billion	0.400

Next $2 billion	0.375

Next $5 billion	0.340

Over $10 billion	0.320

For the year ended August 31, 2019, the management fee was equivalent to an annual rate of 0.44% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.73% for Class A shares, 1.48% for Class C shares, 0.35% for Class R6 shares, 0.62% for Administrator Class shares, and 0.40% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2019, Funds Distributor received $9,211 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2019.

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Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$293,196,506	$507,806,020	$255,094,137	$289,161,707

As of August 31, 2019, the Fund had unfunded term loan commitments of $1,707,813.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$3,509,976	$(3,509,976)	$0

Citigroup Global Markets Inc.	903,972	(903,972)	0

JPMorgan Securities LLC	671,591	(671,591)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2019, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into credit default swap contracts to hedge risks and/or enhance total returns.

The volume of the Fund’s derivative activity during the year ended August 31, 2019 was as follows:

Futures contracts

Average notional balance on long futures	$138,626,021

Average notional balance on short futures	26,948,673

Forward foreign currency contracts

Average contract amounts to buy	14,501,668

Average contract amounts to sell	47,400,591

Credit default swap contracts

Average notional balance	11,741,231

Wells Fargo Core Plus Bond Fund  |  41

Notes to financial statements

The Fund’s credit default swap may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.

A summary of the location of derivative instruments on the financial statements by risk is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2019 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$886,696	*	Unrealized losses on futures contracts	$0	*

Foreign currency risk	Unrealized gains on futures contracts	0	*	Unrealized losses on futures contracts	646,538	*

Foreign currency risk	Unrealized gains on forward foreign currency contracts	1,666,870		Unrealized losses on forward foreign currency contracts	203,300

Credit risk	Net unrealized gains on swap contracts	43,961	*	Net unrealized losses on swap contracts	0	*

		$2,597,527			$849,838

*

Amount represents cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin as of August 31, 2019 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2019 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$7,480,788	$0	$0	$7,480,788

Foreign currency risk	(547,957)	1,897,442	0	1,349,485

Credit risk	0	0	401,568	401,568

	$6,932,831	$1,897,442	$401,568	$9,231,841

	Change in unrealized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$936,473	$0	$0	$936,473

Foreign currency risk	(598,424)	1,378,735	0	780,311

Credit risk	0	0	76,197	76,197

	$338,049	$1,378,735	$76,197	$1,792,981

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities

42  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements

in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Citibank	$1,666,870	$(203,300)	$0	$1,463,570

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

Citibank	$203,300	$(203,300)	$0	$0

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2019, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $19,702,655 and $16,334,620 of ordinary income for the years ended August 31, 2019 and August 31, 2018, respectively.

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$4,499,822	$3,784,799	$31,525,104

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended August 31, 2018 were as follows:

Net investment income

Class A	$6,592,901

Class C	396,945

Class R6	1,205,963

Administrator Class	1,057,877

Institutional Class	7,080,934

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo Core Plus Bond Fund  |  43

Notes to financial statements

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

44  |  Wells Fargo Core Plus Bond Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Plus Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2019

Wells Fargo Core Plus Bond Fund  |  45

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 1.50% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $295,034 of income dividends paid during the fiscal year ended August 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2019, $12,477,919 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2019, 7.18% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

46  |  Wells Fargo Core Plus Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Core Plus Bond Fund  |  47

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

48  |  Wells Fargo Core Plus Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo Core Plus Bond Fund  |  49

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Core Plus Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Core Plus Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by

50  |  Wells Fargo Core Plus Bond Fund

Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one-, three- and five-year periods under review, but lower than the average investment performance of the Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-year period under review, but higher than its benchmark for the three-, five- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability

Wells Fargo Core Plus Bond Fund  |  51

Other information (unaudited)

reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other Benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

52  |  Wells Fargo Core Plus Bond Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405805 10-19

A219/AR219 08-19

Annual Report

August 31, 2019

Wells Fargo

Short Duration Government Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Short Duration Government Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short Duration Government Bond Fund for the 12-month period that ended August 31, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade staredowns, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.27%. The MSCI EM Index (Net)3 slipped 4.36%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.17%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.71%, the Bloomberg Barclays Municipal Bond Index6 gained 8.72%, and the ICE BofAML U.S. High Yield Index7 added 6.58%.

Entering the fourth quarter of 2018, economic data was encouraging.

Entering the fourth quarter of 2018, there were reasons for investors to be optimistic. The U.S. Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew 4.2% on an annualized basis during the second quarter. Hiring improved. Unemployment declined. Consumer spending gained. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada advanced. In September 2018, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in an indication of its confidence that U.S. economic growth was sustainable.

International markets presented numerous challenges. U.S.-China trade tensions increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor in a number of disconcerting economic and business data points: lower July manufacturing and industrial orders in Germany; declining purchasing managers’ index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns that global economic growth was slowing.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Short Duration Government Bond Fund

Letter to shareholders (unaudited)

Investors had to digest unsettling events during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. A partial U.S. government shutdown driven by partisan policy disputes extended into January 2019. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% even as observers expressed concerns that higher rates could slow the economy.

The market climbs a wall of worry.

Investment returns appeared to reaffirm the adage that markets climb a wall of worry as 2019 opened. Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit contretemps caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and

“December’s S&P 500 Index performance was the worst since 1931.”

“Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Short Duration Government Bond Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July 2019 with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from discouraging to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown continued to mount as central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Short Duration Government Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks to provide current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Maulik Bhansali, CFA®‡

Thomas O’Connor, CFA®‡

Jarad Vasquez

Average annual total returns (%) as of August 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (MSDAX)	3-11-1996	1.84	0.63	1.11	3.92	1.04	1.31	0.80	0.78

Class C (MSDCX)	5-31-2002	2.14	0.29	0.56	3.14	0.29	0.56	1.55	1.53

Class R6 (MSDRX)[3]	11-30-2012	–	–	–	4.34	1.48	1.75	0.42	0.37

Administrator Class (MNSGX)	12-18-1992	–	–	–	4.10	1.22	1.52	0.74	0.60

Institutional Class (WSGIX)	4-8-2005	–	–	–	4.29	1.41	1.70	0.47	0.42

Bloomberg Barclays U.S. 1-3 Year Government Bond Index[4]	–	–	–	–	4.41	1.35	1.24	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Short Duration Government Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]

The Bloomberg Barclays U.S. 1–3 Year Government Bond Index is composed of all publicly issued, nonconvertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. 1–3 Year Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Short Duration Government Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1–3 Year Government Bond Index, for the 12-month period that ended August 31, 2019.

∎

Positioning and security selection within agency mortgage-backed pass-through securities detracted from performance as the interest rate sensitivity associated with these positions weighed on performance.

∎	The Fund has out-of-benchmark allocations to high-quality asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), which detracted from performance toward the end of 2018.

∎

Security selection and positioning in agency mortgage-backed securities (MBS), specifically within high-coupon specified pools, adjustable-rate mortgages (ARMs), and collateralized mortgage obligations (CMOs), contributed to performance.

Ten largest holdings (%) as of August 31, 2019[6]

U.S. Treasury Note, 2.75%, 4-30-2023	5.37

U.S. Treasury Note, 2.13%, 8-15-2021	4.73

U.S. Treasury Note, 2.13%, 5-31-2021	4.53

U.S. Treasury Note, 1.50%, 8-15-2022	4.20

GNMA, 5.00%, 4-20-2049	3.61

U.S. Treasury Note, 1.75%, 7-15-2022	3.33

U.S. Treasury Note, 2.13%, 5-15-2022	3.19

FNMA, 2.50%, 6-1-2029	3.12

FNMA, 5.00%, 1-1-2049	2.33

U.S. Treasury Note, 1.88%, 8-31-2022	2.25

The economy and markets were favorable.

Early during the period, the U.S. economy began to cool amid signals of a synchronized deceleration of global growth and weakness in China and parts of Europe. Despite this, and with trade and political risks mounting, stocks rose to new highs and market participants were keenly focused on a growing economy and monetary policy, including forecasts for rate hikes to extend through 2020. Fixed-income markets also performed well, while rates trended somewhat higher despite inflationary pressures remaining nonexistent.

Across the Pacific, President Donald Trump met with North Korean leader Kim Jong Un in Singapore as planned in the first-ever summit meeting between leaders of the contending nations. Meanwhile, The Bank of Japan tweaked its long-running monetary stimulus program in potentially a step toward normalization. On the trade front, as previously signaled and with the looming deadline for implementation, the Trump administration slapped tariffs on $200 billion in Chinese goods while China responded with duties of its own on $60 billion in U.S. goods.

In Europe, political risks were averted as Italy finalized its budget with the European Commission, although Brexit negotiations stalled in Parliament despite the travails of Theresa May. The Turkish financial system and the Turkish lira fell under significant pressure during the summer months, exacerbating a broader slide in emerging markets. Parts of Europe are in recession, with the major centers of economic activity registering anemic growth.

Toward year-end, credit spreads began to widen despite solid reports of gross domestic product and with the unemployment rate touching a 45-year low. Following the U.S. elections in November that drew a record number of voters to the polls, Democrats seized control of the House of Representatives while Republicans held onto the Senate in what was seen by many as a national referendum on President Trump. As anticipated, the U.S. Federal Reserve (Fed) unanimously decided to raise its key federal funds rate in December, the third hike of the year and, as it turns out, perhaps the last one for quite a while. Stocks plunged in December amid a ferocious flight to quality. Following a refusal by President Trump to sign the Senate’s version of a short-term spending bill, the federal government partially shut down just prior to the Christmas holiday and remained shuttered for over a month.

As we moved into 2019, a more tepid Fed completely reversed course, sounding off a more dovish tone. Stock and credit markets rebounded in spectacular fashion, with the S&P 500 Index7 posting its best January since 1987. The yield curve inverted somewhat during the first weeks of the year, perhaps a harbinger of the slowdown emerging as a result of trade tensions between the U.S. and China, among other influences. Futures markets indicated a rate cut in the intermediate term, an astounding reversal of conditions heading into year-end.

The return of interest rate and spread volatility set the stage for strong security selection opportunities early during 2019. Despite the reversal of stock prices and credit amid the actions of Fed Chairman Jay Powell and the Federal Open Market Committee, we believe that volatile conditions remain firmly in place, with doubts surrounding resolution of trade and political risks, while the global economy continues to sputter. The Fed seems intent on lowering rates in a preemptive move, giving rise to dissention among investors who are concerned about impacts on the consumer and prepayment activity, notably in the mortgage-backed securities (MBS) sector of the fixed-income market. We look forward to employing our risk-constrained investment process in what could be very disorderly markets laden with inefficiently priced securities.

Please see footnotes on page 7.

8  |  Wells Fargo Short Duration Government Bond Fund

Performance highlights (unaudited)

Portfolio allocation as of August 31, 2019[8]

Portfolio positioning continues to be driven by our bottom-up research and selection.

We ended the year with approximately 13% of the portfolio in agency collateralized mortgage obligations (CMOs), 11% in high-quality ABS and CMBS, 33% in agency mortgage-backed pass-through securities, 10% in mortgage hybrid adjustable-rate mortgages (ARMs), 6% in non-agency MBS, and the remainder in U.S. Treasury and agency debt. We remain overweight the MBS, ABS, and CMBS sectors and underweight the agency and U.S. Treasury sectors. Throughout the month and driven by bottom-up security selection opportunities, we maintained an overweight to longer-duration risk and an underweight to two-year risk versus the benchmark.

We decreased agency MBS exposure, offset by purchasing floating-rate CMOs as we looked to defend the MBS portfolio from prepayment risks. We ramped up agency hybrid ARM exposure as well because ARM spreads held in well relative to fixed-rate MBS and offered value. Within agency pass-through securities, we’ve favored higher-coupon, specified pools, including pools focused on low loan balance mortgages and loans originated in New York state. Our nongovernment exposure remained constant during the year despite active rotation between sectors.

Our outlook is cautious.

The U.S. economy appeared to further decelerate in August, sustaining a trend beginning early in the second quarter. Manufacturing slowed noticeably amid trade tensions and concerns with The Boeing Company’s production, and nonresidential construction pulled back sharply. A softer picture for consumption also began to emerge early in the third quarter, with housing showing signs of a continued slowdown. Beginning in August, however, there were early indications that the recent plunge in interest rates may support consumer durables sectors like autos, while a pickup in mortgage refinancing could improve discretionary income and somewhat stabilize fragile housing markets. Job growth also was sustained, albeit at slower run rates. International growth indicators, while remaining on the soft side, appeared to be stabilizing after weakening noticeably in the second quarter and early in the third. Signs of renewed trade tensions also reemerged in August, although there is some possibility that a pain point has been reached that could help bring parties back to the table in October. The most recent round of tariffs is expected to be implemented in early October, with an uncertain effect on the economy.

As the global economy showed signs of slowing, U.S. and global inflation continued to be on the soft side. Measures of U.S. consumer prices firmed somewhat during the closing months of the period after a particularly weak start to the year, with hourly earnings picking up although producer prices softened anew in light of the persistent strength of the dollar and, to a lesser extent, other developed market currencies relative to emerging markets. In international markets such as Europe and Japan, inflation remains well below central banks’ targets.

Given these developments, monetary policymakers began to respond. The Fed pivoted to a more accommodative stance at its June 2019 meeting and delivered a 25 basis-point (bp; 100 bps equal 1.00%) rate cut in July, the first in over 10 years, and market participants expect another cut in September. The European Central Bank is expected to announce further policy measures at its September meeting, which could entail more negative rates and possibly a restart of quantitative easing programs along with implementation of a tiered rate system to relieve pressure on banks’ net interest margins. One particular risk for market participants is calibration of mixed messaging from policy officials. While there is a sense that easing could occur should data continue to weaken, with more aggressive policy changes than seen in past economic cycles, calibration versus expectations is also key. Policymakers, particularly in the U.S., seem keen to make mid-cycle calibrations rather than larger moves unless further economic weakness is seen. On the other hand, the recent Jackson Hole conference of global monetary policy officials revealed broad dissatisfaction with the status quo, which could portend some possibility of paradigm shifts in the form of new and innovative policy proposals over the coming quarters.

For the balance of the third quarter, market participants may be closely calibrating incoming data versus likely policy reactions as well as event risks emerging from trade talks and political topics like Brexit. Government bond markets, following a sharp rally in the third quarter, could be overpricing the risks to the global economy, although some premium paid for bonds’ portfolio insurance value could be warranted. High valuations in the equity markets, while looking perhaps more stable in the near term, could alternatively be vulnerable should economic data continue to weaken.

Consistent with our bottom-up process, we maintain a neutral duration. We remain nimble and agile, and we stand ready to take advantage of security selection opportunities as they arise.

Please see footnotes on page 7.

Wells Fargo Short Duration Government Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2019	Ending account value 8-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,026.99	$3.98	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%

Class C

Actual	$1,000.00	$1,023.09	$7.80	1.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78	1.53%

Class R6

Actual	$1,000.00	$1,029.04	$1.89	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89	0.37%

Administrator Class

Actual	$1,000.00	$1,027.90	$3.07	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%

Institutional Class

Actual	$1,000.00	$1,028.82	$2.15	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14	0.42%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Short Duration Government Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities: 54.96%

FHLMC (12 Month LIBOR +1.65%) ±	2.34%	3-1-2043	$1,697,818	$1,713,346

FHLMC (12 Month LIBOR +1.84%) ±	3.40	5-1-2042	2,050,827	2,105,897

FHLMC (12 Month LIBOR +1.64%) ±	3.59	2-1-2049	556,079	575,928

FHLMC	4.00	10-1-2033	674,849	724,714

FHLMC	4.00	1-1-2034	618,364	664,035

FHLMC	4.00	5-15-2039	1,228,971	1,246,965

FHLMC	4.00	10-1-2048	538,917	559,539

FHLMC	4.00	11-1-2048	1,681,467	1,744,849

FHLMC	4.50	4-1-2031	1,346,205	1,442,293

FHLMC Multifamily Structured Pass-Through Certificates Series KI02 Class A (1 Month LIBOR +0.20%) ±	2.42	2-25-2023	2,116,610	2,113,568

FHLMC Series 3632 Class PK	5.00	2-15-2040	3,795,791	4,153,194

FHLMC Series 3653 Class AU	4.00	4-15-2040	1,341,705	1,452,235

FHLMC Series 3738 Class BP	4.00	12-15-2038	1,539,679	1,567,625

FHLMC Series 4239 Class AB	4.00	12-15-2039	1,096,010	1,122,231

FHLMC Series 4891 Class PA	3.50	7-15-2048	4,306,567	4,416,731

FHLMC Series 4897 Class F (1 Month LIBOR +0.40%) ±	2.60	7-15-2049	1,461,583	1,461,384

FNMA	2.00	3-25-2028	1,895,892	1,900,859

FNMA (12 Month LIBOR +1.69%) ±	2.42	11-1-2042	3,282,451	3,315,743

FNMA	2.50	5-1-2028	4,908,947	4,992,389

FNMA	2.50	6-1-2029	17,392,512	17,625,788

FNMA	2.50	11-1-2031	6,928,242	7,036,083

FNMA (12 Month LIBOR +1.60%) ±	2.55	10-1-2046	4,863,213	4,932,789

FNMA (12 Month LIBOR +1.59%) ±	2.66	1-1-2046	3,383,865	3,442,492

FNMA (12 Month LIBOR +1.58%) ±	2.68	2-1-2046	4,657,144	4,728,775

FNMA (12 Month LIBOR +1.57%) ±	2.69	3-1-2045	2,903,256	2,956,670

FNMA (12 Month LIBOR +1.60%) ±	2.73	1-1-2045	1,203,044	1,223,732

FNMA (12 Month LIBOR +1.61%) ±	2.74	3-1-2047	6,584,713	6,709,683

FNMA (12 Month LIBOR +1.58%) ±	2.75	6-1-2045	2,927,072	2,986,677

FNMA (12 Month LIBOR +1.57%) ±	2.75	3-1-2045	1,795,406	1,831,119

FNMA (12 Month LIBOR +1.60%) ±	2.90	7-1-2046	10,070,841	10,263,491

FNMA (12 Month LIBOR +1.60%) ±	2.95	8-1-2047	4,045,365	4,131,207

FNMA (12 Month LIBOR +1.61%) ±	3.07	6-1-2047	4,052,590	4,142,333

FNMA %%	3.50	9-12-2049	11,900,000	12,230,969

FNMA (12 Month LIBOR +1.61%) ±	3.53	5-1-2049	91,866	95,029

FNMA (12 Month LIBOR +1.62%) ±	3.82	9-1-2048	77,795	81,425

FNMA (12 Month LIBOR +1.61%) ±	3.85	12-1-2048	22,756	23,883

FNMA	4.00	4-1-2032	598,612	642,463

FNMA	4.00	10-1-2033	963,410	1,027,020

FNMA	4.00	1-1-2034	5,386,132	5,742,645

FNMA	4.00	1-1-2034	4,714,142	5,019,261

FNMA	4.00	2-1-2034	5,440,630	5,760,504

FNMA	4.00	7-1-2034	1,242,132	1,316,855

FNMA	4.00	1-1-2049	12,056,813	12,504,770

FNMA	4.50	2-1-2034	1,368,238	1,457,330

FNMA	4.50	9-1-2037	639,368	696,914

FNMA	4.50	3-1-2049	4,232,941	4,529,616

FNMA	5.00	10-1-2040	1,202,762	1,339,294

FNMA	5.00	5-1-2046	468,960	521,412

FNMA	5.00	8-1-2048	3,254,577	3,563,680

FNMA	5.00	1-1-2049	12,052,022	13,165,390

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  11

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA	5.00%	1-1-2049	$5,687,688	$6,246,114

FNMA	5.00	2-1-2049	265,567	290,103

FNMA	5.00	3-1-2049	535,503	586,367

FNMA	5.00	3-1-2049	2,028,595	2,207,423

FNMA	5.00	8-1-2049	7,519,459	8,278,405

FNMA	5.50	6-1-2049	7,601,186	8,568,189

FNMA Series 2009-20 Class DT	4.50	4-25-2039	1,887,075	2,096,085

FNMA Series 2011-14 Class GD	4.00	4-25-2040	2,799,776	2,892,153

FNMA Series 2013-103 Class H	4.50	3-25-2038	1,967,467	2,023,422

FNMA Series 2013-90 Class A	4.00	11-25-2038	2,746,124	2,779,135

FNMA Series 2015-57 Class AB	3.00	8-25-2045	3,066,505	3,184,342

FNMA Series 2018-86 Class MF (1 Month LIBOR +0.30%) ±	2.45	12-25-2048	7,081,839	7,042,112

FNMA Series 2019-13 Class FG (1 Month LIBOR +0.40%) ±	2.55	4-25-2049	2,997,358	3,001,734

FNMA Series 2019-18 Class FA (1 Month LIBOR +0.45%) ±	2.60	5-25-2049	2,339,773	2,343,572

FNMA Series 2019-18 Class FB (1 Month LIBOR +0.45%) ±	2.60	5-25-2049	2,745,013	2,749,644

FNMA Series 2019-18 Class FE (1 Month LIBOR +0.35%) ±	2.50	5-25-2049	5,468,135	5,460,139

FNMA Series 2019-6 Class FA (1 Month LIBOR +0.40%) ±	2.55	3-25-2049	4,828,495	4,826,435

FNMA Series 4853 Class FG (1 Month LIBOR +0.40%) ±	2.60	4-15-2038	1,879,249	1,878,246

GNMA	4.50	2-20-2049	4,704,116	5,012,071

GNMA	4.50	4-20-2049	1,081,610	1,152,942

GNMA	5.00	10-15-2039	1,148,592	1,286,195

GNMA	5.00	3-20-2048	2,745,200	2,920,356

GNMA	5.00	6-20-2048	355,601	389,148

GNMA	5.00	6-20-2048	225,472	244,539

GNMA	5.00	7-20-2048	268,329	289,894

GNMA	5.00	9-20-2048	1,899,300	2,049,977

GNMA	5.00	3-20-2049	555,549	602,382

GNMA	5.00	3-20-2049	2,633,135	2,833,310

GNMA	5.00	4-20-2049	19,409,692	20,445,533

GNMA	5.00	4-20-2049	3,841,569	4,167,391

GNMA	5.00	5-20-2049	95,145	100,586

GNMA	5.00	5-20-2049	3,177,387	3,444,551

GNMA	5.50	8-20-2049	6,461,000	6,888,589

GNMA Series 2011-137 Class WA ±±	5.56	7-20-2040	2,710,764	3,120,125

GNMA Series 2012-141 Class WD ±±	4.97	7-20-2040	2,437,426	2,726,050

GNMA Series 2017-99 Class DE	2.50	7-20-2045	3,781,738	3,811,737

GNMA Series 2018-153 Class FQ (1 Month LIBOR +0.30%) ±	2.47	11-20-2048	1,209,784	1,205,090

GNMA Series 2018-36 Class KC	3.00	2-20-2046	2,713,059	2,774,695

Total Agency Securities (Cost $308,347,976)				310,921,605

Asset-Backed Securities: 12.84%

Bank of The West Auto Trust Series 2019-1 Class A4 144A	2.51	10-15-2024	1,316,000	1,338,390

Ford Credit Auto Owner Trust Series 2017-1 Class A 144A	2.62	8-15-2028	6,085,000	6,190,448

Ford Credit Auto Owner Trust Series 2017-2 Class A 144A	2.36	3-15-2029	2,368,000	2,399,337

Hertz Vehicle Financing LLC Series 2015-3A Class A 144A	2.67	9-25-2021	2,652,000	2,663,845

Hertz Vehicle Financing LLC Series 2016-4A Class A 144A	2.65	7-25-2022	2,651,000	2,665,551

Hertz Vehicle Financing LLC Series 2019-1A Class A 144A	3.71	3-25-2023	5,889,000	6,086,903

Navient Student Loan Trust Series 2014-CTA Class A (1 Month LIBOR +0.70%) 144A±	2.90	9-16-2024	1,362,298	1,363,120

Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	2.44	1-25-2037	3,900,750	3,807,773

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Short Duration Government Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)

Nelnet Student Loan Trust Series 2012-1A Class A (1 Month LIBOR +0.80%) 144A±	2.95%	12-27-2039	$2,406,507	$2,399,593

Nelnet Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) 144A±	2.95	9-25-2065	5,384,598	5,410,911

Nelnet Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.44%) 144A±	2.93	9-27-2066	3,773,000	3,766,078

SLC Student Loan Trust Series 2010-1 Class A (3 Month LIBOR +0.88%) ±	3.01	11-25-2042	1,230,041	1,239,556

SLM Student Loan Trust Series 2004-10 Class A7A (3 Month LIBOR +0.60%) 144A±	2.88	10-25-2029	3,874,000	3,846,491

SLM Student Loan Trust Series 2004-10 Class A7B (3 Month LIBOR +0.60%) 144A±	2.88	10-25-2029	6,174,000	6,136,786

SLM Student Loan Trust Series 2005-6 Class A6 (3 Month LIBOR +0.14%) ±	2.42	10-27-2031	2,859,192	2,821,960

SLM Student Loan Trust Series 2010-A Class 1A (PRIME -0.05%) 144A±	5.20	5-16-2044	87,443	87,588

SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	2.80	12-27-2038	5,580,638	5,571,159

SMB Private Education Loan Trust Series 2015-A Class A2A 144A	2.49	6-15-2027	2,432,306	2,440,341

SMB Private Education Loan Trust Series 2015-C Class A2A 144A	2.75	7-15-2027	2,562,350	2,581,349

SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A±	3.65	2-17-2032	2,005,266	2,037,037

SoFi Professional Loan Program LLC Series 2016-C Class A1 (1 Month LIBOR +1.10%) 144A±	3.25	10-27-2036	1,012,066	1,022,786

SoFi Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) 144A±	3.10	1-25-2039	2,177,799	2,186,277

SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) 144A±	3.00	7-25-2039	923,697	928,757

SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	2.85	3-26-2040	1,219,396	1,222,940

SoFi Professional Loan Program LLC Series 2017-C Class A1 (1 Month LIBOR +0.60%) 144A±	2.75	7-25-2040	1,195,427	1,196,987

SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	1,183,000	1,204,988

Total Asset-Backed Securities (Cost $72,247,328)				72,616,951

Non-Agency Mortgage-Backed Securities: 6.11%

Angel Oak Mortgage Trust Series 2019-2 Class A1 144A±±	3.63	3-25-2049	1,946,413	1,974,199

Bunker Hill Loan Depositary Trust Series 2019-1 Class A1 144A	3.61	10-26-2048	1,952,984	1,973,063

Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144A	2.88	7-25-2049	2,106,890	2,116,220

Colt Funding LLC Series 2018-4 Class A1 144A±±	4.01	12-28-2048	1,332,675	1,351,957

Colt Funding LLC Series 2019-1 Class A1 144A±±	3.71	3-25-2049	879,736	892,488

Commercial Mortgage Trust Series 2013-LC6 Class A3	2.67	1-10-2046	1,243,735	1,266,352

DBUBS Mortgage Trust Series 2011-LC2A Class A1 144A	3.53	7-10-2044	202,642	203,912

GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	2,082,423	2,091,153

GS Mortgage Securities Trust Series 2010-C1 Class A1 144A	3.68	8-10-2043	219,799	219,989

GS Mortgage Securities Trust Series 2010-C2 Class A1 144A	3.85	12-10-2043	304,869	307,141

GS Mortgage Securities Trust Series 2012-GCJ7 Class AAB	2.94	5-10-2045	1,077,473	1,080,257

JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C1 Class A2 144A	4.61	6-15-2043	403,717	404,779

Morgan Stanley Capital I Trust Series 2011-C2 Class A3 144A	4.21	6-15-2044	92,932	93,338

New Residential Mortgage Loan Trust Series 2019-NQM2 Class A1 144A±±	3.60	4-25-2049	1,861,790	1,886,518

Spruce Hill Mortgage Loan Trust Series 2019-SH1 Class A1 144A±±	3.40	4-29-2049	1,328,081	1,341,736

Verus Securitization Trust Series 2018-2 Class A1 144A±±	3.68	6-1-2058	2,437,156	2,460,976

Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.84	2-25-2059	2,600,686	2,638,198

Verus Securitization Trust Series 2019-2 Class A1 144A±±	2.91	7-25-2059	3,051,380	3,075,138

Verus Securitization Trust Series 2019-2 Class A1 144A±±	3.21	4-25-2059	2,817,926	2,842,298

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  13

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

Verus Securitization Trust Series 2019-3 Class A1 144A	2.78%	7-25-2059	$3,091,762	$3,097,783

Visio Trust Series 2019-1 Class A1 144A±±	3.57	6-25-2054	3,146,047	3,223,023

Total Non-Agency Mortgage-Backed Securities (Cost $34,296,502)				34,540,518

U.S. Treasury Securities: 34.09%

U.S. Treasury Note	1.50	8-15-2022	23,709,000	23,756,233

U.S. Treasury Note ##	1.75	7-31-2021	4,793,000	4,812,846

U.S. Treasury Note	1.75	7-15-2022	18,687,000	18,848,321

U.S. Treasury Note	1.88	8-31-2022	12,586,000	12,747,258

U.S. Treasury Note	2.00	10-31-2022	2,058,000	2,093,854

U.S. Treasury Note	2.13	5-31-2021	25,390,000	25,627,040

U.S. Treasury Note	2.13	8-15-2021	26,465,000	26,757,562

U.S. Treasury Note	2.13	5-15-2022	17,723,000	18,033,845

U.S. Treasury Note	2.25	3-31-2021	5,821,000	5,877,618

U.S. Treasury Note	2.25	4-15-2022	12,366,000	12,615,252

U.S. Treasury Note	2.50	1-31-2021	4,444,000	4,494,863

U.S. Treasury Note	2.75	4-30-2023	29,019,000	30,378,132

U.S. Treasury Note	2.75	7-31-2023	6,478,000	6,801,647

Total U.S. Treasury Securities (Cost $191,265,412)				192,844,471

	Yield		Shares
Short-Term Investments: 1.34%

Investment Companies: 1.34%

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.04		7,563,717	7,563,717

Total Short-Term Investments (Cost $7,563,717)				7,563,717

Total investments in securities (Cost $613,720,935)	109.34%	618,487,262

Other assets and liabilities, net	(9.34)	(52,824,197)

Total net assets	100.00%	$565,663,065

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is purchased on a when-issued basis.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Short Duration Government Bond Fund

Portfolio of investments—August 31, 2019

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	594	12-31-2019	$128,379,088	$128,373,610	$0	$(5,478)
Short
10-Year Ultra Futures	(17)	12-19-2019	(2,461,381)	(2,455,438)	5,943	0
5-Year U.S. Treasury Notes	(487)	12-31-2019	(58,437,696)	(58,428,586)	9,110	0

					$15,053	$(5,478)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	11,514,693	698,667,411	702,618,387	7,563,717	$0	$0	$291,701	$7,563,717	1.34%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  15

Statement of assets and liabilities—August 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $606,157,218)	$610,923,545
Investments in affiliated securities, at value (cost $7,563,717)	7,563,717
Cash segregated for future contracts	532,008
Receivable for investments sold	46,066,270
Principal paydown receivable	480,012
Receivable for Fund shares sold	1,499,132
Receivable for interest	2,078,258
Receivable for daily variation margin on open futures contracts	7,906
Prepaid expenses and other assets	109,379

Total assets	669,260,227

Liabilities
Payable for investments purchased	102,803,551
Payable for Fund shares redeemed	358,642
Management fee payable	142,916
Dividends payable	56,137
Administration fees payable	42,487
Distribution fee payable	6,902
Trustees’ fees and expenses payable	3,961
Accrued expenses and other liabilities	182,566

Total liabilities	103,597,162

Total net assets	$565,663,065

Net assets consist of
Paid-in capital	$638,852,285
Total distributable loss	(73,189,220)

Total net assets	$565,663,065

Computation of net asset value and offering price per share
Net assets – Class A	$29,617,683
Shares outstanding – Class A1	3,043,029
Net asset value per share – Class A	$9.73
Maximum offering price per share – Class A2	$9.93
Net assets – Class C	$10,031,503
Shares outstanding – Class C1	1,028,905
Net asset value per share – Class C	$9.75
Net assets – Class R6	$41,987,080
Shares outstanding – Class R6[1]	4,297,584
Net asset value per share – Class R6	$9.77
Net assets – Administrator Class	$38,816,083
Shares outstanding – Administrator Class[1]	3,980,035
Net asset value per share – Administrator Class	$9.75
Net assets – Institutional Class	$445,210,716
Shares outstanding – Institutional Class[1]	45,668,230
Net asset value per share – Institutional Class	$9.75

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Short Duration Government Bond Fund

Statement of operations—year ended August 31, 2019

Investment income
Interest	$17,394,295
Income from affiliated securities	291,701

Total investment income	17,685,996

Expenses
Management fee	2,057,053
Administration fees
Class A	48,098
Class C	20,547
Class R6	11,117
Administrator Class	56,731
Institutional Class	360,830
Shareholder servicing fees
Class A	75,153
Class C	32,104
Administrator Class	141,487
Distribution fee
Class C	96,314
Custody and accounting fees	67,151
Professional fees	53,847
Registration fees	79,778
Shareholder report expenses	69,808
Trustees’ fees and expenses	21,592
Other fees and expenses	19,944

Total expenses	3,211,554
Less: Fee waivers and/or expense reimbursements
Fund-level	(195,364)
Class A	(73)
Class R6	(11,117)
Administrator Class	(67,745)
Institutional Class	(135,416)

Net expenses	2,801,839

Net investment income	14,884,157

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	1,611,260
Futures contracts	(1,561,137)

Net realized gains on investments	50,123

Net change in unrealized gains (losses) on
Unaffiliated securities	8,951,288
Futures contracts	66,767

Net change in unrealized gains (losses) on investments	9,018,055

Net realized and unrealized gains (losses) on investments	9,068,178

Net increase in net assets resulting from operations	$23,952,335

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  17

Statement of changes in net assets

	Year ended August 31, 2019		Year ended August 31, 2018[1]

Operations
Net investment income		$14,884,157		$12,199,482
Net realized gains (losses) on investments		50,123		(11,314,289)
Net change in unrealized gains (losses) on investments		9,018,055		(3,340,788)

Net increase (decrease) in net assets resulting from operations		23,952,335		(2,455,595)

Distributions to shareholders from net investment income and net realized gains
Class A		(753,979)		(735,153)
Class C		(226,983)		(217,568)
Class R6		(1,078,024)		(1,398,687)
Administrator Class		(1,529,339)		(1,726,039)
Institutional Class		(12,903,892)		(12,631,240)

Total distributions to shareholders		(16,492,217)		(16,708,687)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	617,334	5,934,764	376,228	3,627,108
Class C	106,035	1,018,014	22,308	218,154
Class R6	2,188,387	21,183,601	2,144,288	20,939,039
Administrator Class	238,230	2,291,607	395,318	3,847,681
Institutional Class	10,430,140	100,435,708	13,527,957	131,987,736

		130,863,694		160,619,718

Reinvestment of distributions
Class A	74,715	719,348	71,432	692,759
Class C	21,609	208,280	20,781	201,738
Class R6	93,340	902,462	126,725	1,239,028
Administrator Class	157,806	1,521,378	178,230	1,730,952
Institutional Class	1,279,269	12,338,544	1,256,662	12,199,437

		15,690,012		16,063,914

Payment for shares redeemed
Class A	(829,358)	(7,984,256)	(2,532,682)	(24,674,032)
Class C	(667,791)	(6,437,263)	(502,772)	(4,888,594)
Class R6	(1,664,571)	(16,097,185)	(15,996,524)	(157,173,416)
Administrator Class	(3,899,844)	(37,590,853)	(2,179,946)	(21,230,405)
Institutional Class	(17,338,426)	(166,712,595)	(22,222,211)	(216,535,537)

		(234,822,152)		(424,501,984)

Net decrease in net assets resulting from capital share transactions		(88,268,446)		(247,818,352)

Total decrease in net assets		(80,808,328)		(266,982,634)

Net assets
Beginning of period		646,471,393		913,454,027

End of period		$565,663,065		$646,471,393

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at August 31, 2018 was $480,677. The disaggregated distributions information for the year ended August 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Short Duration Government Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.60	$9.85	$9.96	$10.02	$10.08
Net investment income	0.21	0.14	0.07	0.07	0.04
Net realized and unrealized gains (losses) on investments	0.16	(0.20)	(0.03)	0.02	0.02

Total from investment operations	0.37	(0.06)	0.04	0.09	0.06
Distributions to shareholders from
Net investment income	(0.24)	(0.19)	(0.15)	(0.15)	(0.12)
Net asset value, end of period	$9.73	$9.60	$9.85	$9.96	$10.02
Total return[1]	3.92%	(0.56)%	0.45%	0.90%	0.55%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.80%	0.79%	0.78%	0.78%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	2.22%	1.36%	0.79%	0.70%	0.55%
Supplemental data
Portfolio turnover rate	635%	331%	348%	284%	500%
Net assets, end of period (000s omitted)	$29,618	$30,538	$51,890	$57,976	$62,504

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.62	$9.87	$9.98	$10.03	$10.10
Net investment income (loss)	0.14 [1]	0.06 [1]	0.00 [1,2]	(0.01)	(0.03)
Net realized and unrealized gains (losses) on investments	0.16	(0.19)	(0.03)	0.03	0.00 [2]

Total from investment operations	0.30	(0.13)	(0.03)	0.02	(0.03)
Distributions to shareholders from
Net investment income	(0.17)	(0.12)	(0.08)	(0.07)	(0.04)
Net asset value, end of period	$9.75	$9.62	$9.87	$9.98	$10.03
Total return[3]	3.14%	(1.30)%	(0.30)%	0.25%	(0.30)%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.55%	1.54%	1.53%	1.53%
Net expenses	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income (loss)	1.49%	0.62%	0.04%	(0.05)%	(0.20)%
Supplemental data
Portfolio turnover rate	635%	331%	348%	284%	500%
Net assets, end of period (000s omitted)	$10,032	$15,093	$20,026	$27,454	$31,910

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Short Duration Government Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS R6	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.64	$9.89	$9.99	$10.05	$10.11
Net investment income	0.25 [1]	0.16 [1]	0.12 [1]	0.12	0.09 [1]
Net realized and unrealized gains (losses) on investments	0.16	(0.17)	(0.02)	0.01	0.01

Total from investment operations	0.41	(0.01)	0.10	0.13	0.10
Distributions to shareholders from
Net investment income	(0.28)	(0.24)	(0.20)	(0.19)	(0.16)
Net asset value, end of period	$9.77	$9.64	$9.89	$9.99	$10.05
Total return	4.34%	(0.14)%	0.96%	1.32%	0.96%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.42%	0.41%	0.40%	0.40%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	2.62%	1.64%	1.19%	1.11%	0.88%
Supplemental data
Portfolio turnover rate	635%	331%	348%	284%	500%
Net assets, end of period (000s omitted)	$41,987	$35,472	$172,106	$233,993	$231,878

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.62	$9.87	$9.98	$10.03	$10.10
Net investment income	0.23 [1]	0.15 [1]	0.08	0.08	0.06
Net realized and unrealized gains (losses) on investments	0.16	(0.19)	(0.02)	0.04	0.00 [2]

Total from investment operations	0.39	(0.04)	0.06	0.12	0.06
Distributions to shareholders from
Net investment income	(0.26)	(0.21)	(0.17)	(0.17)	(0.13)
Net asset value, end of period	$9.75	$9.62	$9.87	$9.98	$10.03
Total return	4.10%	(0.37)%	0.63%	1.18%	0.63%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.74%	0.73%	0.72%	0.72%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.41%	1.56%	0.96%	0.87%	0.73%
Supplemental data
Portfolio turnover rate	635%	331%	348%	284%	500%
Net assets, end of period (000s omitted)	$38,816	$71,997	$89,743	$121,576	$156,669

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Short Duration Government Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.62	$9.87	$9.98	$10.03	$10.10
Net investment income	0.25	0.17	0.11	0.11	0.09 [1]
Net realized and unrealized gains (losses) on investments	0.16	(0.19)	(0.03)	0.03	(0.01)

Total from investment operations	0.41	(0.02)	0.08	0.14	0.08
Distributions to shareholders from
Net investment income	(0.28)	(0.23)	(0.19)	(0.19)	(0.15)
Net asset value, end of period	$9.75	$9.62	$9.87	$9.98	$10.03
Total return	4.29%	(0.20)%	0.81%	1.37%	0.81%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.47%	0.46%	0.45%	0.45%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	2.57%	1.75%	1.15%	1.06%	0.92%
Supplemental data
Portfolio turnover rate	635%	331%	348%	284%	500%
Net assets, end of period (000s omitted)	$445,211	$493,372	$579,690	$664,047	$587,835

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short Duration Government Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to

24  |  Wells Fargo Short Duration Government Bond Fund

Notes to financial statements

make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2019, the aggregate cost of all investments for federal income tax purposes was $613,780,655 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$5,414,202

Gross unrealized losses	(698,020)

Net unrealized gains	$4,716,182

As of August 31, 2019, the Fund had capital loss carryforwards which consist of $42,276,451 in short-term capital losses and $36,146,102 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Wells Fargo Short Duration Government Bond Fund  |  25

Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$310,921,605	$0	$310,921,605

Asset-backed securities	0	72,616,951	0	72,616,951

Non-agency mortgage-backed securities	0	34,540,518	0	34,540,518

U.S. Treasury securities	192,844,471	0	0	192,844,471

Short-term investments

Investment companies	7,563,717	0	0	7,563,717

	200,408,188	418,079,074	0	618,487,262

Futures contracts	15,053	0	0	15,053

Total assets	$200,423,241	$418,079,074	$0	$618,502,315

Liabilities

Futures contracts	$5,478	$0	$0	$5,478

Total liabilities	$5,478	$0	$0	$5,478

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended August 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended August 31, 2019, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management

26  |  Wells Fargo Short Duration Government Bond Fund

Notes to financial statements

and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 0.37% for Class R6 shares, 0.60% for Administrator Class shares, and 0.42% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2019, Funds Distributor received $470 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$3,754,990,629	$93,267,625	$3,752,633,840	$36,190,340

Wells Fargo Short Duration Government Bond Fund  |  27

Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2019, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $129,061,129 in long futures contracts and $67,236,156 in short futures contracts during the year ended August 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $16,492,217 and $16,708,687 of ordinary income for the years ended August 31, 2019 and August 31, 2018, respectively.

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$573,288	$4,716,182	$(78,422,553)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended August 31, 2018 were as follows:

Net investment income

Class A	$735,153

Class C	217,568

Class R6	1,398,687

Administrator Class	1,726,039

Institutional Class	12,631,240

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28  |  Wells Fargo Short Duration Government Bond Fund

Notes to financial statements

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo Short Duration Government Bond Fund  |  29

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short Duration Government Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2019

30  |  Wells Fargo Short Duration Government Bond Fund

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2019, $16,436,080 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2019, 22.15% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Short Duration Government Bond Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Short Duration Government Bond Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Short Duration Government Bond Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

34  |  Wells Fargo Short Duration Government Bond Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short Duration Government Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short Duration Government Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Short Duration Government Bond Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three-, five- and ten-year periods under review, but lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was in range of or higher than its benchmark index, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index, for the three-, five- and ten-year periods under review, but lower than its benchmark for the one-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of or lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

36  |  Wells Fargo Short Duration Government Bond Fund

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Short Duration Government Bond Fund  |  37

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405806 10-19

A220/AR220 08-19

Annual Report

August 31, 2019

Wells Fargo

Government Securities Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Government Securities Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Government Securities Fund for the 12-month period that ended August 31, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade staredowns, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.27%. The MSCI EM Index (Net)3 slipped 4.36%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.17%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.71%, the Bloomberg Barclays Municipal Bond Index6 gained 8.72%, and the ICE BofAML U.S. High Yield Index7 added 6.58%.

Entering the fourth quarter of 2018, economic data was encouraging.

Entering the fourth quarter of 2018, there were reasons for investors to be optimistic. The U.S. Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew 4.2% on an annualized basis during the second quarter. Hiring improved. Unemployment declined. Consumer spending gained. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada advanced. In September 2018, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in an indication of its confidence that U.S. economic growth was sustainable.

International markets presented numerous challenges. U.S.-China trade tensions increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor in a number of disconcerting economic and business data points: lower July manufacturing and industrial orders in Germany; declining purchasing managers’ index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns that global economic growth was slowing.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Government Securities Fund

Letter to shareholders (unaudited)

Investors had to digest unsettling events during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. A partial U.S. government shutdown driven by partisan policy disputes extended into January 2019. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% even as observers expressed concerns that higher rates could slow the economy.

The market climbs a wall of worry.

Investment returns appeared to reaffirm the adage that markets climb a wall of worry as 2019 opened. Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit contretemps caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and

“December’s S&P 500 Index performance was the worst since 1931.”

“Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Government Securities Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July 2019 with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from discouraging to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown continued to mount as central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Government Securities Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Jay N. Mueller, CFA®‡

Michal Stanczyk

Average annual total returns (%) as of August 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SGVDX)	8-31-1999	3.76	1.51	2.41	8.65	2.45	2.89	0.90	0.85

Class C (WGSCX)	12-26-2002	6.84	1.69	2.12	7.84	1.69	2.12	1.65	1.60

Administrator Class (WGSDX)	4-8-2005	–	–	–	8.88	2.67	3.10	0.84	0.64

Institutional Class (SGVIX)	8-31-1999	–	–	–	9.05	2.85	3.27	0.57	0.48

Bloomberg Barclays U.S. Aggregate ex Credit Index[3]	–	–	–	–	9.02	2.90	3.30	–	–

Bloomberg Barclays Intermediate U.S. Government Bond Index[4]	–	–	–	–	7.45	2.20	2.44	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Government Securities Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]

The Bloomberg Barclays U.S. Aggregate ex Credit Index is composed of the Bloomberg Barclays U.S. Government Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

[4]

The Bloomberg Barclays Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. government securities with maturities in the one to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. Aggregate ex Credit Index and the Bloomberg Barclays Intermediate U.S. Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The Personal Consumption Expenditures Index is the primary measure of consumer spending on goods and services in the U.S. economy. It accounts for about two-thirds of domestic final spending and is part of the personal income report issued by the Bureau of Economic Analysis of the Department of Commerce. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Government Securities Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A shares, excluding sales charges) underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate ex Credit Index, for the 12-month period that ended August 31, 2019.

∎	An overweight allocation to higher-coupon mortgages detracted due to heightened prepayment concern resulting from the rally in Treasury rates.

∎	An underweight to mortgage-backed securities (MBS) contributed to results as the sector underperformed Treasuries and other spread sectors.

∎

The Fund’s short duration positioning for most of the period detracted from results as interest rates rallied significantly. The Fund’s yield-curve positioning, however, contributed to performance as the yield curve flattened.

∎

The Fund’s overweight to securitized sectors, including commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and asset-backed securities (ABS), contributed to performance over the period due to the sectors’ yield advantage and narrowing spreads.

Ten largest holdings (%) as of August 31, 2019[6]

FNMA, 3.00%, 12-1-2045	3.81

FNMA, 3.00%, 6-1-2034	2.55

U.S. Treasury Bond, 4.25%, 11-15-2040	2.45

FNMA, 4.00%, 4-1-2046	2.38

Resolution Funding Corporation STRIPS, 0.00%, 7-15-2020	2.35

FNMA, 3.50%, 4-1-2034	2.30

GNMA, 3.50%, 12-20-2047	2.26

U.S. Treasury Bond, 3.75%, 11-15-2043	2.10

FNMA, 4.50%, 9-12-2049	1.92

TVA, 4.63%, 9-15-2060	1.90

An economic slowdown

The pace of gross domestic product growth decelerated over the past 12 months as business investment, inventory effects, and trade restrained overall economic activity. For the four quarters that ended June 30, 2019, the U.S. economy expanded by 2.3% in inflation-adjusted terms, compared with a 3.2% trailing 12-month growth rate at the midway point in 2018. Rising anxiety over the contentious U.S.-China trade relationship appeared to discourage capital investment over the 12-month period that ended August 31, 2019. Housing investment also was a modest drag despite low mortgage rates. Consumer spending held up fairly well, however, with the Personal Consumption Expenditures Index7 rising at a 2.7% year-over-year rate though the end of July.

Consumption was supported by a relatively firm labor market. While job growth slowed modestly over the period, wages grew by 3.2% in real terms and the unemployment rate remained below 4%. Measures of labor force participation also generally showed improvement.

In response to slower growth and lower-than-targeted inflation, the Federal Open Market Committee (FOMC) voted to reduce its policy rate target for overnight funds by 0.25% at its July 31 meeting. This was the first interest rate reduction engineered by the FOMC in the decade since the financial crisis. While the monetary authorities suggested that their decision should be seen as a “midcourse correction” rather than the beginning of an extended easing cycle, markets have priced multiple additional rate cuts into the term structure. Indeed, interest rates fell across the board over the past 12 months, with the intermediate-term Treasury yields dropping by about 1.35%.

Please see footnotes on page 7.

8  |  Wells Fargo Government Securities Fund

Performance highlights (unaudited)

Portfolio composition as of August 31, 2019[8]

The Fund reduced its overweight allocation to securitized sectors.

During the period, we reduced the Fund’s allocation to to-be-announced (TBA) MBS, which offer a forward-settlement feature, and short duration CMO and agency commercial mortgage-backed cash surrogates in favor of specified pools. This caused the Fund’s overall securitized allocation to decline. This change was primarily the result of deteriorating carry or book value on TBA mortgages brought on by the introduction in June 2019 of uniform MBS. Within the MBS sector, the Fund was underweight versus the benchmark, which contributed to performance, with an emphasis on higher-coupon paper. The Fund also maintained an underweight to Ginnie Mae bonds due to their rich valuations, deteriorating prepayment fundamentals, and poor supply/demand technicals, which contributed slightly to performance. However, the Fund’s overweight to higher-coupon 30-year and 15-year mortgages detracted because the duration of those pools contracted as rates fell.

During the period, the Fund maintained an overweight to agency CMBS, non-agency CMBS, and ABS, all of which contributed to results. The Fund held government-guaranteed or government-sponsored agency bonds rather than Treasuries, picking up additional yield and benefiting from positive spread performance. The Fund also increased its allocation to non-agency CMOs—in particular, those collateralized by nonqualifying mortgages, which are not eligible for sale to Fannie Mae and Freddie Mac. We believe certain securities within this sector look attractive due to their better prepayment characteristics and the additional spread offered versus agency CMOs.

The trade war is a persistent cloud.

We expect the U.S.-China trade dispute to drag on for some months to come, depressing business investment. Slower growth, in turn, is likely to incline the monetary authorities to ease policy further, with at least one and probably more rate cuts to be implemented over the next 6 to 12 months. A quick resolution to the dispute—as unlikely as that seems at this time—could probably boost business confidence and perhaps reduce the pressure for accommodative monetary policy. In this environment, we anticipate taking a cautious approach to both duration and sector allocation decisions, with a bias toward up-in-quality trades. As always, relative-value considerations will dominate our security selection process.

Please see footnotes on page 7.

Wells Fargo Government Securities Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2019	Ending account value 8-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,067.57	$4.43	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

Class C

Actual	$1,000.00	$1,063.57	$8.32	1.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%

Administrator Class

Actual	$1,000.00	$1,067.84	$3.34	0.64%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%

Institutional Class

Actual	$1,000.00	$1,068.61	$2.50	0.48%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities: 76.36%

FDIC Series 2010-R1 Class A 144A	2.18%	5-25-2050	$38,666	$38,617

FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	856,251	851,125

FHLB	3.25	11-16-2028	4,240,000	4,811,177

FHLB	5.63	3-14-2036	6,020,000	9,025,665

FHLMC	5.00	6-1-2026	1,335,140	1,384,436

FHLMC	2.38	4-25-2023	551,300	553,355

FHLMC	2.46	3-25-2022	1,310,921	1,319,753

FHLMC	2.62	12-25-2026	3,962,246	4,071,735

FHLMC	2.75	3-25-2027	5,697,793	5,880,708

FHLMC	2.90	4-25-2026	6,339,036	6,630,940

FHLMC	3.00	5-15-2026	609,718	621,172

FHLMC	3.00	1-15-2054	135,253	137,163

FHLMC (1 Month LIBOR +1.18%) ±	3.38	12-15-2036	335,832	347,460

FHLMC	3.50	8-1-2045	5,083,095	5,307,711

FHLMC	3.50	11-1-2045	9,244,774	9,659,128

FHLMC	3.50	12-1-2045	1,947,770	2,033,832

FHLMC	3.50	12-1-2045	6,515,019	6,806,996

FHLMC (11th District Cost of Funds +1.25%) ±	3.55	7-1-2032	348,377	350,427

FHLMC (3 Year Treasury Constant Maturity +2.24%) ±	3.63	5-1-2026	28,179	28,507

FHLMC	4.00	12-15-2024	1,684,356	1,747,130

FHLMC	4.00	6-1-2044	4,472,649	4,730,802

FHLMC	4.00	9-1-2049	1,475,000	1,534,700

FHLMC	4.50	3-1-2042	382,021	413,970

FHLMC	4.50	9-1-2044	3,320,333	3,569,541

FHLMC	4.50	9-1-2049	4,100,000	4,324,602

FHLMC (12 Month LIBOR +1.75%) ±	4.63	7-1-2038	1,467,163	1,544,540

FHLMC (12 Month LIBOR +1.91%) ±	4.66	9-1-2031	3,166	3,208

FHLMC (12 Month LIBOR +1.91%) ±	4.66	9-1-2031	42,555	42,835

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.67	6-1-2032	19,943	20,643

FHLMC (1 Year Treasury Constant Maturity +2.14%) ±	4.69	10-1-2026	122,023	126,125

FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	4.90	7-1-2029	67,882	69,873

FHLMC	5.00	10-1-2019	3,634	3,748

FHLMC	5.00	2-1-2020	39,264	40,502

FHLMC	5.00	8-1-2040	1,026,577	1,131,483

FHLMC (12 Month LIBOR +2.05%) ±	5.05	1-1-2038	574,413	610,044

FHLMC	5.50	7-1-2035	2,909,125	3,231,937

FHLMC	5.50	12-1-2038	1,859,484	2,092,768

FHLMC	6.00	10-1-2032	25,125	28,809

FHLMC	6.00	5-25-2043	4,065,752	4,677,305

FHLMC (1 Year Treasury Constant Maturity +2.13%) ±	6.38	1-1-2026	49,674	48,600

FHLMC	6.50	4-1-2021	938	942

FHLMC	6.50	4-1-2022	23,737	26,307

FHLMC	6.50	9-1-2028	13,836	15,565

FHLMC	6.50	9-1-2028	17,649	19,561

FHLMC	6.50	7-1-2031	2	2

FHLMC	7.00	12-1-2023	1,874	2,012

FHLMC	7.00	12-1-2026	362	389

FHLMC	7.00	4-1-2029	1,175	1,339

FHLMC	7.00	5-1-2029	7,381	8,523

FHLMC	7.00	4-1-2032	80,014	93,124

FHLMC	7.50	11-1-2031	180,738	210,935

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  11

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FHLMC	7.50%	4-1-2032	$151,244	$174,677

FHLMC	8.00	8-1-2023	5,719	6,005

FHLMC	8.00	6-1-2024	3,144	3,374

FHLMC	8.00	6-1-2024	2,375	2,398

FHLMC	8.00	6-1-2024	4,454	4,568

FHLMC	8.00	8-1-2026	12,832	14,671

FHLMC	8.00	11-1-2026	11,856	13,480

FHLMC	8.00	11-1-2028	7,362	7,957

FHLMC	8.50	7-1-2022	721	728

FHLMC	8.50	12-1-2025	7,897	8,607

FHLMC	8.50	5-1-2026	1,033	1,093

FHLMC	8.50	8-1-2026	4,475	4,518

FHLMC	8.50	8-1-2026	15,350	15,384

FHLMC	9.00	2-1-2020	10	10

FHLMC	9.00	3-1-2020	70	70

FHLMC	9.00	9-1-2020	2	2

FHLMC	9.00	9-1-2020	105	105

FHLMC	9.00	3-1-2021	62	63

FHLMC	9.00	4-1-2021	51	51

FHLMC	9.00	4-1-2021	52	53

FHLMC	9.00	7-1-2021	713	716

FHLMC	9.00	8-1-2021	56	58

FHLMC	9.00	7-1-2022	34	35

FHLMC	9.00	9-1-2024	150	151

FHLMC	9.50	6-1-2020	5	5

FHLMC	9.50	8-1-2020	18	18

FHLMC	9.50	9-1-2020	4	4

FHLMC	9.50	9-1-2020	93	93

FHLMC	9.50	9-1-2020	4	4

FHLMC	9.50	10-1-2020	5	5

FHLMC	9.50	10-1-2020	4	4

FHLMC	9.50	11-1-2020	10	10

FHLMC	9.50	5-1-2021	52	54

FHLMC	9.50	9-17-2022	17,929	17,959

FHLMC	9.50	4-1-2025	12,115	12,240

FHLMC	10.00	12-1-2019	7	7

FHLMC	10.00	6-1-2020	2	2

FHLMC	10.00	8-1-2020	4	4

FHLMC	10.00	10-1-2021	765	769

FHLMC	10.00	8-17-2022	517	522

FHLMC	10.00	2-17-2025	34,346	34,347

FHLMC	10.50	12-1-2019	692	691

FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	2,086,267	2,128,556

FHLMC Series 2882 Class TF (1 Month LIBOR +0.25%) ±	2.45	10-15-2034	98,140	98,177

FHLMC Series 3948 Class DA	3.00	12-15-2024	30,884	30,880

FHLMC Series 4218 Class DF (1 Month LIBOR +0.25%) ±	2.45	7-15-2042	642,259	639,964

FHLMC Series K020 Class X1 ±±(c)	1.53	5-25-2022	43,388,745	1,384,925

FHLMC Series K032 Class A2 ±±	3.31	5-25-2023	2,800,000	2,940,974

FHLMC Series K039 Class A2	3.30	7-25-2024	325,000	346,216

FHLMC Series K075 Class A2 ±±	3.65	2-25-2028	4,370,000	4,900,064

FHLMC Series K153 Class A3 ±±	3.12	10-25-2031	160,000	172,460

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FHLMC Series KF15 Class A (1 Month LIBOR +0.67%) ±	2.89%	2-25-2023	$273,261	$273,091

FHLMC Series KJ14 Class A1	2.20	11-25-2023	2,980,192	3,024,711

FHLMC Series M036 Class A	4.16	12-15-2029	3,550,000	3,858,673

FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	2.55	11-25-2028	180,173	180,864

FHLMC Series T-23 Class A (1 Month LIBOR +0.14%) ±	2.29	5-25-2030	565,128	564,422

FHLMC Series T-35 Class A (1 Month LIBOR +0.14%) ±	2.55	9-25-2031	688,249	681,460

FHLMC Series T-42 Class A6	9.50	2-25-2042	735,677	909,435

FHLMC Series T-55 Class 2A1 ±±	4.00	3-25-2043	369,402	371,937

FHLMC Series T-57 Class 1A1	6.50	7-25-2043	949,496	1,139,147

FHLMC Series T-57 Class 2A1 ±±	4.16	7-25-2043	1,821,947	1,980,778

FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	3.68	10-25-2044	994,104	1,004,564

FHLMC Series T-67 Class 1A1C ±±	3.90	3-25-2036	665,786	679,578

FHLMC Series T-67 Class 2A1C ±±	3.74	3-25-2036	1,297,787	1,314,887

FHLMC Series T-75 Class A1 (1 Month LIBOR +0.04%) ±	2.31	12-25-2036	245,627	245,912

FNMA ¤	0.00	5-15-2030	7,700,000	6,242,775

FNMA	1.71	12-1-2022	2,737,871	2,731,177

FNMA (11th District Cost of Funds +1.25%) ±	2.45	5-1-2036	1,110,375	1,106,152

FNMA (12 Month LIBOR +1.61%) ±	2.49	5-1-2046	4,867,385	4,931,338

FNMA (1 Month LIBOR +0.35%) ±	2.50	2-25-2032	494,137	494,571

FNMA	2.50	4-25-2039	24,930	24,826

FNMA	2.55	3-1-2022	1,592,578	1,622,803

FNMA (1 Month LIBOR +0.25%) ±	2.60	6-27-2036	88,133	86,538

FNMA (11th District Cost of Funds +1.56%) ±	2.68	5-1-2023	36,064	35,957

FNMA (11th District Cost of Funds +1.25%) ±	2.79	9-1-2027	158,855	159,821

FNMA	2.86	11-1-2021	2,518,783	2,583,001

FNMA ±±	2.89	2-25-2027	10,000,000	10,545,106

FNMA	3.00	5-1-2027	1,211,416	1,246,844

FNMA	3.00	6-1-2034	14,911,423	15,295,165

FNMA	3.00	4-1-2045	118,755	122,369

FNMA	3.00	11-1-2045	9,643,480	9,936,531

FNMA	3.00	12-1-2045	22,157,494	22,831,531

FNMA	3.00	12-1-2046	743,722	764,075

FNMA	3.02	2-1-2026	6,145,353	6,511,221

FNMA	3.05	1-1-2024	25,134	26,006

FNMA	3.31	9-25-2020	2,551,118	2,571,493

FNMA (11th District Cost of Funds +1.25%) ±	3.37	5-1-2036	375,329	389,825

FNMA	3.38	9-1-2020	1,839,486	1,851,192

FNMA	3.48	3-1-2029	924,588	1,026,971

FNMA	3.50	4-1-2034	13,316,949	13,803,955

FNMA	3.50	2-1-2043	53,572	56,035

FNMA	3.50	2-1-2045	1,847,747	1,931,394

FNMA	3.50	4-1-2045	5,136,994	5,365,198

FNMA	3.50	8-1-2045	651,931	680,368

FNMA	3.50	12-1-2045	2,443,329	2,549,967

FNMA	3.50	2-1-2046	2,375,145	2,478,569

FNMA	3.50	8-1-2049	9,148,456	9,421,843

FNMA	3.63	3-1-2029	390,000	436,030

FNMA	3.77	3-1-2029	994,826	1,122,144

FNMA	3.86	3-1-2029	843,870	959,132

FNMA (c)	4.00	10-25-2025	112,609	1,788

FNMA	4.00	4-1-2046	13,547,438	14,277,049

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  13

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA	4.00%	3-1-2047	$1,516,070	$1,620,332

FNMA	4.50	1-1-2026	83,977	86,358

FNMA	4.50	10-1-2046	385,184	409,104

FNMA	4.50	9-1-2049	5,052,371	5,334,148

FNMA %%	4.50	9-12-2049	10,940,000	11,515,092

FNMA (12 Month LIBOR +1.78%) ±	4.50	8-1-2036	534,351	563,424

FNMA (12 Month LIBOR +1.54%) ±	4.51	1-1-2043	211,595	217,833

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.58	9-1-2031	28,722	30,199

FNMA (1 Year Treasury Constant Maturity +2.26%) ±	4.59	9-1-2031	109,567	113,425

FNMA (12 Month LIBOR +1.73%) ±	4.61	9-1-2036	359,573	374,315

FNMA (12 Month LIBOR +1.63%) ±	4.63	4-1-2032	66,318	66,891

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.64	11-1-2031	118,656	124,389

FNMA (1 Year Treasury Constant Maturity +2.30%) ±	4.67	6-1-2034	281,380	291,762

FNMA (1 Year Treasury Constant Maturity +2.23%) ±	4.70	12-1-2040	24,323	25,577

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.72	6-1-2032	110,771	115,196

FNMA (1 Year Treasury Constant Maturity +2.20%) ±	4.76	2-1-2027	1,445	1,445

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.86	12-1-2034	419,391	436,104

FNMA (1 Year Treasury Constant Maturity +2.42%) ±	4.87	10-1-2027	110,785	114,615

FNMA	5.00	4-1-2023	148,400	153,868

FNMA	5.00	6-1-2023	278,799	287,649

FNMA	5.00	3-1-2034	431,001	479,701

FNMA	5.00	8-1-2040	5,234,006	5,751,013

FNMA	5.00	10-1-2040	653,060	719,169

FNMA	5.00	1-1-2042	496,330	545,658

FNMA	5.00	11-1-2048	2,001,119	2,143,579

FNMA	5.00	12-1-2048	1,809,510	1,937,485

FNMA (1 Year Treasury Constant Maturity +2.32%) ±	5.13	7-1-2026	110,411	114,277

FNMA	5.50	6-1-2020	58,058	58,292

FNMA	5.50	11-1-2023	51,042	53,500

FNMA	5.50	1-1-2025	112,660	116,560

FNMA	5.50	1-1-2025	23,105	23,941

FNMA	5.50	9-1-2033	1,753,770	1,983,204

FNMA	5.50	9-1-2033	652,256	737,157

FNMA	5.50	8-1-2035	500,285	565,558

FNMA	5.50	1-1-2037	508,672	575,347

FNMA	5.50	4-1-2040	1,328,210	1,502,299

FNMA	5.61	2-1-2021	719,682	731,241

FNMA	5.75	5-1-2021	3,067,984	3,182,238

FNMA	5.95	6-1-2024	1,558,136	1,656,554

FNMA	6.00	3-1-2024	51,332	56,492

FNMA	6.00	1-1-2028	773,734	851,505

FNMA	6.00	2-1-2035	1,089,146	1,205,346

FNMA	6.00	11-1-2037	409,487	467,271

FNMA	6.00	7-1-2038	146,339	167,906

FNMA (6 Month LIBOR +2.86%) ±	6.23	4-1-2033	11,434	11,845

FNMA (6 Month LIBOR +3.13%) ±	6.24	7-1-2033	137,139	140,302

FNMA	6.50	1-1-2024	14,050	15,565

FNMA	6.50	3-1-2028	12,827	13,703

FNMA	6.50	12-1-2029	179,669	203,647

FNMA	6.50	11-1-2031	39,820	44,596

FNMA	6.50	7-1-2036	318,443	380,640

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA	6.50%	7-1-2036	$291,477	$337,660

FNMA	6.50	7-25-2042	1,312,151	1,535,653

FNMA	7.00	11-1-2026	4,612	4,939

FNMA	7.00	9-1-2031	3,374	3,375

FNMA	7.00	1-1-2032	2,002	2,243

FNMA	7.00	2-1-2032	75,418	89,678

FNMA	7.00	10-1-2032	168,066	201,199

FNMA	7.00	2-1-2034	1,865	2,129

FNMA	7.00	4-1-2034	116,738	137,348

FNMA	7.00	1-1-2036	6,191	6,608

FNMA	7.50	9-1-2031	77,081	91,106

FNMA	7.50	11-25-2031	312,471	370,558

FNMA	7.50	2-1-2032	26,742	31,104

FNMA	7.50	10-1-2037	738,285	886,937

FNMA	8.00	5-1-2027	25,701	25,870

FNMA	8.00	6-1-2028	4,047	4,412

FNMA	8.00	2-1-2030	30,160	30,455

FNMA	8.00	7-1-2031	829,465	948,349

FNMA	8.50	8-1-2024	4,616	4,624

FNMA	8.50	5-1-2026	79,346	86,372

FNMA	8.50	7-1-2026	19,545	20,078

FNMA	8.50	10-1-2026	51	51

FNMA	8.50	10-1-2026	2,729	2,733

FNMA	8.50	11-1-2026	25,188	25,477

FNMA	8.50	11-1-2026	6,254	6,424

FNMA	8.50	12-1-2026	106,009	118,189

FNMA	8.50	12-1-2026	13,694	15,080

FNMA	8.50	12-1-2026	237	237

FNMA	8.50	2-1-2027	159	175

FNMA	8.50	2-1-2027	5,645	5,654

FNMA	8.50	3-1-2027	705	748

FNMA	8.50	6-1-2027	56,731	58,583

FNMA	9.00	3-1-2021	2,973	2,990

FNMA	9.00	6-1-2021	38	39

FNMA	9.00	8-1-2021	39	40

FNMA	9.00	10-1-2021	499	502

FNMA	9.00	1-1-2025	13,635	14,785

FNMA	9.00	3-1-2025	1,673	1,676

FNMA	9.00	3-1-2025	803	804

FNMA	9.00	7-1-2028	3,745	3,773

FNMA	9.50	11-1-2020	15	15

FNMA	9.50	12-15-2020	1,471	1,479

FNMA	9.50	6-1-2022	302	304

FNMA	9.50	7-1-2028	5,032	5,044

FNMA	11.00	10-15-2020	45	46

FNMA Series 1989-100 Class Z	8.75	12-25-2019	138	138

FNMA Series 1989-63 Class Z	9.40	10-25-2019	36	36

FNMA Series 1990-144 Class W	9.50	12-25-2020	7,283	7,534

FNMA Series 1990-75 Class Z	9.50	7-25-2020	1,993	2,015

FNMA Series 1990-84 Class Y	9.00	7-25-2020	1,183	1,204

FNMA Series 1990-96 Class Z	9.67	8-25-2020	14,655	14,949

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  15

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA Series 1991-5 Class Z	8.75%	1-25-2021	$316	$316

FNMA Series 1991-85 Class Z	8.00	6-25-2021	10,405	10,767

FNMA Series 1992-45 Class Z	8.00	4-25-2022	31,116	32,749

FNMA Series 2000-T6 Class A2	9.50	11-25-2040	625,123	716,068

FNMA Series 2001-T10 Class A3	9.50	12-25-2041	717,621	850,807

FNMA Series 2001-T12 Class A3	9.50	8-25-2041	200,637	243,475

FNMA Series 2002-T12 Class A5 ±±	4.88	10-25-2041	787,083	817,755

FNMA Series 2002-T19 Class A1	6.50	7-25-2042	3,539,647	4,177,499

FNMA Series 2002-T5 Class A1 (1 Month LIBOR +0.24%) ±	2.39	5-25-2032	145,153	143,552

FNMA Series 2002-W4 Class A4	6.25	5-25-2042	519,871	595,879

FNMA Series 2003-T2 Class A1 (1 Month LIBOR +0.14%) ±	2.68	3-25-2033	952,236	934,010

FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	2.51	6-25-2033	83,766	82,317

FNMA Series 2003-W1 Class 1A1 ±±	5.32	12-25-2042	684,476	753,673

FNMA Series 2003-W11 Class A1 ±±	5.44	6-25-2033	40,288	42,097

FNMA Series 2003-W3 Class 1A4 ±±	4.23	8-25-2042	2,160,473	2,274,962

FNMA Series 2003-W5 Class A (1 Month LIBOR +0.11%) ±	2.49	4-25-2033	279,403	273,381

FNMA Series 2003-W6 Class 6A ±±	4.45	8-25-2042	1,185,879	1,219,488

FNMA Series 2003-W6 Class PT4 ±±	8.57	10-25-2042	1,205,916	1,518,779

FNMA Series 2003-W8 Class PT1 ±±	9.20	12-25-2042	454,787	527,666

FNMA Series 2004-T1 Class 1A2	6.50	1-25-2044	375,763	433,480

FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	994,755	1,150,556

FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	672,925	794,129

FNMA Series 2005-71 Class DB	4.50	8-25-2025	445,837	456,302

FNMA Series 2007-W10 Class 2A ±±	6.31	8-25-2047	323,892	364,181

FNMA Series 2011-15 Class HI (c)	5.50	3-25-2026	147,578	4,130

FNMA Series 2013-17 Class PC	2.00	3-25-2039	1,268,526	1,270,506

FNMA Series 2014-20 Class TM ±±	4.84	4-25-2044	1,206,798	1,373,156

FNMA Series 2018-M13 Class A2 ±±	3.82	9-25-2030	460,000	523,498

FNMA Series 265 Class 2	9.00	3-25-2024	48,703	54,570

FNMA Series G-8 Class E	9.00	4-25-2021	10,109	10,325

FNMA Series G92-30 Class Z	7.00	6-25-2022	16,128	16,613

FNMA Series G93-39 Class ZQ	6.50	12-25-2023	769,497	818,328

GNMA ±±(c)	1.66	4-20-2069	11,074,767	458,663

GNMA	3.00	11-20-2045	10,090,833	10,452,396

GNMA %%	3.00	9-19-2049	6,870,000	7,083,077

GNMA	3.50	12-20-2047	13,013,050	13,571,676

GNMA %%	3.50	9-19-2049	8,105,000	8,420,335

GNMA (1 Year Treasury Constant Maturity +1.50%) ±	4.00	8-20-2020	13,887	13,903

GNMA	4.00	11-15-2024	1,169,290	1,215,284

GNMA	4.00	12-20-2047	9,465,484	9,917,816

GNMA (1 Year Treasury Constant Maturity +1.50%) ±	4.13	11-20-2020	11,118	11,160

GNMA	4.25	6-20-2036	434,801	459,974

GNMA	4.50	10-20-2048	148,597	155,204

GNMA	4.50	8-20-2049	2,565,000	2,702,698

GNMA	5.00	7-20-2040	1,098,607	1,211,513

GNMA	5.50	4-20-2034	601,841	647,792

GNMA	6.00	8-20-2034	85,334	91,700

GNMA	6.50	12-15-2025	6,667	7,336

GNMA	6.50	5-15-2029	602	662

GNMA	6.50	5-15-2031	1,213	1,334

GNMA	6.50	9-20-2033	43,722	51,204

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

GNMA	7.00%	12-15-2022	$7,994	$8,268

GNMA	7.00	5-15-2026	1,659	1,763

GNMA	7.00	3-15-2028	20,913	21,166

GNMA	7.00	4-15-2031	879	894

GNMA	7.00	8-15-2031	18,453	19,127

GNMA	7.00	3-15-2032	13,847	14,095

GNMA	7.34	10-20-2021	16,622	16,727

GNMA	7.34	9-20-2022	5,682	5,689

GNMA	8.00	6-15-2023	2,495	2,631

GNMA	8.00	12-15-2023	130,537	140,142

GNMA	8.00	2-15-2024	507	541

GNMA	8.00	9-15-2024	2,564	2,596

GNMA	8.00	6-15-2025	50	50

GNMA	8.35	4-15-2020	1,281	1,281

GNMA	8.40	5-15-2020	1,866	1,866

GNMA	9.50	10-20-2019	15	15

GNMA Series 2002-53 Class IO ±±(c)	0.60	4-16-2042	402,814	6

GNMA Series 2005-23 Class IO ±±(c)	0.02	6-17-2045	1,732,400	949

GNMA Series 2006-32 Class XM ±±(c)	0.03	11-16-2045	5,848,431	5,547

GNMA Series 2006-68 Class D ±±	5.31	12-16-2037	218,373	218,288

GNMA Series 2007-69 Class D ±±	5.25	6-16-2041	447,924	464,423

GNMA Series 2008-22 Class XM ±±(c)	1.00	2-16-2050	13,558,229	322,972

GNMA Series 2010-158 Class EI (c)	4.00	12-16-2025	7,919,898	613,065

GNMA Series 2012-12 Class HD	2.00	5-20-2062	332,945	331,973

Resolution Funding Corporation STRIPS ¤	0.00	7-15-2020	14,300,000	14,079,457

Resolution Funding Corporation STRIPS ¤	0.00	4-15-2030	6,100,000	4,951,158

Resolution Funding Corporation STRIPS ¤	0.00	5-15-2039	8,275,000	5,643,928

TVA ¤	0.00	11-1-2025	10,000,000	8,906,925

TVA	4.25	9-15-2065	2,600,000	3,727,742

TVA	2.88	2-1-2027	2,430,000	2,613,906

TVA	4.63	9-15-2060	7,550,000	11,371,456

TVA	5.88	4-1-2036	4,380,000	6,465,583

Total Agency Securities (Cost $437,767,738)				457,991,426

Asset-Backed Securities: 0.98%

MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	4,445,000	4,478,325

Tesla Auto Lease Trust Series 2018-B Class A 144A	3.71	8-20-2021	1,372,404	1,396,800

Total Asset-Backed Securities (Cost $5,817,416)				5,875,125

Corporate Bonds and Notes: 0.73%

Financials: 0.73%

Mortgage REITs: 0.73%

American Tower Trust I 144A	3.65	3-15-2048	4,000,000	4,356,856

Total Corporate Bonds and Notes (Cost $4,000,000)				4,356,856

Municipal Obligations: 1.59%

New Jersey: 0.59%

GO Revenue: 0.59%

Newark NJ	3.75	11-1-2019	3,515,000	3,521,960

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  17

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Texas: 1.00%

Miscellaneous Revenue: 1.00%

San Antonio TX Retama Development Corporation	10.00%	12-15-2020	$5,405,000	$6,008,198

Total Municipal Obligations (Cost $9,236,244)				9,530,158

Non-Agency Mortgage-Backed Securities: 5.52%

Benchmark Mortgage Trust Series 2018-B1 Class A4	3.40	1-15-2051	305,000	331,677

CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	2,340,000	2,545,153

GS Mortgage Securities Trust Series 2013-G1 Class A2 144A±±	3.56	4-10-2031	5,349,842	5,490,754

GS Mortgage Securities Trust Series 2019- PJ1 Class A6 144A±±	4.00	8-25-2049	1,368,506	1,382,386

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C28 Class A4	3.23	10-15-2048	5,000,000	5,295,356

Mello Warehouse Securitization Series 2019-1 Class A (1 Month LIBOR +0.80%) 144A±	2.95	6-25-2052	3,000,000	2,997,344

Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	4,900,000	5,068,171

Starwood Mortgage Residential Trust Series 2019-1 Class A1 144A±±	2.94	6-25-2049	2,546,734	2,552,514

UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	2,581,000	2,813,896

Vendee Mortgage Trust Series 1995-1 Class 4 ±±	8.29	2-15-2025	128,630	142,787

Vendee Mortgage Trust Series 1995-2C Class 3A	8.79	6-15-2025	169,841	192,772

Vendee Mortgage Trust Series 2011-1 Class DA	3.75	2-15-2035	1,006,769	1,019,895

Verus Securitization Trust Series 2019-2 Class A1 144A±±	3.21	4-25-2059	3,244,323	3,272,383

Total Non-Agency Mortgage-Backed Securities (Cost $32,412,980)				33,105,088

U.S. Treasury Securities: 9.54%

TIPS	1.38	2-15-2044	3,017,057	3,740,243

U.S. Treasury Bond ##	1.63	8-15-2029	1,080,000	1,092,277

U.S. Treasury Bond ##	2.50	5-15-2046	3,600,000	4,002,047

U.S. Treasury Bond ##	2.88	5-15-2049	265,000	319,315

U.S. Treasury Bond ##	3.38	5-15-2044	5,425,000	6,955,655

U.S. Treasury Bond ##	3.63	2-15-2044	7,065,000	9,400,038

U.S. Treasury Bond ##	3.75	8-15-2041	3,310,000	4,424,022

U.S. Treasury Bond ##	3.75	11-15-2043	9,295,000	12,580,565

U.S. Treasury Bond ##	4.25	11-15-2040	10,330,000	14,688,372

Total U.S. Treasury Securities (Cost $48,513,011)				57,202,534

Yankee Corporate Bonds and Notes: 0.42%

Financials: 0.42%

Banks: 0.42%

Inter-American Development Bank	7.00	6-15-2025	2,000,000	2,553,763

Total Yankee Corporate Bonds and Notes (Cost $2,379,584)				2,553,763

Yankee Government Bonds: 5.48%

Hashemite Kingdom of Jordan	3.00	6-30-2025	10,636,000	11,367,997

State of Israel	5.50	12-4-2023	9,030,000	10,466,033

Ukraine	1.47	9-29-2021	11,090,000	11,070,838

Total Yankee Government Bonds (Cost $32,662,552)				32,904,868

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2019

	Yield		Shares	Value
Short-Term Investments: 3.95%

Investment Companies: 3.58%

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.04%		21,461,781	$21,461,781

		Maturity date	Principal
U.S. Treasury Securities: 0.37%

U.S. Treasury Bill (z)#	1.66	9-12-2019	$2,225,000	2,223,964

Total Short-Term Investments (Cost $23,685,554)				23,685,745

Total investments in securities (Cost $596,475,079)	104.57%	627,205,563

Other assets and liabilities, net	(4.57)	(27,414,414)

Total net assets	100.00%	$599,791,149

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is purchased on a when-issued basis.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

FDIC	Federal Deposit Insurance Corporation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
LIBOR	London Interbank Offered Rate
STRIPS	Separate trading of registered interest and principal securities
TIPS	Treasury inflation-protected securities
TVA	Tennessee Valley Authority

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	257	12-31-2019	$55,484,301	$55,542,117	$57,816	$0
5-Year U.S. Treasury Notes	477	12-31-2019	57,037,372	57,228,821	191,449	0
10-Year U.S. Treasury Notes	139	12-19-2019	18,231,658	18,308,906	77,248	0
Short
U.S. Long Term Bonds	(138)	12-19-2019	(22,996,946)	(22,804,500)	192,446	0
U.S. Ultra Bond	(25)	12-19-2019	(4,997,387)	(4,935,938)	61,449	0
10-Year Ultra Futures	(49)	12-19-2019	(7,109,506)	(7,077,438)	32,068	0

					$612,476	$0

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  19

Portfolio of investments—August 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	18,303,812	237,145,103	233,987,134	21,461,781	$0	$0	$473,864	$21,461,781	3.58%

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Government Securities Fund

Statement of assets and liabilities—August 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $575,013,298)	$605,743,782
Investments in affiliated securities, at value (cost $21,461,781)	21,461,781
Receivable for interest	2,604,652
Receivable for investments sold	2,539,981
Receivable for Fund shares sold	548,415
Principal paydown receivable	238,889
Receivable for daily variation margin on open futures contracts	78,543
Prepaid expenses and other assets	48,009

Total assets	633,264,052

Liabilities
Payable for investments purchased	28,148,112
Payable for Fund shares redeemed	3,236,803
Due to custodian bank	1,375,401
Distributions payable	185,836
Management fee payable	181,503
Administration fees payable	65,469
Distribution fee payable	7,387
Trustees’ fees and expenses payable	4,105
Accrued expenses and other liabilities	268,287

Total liabilities	33,472,903

Total net assets	$599,791,149

Net assets consist of
Paid-in capital	$602,622,329
Total distributable loss	(2,831,180)

Total net assets	$599,791,149

Computation of net asset value and offering price per share
Net assets – Class A	$271,986,111
Shares outstanding – Class A1	24,047,862
Net asset value per share – Class A	$11.31
Maximum offering price per share – Class A2	$11.84
Net assets – Class C	$11,025,632
Shares outstanding – Class C1	974,988
Net asset value per share – Class C	$11.31
Net assets – Administrator Class	$106,354,983
Shares outstanding – Administrator Class[1]	9,407,329
Net asset value per share – Administrator Class	$11.31
Net assets – Institutional Class	$210,424,423
Shares outstanding – Institutional Class[1]	18,611,890
Net asset value per share – Institutional Class	$11.31

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  21

Statement of operations—year ended August 31, 2019

Investment income
Interest	$19,052,950
Income from affiliated securities	473,864

Total investment income	19,526,814

Expenses
Management fee	2,851,553
Administration fees
Class A	440,859
Class C	20,128
Administrator Class	89,711
Institutional Class	211,036
Shareholder servicing fees
Class A	688,842
Class C	31,450
Administrator Class	223,491
Distribution fee
Class C	94,349
Custody and accounting fees	76,043
Professional fees	80,775
Registration fees	64,821
Shareholder report expenses	114,685
Trustees’ fees and expenses	21,592
Other fees and expenses	17,221

Total expenses	5,026,556
Less: Fee waivers and/or expense reimbursements
Fund-level	(402,618)
Class A	(1,598)
Administrator Class	(134,456)
Institutional Class	(104,524)

Net expenses	4,383,360

Net investment income	15,143,454

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	1,322,922
Futures contracts	(3,247,993)

Net realized losses on investments	(1,925,071)

Net change in unrealized gains (losses) on
Unaffiliated securities	38,437,441
Futures contracts	689,468

Net change in unrealized gains (losses) on investments	39,126,909

Net realized and unrealized gains (losses) on investments	37,201,838

Net increase in net assets resulting from operations	$52,345,292

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Government Securities Fund

Statement of changes in net assets

	Year ended August 31, 2019		Year ended August 31, 2018¹

Operations
Net investment income		$15,143,454		$16,455,144
Net realized losses on investments		(1,925,071)		(5,443,980)
Net change in unrealized gains (losses) on investments		39,126,909		(23,108,606)

Net increase (decrease) in net assets resulting from operations		52,345,292		(12,097,442)

Distributions to shareholders from net investment income and net realized gains
Class A		(6,313,196)		(6,375,215)
Class C		(195,136)		(199,378)
Administrator Class		(2,239,507)		(4,147,365)
Institutional Class		(7,084,150)		(5,781,887)

Total distributions to shareholders		(15,831,989)		(16,503,845)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,998,141	32,247,697	3,569,871	38,348,367
Class C	130,403	1,399,972	63,470	684,459
Administrator Class	3,748,099	40,844,711	6,511,960	70,326,132
Institutional Class	10,629,768	114,197,617	19,558,475	209,166,296

		188,689,997		318,525,254

Reinvestment of distributions
Class A	514,113	5,557,375	525,663	5,649,695
Class C	6,968	75,010	7,721	82,914
Administrator Class	202,767	2,194,061	380,074	4,081,678
Institutional Class	527,779	5,677,579	438,702	4,717,547

		13,504,025		14,531,834

Payment for shares redeemed
Class A	(6,931,745)	(74,634,484)	(12,470,498)	(133,691,683)
Class C	(618,596)	(6,623,742)	(443,637)	(4,768,963)
Administrator Class	(3,152,863)	(33,929,729)	(16,318,494)	(174,401,645)
Institutional Class	(21,756,178)	(234,422,675)	(28,678,375)	(311,030,462)

		(349,610,630)		(623,892,753)

Net decrease in net assets resulting from capital share transactions		(147,416,608)		(290,835,665)

Total decrease in net assets		(110,903,305)		(319,436,952)

Net assets
Beginning of period		710,694,454		1,030,131,406

End of period		$599,791,149		$710,694,454

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at August 31, 2018 was $12,956,930. The disaggregated distributions information for the year ended August 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.65	$11.01	$11.51	$11.22	$11.11
Net investment income	0.23	0.19	0.15	0.11 [1]	0.07 [1]
Net realized and unrealized gains (losses) on investments	0.68	(0.35)	(0.22)	0.34	0.13

Total from investment operations	0.91	(0.16)	(0.07)	0.45	0.20
Distributions to shareholders from
Net investment income	(0.25)	(0.20)	(0.16)	(0.10)	(0.09)
Net realized gains	0.00	0.00	(0.27)	(0.06)	0.00

Total distributions to shareholders	(0.25)	(0.20)	(0.43)	(0.16)	(0.09)
Net asset value, end of period	$11.31	$10.65	$11.01	$11.51	$11.22
Total return[2]	8.65%	(1.44)%	(0.52)%	4.03%	1.84%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.90%	0.88%	0.87%	0.87%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.20%	1.86%	1.38%	0.94%	0.59%
Supplemental data
Portfolio turnover rate	178%	197%	299%	397%	349%
Net assets, end of period (000s omitted)	$271,986	$292,550	$394,645	$483,112	$232,545

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Government Securities Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.65	$11.01	$11.51	$11.21	$11.11
Net investment income (loss)	0.15 [1]	0.12 [1]	0.07 [1]	0.02 [1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	0.68	(0.36)	(0.23)	0.36	0.12

Total from investment operations	0.83	(0.24)	(0.16)	0.38	0.11
Distributions to shareholders from
Net investment income	(0.17)	(0.12)	(0.07)	(0.02)	(0.01)
Net realized gains	0.00	0.00	(0.27)	(0.06)	0.00

Total distributions to shareholders	(0.17)	(0.12)	(0.34)	(0.08)	(0.01)
Net asset value, end of period	$11.31	$10.65	$11.01	$11.51	$11.21
Total return[2]	7.84%	(2.18)%	(1.26)%	3.25%	1.08%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.65%	1.61%	1.62%	1.62%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income (loss)	1.44%	1.12%	0.63%	0.16%	(0.13)%
Supplemental data
Portfolio turnover rate	178%	197%	299%	397%	349%
Net assets, end of period (000s omitted)	$11,026	$15,508	$20,132	$27,085	$26,981

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.65	$11.01	$11.51	$11.21	$11.11
Net investment income	0.26 [1]	0.22 [1]	0.18 [1]	0.13	0.10
Net realized and unrealized gains (losses) on investments	0.67	(0.35)	(0.23)	0.36	0.12

Total from investment operations	0.93	(0.13)	(0.05)	0.49	0.22
Distributions to shareholders from
Net investment income	(0.27)	(0.23)	(0.18)	(0.13)	(0.12)
Net realized gains	0.00	0.00	(0.27)	(0.06)	0.00

Total distributions to shareholders	(0.27)	(0.23)	(0.45)	(0.19)	(0.12)
Net asset value, end of period	$11.31	$10.65	$11.01	$11.51	$11.21
Total return	8.88%	(1.23)%	(0.31)%	4.34%	1.97%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.82%	0.81%	0.80%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	2.42%	2.07%	1.60%	1.13%	0.82%
Supplemental data
Portfolio turnover rate	178%	197%	299%	397%	349%
Net assets, end of period (000s omitted)	$106,355	$91,671	$198,520	$229,169	$216,428

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Government Securities Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.65	$11.00	$11.50	$11.21	$11.10
Net investment income	0.27 [1]	0.24 [1]	0.19 [1]	0.15	0.11 [1]
Net realized and unrealized gains (losses) on investments	0.68	(0.35)	(0.22)	0.35	0.14

Total from investment operations	0.95	(0.11)	(0.03)	0.50	0.25
Distributions to shareholders from
Net investment income	(0.29)	(0.24)	(0.20)	(0.15)	(0.14)
Net realized gains	0.00	0.00	(0.27)	(0.06)	0.00

Total distributions to shareholders	(0.29)	(0.24)	(0.47)	(0.21)	(0.14)
Net asset value, end of period	$11.31	$10.65	$11.00	$11.50	$11.21
Total return	9.05%	(0.99)%	(0.15)%	4.42%	2.22%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.57%	0.55%	0.54%	0.54%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.56%	2.22%	1.75%	1.28%	0.99%
Supplemental data
Portfolio turnover rate	178%	197%	299%	397%	349%
Net assets, end of period (000s omitted)	$210,424	$310,966	$416,834	$487,113	$468,859

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  27

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Government Securities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

28  |  Wells Fargo Government Securities Fund

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2019, the aggregate cost of all investments for federal income tax purposes was $610,841,707 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$18,312,098

Gross unrealized losses	(1,335,766)

Net unrealized gains	$16,976,332

As of August 31, 2019, the Fund had capital loss carryforwards which consist of $14,573,374 in short-term capital losses and $5,297,260 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Government Securities Fund  |  29

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$457,991,426	$0	$457,991,426

Asset-backed securities	0	5,875,125	0	5,875,125

Corporate bonds and notes	0	4,356,856	0	4,356,856

Municipal obligations	0	9,530,158	0	9,530,158

Non-agency mortgage-backed securities	0	33,105,088	0	33,105,088

U.S. Treasury securities	57,202,534	0	0	57,202,534

Yankee corporate bonds and notes	0	2,553,763	0	2,553,763

Yankee government bonds	0	32,904,868	0	32,904,868

Short-term investments

Investment companies	21,461,781	0	0	21,461,781

U.S. Treasury securities	2,223,964	0	0	2,223,964

	80,888,279	546,317,284	0	627,205,563

Futures contracts	612,476	0	0	612,476

Total assets	$81,500,755	$546,317,284	$0	$627,818,039

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For year ended August 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.450%

Next $500 million	0.425

Next $2 billion	0.400

Next $2 billion	0.375

Next $5 billion	0.340

Over $10 billion	0.320

For the year ended August 31, 2019, the management fee was equivalent to an annual rate of 0.44% of the Fund’s average daily net assets.

30  |  Wells Fargo Government Securities Fund

Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.64% for Administrator Class shares, and 0.48% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2019, Funds Distributor received $3,269 from the sale of Class A shares and $181 in contingent deferred sales charges from redemptions of Class C shares, respectively. No contingent deferred sales charges were incurred by Class A for the year ended August 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,206,754,091	$37,666,256	$1,284,540,702	$103,025,530

Wells Fargo Government Securities Fund  |  31

Notes to financial statements

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2019, the Fund entered into futures contracts to manage duration and yield curve exposures. The Fund had an average notional amount of $43,547,365 in long futures contracts and $45,593,937 in short futures contracts during the year ended August 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $15,831,989 and $16,503,845 of ordinary income for the years ended August 31, 2019 and August 31, 2018, respectively.

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$271,874	$16,976,332	$(19,870,634)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended August 31, 2018 were as follows:

Net investment income

Class A	$6,375,215

Class C	199,378

Administrator Class	4,147,365

Institutional Class	5,781,887

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

32  |  Wells Fargo Government Securities Fund

Notes to financial statements

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo Government Securities Fund  |  33

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Government Securities Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2019

34  |  Wells Fargo Government Securities Fund

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2019, $15,022,046 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2019, 9.95% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Government Securities Fund  |  35

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

36  |  Wells Fargo Government Securities Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Government Securities Fund  |  37

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

38  |  Wells Fargo Government Securities Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Government Securities Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Government Securities Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Government Securities Fund  |  39

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was in range of its benchmark index, the Bloomberg Barclays U.S. Aggregate ex Credit Index, for the three- and ten-year periods under review, but lower than its benchmark for the one- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over all the periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

40  |  Wells Fargo Government Securities Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Government Securities Fund  |  41

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405803 10-19

A216/AR216 08-19

Annual Report

August 31, 2019

Wells Fargo Short-Term Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Short-Term Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term Bond Fund for the 12-month period that ended August 31, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade staredowns, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.27%. The MSCI EM Index (Net)3 slipped 4.36%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.17%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.71%, the Bloomberg Barclays Municipal Bond Index6 gained 8.72%, and the ICE BofAML U.S. High Yield Index7 added 6.58%.

Entering the fourth quarter of 2018, economic data was encouraging.

Entering the fourth quarter of 2018, there were reasons for investors to be optimistic. The U.S. Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew 4.2% on an annualized basis during the second quarter. Hiring improved. Unemployment declined. Consumer spending gained. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada advanced. In September 2018, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in an indication of its confidence that U.S. economic growth was sustainable.

International markets presented numerous challenges. U.S.-China trade tensions increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor in a number of disconcerting economic and business data points: lower July manufacturing and industrial orders in Germany; declining purchasing managers’ index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns that global economic growth was slowing.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Short-Term Bond Fund

Letter to shareholders (unaudited)

Investors had to digest unsettling events during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. A partial U.S. government shutdown driven by partisan policy disputes extended into January 2019. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% even as observers expressed concerns that higher rates could slow the economy.

The market climbs a wall of worry.

Investment returns appeared to reaffirm the adage that markets climb a wall of worry as 2019 opened. Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit contretemps caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and

“December’s S&P 500 Index performance was the worst since 1931.”

“Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Short-Term Bond Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July 2019 with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from discouraging to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown continued to mount as central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Short-Term Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Jay N. Mueller, CFA®‡

Michael J. Schueller, CFA®‡*

Noah M. Wise, CFA®‡

Average annual total returns (%) as of August 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SSTVX)	8-31-1999	2.51	1.30	1.97	4.60	1.71	2.18	0.83	0.73

Class C (WFSHX)	3-31-2008	2.82	0.95	1.42	3.82	0.95	1.42	1.58	1.48

Class R6 (SSTYX)[3]	7-31-2018	–	–	–	4.69	1.93	2.47	0.45	0.41

Institutional Class (SSHIX)	8-31-1999	–	–	–	4.88	1.95	2.47	0.50	0.46

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index[4]	–	–	–	–	4.62	1.58	1.57	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment- grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Short-Term Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Schueller became a portfolio manager of the Fund on June 6, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through December 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.72% for Class A, 1.47% for Class C, 0.40% for Class R6, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]

The Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index is the one- to three-year component of the Bloomberg Barclays U.S. Government/Credit Bond Index that includes securities in the Government and Credit Indexes. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The Personal Consumption Expenditures Index is the primary measure of consumer spending on goods and services in the U.S. economy. It accounts for about two-thirds of domestic final spending and is part of the personal income report issued by the Bureau of Economic Analysis of the Department of Commerce. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Short-Term Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A shares, excluding sales charges) underperformed its benchmark, the Bloomberg Barclays 1–3 year U.S. Government/Credit Bond Index, for the 12-month period that ended August 31, 2019.

∎	Cash reserves were a modest detractor.

∎	Overweights to corporate debt and structured products, both of which generated superior yield returns compared with similar-duration Treasuries, generated positive results for the Fund.

Ten largest holdings (%) as of August 31, 2019[6]

Jackson National Life Global Company, 2.50%, 6-27-2022	1.16

Morgan Stanley, 2.75%, 5-19-2022	0.94

Honda Auto Receivables Owner Trust Series 2016-4 Class A4, 1.36%, 1-18-2023	0.79

GS Mortgage Securities Trust Series 2010-C1 Class A2, 4.59%, 8-10-2043	0.75

Comcast Corporation, 3.45%, 10-1-2021	0.71

GS Mortgage Securities Trust Series 2014-GC22 Class A3, 3.52%, 6-10-2047	0.71

HSBC Bank USA NA, 4.88%, 8-24-2020	0.71

General Motors Financial Company, 3.45%, 4-10-2022	0.70

Cooperatieve Rabobank U.A., 2.75%, 1-10-2022	0.70

California Republic Auto Receivables Trust Series 2017-1 Class A4, 2.28%, 6-15-2022	0.70

An economic slowdown

The pace of gross domestic product growth decelerated over the past 12 months as business investment, inventory effects, and trade restrained overall economic activity. For the four quarters that ended June 30, 2019, the U.S. economy expanded by 2.3% in inflation-adjusted terms, compared with a 3.2% trailing 12-month growth rate at the midway point in 2018. Rising anxiety over the contentious U.S.-China trade relationship appeared to discourage capital investment over the 12-month period that ended August 31, 2019. Housing investment also was a modest drag despite low mortgage rates. Consumer spending held up fairly well, however, with the Personal Consumption Expenditures Index7 rising at a 2.7% year-over-year rate though the end of July.

Consumption was supported by a relatively firm labor market. While job growth slowed modestly over the period, wages grew by 3.2% in real terms and the unemployment rate remained below 4%. Measures of labor force participation also generally showed improvement.

In response to slower growth and lower-than-targeted inflation, the Federal Open Market Committee (FOMC) voted to reduce its policy rate target for overnight funds by 0.25% at its July 31 meeting. This was the first interest rate reduction engineered by the FOMC in the decade since the financial crisis. While the monetary authorities suggested that their decision should be seen as a “midcourse correction” rather than the beginning of an extended easing cycle, markets have priced multiple additional rate cuts into the term structure. Indeed, interest rates fell across the board over the past 12 months, with the intermediate-term Treasury yields dropping by about 1.35%.

Portfolio composition as of August 31, 2019[8]

The Fund continued to favor corporate credit and securitized obligations.

The Fund continued to overweight short-term corporate bonds as well as securitized debt while underweighting U.S. Treasuries and agency debentures. The Fund’s investments in corporate debt benefited from a yield advantage versus Treasuries, while short-term credit spreads were little changed on a year-over-year basis. The Fund’s second-largest sector commitment was to securitized debt: asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and collateralized loan obligations. The Fund benefited from the yield advantage accruing to these holdings.

While our emphasis in certain outperforming sectors like telecom, airlines, and real estate investment trusts added to relative performance, selection in these sectors detracted as the Fund holdings tended to underperform index holdings.

Please see footnotes on page 7.

8  |  Wells Fargo Short-Term Bond Fund

Performance highlights (unaudited)

The trade war is a persistent cloud.

We expect the U.S.-China trade dispute to drag on for some months to come, depressing business investment. Slower growth, in turn, is likely to incline the monetary authorities to ease policy further, with at least one and probably more rate cuts to be implemented over the next 6 to 12 months. A quick resolution to the dispute—as unlikely as that seems at this time—could probably boost business confidence and perhaps reduce the pressure for accommodative monetary policy. In this environment, we anticipate taking a cautious approach to both duration and sector allocation decisions, with a bias toward up-in-quality trades. As always, relative-value considerations will dominate our security selection process.

Wells Fargo Short-Term Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2019	Ending account value 8-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,029.53	$3.68	0.72%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67	0.72%

Class C

Actual	$1,000.00	$1,025.67	$7.50	1.47%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48	1.47%

Class R6

Actual	$1,000.00	$1,030.02	$2.05	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%

Institutional Class

Actual	$1,000.00	$1,029.74	$2.30	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Short-Term Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities: 4.46%

FDIC Series 2010-R1 Class A 144A	2.18%	5-25-2050	$91,009	$90,894

FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	267,579	265,977

FHLMC	3.50	10-15-2025	403,486	419,552

FHLMC	3.50	6-15-2038	158,475	158,892

FHLMC (3 Year Treasury Constant Maturity +2.24%) ±	3.63	5-1-2026	24,686	24,973

FHLMC	4.00	5-1-2025	704,651	735,272

FHLMC (12 Month LIBOR +1.91%) ±	4.66	9-1-2031	2,375	2,406

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.76	4-1-2032	34,258	36,097

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.84	4-1-2038	215,463	227,198

FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	4.90	7-1-2029	1,644	1,692

FHLMC	6.00	10-1-2021	70,341	71,996

FHLMC	9.00	10-1-2019	193	192

FHLMC	9.50	12-1-2022	1,973	1,987

FHLMC Series 2597 Class AE	5.50	4-15-2033	47,435	50,916

FHLMC Series 2642 Class AR	4.50	7-15-2023	170,311	174,820

FHLMC Series 3609 Class LA	4.00	12-15-2024	4,280	4,290

FHLMC Series 3855 Class HL	3.50	2-15-2026	29,777	29,806

FHLMC Series 3920 Class AB	3.00	9-15-2025	191,442	192,859

FHLMC Series KI01 Class A (1 Month LIBOR +0.16%) ±	2.38	9-25-2022	89,050	88,859

FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	3.22	5-25-2044	1,017,673	1,018,558

FHLMC Series T-42 Class A6	9.50	2-25-2042	297,427	367,676

FHLMC Series T-57 Class 2A1 ±±	4.16	7-25-2043	70,884	77,063

FHLMC Series T-59 Class 2A1 ±±	4.03	10-25-2043	830,165	881,290

FHMLC Series 4358 Class DA	3.00	6-15-2040	1,877,032	1,909,992

FNMA	2.02	6-1-2021	1,988,786	1,992,185

FNMA	3.02	11-1-2020	249,161	250,668

FNMA (1 Year Treasury Constant Maturity +1.27%) ±	3.83	8-1-2034	219,591	223,134

FNMA	4.00	6-25-2026	410,003	436,183

FNMA	4.00	8-25-2037	304,808	314,715

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.64	11-1-2031	39,552	41,463

FNMA (12 Month LIBOR +1.81%) ±	4.69	9-1-2040	614,115	648,126

FNMA (1 Year Treasury Constant Maturity +2.26%) ±	4.72	8-1-2036	1,035,302	1,093,694

FNMA (12 Month Treasury Average +2.29%) ±	4.82	10-1-2036	836,069	877,028

FNMA (12 Month Treasury Average +2.43%) ±	4.92	7-1-2036	821,419	866,192

FNMA	5.50	3-1-2023	307,853	319,323

FNMA	6.00	4-1-2021	22,479	22,804

FNMA	6.00	3-1-2033	313,885	346,938

FNMA	6.50	8-1-2031	163,174	190,607

FNMA	8.00	9-1-2023	726	730

FNMA	8.33	7-15-2020	154	155

FNMA	9.00	2-15-2020	22	22

FNMA	9.00	11-1-2024	32,146	34,583

FNMA	11.00	10-15-2020	292	294

FNMA Grantor Trust Series 2002-T12 Class A4	9.50	5-25-2042	490,316	586,679

FNMA Series 1989-63 Class Z	9.40	10-25-2019	77	77

FNMA Series 2002-T1 Class A4	9.50	11-25-2031	29,015	34,821

FNMA Series 2003-41 Class PE	5.50	5-25-2023	187,546	194,798

FNMA Series 2003-W11 Class A1 ±±	5.44	6-25-2033	5,534	5,782

FNMA Series 2003-W6 Class 6A ±±	4.45	8-25-2042	555,090	570,822

FNMA Series 2003-W6 Class PT4 ±±	8.57	10-25-2042	54,878	69,116

FNMA Series 2005-84 Class MB	5.75	10-25-2035	321,560	354,821

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Fund  |  11

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA Series 2006-W1 Class 2AF2 (1 Month LIBOR +0.19%) ±	2.34%	2-25-2046	$1,133,667	$1,115,362

FNMA Series 2008-53 Class CA	5.00	7-25-2023	7,416	7,412

FNMA Series 2010-37 Class A1	5.41	5-25-2035	1,436,762	1,502,572

FNMA Series 2011-133 Class A	3.50	6-25-2029	43,288	43,258

GNMA	4.50	4-20-2035	83,677	87,822

GNMA	8.00	12-15-2023	10,027	10,765

GNMA	9.00	11-15-2024	1,803	1,833

GNMA Series 2017-H13 Class FJ (1 Month LIBOR +0.20%) ±	2.58	5-20-2067	137,122	137,049

GNMA Series 2017-H16 Class FD (1 Month LIBOR +0.20%) ±	2.58	8-20-2067	157,420	157,377

Total Agency Securities (Cost $18,862,253)				19,372,467

Asset-Backed Securities: 12.11%

Ascentium Equipment Receivables LLC Series 2017-2A Class A2 144A	2.00	5-11-2020	336,556	336,445

California Republic Auto Receivables Trust Series 2017-1 Class A4	2.28	6-15-2022	3,030,992	3,031,406

Chesapeake Funding II LLC Series 2017-3A Class A1 144A	1.91	8-15-2029	1,509,386	1,505,211

CPS Auto Trust Series 2018-C Class A 144A	2.87	9-15-2021	1,178,121	1,179,153

Dell Equipment Finance Trust Series 2018-1 Class A2A 144A	2.97	10-22-2020	2,211,062	2,215,722

DT Auto Owner Trust Series 2017-2A Class D 144A	3.89	1-15-2023	535,000	540,333

Education Loan Asset-Backed Trust Series 2013-1 Class A1 (1 Month LIBOR +0.80%) 144A±	2.95	6-25-2026	649,402	650,025

Educational Services of America Incorporated Series 2015-2 Class A (1 Month LIBOR +1.00%) 144A±	3.15	12-25-2056	1,051,221	1,051,252

Enterprise Fleet Financing Trust Series 2017-1 Class A2 144A	2.13	7-20-2022	988,376	988,009

Enterprise Fleet Financing Trust Series 2017-2 Class A2 144A	1.97	1-20-2023	2,799,143	2,795,872

Fifth Third Auto Trust Series 2019-1 Class A2A	2.66	5-16-2022	2,015,000	2,024,371

Flagship Credit Auto Trust Series 2018-2 Class A 144A	2.97	10-17-2022	1,150,768	1,155,689

GM Financial Consumer Automobile Receivables Trust Series 2017-2A Class A3 144A	1.86	12-16-2021	2,830,219	2,825,827

GM Financial Securitized Term Auto Receivables Trust Series 2018-1 Class A2A	2.08	1-19-2021	655,927	655,793

Hertz Fleet Lease Funding LP Series 2016-1 Class A2 144A	1.96	4-10-2030	91,852	91,791

Hertz Vehicle Financing LLC Series 2019-1A Class A 144A	3.71	3-25-2023	2,280,000	2,356,621

Hertz Vehicle Financing LLC Series 2019-1A Class B 144A	4.10	3-25-2023	1,500,000	1,551,804

Home Equity Asset Trust Series 2003-6 Class M1 (1 Month LIBOR +1.05%) ±	3.77	2-25-2034	887,298	881,754

Honda Auto Receivables Owner Trust Series 2016-4 Class A4	1.36	1-18-2023	3,435,000	3,418,981

Jimmy John’s Funding LLC Series 2017-1A Class A2I 144A	3.61	7-30-2047	1,225,000	1,237,030

Lendmark Funding Trust Series 2018-1A Class A 144A	3.81	12-21-2026	1,855,000	1,901,704

MMAF Equipment Finance LLC Series 2019-A Class A2 144A	2.84	1-10-2022	1,875,000	1,889,783

Nissan Auto Lease Trust Series 2017-B Class A3	2.05	9-15-2020	1,198,447	1,198,091

SLC Student Loan Trust Series 2006-2 Class A5 (3 Month LIBOR +0.10%) ±	2.51	9-15-2026	1,053,077	1,050,678

SLM Student Loan Trust Series 2007- 4 Class B1 (3 Month LIBOR +0.14%) ±	2.42	7-25-2025	648,448	645,259

SLM Student Loan Trust Series 2011-1 Class A1 (1 Month LIBOR +0.52%) ±	2.67	3-25-2026	204,883	205,117

SLM Student Loan Trust Series 2011-2 Class A1 (1 Month LIBOR +0.60%) ±	2.75	11-25-2027	238,492	238,040

SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	2.80	12-27-2038	1,847,565	1,844,427

Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	3.37	10-25-2027	1,476,862	1,481,224

Tesla Auto Lease Trust Series 2018-B Class A 144A	3.71	8-20-2021	798,193	812,382

Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	2.75	1-25-2046	2,116,136	2,084,090

Toyota Auto Receivables Owner Trust Series 2018-D Class A3	3.18	3-15-2023	1,365,000	1,394,429

Verizon Owner Trust Series 2017-1A Class A 144A	2.06	9-20-2021	969,117	968,780

Volvo Financial Equipment LLC Series 2018-A Class A (1 Month LIBOR +0.52%) 144A±	2.72	7-17-2023	2,240,000	2,243,295

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Short-Term Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)

Westlake Automobile Receivables Trust Series 2018-2A Class B 144A	3.20%	1-16-2024	$1,300,000	$1,307,109

Wheels SPV LLC Series 2018-1A Class A2 144A	3.06	4-20-2027	1,109,074	1,115,186

World Omni Automobile Lease Southeast Series 2019-A Class A4	3.01	7-15-2024	1,710,000	1,747,675

Total Asset-Backed Securities (Cost $52,375,121)				52,620,358

Corporate Bonds and Notes: 41.59%

Communication Services: 4.44%

Diversified Telecommunication Services: 0.77%

AT&T Incorporated	2.80	2-17-2021	1,910,000	1,928,905

Broadcom Corporation	3.00	1-15-2022	1,415,000	1,426,479

				3,355,384

Media: 3.44%

Charter Communications Operating LLC	3.58	7-23-2020	3,000,000	3,028,583

Comcast Corporation	3.45	10-1-2021	3,000,000	3,090,009

Discovery Communications LLC	3.50	6-15-2022	2,025,000	2,084,258

Fox Corporation 144A	4.03	1-25-2024	1,070,000	1,145,959

Interpublic Group Companies	3.75	2-15-2023	2,025,000	2,130,190

NBCUniversal Enterprise Incorporated 144A	5.25	3-19-2021	1,655,000	1,708,788

TEGNA Incorporated	5.13	7-15-2020	1,740,000	1,746,090

				14,933,877

Wireless Telecommunication Services: 0.23%

Sprint Spectrum Company LLC 144A	3.36	3-20-2023	990,000	993,762

Consumer Discretionary: 1.42%

Household Durables: 0.66%

D.R. Horton Incorporated	4.75	2-15-2023	2,000,000	2,140,775

Lennar Corporation	4.50	11-15-2019	445,000	445,267

Lennar Corporation	4.75	11-15-2022	251,000	264,805

				2,850,847

Internet & Direct Marketing Retail: 0.18%

Amazon.com Incorporated	1.90	8-21-2020	765,000	764,527

Multiline Retail: 0.28%

Macy’s Retail Holdings Incorporated	3.45	1-15-2021	1,205,000	1,214,771

Specialty Retail: 0.30%

Group 1 Automotive Incorporated	5.00	6-1-2022	1,300,000	1,313,000

Consumer Staples: 2.86%

Food Products: 1.79%

Campbell Soup Company	3.30	3-15-2021	2,380,000	2,413,504

Conagra Brands Incorporated	3.80	10-22-2021	1,440,000	1,481,528

General Mills Incorporated	3.20	4-16-2021	1,800,000	1,831,655

Hershey Company	3.38	5-15-2023	1,935,000	2,034,529

				7,761,216

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Fund  |  13

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Tobacco: 1.07%

Altria Group Incorporated	2.85%	8-9-2022	$2,805,000	$2,862,846

BAT Capital Corporation	2.30	8-14-2020	1,785,000	1,785,193

				4,648,039

Energy: 1.91%

Oil, Gas & Consumable Fuels: 1.91%

Baker Hughes LLC	2.77	12-15-2022	1,360,000	1,384,692

Energy Transfer Partners LP	5.20	2-1-2022	2,060,000	2,184,940

Occidental Petroleum Corporation	2.90	8-15-2024	2,365,000	2,387,117

Rockies Express Pipeline LLC 144A	5.63	4-15-2020	2,300,000	2,351,187

				8,307,936

Financials: 15.87%

Banks: 5.63%

Australia & New Zealand Banking Group Limited	2.25	11-9-2020	2,210,000	2,218,229

Bank of America Corporation	2.15	11-9-2020	2,000,000	2,001,072

Bank of America NA (3 Month LIBOR +0.65%) ±	3.34	1-25-2023	1,000,000	1,030,688

BBVA Bancomer SA 144A	7.25	4-22-2020	2,240,000	2,296,022

Citibank NA	3.40	7-23-2021	2,000,000	2,049,297

Citibank NA (3 Month LIBOR +0.60%) ±	2.84	5-20-2022	2,000,000	2,022,377

Citizens Bank	2.20	5-26-2020	2,000,000	1,999,691

HSBC Bank USA NA	4.88	8-24-2020	3,000,000	3,078,196

JPMorgan Chase & Company	1.65	9-23-2019	2,000,000	1,999,403

JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	1,080,000	1,110,332

JPMorgan Chase & Company (3 Month LIBOR +0.61%) ±	3.51	6-18-2022	1,000,000	1,023,697

Synchrony Bank	3.65	5-24-2021	1,075,000	1,096,925

US Bank NA	2.05	10-23-2020	2,540,000	2,544,029

				24,469,958

Capital Markets: 1.85%

Goldman Sachs Group Incorporated	2.30	12-13-2019	1,000,000	1,000,069

Goldman Sachs Group Incorporated (3 Month LIBOR +0.82%) ±	2.88	10-31-2022	2,900,000	2,939,954

Morgan Stanley	2.75	5-19-2022	4,023,000	4,092,129

				8,032,152

Consumer Finance: 3.88%

American Express Company	3.40	2-27-2023	1,120,000	1,170,046

Capital One Financial Corporation	2.50	5-12-2020	3,000,000	3,005,361

Daimler Finance North America LLC 144A	2.20	5-5-2020	520,000	520,031

Daimler Finance North America LLC 144A	3.00	2-22-2021	2,850,000	2,875,935

Ford Motor Credit Company LLC	3.20	1-15-2021	1,335,000	1,341,607

Ford Motor Credit Company LLC (3 Month LIBOR +0.88%) ±	3.22	10-12-2021	1,160,000	1,147,860

General Motors Financial Company	3.45	4-10-2022	3,000,000	3,059,474

Nissan Motor Acceptance Corporation 144A	3.88	9-21-2023	2,030,000	2,138,921

Synchrony Financial	2.70	2-3-2020	1,645,000	1,647,109

				16,906,344

Diversified Financial Services: 1.12%

IBM Credit LLC	3.45	11-30-2020	2,590,000	2,634,783

WEA Finance LLC 144A	3.25	10-5-2020	2,205,000	2,231,161

				4,865,944

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Short-Term Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Insurance: 3.39%

Axis Specialty Finance LLC	5.88%	6-1-2020	$1,794,000	$1,841,188

Jackson National Life Global Company 144A	3.30	6-11-2021	2,340,000	2,387,992

Jackson National Life Global Company 144A	2.50	6-27-2022	5,000,000	5,057,825

Metropolitan Life Global Funding Incorporated 144A	1.55	9-13-2019	1,820,000	1,819,685

OneBeacon US Holdings Incorporated	4.60	11-9-2022	2,075,000	2,160,143

Protective Life Global Funding 144A	2.26	4-8-2020	1,450,000	1,449,827

				14,716,660

Health Care: 4.23%

Biotechnology: 0.49%

AbbVie Incorporated	3.38	11-14-2021	2,065,000	2,116,847

Health Care Providers & Services: 2.54%

Anthem Incorporated	2.50	11-21-2020	1,235,000	1,241,186

Cigna Holding Company	4.00	2-15-2022	2,095,000	2,179,579

CVS Health Corporation	2.63	8-15-2024	1,520,000	1,528,710

CVS Health Corporation	2.80	7-20-2020	2,360,000	2,371,764

Dignity Health	3.13	11-1-2022	2,255,000	2,310,357

Tenet Healthcare Corporation	6.00	10-1-2020	1,340,000	1,392,260

				11,023,856

Pharmaceuticals: 1.20%

Bayer US Finance LLC 144A	3.88	12-15-2023	1,725,000	1,811,118

EMD Finance LLC 144A	2.40	3-19-2020	1,925,000	1,925,800

Teva Pharmaceutical Finance LLC	2.25	3-18-2020	1,500,000	1,488,750

				5,225,668

Industrials: 2.88%

Aerospace & Defense: 1.43%

Boeing Capital Corporation	1.88	6-15-2023	3,000,000	2,985,255

Spirit AeroSystems Incorporated (3 Month LIBOR +0.80%) ±	3.21	6-15-2021	2,500,000	2,499,991

The Boeing Company	2.70	5-1-2022	710,000	724,529

				6,209,775

Airlines: 0.50%

Delta Air Lines Incorporated	3.40	4-19-2021	1,000,000	1,013,767

Delta Air Lines Incorporated	4.75	11-7-2021	1,150,256	1,166,130

				2,179,897

Industrial Conglomerates: 0.83%

General Electric Company	2.50	3-28-2020	3,000,000	2,980,920

General Electric Company	4.63	1-7-2021	605,000	618,678

				3,599,598

Professional Services: 0.12%

Equifax Incorporated	3.60	8-15-2021	500,000	511,015

Information Technology: 3.35%

IT Services: 0.49%

Global Payments Incorporated	2.65	2-15-2025	2,135,000	2,146,460

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Fund  |  15

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Semiconductors & Semiconductor Equipment: 1.15%

Broadcom Corporation	2.65%	1-15-2023	$3,000,000	$2,995,998

KLA-Tencor Corporation	3.38	11-1-2019	2,000,000	2,001,418

				4,997,416

Technology Hardware, Storage & Peripherals: 1.71%

Apple Incorporated	2.15	2-9-2022	3,000,000	3,026,032

Hewlett Packard Enterprise Company	3.60	10-15-2020	2,500,000	2,535,807

NCR Corporation	4.63	2-15-2021	1,875,000	1,875,188

				7,437,027

Materials: 1.07%

Chemicals: 0.50%

DowDuPont Incorporated	4.21	11-15-2023	2,010,000	2,165,433

Paper & Forest Products: 0.57%

Georgia Pacific LLC 144A	2.54	11-15-2019	2,495,000	2,495,474

Real Estate: 1.08%

Equity REITs: 0.61%

DDR Corporation	4.63	7-15-2022	739,000	774,836

Host Hotels & Resorts Company	6.00	10-1-2021	600,000	638,039

Omega Healthcare Investors Incorporated	4.95	4-1-2024	1,160,000	1,248,950

				2,661,825

Real Estate Management & Development: 0.47%

Washington Prime Group Incorporated	3.85	4-1-2020	2,065,000	2,051,639

Utilities: 2.48%

Electric Utilities: 1.89%

Duke Energy Corporation	5.05	9-15-2019	3,000,000	3,002,210

Edison International	2.13	4-15-2020	1,200,000	1,193,526

Exelon Corporation	3.50	6-1-2022	1,895,000	1,951,110

NV Energy Incorporated	6.25	11-15-2020	2,000,000	2,091,350

				8,238,196

Multi-Utilities: 0.59%

Dominion Energy Incorporated	2.72	8-15-2021	1,170,000	1,179,842

DTE Energy Company	2.53	10-1-2024	1,360,000	1,371,582

				2,551,424

Total Corporate Bonds and Notes (Cost $177,804,166)				180,745,967

Municipal Obligations: 1.41%

California: 0.22%

Miscellaneous Revenue: 0.22%

Roman Catholic Diocese of Oakland CA	6.04	11-1-2019	935,000	940,042

Georgia: 0.25%

Health Revenue: 0.25%

Georgia Medical Center Hospital Authority Taxable Refunding Bond Columbus Regional Healthcare System Incorporated Project	4.88	8-1-2022	1,000,000	1,066,480

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Short-Term Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Illinois: 0.21%

Tax Revenue: 0.21%

Chicago IL Retiree Health Series B	6.30%	12-1-2021	$870,000	$912,378

Indiana: 0.33%

Education Revenue: 0.33%

Indiana Secondary Market for Education Loans Incorporated (1 Month LIBOR +0.80%) ±	3.07	2-25-2044	1,444,901	1,431,781

Pennsylvania: 0.21%

Miscellaneous Revenue: 0.21%

Philadelphia PA IDA Pension Funding Series B (Ambac Insured) ¤	0.00	4-15-2021	970,000	935,546

Rhode Island: 0.19%

Industrial Development Revenue: 0.19%

Rhode Island EDA (AGM Insured)	7.75	11-1-2020	800,000	821,744

Total Municipal Obligations (Cost $6,048,615)				6,107,971

Non-Agency Mortgage-Backed Securities: 21.16%

Barclays Commercial Mortgage Trust Series 2015-STP Class A 144A	3.32	9-10-2028	1,426,788	1,439,500

BDS Limited Series 2018-FL2 Class A (1 Month LIBOR +0.95%) 144A±	3.15	8-15-2035	1,131,347	1,131,347

Benefit Street Partners CLO Limited Series 2014-IVA Class A1RR (3 Month LIBOR +1.25%) 144A±	3.53	1-20-2029	2,300,000	2,300,398

BlueMountain CLO Limited Series 2012-2A Class AR2 (3 Month LIBOR +1.05%) 144A±	3.19	11-20-2028	1,400,000	1,400,008

Bunker Hill Loan Depositary Trust Series 2019-1 Class A1 144A	3.61	10-26-2048	914,768	924,172

Cascade Funding Mortgage Trust Series 2018- RM2 Class A 144A±±	4.00	10-25-2068	489,639	507,011

CCG Receivables Trust LLC Series 2018-1 Class A2 144A	2.50	6-16-2025	1,020,043	1,022,277

CD Commercial Mortgage Trust Series 2017-CD3 Class A1	1.97	2-10-2050	959,934	958,402

CGBAM Commercial Mortgage Trust Series 2015-SMRT Class A 144A	2.81	4-10-2028	1,365,000	1,366,775

CGDBB Commercial Mortgage Trust Series 2017-BIOC Class A (1 Month LIBOR +0.79%) 144A±	2.99	7-15-2032	2,850,000	2,849,995

CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	3.08	1-20-2028	2,440,000	2,431,504

Citigroup Commercial Mortgage Trust Series 2016-P5 Class A2	2.40	10-10-2049	128,000	128,863

Citigroup Commercial Mortgage Trust Series 2017-1500 Class A (1 Month LIBOR +0.85%) 144A±	3.05	7-15-2032	2,100,000	2,100,021

Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	3.30	7-15-2030	1,056,867	1,048,166

Colt Funding LLC Series 2018-3 Class A1 144A±±	3.69	10-26-2048	1,148,300	1,157,779

Commercial Mortgage Trust Series 2012-CR1 Class ASB	3.05	5-15-2045	1,632,493	1,649,165

Commercial Mortgage Trust Series 2014-LC17 Class A2	3.16	10-10-2047	392,385	392,206

Commercial Mortgage Trust Series 2015-CR27 Class A1	1.58	10-10-2048	829,692	826,428

ContiMortgage Home Equity Trust Series 1996-2 Class IO ±±(c)	0.00	7-15-2027	592,802	11,008

Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	4.46	6-19-2031	99,014	99,247

Credit Suisse Mortgage Trust Series 2019-SKLZ Class A (1 Month LIBOR +1.25%) 144A±	3.45	1-15-2034	1,400,000	1,403,192

Crown Point Limited Series 2018-6A Class A1 (3 Month LIBOR +1.17%) 144A±	3.45	10-20-2028	2,350,000	2,349,974

Deutsche Bank UBS Securities Mortgage Trust Series 2011-LC2A Class A4 144A	4.54	7-10-2044	704,369	726,213

EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	3.32	9-25-2033	242,366	239,879

GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	2,772,713	2,784,337

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Fund  |  17

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

Golden National Mortgage Asset-Backed Certificates Series 1998-GN1 Class M2	1.00%	2-25-2027	$34,322	$34,243

Great Wolf Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	3.05	9-15-2034	2,150,000	2,149,292

GS Mortgage Securities Trust Series 2010-C1 Class A2 144A	4.59	8-10-2043	3,210,000	3,250,780

GS Mortgage Securities Trust Series 2012-ALOH Class A 144A	3.55	4-10-2034	2,414,000	2,495,937

GS Mortgage Securities Trust Series 2013-G1 Class A2 144A±±	3.56	4-10-2031	530,140	544,104

GS Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	3,031,556	3,084,086

GS Mortgage Securities Trust Series 2016-GS3 Class A1	1.43	10-10-2049	1,299,258	1,290,638

GS Mortgage Securities Trust Series 2019- PJ1 Class A6 144A±±	4.00	8-25-2049	1,054,026	1,064,716

GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	161,515	160,613

Homeward Opportunities Fund I Trust Series 2019-1 Class A1 144A±±	3.45	1-25-2059	1,939,468	1,958,169

Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	3.20	11-15-2036	2,160,000	2,157,967

JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±±	5.46	1-15-2049	238,603	237,783

JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8 Class A3	2.83	10-15-2045	2,456,780	2,514,438

JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 Class A4	2.69	4-15-2046	1,608,504	1,648,325

JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +0.91%) 144A±	3.11	6-15-2035	1,051,458	1,051,518

KKR Financial Holdings LLC (3 Month LIBOR +1.34%) 144A±	3.64	4-15-2029	2,250,000	2,250,383

Lendmark Funding Trust Series 2018 -2A Class A 144A	4.23	4-20-2027	160,000	166,753

LoanCore Limited Series 2018-CRE1 Class A (1 Month LIBOR +1.13%) 144A±	3.33	5-15-2028	2,000,000	2,001,868

LStar Commercial Mortgage Trust Series 2017-5 Class A1 144A	2.42	3-10-2050	481,800	483,281

Master Mortgages Trust Series 2002-3 Class 4A1 ±±	4.98	10-25-2032	1,458	1,482

Mello Warehouse Securitization Series 2018-W1 Class A (1 Month LIBOR +0.85%) 144A±	3.00	11-25-2051	2,000,000	1,998,982

Mello Warehouse Securitization Series 2019-1 Class A (1 Month LIBOR +0.80%) 144A±	2.95	6-25-2052	2,240,000	2,238,017

Morgan Stanley Capital I Trust Series 2016-C30 Class A1	1.39	9-15-2049	1,072,744	1,064,656

Neuberger Berman Limited Series 2015-20A Class AR (3 Month LIBOR +0.80%) 144A±	3.10	1-15-2028	1,340,000	1,332,629

New Residential Mortgage Loan Trust Series 2018-NQM1 Class A1 144A±±	3.99	11-25-2048	1,435,197	1,461,422

Oaktree CLO Limited Series 15-1A Class A1R (3 Month LIBOR +0.87%) 144A±	3.15	10-20-2027	1,500,000	1,500,020

Palmer Square Loan Funding Limited Series 2017-1A Class A1 (3 Month LIBOR +0.74%) 144A±	3.04	10-15-2025	1,196,581	1,194,626

Palmer Square Loan Funding Limited Series 2018-4A Class A1 (3 Month LIBOR +0.90%) 144A±	3.06	11-15-2026	1,407,306	1,407,775

RAIT Trust Series 2017-FL7 Class A (1 Month LIBOR +0.95%) 144A±	3.15	6-15-2037	333,228	332,967

ReadyCap Commercial Mortgage Trust Series 2019-5 Class A 144A	3.78	2-25-2052	1,616,963	1,674,259

Regatta II Funding LP Series 2013-2A Class A1R2 (3 Month LIBOR +1.25%) 144A±	3.55	1-15-2029	2,925,000	2,924,939

Salem Fields CLO Limited Series 2016-2A Class A (3 Month LIBOR +1.15%) 144A±	3.43	10-25-2028	1,800,000	1,797,530

SBA Tower Trust Series 2014-1A Class C 144A	2.90	10-15-2044	3,000,000	3,000,386

Starwood Mortgage Residential Trust Series 2019-1 Class A1 144A±±	2.94	6-25-2049	1,885,750	1,890,029

Stonemont Portfolio Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	3.02	8-20-2030	1,715,174	1,714,611

THL Credit Wind River CLO Limited Series 2012-1A Class AR2 (3 Month LIBOR +0.88%) 144A±	3.18	1-15-2026	2,045,000	2,044,965

UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	3.05	2-15-2032	1,680,000	1,676,332

Vendee Mortgage Trust Series 2011-1 Class DA	3.75	2-15-2035	855,963	867,124

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Short-Term Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.40%	12-25-2059	$1,844,348	$1,861,400

Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.07	8-25-2032	81,108	79,708

Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.07	8-25-2032	83,832	81,227

Wilshire Funding Corporation Series 1998-2 Class M1 ±±	2.00	12-28-2037	8,615	8,695

Total Non-Agency Mortgage-Backed Securities (Cost $91,791,637)				91,946,542

U.S. Treasury Securities: 0.36%

U.S. Treasury Note	2.50	1-15-2022	1,545,000	1,581,271

Total U.S. Treasury Securities (Cost $1,544,022)				1,581,271

Yankee Corporate Bonds and Notes: 15.60%

Communication Services: 0.55%

Interactive Media & Services: 0.55%

Tencent Holdings Limited 144A	3.28	4-11-2024	2,310,000	2,392,905

Consumer Discretionary: 0.68%

Auto Components: 0.58%

Toyota Industries Corporation 144A	3.11	3-12-2022	2,460,000	2,510,362

Automobiles: 0.10%

Jaguar Land Rover Limited 144A	4.25	11-15-2019	445,000	443,443

Energy: 0.23%

Oil, Gas & Consumable Fuels: 0.23%

Petroleos Mexicanos Company	5.38	3-13-2022	995,000	1,017,388

Financials: 11.64%

Banks: 9.90%

Banco de Credito del Peru 144A	2.25	10-25-2019	1,500,000	1,499,265

Banco Internacional del Peru 144A«	3.38	1-18-2023	1,305,000	1,318,050

Banco Santander SA 144A	4.13	11-9-2022	2,095,000	2,170,944

Banque Federative du Credit Mutuel SA 144A	2.20	7-20-2020	2,530,000	2,533,789

Commonwealth Bank of Australia 144A	1.75	11-7-2019	1,750,000	1,748,605

Cooperatieve Rabobank U.A.	2.75	1-10-2022	3,000,000	3,053,606

Corporación Andina de Fomento	2.13	9-27-2021	3,000,000	2,991,360

Credit Suisse Group Funding Limited	3.13	12-10-2020	2,110,000	2,133,682

Danske Bank AS 144A	1.65	9-6-2019	3,000,000	2,999,890

Danske Bank AS 144A	5.00	1-12-2022	1,405,000	1,481,800

Global Bank Corporation 144A	4.50	10-20-2021	470,000	483,630

Macquarie Bank Limited 144A	2.85	7-29-2020	3,000,000	3,017,929

Mitsubishi UFJ Trust and Banking Corporation 144A	2.45	10-16-2019	3,000,000	3,000,552

Mizuho Financial Group 144A	2.63	4-12-2021	1,000,000	1,006,062

Nordea Bank AB 144A	3.75	8-30-2023	2,000,000	2,102,722

Santander UK plc	3.40	6-1-2021	2,000,000	2,041,429

Sumitomo Mitsui Financial Group	2.70	7-16-2024	2,510,000	2,552,916

Sumitomo Mitsui Financial Group (3 Month LIBOR +0.80%) ±	3.12	10-16-2023	2,000,000	2,005,186

Svenska Handelsbanken AB	1.88	9-7-2021	2,500,000	2,490,364

UniCredit SpA 144A	6.57	1-14-2022	2,220,000	2,387,137

				43,018,918

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Fund  |  19

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Diversified Financial Services: 1.24%

AerCap Ireland Capital DAC	4.45%	12-16-2021	$1,410,000	$1,465,141

Enel Finance International NV 144A	4.25	9-14-2023	2,500,000	2,659,236

UBS AG 144A	2.20	6-8-2020	1,275,000	1,275,578

				5,399,955

Insurance: 0.50%

Sompo International Holdings Limited	4.70	10-15-2022	2,058,000	2,149,937

Health Care: 0.78%

Pharmaceuticals: 0.78%

Perrigo Company plc	4.00	11-15-2023	323,000	330,052

Perrigo Finance Unlimited Company	3.50	3-15-2021	1,065,000	1,070,695

Shire Acquisitions Investment Ireland Limited	1.90	9-23-2019	1,010,000	1,009,778

Shire Acquisitions Investment Ireland Limited	2.40	9-23-2021	980,000	983,038

				3,393,563

Industrials: 0.56%

Semiconductors & Semiconductor Equipment: 0.14%

NXP BV 144A	4.13	6-1-2021	585,000	600,342

Transportation Infrastructure: 0.42%

Asciano Finance Limited 144A	4.63	9-23-2020	1,821,000	1,856,793

Materials: 1.16%

Chemicals: 0.48%

Syngenta Finance NV 144A	4.44	4-24-2023	2,000,000	2,095,608

Containers & Packaging: 0.36%

Ardagh Packaging Finance plc 144A	4.63	5-15-2023	1,500,000	1,535,190

Metals & Mining: 0.32%

ArcelorMittal SA	5.50	3-1-2021	1,340,000	1,398,078

Total Yankee Corporate Bonds and Notes (Cost $66,370,559)				67,812,482

	Yield		Shares
Short-Term Investments: 2.73%

Investment Companies: 2.59%

Securities Lending Cash Investments LLC (l)(r)(u)	2.24		1,285,334	1,285,463

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.04		9,958,213	9,958,213

				11,243,676

			Principal
U.S. Treasury Securities: 0.14%

U.S. Treasury Bill #(z)	1.65	9-12-2019	$625,000	624,709

Total Short-Term Investments (Cost $11,868,331)				11,868,385

Total investments in securities (Cost $426,664,704)	99.42%	432,055,443

Other assets and liabilities, net	0.58	2,538,130

Total net assets	100.00%	$434,593,573

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Short-Term Bond Fund

Portfolio of investments—August 31, 2019

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

¤	The security is issued in zero coupon form with no periodic interest payments.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

EDA	Economic Development Authority

FDIC	Federal Deposit Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

2-Year U.S. Treasury Notes	870	12-31-2019	$187,833,735	$188,021,953	$188,218	$0

Short

5-Year U.S. Treasury Notes	(281)	12-31-2019	(33,756,350)	(33,713,414)	42,936	0

					$231,154	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	0	9,154,801	7,869,467	1,285,334	$10	$0	$17,292	#	$1,285,463
Wells Fargo Government Money Market Fund Select Class	14,823,405	189,290,975	194,156,167	9,958,213	0	0	409,347		9,958,213

					$10	$0	$426,639		$11,243,676	2.59%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Fund  |  21

Statement of assets and liabilities—August 31, 2019

Assets
Investments in unaffiliated securities (including $1,259,598 of securities loaned), at value (cost $415,421,028)	$420,811,767
Investments in affiliated securities, at value (cost $11,243,676)	11,243,676
Cash	1,445,468
Principal paydown receivable	4,664
Receivable for Fund shares sold	520,212
Receivable for interest	2,620,293
Receivable for daily variation margin on open futures contracts	55,587
Receivable for securities lending income, net	301
Prepaid expenses and other assets	38,792

Total assets	436,740,760

Liabilities
Payable upon receipt of securities loaned	1,285,389
Payable for Fund shares redeemed	322,186
Dividends payable	237,803
Management fee payable	112,137
Custodian and accounting fees payable	58,894
Administration fees payable	42,723
Distribution fee payable	4,477
Trustees’ fees and expenses payable	4,032
Accrued expenses and other liabilities	79,546

Total liabilities	2,147,187

Total net assets	$434,593,573

Net assets consist of
Paid-in capital	$431,053,004
Total distributable earnings	3,540,569

Total net assets	$434,593,573

Computation of net asset value and offering price per share
Net assets – Class A	$170,345,438
Shares outstanding – Class A1	19,274,610
Net asset value per share – Class A	$8.84
Maximum offering price per share – Class A2	$9.02
Net assets – Class C	$7,146,270
Shares outstanding – Class C1	809,517
Net asset value per share – Class C	$8.83
Net assets – Class R6	$30,584,941
Shares outstanding – Class R6[1]	3,462,649
Net asset value per share – Class R6	$8.83
Net assets – Institutional Class	$226,516,924
Shares outstanding – Institutional Class[1]	25,619,554
Net asset value per share – Institutional Class	$8.84

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Short-Term Bond Fund

Statement of operations—year ended August 31, 2019

Investment income
Interest	$12,485,728
Income from affiliated securities	411,479

Total investment income	12,897,207

Expenses
Management fee	1,478,011
Administration fees
Class A	274,215
Class C	12,292
Class R6	7,907
Institutional Class	173,491
Shareholder servicing fees
Class A	428,461
Class C	19,207
Distribution fee
Class C	57,620
Custody and accounting fees	41,787
Professional fees	54,403
Registration fees	69,808
Shareholder report expenses	55,845
Trustees’ fees and expenses	21,592
Other fees and expenses	10,972

Total expenses	2,705,611
Less: Fee waivers and/or expense reimbursements
Fund-level	(167,765)
Class A	(103,572)
Class C	(4,653)
Institutional Class	(1,746)

Net expenses	2,427,875

Net investment income	10,469,332

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(54,880)
Affiliated securities	10
Futures contracts	1,043,042

Net realized gains on investments	988,172

Net change in unrealized gains (losses) on
Unaffiliated securities	8,047,573
Futures contracts	221,324

Net change in unrealized gains (losses) on investments	8,268,897

Net realized and unrealized gains (losses) on investments	9,257,069

Net increase in net assets resulting from operations	$19,726,401

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Fund  |  23

Statement of changes in net assets

	Year ended August 31, 2019		Year ended August 31, 2018[1]

Operations
Net investment income		$10,469,332		$8,088,723
Net realized gains (losses) on investments		988,172		(2,019,738)
Net change in unrealized gains (losses) on investments		8,268,897		(4,384,603)

Net increase in net assets resulting from operations		19,726,401		1,684,382

Distributions to shareholders from net investment income and net realized gains
Class A		(3,992,982)		(3,469,175)
Class C		(120,972)		(90,525)
Class R6		(713,351)		(4,529)[2]
Institutional Class		(5,643,042)		(4,526,238)

Total distributions to shareholders		(10,470,347)		(8,090,467)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	2,223,647	19,328,602	2,950,320	25,683,232
Class C	271,321	2,363,056	199,067	1,725,463
Class R6	5,013,680	43,272,366	295,683 [2]	2,557,641 [2]
Institutional Class	10,058,620	87,525,507	9,805,488	85,201,932

		152,489,531		115,168,268

Reinvestment of distributions
Class A	431,307	3,760,725	376,379	3,266,179
Class C	11,990	104,366	8,860	76,773
Class R6	421	3,677	517 [2]	4,475 [2]
Institutional Class	465,911	4,065,263	346,975	3,011,667

		7,934,031		6,359,094

Payment for shares redeemed
Class A	(4,443,303)	(38,566,762)	(8,005,429)	(69,532,343)
Class C	(467,871)	(4,067,578)	(510,548)	(4,431,866)
Class R6	(1,846,341)	(16,085,357)	(1,311)[2]	(11,344)[2]
Institutional Class	(11,098,501)	(96,341,169)	(10,231,298)	(88,878,420)

		(155,060,866)		(162,853,973)

Net increase (decrease) in net assets resulting from capital share transactions		5,362,696		(41,326,611)

Total increase (decrease) in net assets		14,618,750		(47,732,696)

Net assets
Beginning of period		419,974,823		467,707,519

End of period		$434,593,573		$419,974,823

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at August 31, 2018 was $37,877. The disaggregated distributions information for the year ended August 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to August 31, 2018

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Short-Term Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.65	$8.77	$8.78	$8.77	$8.82
Net investment income	0.20	0.15	0.12	0.11	0.09
Net realized and unrealized gains (losses) on investments	0.19	(0.12)	(0.01)	0.04	(0.03)

Total from investment operations	0.39	0.03	0.11	0.15	0.06
Distributions to shareholders from
Net investment income	(0.20)	(0.15)	(0.12)	(0.11)	(0.09)
Net realized gains	0.00	0.00	0.00	(0.03)	(0.02)

Total distributions to shareholders	(0.20)	(0.15)	(0.12)	(0.14)	(0.11)
Net asset value, end of period	$8.84	$8.65	$8.77	$8.78	$8.77
Total return[1]	4.60%	0.31%	1.25%	1.77%	0.66%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.81%	0.81%	0.80%
Net expenses	0.72%	0.72%	0.72%	0.72%	0.74%
Net investment income	2.33%	1.68%	1.35%	1.29%	1.00%
Supplemental data
Portfolio turnover rate	43%	43%	50%	59%	57%
Net assets, end of period (000s omitted)	$170,345	$182,179	$225,797	$278,802	$65,454

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.64	$8.76	$8.77	$8.76	$8.81
Net investment income	0.14	0.08	0.05	0.05	0.02
Net realized and unrealized gains (losses) on investments	0.19	(0.12)	(0.01)	0.04	(0.03)

Total from investment operations	0.33	(0.04)	0.04	0.09	(0.01)
Distributions to shareholders from
Net investment income	(0.14)	(0.08)	(0.05)	(0.05)	(0.02)
Net realized gains	0.00	0.00	0.00	(0.03)	(0.02)

Total distributions to shareholders	(0.14)	(0.08)	(0.05)	(0.08)	(0.04)
Net asset value, end of period	$8.83	$8.64	$8.76	$8.77	$8.76
Total return[1]	3.82%	(0.44)%	0.49%	1.01%	(0.09)%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.57%	1.56%	1.56%	1.55%
Net expenses	1.47%	1.47%	1.47%	1.47%	1.49%
Net investment income	1.57%	0.93%	0.61%	0.53%	0.25%
Supplemental data
Portfolio turnover rate	43%	43%	50%	59%	57%
Net assets, end of period (000s omitted)	$7,146	$8,588	$11,361	$14,204	$11,508

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Short-Term Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS R6	2019	2018[1]
Net asset value, beginning of period	$8.66	$8.64
Net investment income	0.23	0.02 [2]
Net realized and unrealized gains (losses) on investments	0.17	0.02

Total from investment operations	0.40	0.04
Distributions to shareholders from
Net investment income	(0.23)	(0.02)
Net asset value, end of period	$8.83	$8.66
Total return[3]	4.69%	0.42%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.44%
Net expenses	0.40%	0.40%
Net investment income	2.71%	2.24%
Supplemental data
Portfolio turnover rate	43%	43%
Net assets, end of period (000s omitted)	$30,585	$2,553

[1]	For the period from July 31, 2018 (commencement of class operations) to August 31, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.65	$8.78	$8.79	$8.77	$8.83
Net investment income	0.23	0.17	0.14	0.13	0.11
Net realized and unrealized gains (losses) on investments	0.19	(0.13)	(0.01)	0.05	(0.04)

Total from investment operations	0.42	0.04	0.13	0.18	0.07
Distributions to shareholders from
Net investment income	(0.23)	(0.17)	(0.14)	(0.13)	(0.11)
Net realized gains	0.00	0.00	0.00	(0.03)	(0.02)

Total distributions to shareholders	(0.23)	(0.17)	(0.14)	(0.16)	(0.13)
Net asset value, end of period	$8.84	$8.65	$8.78	$8.79	$8.77
Total return	4.88%	0.46%	1.49%	2.14%	0.82%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.49%	0.48%	0.48%	0.47%
Net expenses	0.45%	0.46%	0.48%	0.48%	0.47%
Net investment income	2.60%	1.95%	1.59%	1.51%	1.26%
Supplemental data
Portfolio turnover rate	43%	43%	50%	59%	57%
Net assets, end of period (000s omitted)	$226,517	$226,655	$230,549	$252,961	$306,832

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Short-Term Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks

Wells Fargo Short-Term Bond Fund  |  29

Notes to financial statements

associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2019, the aggregate cost of all investments for federal income tax purposes was $426,950,764 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$5,667,338

Gross unrealized losses	(331,505)

Net unrealized gains	$5,335,833

As of August 31, 2019, the Fund had capital loss carryforwards which consist of $209,263 in short-term capital losses and $1,720,034 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

30  |  Wells Fargo Short-Term Bond Fund

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$19,372,467	$0	$19,372,467

Asset-backed securities	0	52,620,358	0	52,620,358

Corporate bonds and notes	0	180,745,967	0	180,745,967

Municipal obligations	0	6,107,971	0	6,107,971

Non-agency mortgage-backed securities	0	91,946,542	0	91,946,542

U.S. Treasury securities	1,581,271	0	0	1,581,271

Yankee corporate bonds and notes	0	67,812,482	0	67,812,482

Short-term investments

Investment companies	11,243,676	0	0	11,243,676

U.S. Treasury securities	624,709	0	0	624,709

	13,449,656	418,605,787	0	432,055,443

Futures contracts	231,154	0	0	231,154

Total assets	$13,680,810	$418,605,787	$0	$432,286,597

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended August 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

Wells Fargo Short-Term Bond Fund  |  31

Notes to financial statements

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended August 31, 2019, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.72% for Class A shares, 1.47% for Class C shares, 0.40% for Class R6 shares, and 0.45% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2019, Funds Distributor received $311 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

32  |  Wells Fargo Short-Term Bond Fund

Notes to financial statements

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$6,653,434	$249,441,965	$4,313,219	$167,541,977

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$1,259,598	$(1,259,598)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2019, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $170,819,980 in long futures contracts and $29,364,082 in short futures contracts during the year ended August 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2019, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $10,470,347 and $8,090,467 of ordinary income for the years ended August 31, 2019 and August 31, 2018, respectively.

Wells Fargo Short-Term Bond Fund  |  33

Notes to financial statements

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$371,836	$5,335,833	$(1,929,297)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended August 31, 2018 were as follows:

	Net investment income

Class A	$3,469,175

Class C	90,525

Class R6	4,529	[1]

Institutional Class	4,526,238

[1]	For the period from July 31, 2018 (commencement of class operations) to August 31, 2018.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08

shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

34  |  Wells Fargo Short-Term Bond Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2019

Wells Fargo Short-Term Bond Fund  |  35

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2019, $8,156,126 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36  |  Wells Fargo Short-Term Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Short-Term Bond Fund  |  37

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38  |  Wells Fargo Short-Term Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo Short-Term Bond Fund  |  39

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short-Term Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

40  |  Wells Fargo Short-Term Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was in range of or higher than the average investment performance of the Universe for the one-, five- and ten-year periods under review, but lower than the average investment performance of the Universe for the three-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, for the one-year period under review, but higher than its benchmark for the three-, five- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the benchmark over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Short-Term Bond Fund  |  41

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other Benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

42  |  Wells Fargo Short-Term Bond Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405807 10-19

A221/AR221 08-19

Annual Report

August 31, 2019

Wells Fargo

Short-Term High Yield Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Short-Term High Yield Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term High Yield Bond Fund for the 12-month period that ended August 31, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade staredowns, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.27%. The MSCI EM Index (Net)3 slipped 4.36%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.17%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.71%, the Bloomberg Barclays Municipal Bond Index6 gained 8.72%, and the ICE BofAML U.S. High Yield Index7 added 6.58%.

Entering the fourth quarter of 2018, economic data was encouraging.

Entering the fourth quarter of 2018, there were reasons for investors to be optimistic. The U.S. Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew 4.2% on an annualized basis during the second quarter. Hiring improved. Unemployment declined. Consumer spending gained. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada advanced. In September 2018, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in an indication of its confidence that U.S. economic growth was sustainable.

International markets presented numerous challenges. U.S.-China trade tensions increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor in a number of disconcerting economic and business data points: lower July manufacturing and industrial orders in Germany; declining purchasing managers’ index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns that global economic growth was slowing.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Short-Term High Yield Bond Fund

Letter to shareholders (unaudited)

Investors had to digest unsettling events during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. A partial U.S. government shutdown driven by partisan policy disputes extended into January 2019. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% even as observers expressed concerns that higher rates could slow the economy.

The market climbs a wall of worry.

Investment returns appeared to reaffirm the adage that markets climb a wall of worry as 2019 opened. Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit contretemps caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and

“December’s S&P 500 Index performance was the worst since 1931.”

“Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Short-Term High Yield Bond Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July 2019 with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from discouraging to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown continued to mount as central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Short-Term High Yield Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kevin J. Maas, CFA®‡

Thomas M. Price, CFA®‡

Michael J. Schueller, CFA®‡

Average annual total returns (%) as of August 31, 2019

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[2]

Class A (SSTHX)	2-29-2000	1.14	2.09	3.57	4.27	*	2.72	3.88	0.94	0.82

Class C (WFHYX)	3-31-2008	2.49	1.98	3.12	3.49		1.98	3.12	1.69	1.57

Administrator Class (WDHYX)[3]	7-30-2010	–	–	–	4.44		2.88	4.03	0.88	0.66

Institutional Class (STYIX)[4]	11-30-2012	–	–	–	4.59		3.06	4.12	0.61	0.51

ICE BofAML High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index[5]	–	–	–	–	7.11		4.58	6.93	–	–
*

Total return differs from the return in the financial highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the financial highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment- grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Short-Term High Yield Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through December 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Administrator Class shares would be higher.

[4]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[5]

The ICE BofAML High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the ICE BofAML High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

The Personal Consumption Expenditures Index is the primary measure of consumer spending on goods and services in the U.S. economy. It accounts for about two-thirds of domestic final spending and is part of the personal income report issued by the Bureau of Economic Analysis of the Department of Commerce. You cannot invest directly in an index.

[9]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Short-Term High Yield Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the ICE BofAML High Yield U.S. Corporates, Cash Pay, BB Rated, 1–5 Year Index, for the 12-month period that ended August 31, 2019.

∎

The Fund’s conservative positioning relative to the benchmark detracted from performance, as the Fund has a lower yield and shorter duration, both of which detracted during a period when credit spreads ended the period at similar levels to where they started and Treasury rates declined.

∎

The Fund focuses on conservative credit selection and seeks to limit volatility, leading to outperformance relative to the benchmark during the fourth quarter of 2018 when credit spreads widened significantly.

Ten largest holdings (%) as of August 31, 2019[7]

Sirius XM Radio Incorporated, 3.88%, 8-1-2022	1.91

Charter Communications Operating LLC, 4.33%, 4-30-2025	1.88

Ally Financial Incorporated, 3.75%, 11-18-2019	1.75

Ineos US Finance LLC, 4.26%, 3-31-2024	1.65

Springleaf Finance Corporation, 7.75%, 10-1-2021	1.57

TerraForm Power Operating LLC, 4.25%, 1-31-2023	1.55

B&G Foods Incorporated, 4.63%, 6-1-2021	1.48

Netflix Incorporated, 5.38%, 2-1-2021	1.46

Teva Pharmaceutical Finance BV, 2.20%, 7-21-2021	1.44

Sinclair Television Group Incorporated, 6.13%, 10-1-2022	1.41

An economic slowdown

The pace of gross domestic product growth decelerated over the past 12 months as business investment, inventory effects, and trade restrained overall economic activity. For the four quarters that ended June 30, 2019, the U.S. economy expanded by 2.3% in inflation-adjusted terms, compared with a 3.2% trailing 12-month growth rate at the midway point in 2018. Rising anxiety over the contentious U.S.-China trade relationship appeared to discourage capital investment over the 12-month period that ended August 31, 2019. Housing investment also was a modest drag despite low mortgage rates. Consumer spending held up fairly well, however, with the Personal Consumption Expenditures Index8 rising at a 2.7% year-over-year rate through the end of July.

Consumption was supported by a relatively firm labor market. While job growth slowed modestly over the period, wages grew by 3.2% in real terms and the unemployment rate remained below 4%. Measures of labor force participation also generally showed improvement.

In response to slower growth and lower-than-targeted inflation, the Federal Open Market Committee (FOMC) voted to reduce its policy rate target for overnight funds by 0.25% at its July 31 meeting. This was the first interest rate reduction engineered by the FOMC in the decade since the financial crisis. While the monetary authorities suggested that their decision should be seen as a “midcourse correction” rather than the beginning of an extended easing cycle, markets have priced multiple additional rate cuts into the term structure. Indeed, interest rates fell across the board over the past 12 months, with the intermediate-term Treasury yields dropping by about 1.35%.

Credit quality as of August 31, 2019[9]

The Fund invests in shorter-duration and more-conservative securities relative to the index.

BB-rated high-yield credit spreads relative to U.S. Treasury yields were volatile but unchanged over the period. Continued U.S. economic growth, low default rates, and a search for yield combined to create a supportive environment for high-yield spreads. Total returns for the high-yield market were also supported by the reduction in Treasury rates.

Our views on the economy, high-yield spreads, and default rates were largely accurate during the period. However, due to the Fund’s strategy of selecting higher-rated, short-term high-yield securities, our focus is primarily on individual credit selection. Given the end of the FOMC’s rate increases, the three-month London Interbank Offered Rate declined from 2.32% to 2.14% during the period, leading us to reduce our exposure to floating-rate bank loans from 32.6% to 21.3%.

Please see footnotes on page 7.

8  |  Wells Fargo Short-Term High Yield Bond Fund

Performance highlights (unaudited)

We continued to adhere to the Fund’s basic portfolio strategy.

The Fund’s investments fit into three principal categories. The first category is composed of short-maturity bonds that we expect to be repaid on the maturity date. The second category is composed of bonds with high coupons that we expect to be refinanced on the call date. These two categories comprised 65% to 75% of the portfolio during the reporting period. The third category consists of floating-rate bank loans.

Yields on the Fund’s leveraged-loan holdings were higher than on its fixed-rate holdings over the period, but the higher yield is appropriate for the greater spread risk, which is the price sensitivity to a change in credit spreads.

Conservative credit selection may likely continue to drive our selection process, and we monitor market conditions to determine the Fund’s floating-rate exposure. We intend to continue evaluating relative-value opportunities for the Fund in the upcoming period, but we do not expect significant changes to overall portfolio positioning.

Wells Fargo Short-Term High Yield Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2019	Ending account value 8-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,021.93	$4.13	0.81%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%

Class C

Actual	$1,000.00	$1,019.34	$7.94	1.56%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93	1.56%

Administrator Class

Actual	$1,000.00	$1,024.03	$3.32	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

Institutional Class

Actual	$1,000.00	$1,024.81	$2.55	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1022.69	$2.55	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 63.44%

Communication Services: 11.54%

Diversified Telecommunication Services: 0.36%

Level 3 Financing Incorporated	5.38%	1-15-2024	$3,390,000	$3,449,325

Entertainment: 1.46%

Netflix Incorporated	5.38	2-1-2021	13,445,000	13,915,575

Media: 8.70%

CSC Holdings LLC	6.75	11-15-2021	900,000	972,000

DISH DBS Corporation	7.88	9-1-2019	11,135,000	11,135,000

Lamar Media Corporation	5.00	5-1-2023	5,115,000	5,215,702

National CineMedia LLC	6.00	4-15-2022	10,175,000	10,264,031

Nexstar Broadcasting Group Incorporated	5.88	11-15-2022	1,220,000	1,241,350

Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	11,535,000	11,679,188

Sinclair Television Group Incorporated	6.13	10-1-2022	13,200,000	13,381,500

Sirius XM Radio Incorporated 144A	3.88	8-1-2022	17,870,000	18,182,725

TEGNA Incorporated	5.13	10-15-2019	6,174,000	6,180,791

TEGNA Incorporated	5.13	7-15-2020	4,505,000	4,520,768

				82,773,055

Wireless Telecommunication Services: 1.02%

T-Mobile USA Incorporated «	4.00	4-15-2022	9,442,000	9,719,406

Consumer Discretionary: 8.69%

Auto Components: 0.50%

Allison Transmission Incorporated 144A	5.00	10-1-2024	2,125,000	2,186,306

Cooper Tire & Rubber Company	8.00	12-15-2019	2,568,000	2,600,100

				4,786,406

Distributors: 0.52%

LKQ Corporation	4.75	5-15-2023	4,875,000	4,942,031

Hotels, Restaurants & Leisure: 1.77%

MGM Resorts International	7.75	3-15-2022	3,455,000	3,879,032

NCL Corporation Limited 144A	4.75	12-15-2021	12,741,000	12,932,115

				16,811,147

Household Durables: 1.46%

Lennar Corporation	6.63	5-1-2020	2,485,000	2,551,598

Pulte Group Incorporated	4.25	3-1-2021	11,145,000	11,367,900

				13,919,498

Specialty Retail: 4.44%

Gap Incorporated	5.95	4-12-2021	8,965,000	9,335,782

Group 1 Automotive Incorporated	5.00	6-1-2022	10,865,000	10,973,650

L Brands Incorporated	6.63	4-1-2021	7,805,000	8,214,763

Penske Auto Group Incorporated	3.75	8-15-2020	2,655,000	2,661,638

Penske Auto Group Incorporated	5.75	10-1-2022	10,920,000	11,063,052

				42,248,885

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  11

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Consumer Staples: 2.63%

Food Products: 1.48%

B&G Foods Incorporated	4.63%	6-1-2021	$14,070,000	$14,115,728

Personal Products: 1.15%

Edgewell Personal Care Company	4.70	5-19-2021	10,774,000	10,962,545

Energy: 6.43%

Oil, Gas & Consumable Fuels: 6.43%

Antero Resources Corporation	5.38	11-1-2021	4,955,000	4,812,544

Archrock Partners LP	6.00	10-1-2022	6,445,000	6,547,798

Crestwood Midstream Partners LP	6.25	4-1-2023	5,620,000	5,718,350

DCP Midstream Operating LP 144A	4.75	9-30-2021	1,515,000	1,552,875

DCP Midstream Operating LP 144A	5.35	3-15-2020	7,943,000	8,038,316

Rockies Express Pipeline LLC 144A	5.63	4-15-2020	3,390,000	3,465,444

Sabine Pass Liquefaction LLC	5.63	2-1-2021	10,000,000	10,346,793

Southern Star Central Corporation 144A	5.13	7-15-2022	11,095,000	11,222,703

Tallgrass Energy Partners LP 144A	4.75	10-1-2023	9,565,000	9,481,306

				61,186,129

Financials: 6.11%

Consumer Finance: 5.44%

Ally Financial Incorporated	3.75	11-18-2019	16,660,000	16,684,990

Ford Motor Credit Company LLC	3.34	3-18-2021	4,840,000	4,871,611

Ford Motor Credit Company LLC	5.60	1-7-2022	4,840,000	5,118,222

Navient Corporation	5.00	10-26-2020	4,950,000	5,067,563

Navient Corporation	8.00	3-25-2020	5,000,000	5,150,000

Springleaf Finance Corporation	7.75	10-1-2021	13,645,000	14,907,163

				51,799,549

Real Estate Management & Development: 0.67%

Realogy Group LLC 144A«	5.25	12-1-2021	6,530,000	6,399,400

Health Care: 6.94%

Health Care Equipment & Supplies: 0.76%

Kinetics Concepts Incorporated 144A	7.88	2-15-2021	7,040,000	7,253,242

Health Care Providers & Services: 6.18%

Acadia Healthcare Company Incorporated	5.13	7-1-2022	7,232,000	7,286,240

Acadia Healthcare Company Incorporated	6.13	3-15-2021	1,618,000	1,622,045

Centene Corporation	4.75	5-15-2022	10,555,000	10,816,447

DaVita HealthCare Partners Incorporated	5.75	8-15-2022	7,755,000	7,833,326

HCA Incorporated	5.88	5-1-2023	4,365,000	4,820,597

MEDNAX Incorporated 144A	5.25	12-1-2023	7,315,000	7,351,575

Molina Healthcare Incorporated	5.38	11-15-2022	6,800,000	7,267,772

Tenet Healthcare Corporation	4.75	6-1-2020	2,825,000	2,873,025

Tenet Healthcare Corporation	6.00	10-1-2020	8,550,000	8,883,450

				58,754,477

Industrials: 4.54%

Aerospace & Defense: 2.34%

Alcoa Incorporated	6.15	8-15-2020	8,830,000	9,129,692

Moog Incorporated 144A	5.25	12-1-2022	12,865,000	13,106,219

				22,235,911

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Airlines: 1.14%

American Airlines Group Company 144A	5.00%	6-1-2022	$5,015,000	$5,215,600

American Airlines Group Company 144A	5.50	10-1-2019	3,435,000	3,440,153

United Continental Holdings Incorporated	4.25	10-1-2022	2,100,000	2,163,000

				10,818,753

Commercial Services & Supplies: 0.55%

ADT Corporation	6.25	10-15-2021	4,975,000	5,285,938

Construction & Engineering: 0.51%

United Rentals North America Incorporated	4.63	7-15-2023	4,750,000	4,853,906

Information Technology: 3.59%

Software: 1.14%

Symantec Corporation	4.20	9-15-2020	10,675,000	10,829,886

Technology Hardware, Storage & Peripherals: 2.45%

Dell International LLC 144A	5.88	6-15-2021	2,170,000	2,205,866

EMC Corporation	2.65	6-1-2020	11,850,000	11,804,106

NCR Corporation	4.63	2-15-2021	9,333,000	9,333,933

				23,343,905

Materials: 6.31%

Chemicals: 1.01%

Chemours Company	6.63	5-15-2023	9,445,000	9,610,288

Containers & Packaging: 2.36%

Ball Corporation	4.38	12-15-2020	10,425,000	10,659,563

Owens-Brockway Glass Container Incorporated 144A	5.00	1-15-2022	6,910,000	7,074,113

Reynolds Group Holdings	5.75	10-15-2020	4,768,010	4,779,930

				22,513,606

Metals & Mining: 2.94%

Freeport-McMoRan Incorporated	3.55	3-1-2022	8,404,000	8,425,010

Freeport-McMoRan Incorporated	4.00	11-14-2021	6,530,000	6,637,027

Steel Dynamics Incorporated	5.13	10-1-2021	12,883,000	12,918,944

				27,980,981

Real Estate: 4.41%

Equity REITs: 3.47%

CoreCivic Incorporated	4.13	4-1-2020	11,870,000	11,840,325

Equinix Incorporated	5.38	1-1-2022	12,030,000	12,330,750

SBA Communications Corporation	4.00	10-1-2022	2,270,000	2,309,725

SBA Communications Corporation	4.88	7-15-2022	6,460,000	6,560,776

				33,041,576

Real Estate Management & Development: 0.94%

Washington Prime Group Incorporated	3.85	4-1-2020	8,969,000	8,910,971

Utilities: 2.25%

Electric Utilities: 0.28%

NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	2,575,000	2,645,813

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  13

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Independent Power & Renewable Electricity Producers: 1.97%

TerraForm Power Operating LLC 144A	4.25%	1-31-2023	$14,368,000	$14,722,171

Vistra Energy Corporation	7.63	11-1-2024	3,795,000	4,024,703

				18,746,874

Total Corporate Bonds and Notes (Cost $600,793,367)				603,854,806

Loans: 21.28%

Communication Services: 5.44%

Diversified Telecommunication Services: 0.55%

Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	4.36	2-22-2024	5,258,850	5,261,059

Entertainment: 1.05%

Diamond Sports Group LLC (3 Month LIBOR +3.25%) ±<	5.39	8-24-2026	10,000,000	10,000,000

Media: 3.28%

Charter Communications Operating LLC (3 Month LIBOR +2.00%) ±	4.33	4-30-2025	17,835,832	17,872,395

CSC Holdings LLC (1 Month LIBOR +2.50%) ±	4.70	1-25-2026	10,924,370	10,906,126

Neptune Finco Corporation (1 Month LIBOR +2.25%) ±	4.45	1-15-2026	2,462,625	2,448,268

				31,226,789

Wireless Telecommunication Services: 0.56%

SBA Senior Finance II LLC (1 Month LIBOR +2.00%) ±	4.12	4-11-2025	5,360,794	5,326,753

Consumer Discretionary: 1.30%

Auto Components: 0.45%

Allison Transmission Incorporated (1 Month LIBOR +2.00%) ±	4.17	3-29-2026	4,241,093	4,274,216

Household Products: 0.66%

Michaels Stores Incorporated (1 Month LIBOR +2.50%) ±	4.63	1-30-2023	5,346,993	5,066,276

The ServiceMaster Company LLC (1 Month LIBOR +2.50%) ±	4.61	11-8-2023	1,285,413	1,283,266

				6,349,542

Specialty Retail: 0.19%

Sally Beauty Holdings Incorporated (1 Month LIBOR +2.25%) ±‡	4.37	7-5-2024	1,829,113	1,787,957

Consumer Staples: 0.70%

Food Products: 0.70%

Post Holdings Incorporated (1 Month LIBOR +2.00%) ±	4.15	5-24-2024	6,651,665	6,650,734

Financials: 3.25%

Consumer Finance: 1.02%

TransUnion LLC (1 Month LIBOR +2.00%) ±	4.11	6-19-2025	9,719,847	9,725,096

Diversified Financial Services: 2.23%

Delos Finance SARL (3 Month LIBOR +1.75%) ±	4.08	10-6-2023	8,220,833	8,229,630

LPL Holdings Incorporated (1 Month LIBOR +2.25%) ±	4.40	9-23-2024	12,932,708	12,948,874

				21,178,504

Health Care: 1.61%

Health Care Providers & Services: 1.61%

HCA Incorporated (3 Month LIBOR +1.75%) ±	4.08	3-17-2023	9,981,495	9,991,177

Select Medical Corporation (3 Month LIBOR +2.50%) ±	4.85	3-6-2025	5,326,507	5,295,454

				15,286,631

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Industrials: 5.91%

Airlines: 0.98%

United Airlines Incorporated (1 Month LIBOR +1.75%) ±	3.86%	4-1-2024	$7,751,575	$7,734,134

WestJet Airlines Limited (3 Month LIBOR +3.00%) ±<	5.14	8-6-2026	1,550,000	1,553,395

				9,287,529

Commercial Services & Supplies: 3.21%

Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	4.39	11-10-2023	11,941,041	11,948,563

Aramark Services Incorporated (3 Month LIBOR +1.75%) ±	4.08	3-28-2024	5,082,497	5,074,873

Aramark Services Incorporated (3 Month LIBOR +1.75%) ±	4.08	3-11-2025	5,931,734	5,924,319

KAR Auction Services Incorporated (3 Month LIBOR +2.25%) ±	4.63	3-11-2021	3,462,323	3,455,121

Sensata Technologies BV (1 Month LIBOR +1.75%) ±	3.94	10-14-2021	4,165,618	4,181,239

				30,584,115

Communications Equipment: 0.49%

Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	4.70	1-15-2026	4,615,000	4,611,446

Machinery: 1.23%

Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	4.83	1-31-2024	5,012,660	5,006,394

RBS Global Incorporated (1 Month LIBOR +2.00%) ±	4.11	8-21-2024	6,706,250	6,728,917

				11,735,311

Information Technology: 0.28%

Electronic Equipment, Instruments & Components: 0.28%

Dell Incorporated (1 Month LIBOR +2.00%) ±	4.12	9-7-2023	2,627,460	2,632,636

Materials: 2.26%

Chemicals: 2.18%

Ashland LLC (1 Month LIBOR +1.75%) ±	3.84	5-17-2024	5,113,050	5,100,267

Ineos US Finance LLC (2 Month LIBOR +2.00%) ±	4.26	3-31-2024	15,975,788	15,674,485

				20,774,752

Containers & Packaging: 0.08%

Berry Plastics Group Incorporated (1 Month LIBOR +2.00%) ±	4.20	1-6-2021	741,581	741,581

Real Estate: 0.53%

Equity REITs: 0.53%

MGM Growth Properties LLC (1 Month LIBOR +2.00%) ±	4.11	3-21-2025	5,074,833	5,073,260

Total Loans (Cost $203,766,743)				202,507,911

Non-Agency Mortgage-Backed Securities: 0.00%

Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2 ±±	5.24	4-25-2024	22,671	20,938

Total Non-Agency Mortgage-Backed Securities (Cost $22,452)				20,938

Yankee Corporate Bonds and Notes: 9.14%

Communication Services: 1.34%

Media: 1.34%

Nielsen Holding and Finance BV 144A	5.50	10-1-2021	12,710,000	12,746,859

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  15

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Consumer Discretionary: 1.07%

Automobiles: 0.39%

Jaguar Land Rover Limited 144A	4.25%	11-15-2019	$3,756,000	$3,742,854

Hotels, Restaurants & Leisure: 0.68%

International Game Technology plc 144A	6.25	2-15-2022	6,100,000	6,450,750

Financials: 0.54%

Diversified Financial Services: 0.54%

General Electric Capital International Funding Company	2.34	11-15-2020	5,225,000	5,195,710

Health Care: 3.01%

Pharmaceuticals: 3.01%

Bausch Health Companies Incorporated 144A	6.50	3-15-2022	11,695,000	12,107,834

Teva Pharmaceutical Finance BV	2.20	7-21-2021	14,600,000	13,669,250

Teva Pharmaceutical Finance BV	3.65	11-10-2021	3,000,000	2,853,750

				28,630,834

Industrials: 0.66%

Airlines: 0.66%

Air Canada Company 144A	7.75	4-15-2021	5,870,000	6,284,363

Materials: 2.52%

Chemicals: 1.03%

Park Aerospace Holdings Company 144A	5.25	8-15-2022	9,305,000	9,828,406

Containers & Packaging: 0.40%

Ardagh Packaging Finance plc 144A	4.63	5-15-2023	3,655,000	3,740,746

Metals & Mining: 1.09%

ArcelorMittal SA	5.50	3-1-2021	9,970,000	10,402,121

Total Yankee Corporate Bonds and Notes (Cost $86,837,682)				87,022,643

	Yield		Shares
Short-Term Investments: 5.63%

Investment Companies: 5.63%

Securities Lending Cash Investments LLC (l)(r)(u)	2.24		5,730,371	5,730,944

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.04		47,797,221	47,797,221

Total Short-Term Investments (Cost $53,528,165)				53,528,165

Total investments in securities (Cost $944,948,409)	99.49%	946,934,463

Other assets and liabilities, net	0.51	4,898,385

Total net assets	100.00%	$951,832,848

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2019

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

‡	Security is valued using significant unobservable inputs.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for unfunded loans.

Abbreviations:

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	146,956	26,450,472	20,867,057	5,730,371	$836	$0	$52,203	#	$5,730,944
Wells Fargo Government Money Market Fund Select Class	48,392,907	510,307,507	510,903,193	47,797,221	0	0	998,183		47,797,221

					$836	$0	$1,050,386		$53,528,165	5.63%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  17

Statement of assets and liabilities—August 31, 2019

Assets
Investments in unaffiliated securities (including $5,575,817 of securities loaned), at value (cost $891,420,244)	$893,406,298
Investments in affiliated securities, at value (cost $53,528,165)	53,528,165
Cash	12,400,012
Receivable for investments sold	517,050
Receivable for Fund shares sold	513,783
Receivable for interest	11,288,066
Receivable for securities lending income, net	745
Prepaid expenses and other assets	970

Total assets	971,655,089

Liabilities
Payable for investments purchased	11,588,281
Payable upon receipt of securities loaned	5,730,108
Payable for Fund shares redeemed	1,350,520
Dividends payable	439,697
Management fee payable	315,432
Administration fees payable	82,519
Distribution fee payable	40,224
Trustees’ fees and expenses payable	3,964
Accrued expenses and other liabilities	271,496

Total liabilities	19,822,241

Total net assets	$951,832,848

Net assets consist of
Paid-in capital	$988,590,268
Total distributable loss	(36,757,420)

Total net assets	$951,832,848

Computation of net asset value and offering price per share
Net assets – Class A	$104,671,182
Shares outstanding – Class A1	12,978,218
Net asset value per share – Class A	$8.07
Maximum offering price per share – Class A2	$8.32
Net assets – Class C	$59,112,952
Shares outstanding – Class C1	7,327,205
Net asset value per share – Class C	$8.07
Net assets – Administrator Class	$86,891,760
Shares outstanding – Administrator Class[1]	10,774,722
Net asset value per share – Administrator Class	$8.06
Net assets – Institutional Class	$701,156,954
Shares outstanding – Institutional Class[1]	87,060,817
Net asset value per share – Institutional Class	$8.05

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Short-Term High Yield Bond Fund

Statement of operations—year ended August 31, 2019

Investment income
Interest	$38,092,276
Income from affiliated securities	1,004,993

Total investment income	39,097,269

Expenses
Management fee	4,778,296
Administration fees
Class A	181,891
Class C	105,617
Administrator Class	91,359
Institutional Class	567,473
Shareholder servicing fees
Class A	284,204
Class C	165,027
Administrator Class	225,454
Distribution fee
Class C	495,081
Custody and accounting fees	79,778
Professional fees	55,842
Registration fees	99,725
Shareholder report expenses	98,618
Trustees’ fees and expenses	21,592
Other fees and expenses	26,921

Total expenses	7,276,878
Less Fee waivers and/or expense reimbursements
Fund-level	(1,043,595)
Class A	(22,701)
Class C	(13,167)
Administrator Class	(106,632)

Net expenses	6,090,783

Net investment income	33,006,486

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(2,707,775)
Affiliated securities	836

Net realized losses on investments	(2,706,939)
Net change in unrealized gains (losses) on investments	11,155,238

Net realized and unrealized gains (losses) on investments	8,448,299

Net increase in net assets resulting from operations	$41,454,785

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  19

Statement of changes in net assets

	Year ended August 31, 2019		Year ended August 31, 2018[1]

Operations
Net investment income		$33,006,486		$39,073,468
Net realized losses on investments		(2,706,939)		(3,235,869)
Net change in unrealized gains (losses) on investments		11,155,238		(9,350,210)

Net increase in net assets resulting from operations		41,454,785		26,487,389

Distributions to shareholders from net investment income and net realized gains
Class A		(3,762,988)		(4,410,776)
Class C		(1,689,410)		(2,041,138)
Administrator Class		(3,168,104)		(3,531,933)
Institutional Class		(25,680,553)		(29,089,633)

Total distributions to shareholders		(34,301,055)		(39,073,480)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,334,881	18,662,572	3,772,243	30,248,401
Class C	550,907	4,399,664	821,295	6,596,115
Administrator Class	3,608,062	28,884,553	4,344,267	34,806,968
Institutional Class	39,157,823	312,749,375	40,175,145	322,039,713

		364,696,164		393,691,197

Reinvestment of distributions
Class A	455,888	3,644,906	534,775	4,287,383
Class C	206,987	1,655,385	250,383	2,008,417
Administrator Class	388,986	3,109,963	424,158	3,399,349
Institutional Class	2,585,685	20,647,043	2,938,060	23,529,667

		29,057,297		33,224,816

Payment for shares redeemed
Class A	(5,701,043)	(45,524,301)	(9,754,483)	(78,216,370)
Class C	(3,080,040)	(24,607,930)	(5,207,987)	(41,812,691)
Administrator Class	(6,065,662)	(48,429,129)	(8,542,255)	(68,570,248)
Institutional Class	(50,462,701)	(402,058,756)	(72,766,723)	(582,432,153)

		(520,620,116)		(771,031,462)

Net decrease in net assets resulting from capital share transactions		(126,866,655)		(344,115,449)

Total decrease in net assets		(119,712,925)		(356,701,540)

Net assets
Beginning of period		1,071,545,773		1,428,247,313

End of period		$951,832,848		$1,071,545,773

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at August 31, 2018 was $7. The disaggregated distributions information for the year ended August 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Short-Term High Yield Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$7.99	$8.07	$8.10	$8.07	$8.20
Net investment income	0.25	0.24	0.23	0.24	0.25
Net realized and unrealized gains (losses) on investments	0.09	(0.08)	(0.03)	0.03	(0.13)

Total from investment operations	0.34	0.16	0.20	0.27	0.12
Distributions to shareholders from
Net investment income	(0.26)	(0.24)	(0.23)	(0.24)	(0.25)
Net realized gains	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.26)	(0.24)	(0.23)	(0.24)	(0.25)
Net asset value, end of period	$8.07	$7.99	$8.07	$8.10	$8.07
Total return[1]	4.40%	2.00%	2.51%	3.37%	1.46%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.93%	0.92%	0.92%	0.92%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	3.18%	2.96%	2.88%	2.95%	3.11%
Supplemental data
Portfolio turnover rate	44%	34%	35%	32%	40%
Net assets, end of period (000s omitted)	$104,671	$127,024	$172,151	$296,817	$203,856

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.00	$8.07	$8.10	$8.07	$8.20
Net investment income	0.19	0.18	0.17	0.18	0.19
Net realized and unrealized gains (losses) on investments	0.08	(0.07)	(0.03)	0.03	(0.13)

Total from investment operations	0.27	0.11	0.14	0.21	0.06
Distributions to shareholders from
Net investment income	(0.20)	(0.18)	(0.17)	(0.18)	(0.19)
Net realized gains	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(0.18)	(0.17)	(0.18)	(0.19)
Net asset value, end of period	$8.07	$8.00	$8.07	$8.10	$8.07
Total return[1]	3.49%	1.36%	1.75%	2.60%	0.70%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.68%	1.67%	1.67%	1.67%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	2.43%	2.21%	2.11%	2.20%	2.36%
Supplemental data
Portfolio turnover rate	44%	34%	35%	32%	40%
Net assets, end of period (000s omitted)	$59,113	$77,169	$111,268	$123,745	$123,521

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Short-Term High Yield Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$7.99	$8.07	$8.10	$8.07	$8.20
Net investment income	0.27	0.25	0.24	0.25	0.26
Net realized and unrealized gains (losses) on investments	0.08	(0.08)	(0.03)	0.03	(0.13)

Total from investment operations	0.35	0.17	0.21	0.28	0.13
Distributions to shareholders from
Net investment income	(0.28)	(0.25)	(0.24)	(0.25)	(0.26)
Net realized gains	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.28)	(0.25)	(0.24)	(0.25)	(0.26)
Net asset value, end of period	$8.06	$7.99	$8.07	$8.10	$8.07
Total return	4.44%	2.16%	2.68%	3.54%	1.62%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.86%	0.86%	0.86%	0.85%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.34%	3.13%	3.03%	3.11%	3.28%
Supplemental data
Portfolio turnover rate	44%	34%	35%	32%	40%
Net assets, end of period (000s omitted)	$86,892	$102,673	$134,070	$274,878	$328,934

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$7.98	$8.06	$8.09	$8.06	$8.18
Net investment income	0.28	0.27	0.25	0.26	0.28
Net realized and unrealized gains (losses) on investments	0.08	(0.08)	(0.02)	0.03	(0.13)

Total from investment operations	0.36	0.19	0.23	0.29	0.15
Distributions to shareholders from
Net investment income	(0.29)	(0.27)	(0.26)	(0.26)	(0.27)
Net realized gains	0.00	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.29)	(0.27)	(0.26)	(0.26)	(0.27)
Net asset value, end of period	$8.05	$7.98	$8.06	$8.09	$8.06
Total return	4.59%	2.31%	2.83%	3.69%	1.90%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.59%	0.59%	0.59%	0.59%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.49%	3.27%	3.16%	3.26%	3.40%
Supplemental data
Portfolio turnover rate	44%	34%	35%	32%	40%
Net assets, end of period (000s omitted)	$701,157	$764,680	$1,010,757	$735,285	$608,704

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Short-Term High Yield Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Wells Fargo Short-Term High Yield Bond Fund  |  25

Notes to financial statements

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2019, the aggregate cost of all investments for federal income tax purposes was $946,242,604 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,811,156

Gross unrealized losses	(3,119,297)

Net unrealized gains	$691,859

As of August 31, 2019, the Fund had capital loss carryforwards available to offset future net realized capital gains which consist of $11,453,225 in short-term capital losses and $25,995,472 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

26  |  Wells Fargo Short-Term High Yield Bond Fund

Notes to financial statements

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Corporate bonds and notes	$0	$603,854,806	$0	$603,854,806

Loans	0	195,713,560	6,794,351	202,507,911

Non-agency mortgage-backed securities	0	20,938	0	20,938

Yankee corporate bonds and notes	0	87,022,643	0	87,022,643

Short-term investments

Investment companies	53,528,165	0	0	53,528,165

Total assets	$53,528,165	$886,611,947	$6,794,351	$946,934,463

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended August 31, 2019, the Fund had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management Fee

First $500 million	0.500%

Next $500 million	0.475

Next $2 billion	0.450

Next $2 billion	0.425

Next $5 billion	0.390

Over $10 billion	0.380

For the year ended August 31, 2019, the management fee was equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Wells Fargo Short-Term High Yield Bond Fund  |  27

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.81% for Class A shares, 1.56% for Class C shares, 0.65% for Administrator Class shares, and 0.50% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2019, Funds Distributor received $2,468 from the sale of Class A shares and $1,031, in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2019 were $425,219,949 and $405,355,857, respectively.

As of August 31, 2019, the Fund had unfunded term loan commitments of $11,588,281.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated

28  |  Wells Fargo Short-Term High Yield Bond Fund

Notes to financial statements

short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$3,678,763	$(3,678,763)	$0

Citigroup Global Markets Inc.	1,897,054	(1,897,054)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $34,301,055 and $39,073,480 of ordinary income for the years ended August 31, 2019 and August 31, 2018, respectively.

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$439,115	$691,859	$(37,448,697)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended August 31, 2018 were as follows:

Net investment income

Class A	$4,410,776

Class C	2,041,138

Administrator Class	3,531,933

Institutional Class	29,089,633

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo Short-Term High Yield Bond Fund  |  29

Notes to financial statements

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

30  |  Wells Fargo Short-Term High Yield Bond Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term High Yield Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2019

Wells Fargo Short-Term High Yield Bond Fund  |  31

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2019, $20,618,628 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32  |  Wells Fargo Short-Term High Yield Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Short-Term High Yield Bond Fund  |  33

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Wells Fargo Short-Term High Yield Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

Wells Fargo Short-Term High Yield Bond Fund  |  35

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short-Term High Yield Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term High Yield Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36  |  Wells Fargo Short-Term High Yield Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one-year period under review, but lower than the average investment performance of the Universe for the three-, five- and ten-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the ICE BofAML High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index, for the three-, five- and ten-year periods under review, but higher than its benchmark for the one-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment strategies and structural biases, as well as those regarding market factors, that affected the Fund’s investment performance. The Board also took note of the Fund’s short-term outperformance relative to the Universe and benchmark, and of the Fund’s ability to generate positive performance with less than half of the volatility experienced by the other mutual funds in the Universe.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Short-Term High Yield Bond Fund  |  37

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38  |  Wells Fargo Short-Term High Yield Bond Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405808 10-19

A222/AR222 08-19

Annual Report

August 31, 2019

Wells Fargo

Ultra Short-Term Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Ultra Short-Term Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Ultra Short-Term Income Fund for the 12-month period that ended August 31, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade staredowns, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.27%. The MSCI EM Index (Net)3 slipped 4.36%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.17%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.71%, the Bloomberg Barclays Municipal Bond Index6 gained 8.72%, and the ICE BofAML U.S. High Yield Index7 added 6.58%.

Entering the fourth quarter of 2018, economic data was encouraging.

Entering the fourth quarter of 2018, there were reasons for investors to be optimistic. The U.S. Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew 4.2% on an annualized basis during the second quarter. Hiring improved. Unemployment declined. Consumer spending gained. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada advanced. In September 2018, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in an indication of its confidence that U.S. economic growth was sustainable.

International markets presented numerous challenges. U.S.-China trade tensions increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor in a number of disconcerting economic and business data points: lower July manufacturing and industrial orders in Germany; declining purchasing managers’ index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns that global economic growth was slowing.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Ultra Short-Term Income Fund

Letter to shareholders (unaudited)

Investors had to digest unsettling events during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. A partial U.S. government shutdown driven by partisan policy disputes extended into January 2019. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% even as observers expressed concerns that higher rates could slow the economy.

The market climbs a wall of worry.

Investment returns appeared to reaffirm the adage that markets climb a wall of worry as 2019 opened. Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit contretemps caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and

“December’s S&P 500 Index performance was the worst since 1931.”

“Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Ultra Short-Term Income Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July 2019 with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from discouraging to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown continued to mount as central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Ultra Short-Term Income Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Jay N. Mueller, CFA®‡

Michael J. Schueller, CFA®‡*

Noah M. Wise, CFA®‡

Average annual total returns (%) as of August 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SADAX)	8-31-1999	0.98	0.88	1.42	3.04	1.29	1.62	0.81	0.71

Class C (WUSTX)	7-18-2008	1.27	0.56	0.88	2.27	0.56	0.88	1.56	1.46

Administrator Class (WUSDX)	4-8-2005	–	–	–	3.19	1.44	1.78	0.75	0.56

Institutional Class (SADIX)	8-31-1999	–	–	–	3.40	1.64	1.98	0.48	0.36

Bloomberg Barclays Short-Term U.S. Government/Corporate Bond Index[3]	–	–	–	–	2.76	1.20	0.81	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Ultra Short-Term Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2019[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Schueller became a portfolio manager of the Fund on June 6, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.70% for Class A, 1.45% for Class C, 0.55% for Administrator Class, and 0.35% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays Short-Term U.S. Government/Corporate Bond Index contains securities that have fallen out of the Bloomberg Barclays U.S. Government/Credit Bond Index because of the standard minimum one-year-to-maturity constraint. Securities in the Bloomberg Barclays Short-Term U.S. Government/Corporate Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares for the most recent 10 years with the performance of the Bloomberg Barclays Short-Term U.S. Government/Corporate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]

The Personal Consumption Expenditures Index is the primary measure of consumer spending on goods and services in the U.S. economy. It accounts for about two-thirds of domestic final spending and is part of the personal income report issued by the Bureau of Economic Analysis of the Department of Commerce. You cannot invest directly in an index.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Ultra Short-Term Income Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A shares, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays Short-Term U.S. Government/Corporate Bond Index, for the 12-month period that ended August 31, 2019.

∎	Overweights to corporate debt and structured products, both of which generated positive yield returns compared with similar-duration Treasuries, generated positive results for the Fund.

∎	Overnight cash investments were a modest drag on performance.

Ten largest holdings (%) as of August 31, 2019[5]

SPDR Portfolio Short Term Corporate Bond ETF	2.88

iShares Short-Term Corporate Bond ETF	2.87

Banco Santander SA, 3.50%, 4-11-2022	0.96

Bank of America Corporation, 2.33%, 10-1-2021	0.94

Deutsche Telekom International Finance BV, 2.23%, 1-17-2020	0.93

Morgan Stanley, 2.75%, 5-19-2022	0.90

American Credit Acceptance Receivables Trust Series 2019-2 Class A, 2.85%, 7-12-2022	0.81

Banco Santander Chile, 2.50%, 12-15-2020	0.77

ANZ New Zealand International Limited, 2.60%, 9-23-2019	0.76

Huntington National Bank, 2.38%, 3-10-2020	0.75

An economic slowdown

The pace of gross domestic product growth decelerated over the past 12 months as business investment, inventory effects, and trade restrained overall economic activity. For the four quarters that ended June 30, 2019, the U.S. economy expanded by 2.3% in inflation-adjusted terms, compared with a 3.2% trailing 12-month growth rate at the midway point in 2018. Rising anxiety over the contentious U.S.-China trade relationship appeared to discourage capital investment over the 12-month period that ended August 31, 2019. Housing investment also was a modest drag despite low mortgage rates. Consumer spending held up fairly well, however, with the Personal Consumption Expenditures Index6 rising at a 2.7% year-over-year rate through the end of July.

Consumption was supported by a relatively firm labor market. While job growth slowed modestly over the period, wages grew by 3.2% in real terms and the unemployment rate remained below 4%. Measures of labor force participation also generally showed improvement.

In response to slower growth and lower-than-targeted inflation, the Federal Open Market Committee (FOMC) voted to reduce its policy rate target for overnight funds by 0.25% at its July 31 meeting. This was the first interest rate reduction engineered by the FOMC in the decade since the financial crisis. While the monetary authorities suggested that their decision should be seen as a “midcourse correction” rather than the beginning of an extended easing cycle, markets have priced multiple additional rate cuts into the term structure. Indeed, interest rates fell across the board over the past 12 months, with intermediate-term Treasury yields dropping by about 1.35%.

Portfolio allocation as of August 31, 2019[7]

The Fund continued to favor corporate credit and securitized obligations.

The Fund continued to overweight short-term corporate bonds as well as securitized debt while underweighting U.S. Treasuries and agency debentures. The Fund’s investments in corporate debt benefited from a yield advantage versus Treasuries, while short-term credit spreads were little changed on a year-over-year basis. The Fund’s second-largest sector commitment was to securitized debt: asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and collateralized loan obligations. The Fund benefited from the yield advantage provided by these holdings. The Fund’s duration was generally maintained near the 0.5-year mark, in line with its benchmark.

Please see footnotes on page 7.

8  |  Wells Fargo Ultra Short-Term Income Fund

Performance highlights (unaudited)

The trade war is a persistent cloud.

We expect the U.S.-China trade dispute to drag on for some months to come, depressing business investment. Slower growth, in turn, is likely to incline the monetary authorities to ease policy further, with at least one and probably more rate cuts to be implemented over the next 6 to 12 months. A quick resolution to the dispute—as unlikely as that seems at this time—could potentially boost business confidence and perhaps reduce the pressure for accommodative monetary policy. In this environment, we anticipate taking a cautious approach to both duration and sector allocation decisions, with a bias toward up-in-quality trades. As always, relative-value considerations will dominate our security selection process.

Wells Fargo Ultra Short-Term Income Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2019	Ending account value 8-31-2019	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,015.55	$3.56	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

Class C

Actual	$1,000.00	$1,012.91	$7.36	1.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37	1.45%

Administrator Class

Actual	$1,000.00	$1,017.54	$2.80	0.55%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80	0.55%

Institutional Class

Actual	$1,000.00	$1,018.54	$1.78	0.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.78	0.35%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities: 6.63%

FDIC Series 2013-R1 Class A 144A	1.15%	3-25-2033	$588,673	$585,149

FHLMC (1 Month LIBOR +0.50%) ±	2.70	9-15-2041	1,607,426	1,613,996

FHLMC	4.50	2-1-2020	42,699	43,927

FHLMC	4.50	8-1-2020	34,432	35,422

FHLMC	4.50	1-1-2022	38,661	39,773

FHLMC	4.50	6-1-2024	854,222	888,215

FHLMC	4.50	9-1-2026	1,345,755	1,399,259

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.65	11-1-2035	1,415,751	1,488,334

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.67	6-1-2032	1,540	1,595

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.69	3-1-2035	641,893	677,488

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.72	10-1-2038	646,445	687,128

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.76	4-1-2032	81,363	85,729

FHLMC (1 Year Treasury Constant Maturity +2.19%) ±	4.79	5-1-2035	238,535	251,020

FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	4.83	1-1-2029	33,067	33,391

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.84	4-1-2038	649,419	684,790

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.86	9-1-2038	1,233,636	1,303,476

FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	4.90	7-1-2029	1,644	1,692

FHLMC	5.00	12-1-2019	51,439	53,060

FHLMC	5.50	12-1-2022	321,994	333,857

FHLMC	5.50	12-1-2023	374,695	390,664

FHLMC	6.00	10-1-2021	366,759	375,382

FHLMC	6.00	10-1-2021	393,145	402,395

FHLMC	6.00	1-1-2024	321,958	332,338

FHLMC	7.00	6-1-2031	237,588	267,069

FHLMC	9.00	10-1-2019	57	56

FHLMC	9.50	9-1-2020	6,289	6,317

FHLMC	9.50	12-1-2022	3,373	3,397

FHLMC	10.00	11-17-2021	2,442	2,455

FHLMC	10.50	5-1-2020	4,534	4,552

FHLMC Series 2611 Class HD	5.00	5-15-2023	434,559	451,324

FHLMC Series 2649 Class WL	4.00	7-15-2023	801,622	812,735

FHLMC Series 2704 Class BH	4.50	11-15-2023	312,208	320,289

FHLMC Series 2881 Class AE	5.00	8-15-2034	146,970	151,228

FHLMC Series 2896 Class CB	4.50	11-15-2019	198	199

FHLMC Series 2953 Class LD	5.00	12-15-2034	144,561	150,246

FHLMC Series 3166 Class AC	5.00	6-15-2021	292,149	292,519

FHLMC Series 3266 Class D	5.00	1-15-2022	3	3

FHLMC Series 3609 Class LA	4.00	12-15-2024	6,654	6,670

FHLMC Series 3821 Class LA	3.50	4-15-2025	66,802	66,863

FHLMC Series 3834 Class EA	3.50	6-15-2029	189,123	191,502

FHLMC Series 3888 Class NA	2.25	1-15-2040	1,385,814	1,392,160

FHLMC Series 3898 Class NE	4.00	7-15-2040	95,105	95,213

FHLMC Series 4172 Class PB	1.50	7-15-2040	284,848	281,937

FHLMC Series 4318 Class LC	2.00	6-15-2038	311,488	309,971

FHLMC Series 4348 Class MH	3.00	6-15-2039	1,992,024	2,028,753

FHLMC Series 4764 Class BA	4.00	6-15-2042	1,136,549	1,154,630

FHLMC Series 4889 Class CD	3.00	4-15-2049	4,912,651	4,973,171

FHLMC Series K005 Class A2	4.32	11-25-2019	319,101	318,948

FHLMC Series KF15 Class A (1 Month LIBOR +0.67%) ±	2.89	2-25-2023	722,276	721,827

FHLMC Series KI01 Class A (1 Month LIBOR +0.16%) ±	2.38	9-25-2022	2,419,492	2,414,301

FHLMC Series KJ13 Class A1	2.06	9-25-2021	368,523	367,597

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  11

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	3.22%	5-25-2044	$3,189,768	$3,192,542

FHLMC Series T-42 Class A6	9.50	2-25-2042	571,975	707,069

FNMA	2.00	4-1-2023	2,578,986	2,578,252

FNMA (6 Month LIBOR +1.51%) ±	4.16	9-1-2037	313,887	324,557

FNMA (6 Month LIBOR +1.40%) ±	4.28	10-1-2031	69,192	70,698

FNMA (1 Year Treasury Constant Maturity +2.02%) ±	4.44	12-1-2034	302,139	316,073

FNMA	4.50	1-1-2027	1,598,272	1,683,932

FNMA (1 Year Treasury Constant Maturity +2.25%) ±	4.63	11-1-2033	1,413,896	1,492,292

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.64	11-1-2031	56,848	59,594

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.65	2-1-2035	840,268	886,130

FNMA (1 Year Treasury Constant Maturity +2.13%) ±	4.67	5-1-2032	4,772	4,928

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.68	4-1-2038	1,601,313	1,688,814

FNMA (12 Month LIBOR +1.81%) ±	4.69	9-1-2040	1,842,345	1,944,377

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.69	6-1-2034	807,306	853,085

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.70	7-1-2038	1,100,922	1,162,152

FNMA (1 Year Treasury Constant Maturity +2.23%) ±	4.70	12-1-2040	127,696	134,279

FNMA (1 Year Treasury Constant Maturity +2.28%) ±	4.71	11-1-2032	454,358	475,573

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.72	6-1-2032	93,047	96,765

FNMA (1 Year Treasury Constant Maturity +2.26%) ±	4.72	8-1-2036	1,760,014	1,859,280

FNMA (12 Month Treasury Average +2.22%) ±	4.72	8-1-2045	558,277	585,298

FNMA (1 Year Treasury Constant Maturity +2.26%) ±	4.76	11-1-2035	150,524	158,851

FNMA (1 Year Treasury Constant Maturity +2.31%) ±	4.78	5-1-2036	500,910	529,431

FNMA (1 Year Treasury Constant Maturity +2.36%) ±	4.78	11-1-2034	775,892	822,340

FNMA (12 Month Treasury Average +2.33%) ±	4.84	5-1-2036	708,678	737,902

FNMA (1 Year Treasury Constant Maturity +2.27%) ±	4.99	2-1-2036	1,169,777	1,232,389

FNMA	5.00	5-1-2022	227,208	234,277

FNMA	5.00	6-1-2024	1,636,900	1,698,345

FNMA (1 Year Treasury Constant Maturity +2.27%) ±	5.02	2-1-2033	351,603	365,218

FNMA	6.00	4-1-2021	41,746	42,350

FNMA	6.00	1-1-2023	882,474	916,199

FNMA (6 Month LIBOR +2.86%) ±	6.23	4-1-2033	762	790

FNMA	6.50	8-1-2031	262,528	306,664

FNMA	8.33	7-15-2020	215	215

FNMA	9.00	2-15-2020	2,489	2,496

FNMA	9.00	10-15-2021	2,742	2,767

FNMA	9.00	6-1-2024	7,211	7,260

FNMA	9.50	12-1-2020	4,323	4,347

FNMA	10.50	4-1-2022	63	63

FNMA Series 1990-111 Class Z	8.75	9-25-2020	977	996

FNMA Series 1990-119 Class J	9.00	10-25-2020	7,001	7,187

FNMA Series 1990-124 Class Z	9.00	10-25-2020	1,984	2,024

FNMA Series 1990-21 Class Z	9.00	3-25-2020	5,972	6,021

FNMA Series 1990-27 Class Z	9.00	3-25-2020	1,485	1,493

FNMA Series 1990-30 Class D	9.75	3-25-2020	996	1,006

FNMA Series 1990-77 Class D	9.00	6-25-2020	3,660	3,684

FNMA Series 1991-132 Class Z	8.00	10-25-2021	17,208	17,953

FNMA Series 1992-71 Class X	8.25	5-25-2022	12,901	13,722

FNMA Series 2000-T6 Class A2	9.50	11-25-2040	300,233	343,911

FNMA Series 2001-T10 Class A3	9.50	12-25-2041	471,339	558,817

FNMA Series 2001-T12 Class A3	9.50	8-25-2041	440,976	535,128

FNMA Series 2002-T1 Class A4	9.50	11-25-2031	541,294	649,595

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA Series 2002-W04 Class A6 ±±	4.59%	5-25-2042	$554,250	$573,418

FNMA Series 2003-W11 Class A1 ±±	5.44	6-25-2033	14,267	14,908

FNMA Series 2003-W3 Class 1A4 ±±	4.23	8-25-2042	30,227	31,829

FNMA Series 2004-92 Class QY	4.50	8-25-2034	12,109	12,084

FNMA Series 2007-W2 Class 1A1 (1 Month LIBOR +0.32%) ±	2.47	3-25-2037	306,144	306,154

FNMA Series 2008-76 Class GF (1 Month LIBOR +0.65%) ±	2.80	9-25-2023	2,681	2,679

FNMA Series 2009-31 Class B	4.00	5-25-2024	137,478	137,532

FNMA Series 2010-115 Class NC	2.75	1-25-2039	687,850	688,030

FNMA Series 2010-25 Class ND	3.50	3-25-2025	9,070	9,038

FNMA Series 2010-37 Class A1	5.41	5-25-2035	4,328,206	4,526,455

FNMA Series 2010-57 Class DQ	3.00	6-25-2025	183,455	184,723

FNMA Series 2010-89 Class DP	3.00	6-25-2038	483,952	483,756

FNMA Series 2011-122 Class A	3.00	12-25-2025	91,107	90,969

FNMA Series 2012-72 Class QE	3.00	1-25-2038	307,518	310,396

FNMA Series 2012-94 Class E	3.00	6-25-2022	5,805	5,798

FNMA Series 2013-26 Class AK	2.50	11-25-2038	3,365,389	3,391,767

FNMA Series 2014-19 Class HA	2.00	6-25-2040	752,821	760,046

GNMA	7.00	6-15-2033	379,417	454,279

GNMA Series 2012-57 Class LG	1.50	3-16-2035	37,949	37,887

GNMA Series 2016-H19 Class FE (1 Month LIBOR +0.37%) ±	2.75	6-20-2061	239,109	239,102

GNMA Series 2017-H13 Class FJ (1 Month LIBOR +0.20%) ±	2.58	5-20-2067	411,365	411,146

GNMA Series 2017-H16 Class FD (1 Month LIBOR +0.20%) ±	2.58	8-20-2067	489,374	489,238

Total Agency Securities (Cost $69,741,456)				70,974,377

Asset-Backed Securities: 12.80%

American Credit Acceptance Receivables Trust Series 2018-1 Class C 144A	3.55	4-10-2024	2,750,000	2,766,408

American Credit Acceptance Receivables Trust Series 2019-2 Class A 144A	2.85	7-12-2022	8,608,483	8,628,148

AmeriCredit Automobile Receivables Trust Series 2017-2 Class A3	1.98	12-20-2021	2,843,167	2,840,721

Bank of the West Auto Trust Series 2018-1 Class A2 144A	3.09	4-15-2021	3,264,450	3,271,267

California Republic Auto Receivables Trust Series 2017-1 Class A4	2.28	6-15-2022	3,654,456	3,654,955

CCG Receivables Trust Series 2017-1 Class A2 144A	1.84	11-14-2023	1,869,807	1,866,388

Chesapeake Funding II LLC Series 2017-3A Class A1 144A	1.91	8-15-2029	4,403,191	4,391,013

Chesapeake Funding II LLC Series 2018-3A Class A1 144A	3.39	1-15-2031	6,165,314	6,281,609

CPS Auto Trust Series 2018-C Class A 144A	2.87	9-15-2021	464,853	465,260

Dell Equipment Finance Trust Series 2018-1 Class A2A 144A	2.97	10-22-2020	5,274,389	5,285,505

Drive Auto Receivables Trust Series 2015-BA Class D 144A	3.84	7-15-2021	2,582,594	2,587,092

Drive Auto Receivables Trust Series 2016-CA Class C 144A	3.02	11-15-2021	2,761,683	2,764,156

Drive Auto Receivables Trust Series 2017-BA Class D 144A	3.72	10-17-2022	3,589,802	3,611,270

DT Auto Owner Trust Series 2018-3A Class A 144A	3.02	2-15-2022	2,161,017	2,167,466

Education Loan Asset-Backed Trust Series 2013-1 Class A1 (1 Month LIBOR +0.80%) 144A±	2.95	6-25-2026	1,962,732	1,964,614

Educational Services of America Incorporated Series 2015-2 Class A (1 Month LIBOR +1.00%) 144A±	3.15	12-25-2056	1,108,044	1,108,076

Enterprise Fleet Financing Trust Series 2016-2 Class A2 144A	1.74	2-22-2022	199,131	199,035

Enterprise Fleet Financing Trust Series 2017-1 Class A2 144A	2.13	7-20-2022	2,755,404	2,754,382

Enterprise Fleet Financing Trust Series 2017-2 Class A2 144A	1.97	1-20-2023	1,576,507	1,574,665

Exeter Automobile Receivables Trust Series 2019-2A Class A 144A	2.93	7-15-2022	2,710,300	2,718,065

Fifth Third Auto Trust Series 2019-1 Class A2A	2.66	5-16-2022	4,610,000	4,631,440

GM Financial Automobile Leasing Trust Series 2017-2 Class A3	2.02	9-21-2020	882,638	882,148

GM Financial Consumer Automobile Receivables Trust Series 2017-2A Class A3 144A	1.86	12-16-2021	6,374,239	6,364,348

Honda Auto Receivables Owner Trust Series 2018-3 Class A2	2.67	12-21-2020	3,185,609	3,190,226

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  13

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities (continued)

Hyundai Auto Lease Securitization Trust Series 2017-C Class A3 144A	2.12%	2-16-2021	$4,458,767	$4,458,110

Mercedes-Benz Auto Lease Trust Series 2019-A Class A2	3.01	2-16-2021	5,398,203	5,412,600

MMAF Equipment Finance LLC Series 2019-A Class A2 144A	2.84	1-10-2022	3,100,000	3,124,441

Oscar US Funding Trust Series 2016-2A Class A4 144A	2.99	12-15-2023	4,700,000	4,729,486

Panhandle Plains Higher Education Authority Incoporated Series 2011-1 Class A3 (3 Month LIBOR +0.95%) ±	3.27	10-1-2037	2,937,589	2,934,789

Prestige Auto Receivables Trust Series 2017-1A Class B 144A	2.39	5-16-2022	1,370,000	1,368,959

SLC Student Loan Trust Series 2006-2 Class A5 (3 Month LIBOR +0.10%) ±	2.51	9-15-2026	1,161,384	1,158,738

SLM Student Loan Trust Series 2004-8A Class A5 (3 Month LIBOR +0.50%) 144A±	2.78	4-25-2024	141,006	141,038

SLM Student Loan Trust Series 2006-10 Class A5A (3 Month LIBOR +0.10%) ±	2.38	4-25-2027	873,998	872,421

SLM Student Loan Trust Series 2011-2 Class A1 (1 Month LIBOR +0.60%) ±	2.75	11-25-2027	1,385,637	1,383,013

SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	2.80	12-27-2038	4,691,209	4,683,241

SLM Student Loan Trust Series 2013-1 Class A3 (1 Month LIBOR +0.55%) ±	2.70	5-26-2055	4,301,585	4,328,488

South Texas Higher Education 2012-1 Class A2 (3 Month LIBOR +0.85%) ±	3.17	10-1-2024	3,010,552	3,011,997

Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	2.67	2-25-2028	46,969	46,799

Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	3.37	10-25-2027	4,497,677	4,510,961

Tesla Auto Lease Trust Series 2018-B Class A 144A	3.71	8-20-2021	2,007,701	2,043,390

Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	2.75	1-25-2046	4,232,272	4,168,180

Verizon Owner Trust Series 2017-1A Class A 144A	2.06	9-20-2021	2,786,211	2,785,243

Volvo Financial Equipment LLC Series 2017-1A Class A3 144A	1.92	3-15-2021	5,622,154	5,615,623

Wheels SPV LLC Series 2018-1A Class A2 144A	3.06	4-20-2027	2,730,339	2,745,385

World Omni Auto Receivables Trust Series 2016-B Class A3	1.30	2-15-2022	1,670,907	1,665,081

Total Asset-Backed Securities (Cost $136,854,625)				137,156,240

Corporate Bonds and Notes: 30.10%

Communication Services: 3.16%

Diversified Telecommunication Services: 0.99%

Broadcom Corporation	2.20	1-15-2021	7,000,000	6,966,699

Broadcom Corporation	3.00	1-15-2022	3,585,000	3,614,082

				10,580,781

Media: 1.93%

Discovery Communications LLC	2.20	9-20-2019	3,725,000	3,724,404

Fox Corporation 144A	3.67	1-25-2022	3,880,000	4,021,889

Interpublic Group Companies	3.50	10-1-2020	2,000,000	2,027,472

NBCUniversal Enterprise Incorporated 144A	5.25	12-31-2049	6,000,000	6,195,000

TEGNA Incorporated	5.13	7-15-2020	4,755,000	4,771,643

				20,740,408

Wireless Telecommunication Services: 0.24%

Sprint Spectrum Company LLC 144A	3.36	3-20-2023	2,531,250	2,540,869

Consumer Discretionary: 0.50%

Automobiles: 0.38%

Daimler Finance NA LLC 144A	3.40	2-22-2022	4,000,000	4,099,618

Household Durables: 0.12%

Lennar Corporation	4.50	11-15-2019	1,220,000	1,220,732

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Consumer Staples: 1.89%

Food Products: 0.91%

Campbell Soup Company	3.30%	3-15-2021	$6,040,000	$6,125,026

Conagra Brands Incorporated	3.80	10-22-2021	3,560,000	3,662,667

				9,787,693

Tobacco: 0.98%

Altria Group Incorporated	4.75	5-5-2021	5,000,000	5,216,228

BAT Capital Corporation	2.30	8-14-2020	5,215,000	5,215,563

				10,431,791

Energy: 1.95%

Oil, Gas & Consumable Fuels: 1.95%

Energy Transfer Partners LP	5.20	2-1-2022	5,435,000	5,764,634

Occidental Petroleum Corporation	2.60	8-13-2021	2,320,000	2,335,419

Occidental Petroleum Corporation	2.70	8-15-2022	3,090,000	3,120,414

Rockies Express Pipeline LLC 144A	5.63	4-15-2020	5,950,000	6,082,417

Sabine Pass Liquefaction LLC	5.63	2-1-2021	3,500,000	3,621,378

				20,924,262

Financials: 14.30%

Banks: 6.83%

Australia & New Zealand Banking Group Limited	2.25	11-9-2020	5,790,000	5,811,560

Bank of America Corporation (3 Month LIBOR +0.63%) ±	2.33	10-1-2021	10,000,000	10,015,720

BB&T Corporation	2.15	2-1-2021	7,000,000	7,012,104

BBVA Bancomer SA 144A	7.25	4-22-2020	5,000,000	5,125,050

Citibank NA (3 Month LIBOR +0.60%) ±	2.84	5-20-2022	6,000,000	6,067,132

Citigroup Incorporated	2.45	1-10-2020	4,000,000	4,002,906

Huntington National Bank	2.38	3-10-2020	8,000,000	8,006,507

JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	2,635,000	2,709,005

JPMorgan Chase & Company (3 Month LIBOR +0.61%) ±	3.51	6-18-2022	7,000,000	7,165,877

PNC Bank	2.45	11-5-2020	7,000,000	7,036,223

Synchrony Bank	3.65	5-24-2021	2,650,000	2,704,048

US Bank NA	2.05	10-23-2020	7,460,000	7,471,832

				73,127,964

Capital Markets: 1.37%

Goldman Sachs Group Incorporated	5.38	3-15-2020	5,000,000	5,084,356

Morgan Stanley	2.75	5-19-2022	9,435,000	9,597,125

				14,681,481

Consumer Finance: 3.77%

BMW US Capital LLC 144A	2.15	4-6-2020	1,000,000	999,900

Capital One Financial Corporation	2.50	5-12-2020	7,000,000	7,012,510

Daimler Finance North America LLC 144A	2.20	5-5-2020	1,480,000	1,480,087

Ford Motor Credit Company LLC	3.20	1-15-2021	3,665,000	3,683,139

Ford Motor Credit Company LLC (3 Month LIBOR +0.88%) ±	3.22	10-12-2021	2,840,000	2,810,277

General Motors Financial Company Incorporated	4.20	11-6-2021	5,000,000	5,184,943

Hyundai Capital America Incorporated 144A	2.75	9-18-2020	4,000,000	4,009,824

John Deere Capital Corporation	1.95	6-22-2020	3,000,000	2,997,639

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  15

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)

Nissan Motor Acceptance Corporation 144A	2.25%	1-13-2020	$4,000,000	$3,996,777

Nissan Motor Acceptance Corporation 144A	3.65	9-21-2021	4,000,000	4,097,801

Synchrony Financial	2.70	2-3-2020	4,140,000	4,145,308

				40,418,205

Diversified Financial Services: 0.99%

IBM Credit LLC	3.45	11-30-2020	6,500,000	6,612,389

WEA Finance LLC 144A	2.70	9-17-2019	2,975,000	2,975,183

WEA Finance LLC 144A	3.25	10-5-2020	1,000,000	1,011,864

				10,599,436

Insurance: 1.34%

Axis Specialty Finance LLC	5.88	6-1-2020	1,685,000	1,729,321

Metropolitan Life Global Funding Incorporated 144A	1.55	9-13-2019	5,180,000	5,179,102

Metropolitan Life Global Funding Incorporated 144A	1.75	9-19-2019	3,000,000	2,999,350

Protective Life Global Funding 144A	2.26	4-8-2020	4,415,000	4,414,473

				14,322,246

Health Care: 2.93%

Biotechnology: 0.47%

Abbvie Incorporated	3.38	11-14-2021	4,935,000	5,058,906

Health Care Providers & Services: 1.90%

Anthem Incorporated	2.50	11-21-2020	5,040,000	5,065,245

Cigna Holding Company	4.00	2-15-2022	5,375,000	5,592,000

CVS Health Corporation	2.80	7-20-2020	5,910,000	5,939,461

Tenet Healthcare Corporation	6.00	10-1-2020	3,660,000	3,802,740

				20,399,446

Pharmaceuticals: 0.56%

EMD Finance LLC 144A	2.40	3-19-2020	5,965,000	5,967,478

Industrials: 2.01%

Aerospace & Defense: 0.16%

The Boeing Company	2.70	5-1-2022	1,615,000	1,648,047

Air Freight & Logistics: 0.48%

FedEx Corporation	3.40	1-14-2022	5,000,000	5,158,425

Airlines: 0.57%

Delta Air Lines Incorporated	3.40	4-19-2021	3,000,000	3,041,301

Delta Air Lines Incorporated	3.63	3-15-2022	3,000,000	3,087,544

				6,128,845

Industrial Conglomerates: 0.14%

General Electric Company	4.63	1-7-2021	1,485,000	1,518,574

Machinery: 0.32%

CNH Industrial Capital LLC	4.38	11-6-2020	3,375,000	3,442,061

Road & Rail: 0.34%

ERAC USA Finance LLC 144A	2.35	10-15-2019	3,605,000	3,604,137

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Information Technology: 1.14%

Semiconductors & Semiconductor Equipment: 0.48%

Qualcomm Incorporated	3.00%	5-20-2022	$5,000,000	$5,142,285

Technology Hardware, Storage & Peripherals: 0.66%

Hewlett Packard Enterprise Company	3.60	10-15-2020	7,000,000	7,100,258

Materials: 1.20%

Chemicals: 0.48%

DowDuPont Incorporated	3.77	11-15-2020	5,000,000	5,103,145

Paper & Forest Products: 0.72%

Georgia Pacific LLC 144A	2.54	11-15-2019	7,740,000	7,741,470

Real Estate: 0.44%

Equity REITs: 0.44%

Crown Castle International Corporation	2.25	9-1-2021	4,700,000	4,700,377

Utilities: 0.58%

Electric Utilities: 0.33%

Duke Energy Florida LLC	2.10	12-15-2019	500,000	499,797

Pinnacle West Capital Corporation	2.25	11-30-2020	3,000,000	2,999,779

				3,499,576

Multi-Utilities: 0.25%

Dominion Energy Incorporated	2.72	8-15-2021	2,700,000	2,722,712

Total Corporate Bonds and Notes (Cost $319,332,640)				322,411,228

			Shares
Exchange-Traded Funds: 5.76%

iShares Short-Term Corporate Bond ETF			572,000	30,762,160

SPDR Portfolio Short Term Corporate Bond ETF			1,000,000	30,880,000

Total Exchange-Traded Funds (Cost $60,738,737)				61,642,160

			Principal
Municipal Obligations: 0.53%

Indiana: 0.30%

Education Revenue: 0.30%

Indiana Secondary Market for Education Loans Incorporated (1 Month LIBOR +0.80%) ±	3.07	2-25-2044	$3,216,070	3,186,868

Wisconsin: 0.23%

Housing Revenue: 0.23%

Wisconsin PFA Affinity Living Group Project (Citizens Bank LOC)	3.75	2-1-2022	2,500,000	2,510,125

Total Municipal Obligations (Cost $5,684,197)				5,696,993

Non-Agency Mortgage-Backed Securities: 20.48%

Angel Oak Mortgage Trust I LLC Series 2019-4 Class A1 144A±±	2.99	7-26-2049	5,352,169	5,372,238

Banc of America Funding Corporation Series 2016-R1 Class A1 144A±±	2.50	3-25-2040	1,372,119	1,369,478

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  17

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities (continued)

BDS Limited Series 2018-FL2 Class A (1 Month LIBOR +0.95%) 144A±	3.15%	8-15-2035	$2,772,529	$2,772,528

Bluemountain CLO Limited Series 2015-1A Class A1R (3 Month LIBOR +1.33%) 144A±	3.63	4-13-2027	1,138,081	1,138,609

Bunker Hill Loan Depositary Trust Series 2019-1 Class A1 144A	3.61	10-26-2048	2,260,275	2,283,513

Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144A	2.88	7-25-2049	4,890,645	4,912,302

Cascade Funding Mortgage Trust Series 2018- RM2 Class A 144A±±	4.00	10-25-2068	1,203,960	1,246,675

CD Commercial Mortgage Trust Series 2017-CD3 Class A1	1.97	2-10-2050	2,981,142	2,976,385

CGDBB Commercial Mortgage Trust Series 2017-BIOC Class A (1 Month LIBOR +0.79%) 144A±	2.99	7-15-2032	5,600,000	5,599,991

CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	3.08	1-20-2028	7,550,000	7,523,711

CIFC Funding Limited Series 2015-2A Class AR (3 Month LIBOR +0.78%) 144A±	3.08	4-15-2027	6,935,849	6,918,836

Citigroup Commercial Mortgage Trust Series 2014-GC25 Class A2	3.26	10-10-2047	656,976	656,835

Citigroup Commercial Mortgage Trust Series 2017-1500 Class A (1 Month LIBOR +0.85%) 144A±	3.05	7-15-2032	6,150,000	6,150,063

Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	3.30	7-15-2030	3,104,805	3,079,246

Collateralized Mortgage Obligation Trust Series 66 Class Z	8.00	9-20-2021	3,496	3,562

Colt Funding LLC Series 2018-3 Class A1 144A±±	3.69	10-26-2048	2,624,212	2,645,874

Commercial Mortgage Pass-Through Certificate Series 2010-C1 Class A3 144A	4.21	7-10-2046	2,000,059	2,016,901

Commercial Mortgage Trust Series 2014-CR15 Class A2	2.93	2-10-2047	2,372,757	2,371,863

Commercial Mortgage Trust Series 2014-CR16 Class ASB	3.65	4-10-2047	3,804,243	3,929,582

Commercial Mortgage Trust Series 2014-LC17 Class A2	3.16	10-10-2047	1,352,022	1,351,405

Commercial Mortgage Trust Series 2014-UBS5 Class A2	3.03	9-10-2047	994,418	996,847

Commercial Mortgage Trust Series 2015-LC23 Class A1	1.81	10-10-2048	2,165,424	2,158,679

Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1 ±±	4.07	6-19-2031	135,898	137,816

Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	4.46	6-19-2031	84,534	84,733

Credit Suisse Mortgage Trust Series 2019-SKLZ Class A (1 Month LIBOR +1.25%) 144A±	3.45	1-15-2034	3,600,000	3,608,207

Crown Point Limited Series 2015-3A Class A1AR (3 Month LIBOR +0.91%) 144A±	3.21	12-31-2027	7,030,000	7,030,921

CSAIL Commercial Mortgage Trust Series 2015-C4 Class A1	2.01	11-15-2048	785,491	783,047

DLJ Mortgage Acceptance Corporation Series 1990-2 Class A ±±	3.57	1-25-2022	1,619	1,619

EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	3.32	9-25-2033	320,914	317,621

FirstKey Mortgage Trust Series 2014-1 Class A2 144A±±	3.00	11-25-2044	1,991,123	1,987,060

GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	6,238,604	6,264,758

GCO Education Loan Funding Trust Series 2006-1 Class A9L (3 Month LIBOR +0.16%) ±	2.68	5-25-2026	3,454,085	3,451,021

Great Wolf Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	3.05	9-15-2034	2,500,000	2,499,176

GS Mortgage Securities Trust Series 2010-C1 Class A1 144A	3.68	8-10-2043	575,125	575,623

GS Mortgage Securities Trust Series 2010-C2 Class A2 144A±±	5.16	12-10-2043	3,190,000	3,291,043

GS Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	5,898,882	6,035,771

GS Mortgage Securities Trust Series 2013-KING Class A 144A	2.71	12-10-2027	5,197,360	5,194,445

GS Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	3,031,556	3,084,086

GS Mortgage Securities Trust Series 2015-GS1 Class A1	1.94	11-10-2048	325,110	324,236

GS Mortgage Securities Trust Series 2016-GS3 Class A1	1.43	10-10-2049	1,063,029	1,055,977

GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	37,148	36,941

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

Halcyon Loan Advisors Funding Series 2014-3A Class AR (3 Month LIBOR +1.10%) 144A±	3.38%	10-22-2025	$4,085,986	$4,086,149

Homeward Opportunities Fund I Trust Series 2019-1 Class A1 144A±±	3.45	1-25-2059	4,679,074	4,724,193

Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	3.20	11-15-2036	4,870,000	4,865,417

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5 Class A3	4.17	8-15-2046	4,261,624	4,396,535

JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A2	2.77	10-15-2048	93,259	93,211

JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C33 Class A1	1.90	12-15-2048	1,556,274	1,551,893

JPMorgan Chase Commercial Mortgage Securities Trust Series 2017-JP5 Class A1	2.09	3-15-2050	2,833,387	2,829,365

JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +0.91%) 144A±	3.11	6-15-2035	3,793,970	3,794,186

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	3.16	7-15-2036	5,000,000	4,996,878

LCM XII LP Series 2013-A Class ARR (3 Month LIBOR +1.14%) 144A±	3.32	7-19-2027	6,000,000	6,000,444

Master Mortgages Trust Series 2002-3 Class 4A1 ±±	4.98	10-25-2032	2,916	2,963

Mello Warehouse Securitization Series 2018-W1 Class A (1 Month LIBOR +0.85%) 144A±	3.00	11-25-2051	5,500,000	5,497,202

Mello Warehouse Securitization Series 2019-1 Class A (1 Month LIBOR +0.80%) 144A±	2.95	6-25-2052	5,065,000	5,060,515

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C28 Class A1	1.53	1-15-2049	732,623	728,569

Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	3,125,000	3,232,252

Morgan Stanley Capital I Trust Series 2016-C30 Class A1	1.39	9-15-2049	4,022,790	3,992,461

Neuberger Berman Limited Series 2015-20A Class AR (3 Month LIBOR +0.80%) 144A±	3.10	1-15-2028	4,085,000	4,062,528

New Residential Mortgage Loan Trust Series 2018-NQM1 Class A1 144A±±	3.99	11-25-2048	3,527,858	3,592,321

Palmer Square Loan Funding Limited Series 2018-4A Class A1 (3 Month LIBOR +0.90%) 144A±	3.06	11-15-2026	3,559,657	3,560,842

RAIT Trust Series 2017-FL7 Class A (1 Month LIBOR +0.95%) 144A±	3.15	6-15-2037	901,413	900,706

ReadyCap Commercial Mortgage Trust Series 2019-5 Class A 144A	3.78	2-25-2052	4,089,964	4,234,891

Salomon Brothers Mortgage Securities VII Series 1990-2 Class A ±±	2.71	11-25-2020	125,120	125,097

Starwood Mortgage Residential Trust Series 2019-1 Class A1 144A±±	2.94	6-25-2049	4,408,182	4,418,187

Stonemont Portfolio Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	3.02	8-20-2030	5,024,734	5,023,087

Structured Asset Mortgage Investments Incorporated Series 2001-4 Class A2 ±±	8.15	10-25-2024	3,829	3,856

THL Credit Wind River CLO Limited Series 2012-1A Class AR2 (3 Month LIBOR +0.88%) 144A±	3.18	1-15-2026	4,705,000	4,704,920

UBS Commercial Mortgage Trust Series 2012-C1 Class A3	3.40	5-10-2045	1,450,550	1,491,312

UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	3.05	2-15-2032	4,115,000	4,106,015

Vendee Mortgage Trust Series 2011-1 Class DA	3.75	2-15-2035	2,178,816	2,207,224

Venture CDO Limited Series 2015-20A Class AR (3 Month LIBOR +0.82%) 144A±	3.12	4-15-2027	6,817,700	6,798,303

Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.40	12-25-2059	4,469,887	4,511,212

Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.07	8-25-2032	134,061	131,746

Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.07	8-25-2032	122,155	118,360

Wilshire Funding Corporation Series 1998-2 Class M1 ±±	2.00	12-28-2037	164,550	166,080

Total Non-Agency Mortgage-Backed Securities (Cost $218,769,842)				219,248,144

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  19

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Yankee Corporate Bonds and Notes: 16.54%

Communication Services: 0.93%

Diversified Telecommunication Services: 0.93%

Deutsche Telekom International Finance BV 144A	2.23%	1-17-2020	$10,000,000	$9,992,791

Consumer Discretionary: 1.17%

Auto Components: 0.59%

Toyota Industries Corporation 144A	3.11	3-12-2022	6,145,000	6,270,803

Automobiles: 0.11%

Jaguar Land Rover Limited 144A	4.25	11-15-2019	1,220,000	1,215,730

Household Durables: 0.47%

Panasonic Corporation 144A	2.54	7-19-2022	5,000,000	5,048,083

Consumer Staples: 0.51%

Beverages: 0.08%

Suntory Holdings Limited 144A	2.55	9-29-2019	850,000	850,016

Food & Staples Retailing: 0.43%

Seven & I Holdings Company Limited 144A	3.35	9-17-2021	4,500,000	4,608,542

Energy: 0.88%

Oil, Gas & Consumable Fuels: 0.88%

Petroleos Mexicanos Company	5.38	3-13-2022	2,525,000	2,581,813

TransCanada PipeLines Limited	9.88	1-1-2021	6,200,000	6,810,895

				9,392,708

Financials: 11.26%

Banks: 10.07%

ABN AMRO Bank NV 144A	3.40	8-27-2021	7,000,000	7,159,804

ANZ New Zealand International Limited 144A	2.60	9-23-2019	8,175,000	8,176,744

Banco de Credito del Peru 144A	2.25	10-25-2019	4,500,000	4,497,795

Banco Santander Chile 144A	2.50	12-15-2020	8,255,000	8,255,000

Banco Santander SA	3.50	4-11-2022	10,020,000	10,325,970

Banque Federative du Credit Mutuel SA 144A	2.20	7-20-2020	7,470,000	7,481,188

Commonwealth Bank of Australia 144A	1.75	11-7-2019	5,250,000	5,245,815

Corporación Andina de Fomento	4.38	6-15-2022	5,400,000	5,708,718

Danske Bank AS 144A	5.00	1-12-2022	3,565,000	3,759,869

DNB Bank ASA 144A	2.13	10-2-2020	7,000,000	7,003,586

Federation des Caisses Desjardins du Quebec 144A	2.25	10-30-2020	5,000,000	5,013,006

Global Bank Corporation 144A	4.50	10-20-2021	1,180,000	1,214,220

Sumitomo Mitsui Banking Corporation (3 Month LIBOR +0.37%) ±	2.69	10-16-2020	5,000,000	5,011,768

Sumitomo Mitsui Financial Group	2.06	7-14-2021	5,000,000	4,994,114

Sumitomo Mitsui Trust Bank Limited 144A	1.95	9-19-2019	7,000,000	6,998,611

Suncorp-Metway Limited 144A	2.38	11-9-2020	4,000,000	4,012,300

Svenska Handelsbanken AB	1.88	9-7-2021	7,000,000	6,973,018

UniCredit SpA 144A	6.57	1-14-2022	5,615,000	6,037,736

				107,869,262

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Diversified Financial Services: 1.19%

AerCap Ireland Capital DAC	4.45%	12-16-2021	$3,590,000	$3,730,394

General Electric Capital International Funding Company	2.34	11-15-2020	5,322,000	5,292,166

UBS AG 144A	2.20	6-8-2020	3,725,000	3,726,688

				12,749,248

Health Care: 0.75%

Pharmaceuticals: 0.75%

Perrigo Finance Unlimited Company	3.50	3-15-2021	2,665,000	2,679,251

Shire Acquisitions Investment Ireland Limited	1.90	9-23-2019	2,880,000	2,879,366

Shire Acquisitions Investment Ireland Limited	2.40	9-23-2021	2,520,000	2,527,812

				8,086,429

Industrials: 0.21%

Semiconductors & Semiconductor Equipment: 0.21%

NXP BV 144A	4.13	6-1-2021	2,215,000	2,273,088

Materials: 0.83%

Chemicals: 0.47%

Syngenta Finance NV 144A	3.70	4-24-2020	5,000,000	5,019,292

Metals & Mining: 0.36%

ArcelorMittal SA	5.50	3-1-2021	3,660,000	3,818,623

Total Yankee Corporate Bonds and Notes (Cost $175,104,535)				177,194,615

	Yield		Shares
Short-Term Investments: 5.98%

Investment Companies: 5.80%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.04		62,084,487	62,084,487

			Principal
U.S. Treasury Securities: 0.18%

U.S. Treasury Bill (z)#	1.65	9-12-2019	$1,950,000	1,949,092

Total Short-Term Investments (Cost $64,033,412)				64,033,579

Total investments in securities (Cost $1,050,259,444)	98.82%	1,058,357,336

Other assets and liabilities, net	1.18	12,607,762

Total net assets	100.00%	$1,070,965,098

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  21

Portfolio of investments—August 31, 2019

Abbreviations:

CDO	Collateralized debt obligation

FDIC	Federal Deposit Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

LOC	Letter of credit

PFA	Public Finance Authority

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short

2-Year U.S. Treasury Notes	(1,024)	12-31-2019	$(221,326,360)	$(221,304,000)	$22,360	$0

5-Year U.S. Treasury Notes	(172)	12-31-2019	(20,662,250)	(20,635,969)	26,281	0

					$48,641	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	6,848,410	180,438,153	187,286,563	0	$498	$0	$75,771	#	$0
Wells Fargo Government Money Market Fund Select Class	33,367,503	634,446,848	605,729,864	62,084,487	0	0	1,267,838		62,084,487

					$498	$0	$1,343,609		$62,084,487	5.80%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Ultra Short-Term Income Fund

Statement of assets and liabilities—August 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $988,174,957)	$996,272,849
Investments in affiliated securities, at value (cost $62,084,487)	62,084,487
Cash	3,933,707
Cash due from broker	1,900,199
Principal paydown receivable	222,629
Receivable for Fund shares sold	5,802,495
Receivable for interest	5,627,560
Receivable for securities lending income, net	2,283
Prepaid expenses and other assets	758

Total assets	1,075,846,967

Liabilities
Dividends payable	860,671
Payable for investments purchased	1,155,626
Payable for Fund shares redeemed	1,880,332
Payable for daily variation margin on open futures contracts	112,143
Management fee payable	226,050
Distribution fee payable	3,470
Administration fees payable	93,492
Trustees’ fees and expenses payable	4,214
Accrued expenses and other liabilities	545,871

Total liabilities	4,881,869

Total net assets	$1,070,965,098

Net assets consist of
Paid-in capital	$1,093,291,605
Total distributable loss	(22,326,507)

Total net assets	$1,070,965,098

Computation of net asset value and offering price per share
Net assets – Class A	$215,503,254
Shares outstanding – Class A1	25,221,232
Net asset value per share – Class A	$8.54
Maximum offering price per share – Class A2	$8.71
Net assets – Class C	$5,257,396
Shares outstanding – Class C1	615,941
Net asset value per share – Class C	$8.54
Net assets – Administrator Class	$13,748,441
Shares outstanding – Administrator Class[1]	1,616,239
Net asset value per share – Administrator Class	$8.51
Net assets – Institutional Class	$836,456,007
Shares outstanding – Institutional Class[1]	97,945,444
Net asset value per share – Institutional Class	$8.54

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  23

Statement of operations—year ended August 31, 2019

Investment income
Interest	$26,063,928
Income from affiliated securities	1,285,732
Dividends	929,050

Total investment income	28,278,710

Expenses
Management fee	3,578,435
Administration fees
Class A	365,733
Class C	8,531
Administrator Class	13,776
Institutional Class	621,398
Shareholder servicing fees
Class A	571,457
Class C	13,329
Administrator Class	34,236
Distribution fee
Class C	39,988
Custody and accounting fees	89,751
Professional fees	73,794
Registration fees	134,629
Shareholder report expenses	69,808
Trustees’ fees and expenses	21,592
Other fees and expenses	22,310

Total expenses	5,658,767
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,019,910)
Administrator Class	(12,184)
Institutional Class	(155,244)

Net expenses	4,471,429

Net investment income	23,807,281

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(43,464)
Affiliated securities	498
Futures contracts	(5,131,020)

Net realized losses on investments	(5,173,986)

Net change in unrealized gains (losses) on
Unaffiliated securities	14,684,106
Futures contracts	208,939

Net change in unrealized gains (losses) on investments	14,893,045

Net realized and unrealized gains (losses) on investments	9,719,059

Net increase in net assets resulting from operations	$33,526,340

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Ultra Short-Term Income Fund

Statement of changes in net assets

	Year ended August 31, 2019		Year ended August 31, 2018[1]

Operations
Net investment income		$23,807,281		$20,741,167
Net realized gains (losses) on investments		(5,173,986)		5,245,220
Net change in unrealized gains (losses) on investments		14,893,045		(8,633,812)

Net increase in net assets resulting from operations		33,526,340		17,352,575

Distributions to shareholders from net investment income and net realized gains
Class A		(4,691,164)		(3,917,235)
Class C		(69,389)		(37,856)
Administrator Class		(302,857)		(394,368)
Institutional Class		(18,718,916)		(16,292,768)

Total distributions to shareholders		(23,782,326)		(20,642,227)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,440,445	29,216,109	9,821,346	83,149,259
Class C	442,509	3,748,406	132,182	1,117,321
Administrator Class	508,071	4,302,476	5,167,624	43,651,565
Institutional Class	79,096,663	671,176,689	96,798,778	819,199,382

		708,443,680		947,117,527

Reinvestment of distributions
Class A	534,195	4,540,259	449,252	3,800,963
Class C	8,101	68,784	4,431	37,441
Administrator Class	35,444	299,894	46,300	390,336
Institutional Class	1,026,803	8,724,965	710,263	6,007,655

		13,633,902		10,236,395

Payment for shares redeemed
Class A	(7,567,845)	(64,257,129)	(13,762,670)	(116,485,682)
Class C	(432,645)	(3,668,839)	(218,323)	(1,846,435)
Administrator Class	(711,430)	(6,017,265)	(6,654,246)	(56,159,888)
Institutional Class	(70,211,953)	(595,758,632)	(134,706,249)	(1,139,718,949)

		(669,701,865)		(1,314,210,954)

Net increase (decrease) in net assets resulting from capital share transactions		52,375,717		(356,857,032)

Total increase (decrease) in net assets		62,119,731		(360,146,684)

Net assets
Beginning of period		1,008,845,367		1,368,992,051

End of period		$1,070,965,098		$1,008,845,367

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at August 31, 2018 was $597,033. The disaggregated distributions information for the year ended August 31, 2018 is included in Note 9, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.46	$8.48	$8.49	$8.46	$8.53
Net investment income	0.17 [1]	0.13	0.09	0.08	0.05
Net realized and unrealized gains (losses) on investments	0.08	(0.02)	(0.01)	0.03	(0.06)

Total from investment operations	0.25	0.11	0.08	0.11	(0.01)
Distributions to shareholders from
Net investment income	(0.17)	(0.13)	(0.09)	(0.08)	(0.05)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)

Total distributions to shareholders	(0.17)	(0.13)	(0.09)	(0.08)	(0.06)
Net asset value, end of period	$8.54	$8.46	$8.48	$8.49	$8.46
Total return[2]	3.04%	1.24%	0.97%	1.28%	(0.07)%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.80%	0.79%	0.79%	0.77%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.05%	1.47%	1.09%	0.93%	0.64%
Supplemental data
Portfolio turnover rate	36%	55%	56%	51%	70%
Net assets, end of period (000s omitted)	$215,503	$243,909	$274,079	$319,565	$151,561

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Ultra Short-Term Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.46	$8.47	$8.48	$8.45	$8.52
Net investment income (loss)	0.11	0.06	0.02	0.01	(0.01)
Net realized and unrealized gains (losses) on investments	0.08	(0.01)	0.00	0.03	(0.06)

Total from investment operations	0.19	0.05	0.02	0.04	(0.07)
Distributions to shareholders from
Net investment income	(0.11)	(0.06)	(0.03)	(0.01)	(0.00)[1]
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.11)	(0.06)	(0.03)	(0.01)	(0.00)[1]
Net asset value, end of period	$8.54	$8.46	$8.47	$8.48	$8.45
Total return[2]	2.27%	0.60%	0.22%	0.52%	(0.81)%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.55%	1.54%	1.54%	1.52%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	1.31%	0.72%	0.34%	0.17%	(0.10)%
Supplemental data
Portfolio turnover rate	36%	55%	56%	51%	70%
Net assets, end of period (000s omitted)	$5,257	$5,056	$5,760	$7,464	$7,642

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.43	$8.45	$8.46	$8.42	$8.50
Net investment income	0.19 [1]	0.13	0.10	0.09	0.07 [1]
Net realized and unrealized gains (losses) on investments	0.08	(0.01)	(0.01)	0.04	(0.07)

Total from investment operations	0.27	0.12	0.09	0.13	0.00
Distributions to shareholders from
Net investment income	(0.19)	(0.14)	(0.10)	(0.09)	(0.07)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)

Total distributions to shareholders	(0.19)	(0.14)	(0.10)	(0.09)	(0.08)
Net asset value, end of period	$8.51	$8.43	$8.45	$8.46	$8.42
Total return	3.19%	1.39%	1.12%	1.55%	(0.04)%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.74%	0.73%	0.73%	0.71%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	2.20%	1.54%	1.24%	1.05%	0.81%
Supplemental data
Portfolio turnover rate	36%	55%	56%	51%	70%
Net assets, end of period (000s omitted)	$13,748	$15,037	$27,245	$26,679	$44,682

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Ultra Short-Term Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.46	$8.48	$8.49	$8.45	$8.53
Net investment income	0.20	0.15	0.12	0.11	0.08
Net realized and unrealized gains (losses) on investments	0.08	(0.02)	(0.01)	0.04	(0.07)

Total from investment operations	0.28	0.13	0.11	0.15	0.01
Distributions to shareholders from
Net investment income	(0.20)	(0.15)	(0.12)	(0.11)	(0.08)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)

Total distributions to shareholders	(0.20)	(0.15)	(0.12)	(0.11)	(0.09)
Net asset value, end of period	$8.54	$8.46	$8.48	$8.49	$8.45
Total return	3.40%	1.59%	1.33%	1.75%	0.16%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.47%	0.46%	0.46%	0.44%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.41%	1.80%	1.43%	1.27%	0.99%
Supplemental data
Portfolio turnover rate	36%	55%	56%	51%	70%
Net assets, end of period (000s omitted)	$836,456	$744,844	$1,061,908	$1,197,514	$1,137,808

The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  29

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Ultra Short-Term Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

30  |  Wells Fargo Ultra Short-Term Income Fund

Notes to financial statements

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2019, the aggregate cost of all investments for federal income tax purposes was $1,050,308,085 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$8,817,695

Gross unrealized losses	(719,803)

Net unrealized gains	$8,097,892

Wells Fargo Ultra Short-Term Income Fund  |  31

Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due expiration of capital loss carryforwards. At August 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss

$(7,448,920)	$7,448,920

As of August 31, 2019, the Fund had capital loss carryforwards which consist of $1,313,832 in short-term capital losses and $22,815,824 in long-term capital losses.

As of August 31, 2019, the Fund had current year deferred post-October capital losses consisting of $2,111,387 in short-term losses and $3,611,278 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$70,974,377	$0	$70,974,377

Asset-backed securities	0	137,156,240	0	137,156,240

Corporate bonds and notes	0	322,411,228	0	322,411,228

Exchange-traded funds	61,642,160	0	0	61,642,160

Municipal obligations	0	5,696,993	0	5,696,993

Non-agency mortgage-backed securities	0	219,248,144	0	219,248,144

Yankee corporate bonds and notes	0	177,194,615	0	177,194,615

Short-term investments

Investment companies	62,084,487	0	0	62,084,487

U.S. Treasury securities	1,949,092	0	0	1,949,092

	125,675,739	932,681,597	0	1,058,357,336

Futures contracts	48,641	0	0	48,641

Total assets	$125,724,380	$932,681,597	$0	$1,058,405,977

32  |  Wells Fargo Ultra Short-Term Income Fund

Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended August 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended August 31, 2019, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Administrator Class shares, and 0.35% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo Ultra Short-Term Income Fund  |  33

Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2019, Funds Distributor received $818 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$16,650,778	$596,873,611	$9,989,248	$338,750,943

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2019, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2019, the Fund entered into futures contracts to help manage duration. The Fund had an average notional amount of $277,111,188 in short futures contracts during the year ended August 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2019, there were no borrowings by the Fund under the agreement.

34  |  Wells Fargo Ultra Short-Term Income Fund

Notes to financial statements

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $23,782,326 and $20,642,227 of ordinary income for the years ended August 31, 2019 and August 31, 2018, respectively.

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward

$288,593	$8,097,892	$(5,722,665)	$(24,129,656)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended August 31, 2018 were as follows:

Net investment income

Class A	$3,917,235

Class C	37,856

Administrator Class	394,368

Institutional Class	16,292,768

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  35

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Ultra Short-Term Income Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2019

36  |  Wells Fargo Ultra Short-Term Income Fund

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2019, $17,153,023 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Ultra Short-Term Income Fund  |  37

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

38  |  Wells Fargo Ultra Short-Term Income Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Ultra Short-Term Income Fund  |  39

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

40  |  Wells Fargo Ultra Short-Term Income Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Ultra Short-Term Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Ultra Short-Term Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Ultra Short-Term Income Fund  |  41

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Short-Term U.S. Government/Corporate Bond Index, for the one-year period under review, but higher than its benchmark for the three-, five- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of, equal to, or lower than, the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

42  |  Wells Fargo Ultra Short-Term Income Fund

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Ultra Short-Term Income Fund  |  43

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405809 10-19

A223/AR223 08-19

Annual Report

August 31, 2019

Wells Fargo

Adjustable Rate Government Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Adjustable Rate Government Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Adjustable Rate Government Fund for the 12-month period that ended August 31, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade staredowns, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.27%. The MSCI EM Index (Net)3 slipped 4.36%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.17%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.71%, the Bloomberg Barclays Municipal Bond Index6 gained 8.72%, and the ICE BofAML U.S. High Yield Index7 added 6.58%.

Entering the fourth quarter of 2018, economic data was encouraging.

Entering the fourth quarter of 2018, there were reasons for investors to be optimistic. The U.S. Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew 4.2% on an annualized basis during the second quarter. Hiring improved. Unemployment declined. Consumer spending gained. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada advanced. In September 2018, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in an indication of its confidence that U.S. economic growth was sustainable.

International markets presented numerous challenges. U.S.-China trade tensions increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor in a number of disconcerting economic and business data points: lower July manufacturing and industrial orders in Germany; declining purchasing managers’ index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns that global economic growth was slowing.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Adjustable Rate Government Fund

Letter to shareholders (unaudited)

Investors had to digest unsettling events during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. A partial U.S. government shutdown driven by partisan policy disputes extended into January 2019. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% even as observers expressed concerns that higher rates could slow the economy.

The market climbs a wall of worry.

Investment returns appeared to reaffirm the adage that markets climb a wall of worry as 2019 opened. Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit contretemps caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and

“December’s S&P 500 Index performance was the worst since 1931.”

“Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Adjustable Rate Government Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July 2019 with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from discouraging to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown continued to mount as central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Adjustable Rate Government Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®‡

Michal Stanczyk

Average annual total returns (%) as of August 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (ESAAX)[3]	6-30-2000	0.61	0.36	1.04	2.64	0.77	1.24	0.83	0.74

Class C (ESACX)[3]	6-30-2000	0.76	0.00	0.47	1.76	0.00	0.47	1.58	1.49

Administrator Class (ESADX)[3,4]	7-30-2010	–	–	–	2.78	0.91	1.38	0.77	0.60

Institutional Class (EKIZX)[3]	10-1-1991	–	–	–	2.93	1.06	1.51	0.50	0.46

Bloomberg Barclays 6-Month Treasury Bill Index[5]	–	–	–	–	2.63	1.14	0.69	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Adjustable Rate Government Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Adjustable Rate Fund.

[4]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

[5]

The Bloomberg Barclays 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-Month U.S. Treasury bills. The index follows Bloomberg Barclays’ monthly rebalancing conventions. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

The Personal Consumption Expenditures Index is the primary measure of consumer spending on goods and services in the U.S. economy. It accounts for about two-thirds of domestic final spending and is part of the personal income report issued by the Bureau of Economic Analysis of the Department of Commerce. You cannot invest directly in an index.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Adjustable Rate Government Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A shares, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays 6-Month Treasury Bill Index, for the 12-month period that ended August 31, 2019.

∎

Declining prepayment speeds over the period benefited income generated by the Fund and reduced capital losses. Income also benefited from the lagging nature of the coupon resets, which generally reflect short rates from about six months prior. Fund performance also benefited from tightening spreads on both adjustable-rate mortgages (ARMs) and floating-rate collateralized mortgage obligations (CMOs).

∎

During the period, the Fund continued to reduce its allocation to higher dollar price ARMs in favor of floating-rate CMOs to mitigate the negative impact of prepayments. The Fund also modestly increased its exposure to short-term, fixed-rate pools and CMOs.

∎	The Fund’s duration during the period increased slightly from 0.7 to 0.9 years.

∎	The Fund’s allocation to certain CMOs backed by Federal Housing Administration-insured reverse mortgages detracted from performance, as spreads in the sector widened modestly.

Ten largest holdings (%) as of August 31, 2019[7]

FNMA, Series 2002-66 Class A3, 4.45%, 4-25-2042	2.38

FNMA, Series 2004-W15 Class 3A, 4.56%, 6-25-2044	1.76

GNMA, Series 2017-H11 Class FE, 2.91%, 5-20-2067	1.63

FNMA, Series 2006-W01 Class 3A, 4.40%, 10-25-2045	1.39

FHLMC, Series T-67 Class 1A1C, 3.90%, 3-25-2036	1.34

FNMA, Series 2001-T12 Class A4, 4.66%, 8-25-2041	1.21

FHLMC, Series T-67 Class 2A1C, 3.74%, 3-25-2036	1.17

FNMA, Series 2004-W12 Class 2A, 4.45%, 6-25-2044	1.14

FNMA, Series 2003-W18 Class 2A, 4.43%, 6-25-2043	1.11

FNMA, Series 2002-T18 Class A5, 4.63%, 5-25-2042	1.04

An economic slowdown

The pace of gross domestic product growth decelerated over the past 12 months as business investment, inventory effects, and trade restrained overall economic activity. For the four quarters that ended June 30, 2019, the U.S. economy expanded by 2.3% in inflation-adjusted terms, compared with a 3.2% trailing 12-month growth rate at the midway point last year. Rising anxiety over the contentious U.S.-China trade relationship appeared to discourage capital investment over the past 12 months. Housing investment also was a modest drag despite low mortgage rates. Consumer spending held up fairly well, however, with the Personal Consumption Expenditures Index8 rising at a 2.7% year-over-year rate though the end of July.

Consumption was supported by a relatively firm labor market. While job growth slowed modestly over the period, wages grew by 3.2% in real terms and the unemployment rate remained below 4%. Measures of labor force participation also generally showed improvement.

In response to slower growth and lower-than-targeted inflation, the Federal Open Market Committee (FOMC) voted to reduce its policy rate target for overnight funds by 0.25% at its July 31 meeting. This was the first interest rate reduction engineered by the FOMC in the decade since the financial crisis. While the monetary authorities suggested that their decision should be seen as a “midcourse correction” rather than the beginning of an extended easing cycle, markets have priced multiple additional rate cuts into the term structure. Indeed, interest rates fell across the board over the past 12 months, with the intermediate-term Treasury yields dropping by about 1.35%.

Portfolio allocation as of August 31, 2019[9]

The Fund was predominantly invested in adjustable-rate residential mortgage securities.

The Fund remains defensively positioned with a significant out-of-benchmark allocation to ARMs and floating-rate CMOs that have frequent rate resets and are predominately indexed to the 1-Year Treasury Constant Maturity Rate and the 12-month London Interbank Offered Rate. Performance during the period beat the benchmark due to slowing ARM prepayments and tighter spreads in both the ARM and floating-rate CMO sectors.

The Fund’s duration modestly increased from 0.7 to 0.9 years during the reporting period. We continued to see value in seasoned ARMs that have already had their rates reset with favorable prepayment characteristics. We also increased the Fund’s positioning in floating-rate CMOs.

Please see footnotes on page 7.

8  |  Wells Fargo Adjustable Rate Government Fund

Performance highlights (unaudited)

The trade war is a persistent cloud.

We expect the U.S.-China trade dispute to drag on for some months to come, depressing business investment. Slower growth, in turn, is likely to incline the monetary authorities to ease policy further, with at least one and probably more rate cuts to be implemented over the next 6 to 12 months. A quick resolution to the dispute—as unlikely as that seems at this time—could potentially boost business confidence and perhaps reduce the pressure for accommodative monetary policy. In this environment, we anticipate taking a cautious approach to both duration and sector allocation decisions, with a bias toward up-in-quality trades. As always, relative-value considerations will dominate our security selection process.

Wells Fargo Adjustable Rate Government Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2019	Ending account value 8-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,016.41	$3.76	0.74%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%

Class C

Actual	$1,000.00	$1,012.58	$7.56	1.49%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%

Administrator Class

Actual	$1,000.00	$1,017.13	$3.05	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%

Institutional Class

Actual	$1,000.00	$1,017.84	$2.34	0.46%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.34	0.46%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities: 95.47%

FDIC Series 2010-S2 Class 3A (1 Month LIBOR +0.70%) 144A±	2.93%	12-29-2045	$247,707	$248,019

FHLMC (10 Year Treasury Constant Maturity -0.85%) ±	1.22	3-15-2024	257,294	255,783

FHLMC (11th District Cost of Funds +0.90%) ±	1.96	1-1-2022	365	363

FHLMC (11th District Cost of Funds +1.25%) ±	2.21	1-1-2030	2,286	2,260

FHLMC (11th District Cost of Funds +1.25%) ±	2.21	1-1-2030	1,203	1,189

FHLMC (11th District Cost of Funds +1.25%) ±	2.21	7-1-2030	129,856	128,163

FHLMC (11th District Cost of Funds +1.37%) ±	2.32	10-1-2030	2,581	2,570

FHLMC (11th District Cost of Funds +1.25%) ±	2.35	2-1-2035	129,079	127,252

FHLMC (11th District Cost of Funds +1.74%) ±	2.81	3-1-2025	7,276	7,251

FHLMC (11th District Cost of Funds +1.25%) ±	3.00	11-1-2030	59,024	59,505

FHLMC (1 Year Treasury Constant Maturity +0.71%) ±	3.17	4-1-2030	37,657	38,239

FHLMC (11th District Cost of Funds +2.23%) ±	3.35	6-1-2029	43,201	43,470

FHLMC (11th District Cost of Funds +2.39%) ±	3.47	6-1-2021	20,647	20,676

FHLMC (5 Year Treasury Constant Maturity +2.44%) ±	3.82	8-1-2027	31,438	31,554

FHLMC (3 Year Treasury Constant Maturity +2.44%) ±	3.89	5-1-2032	191,910	192,613

FHLMC (3 Year Treasury Constant Maturity +2.27%) ±	3.97	4-1-2032	80,510	82,297

FHLMC (6 Month LIBOR +1.42%) ±	3.99	2-1-2037	4,483	4,622

FHLMC (3 Year Treasury Constant Maturity +2.44%) ±	4.03	5-1-2031	97,545	103,417

FHLMC (12 Month Treasury Average +1.90%) ±	4.13	5-1-2028	185,720	192,397

FHLMC (1 Year Treasury Constant Maturity +0.00%) ±	4.28	7-1-2030	1,636	1,636

FHLMC (1 Year Treasury Constant Maturity +1.88%) ±	4.29	5-1-2035	286,078	300,275

FHLMC (6 Month LIBOR +1.73%) ±	4.36	6-1-2024	5,641	5,659

FHLMC (6 Month LIBOR +1.68%) ±	4.37	1-1-2037	848,593	881,192

FHLMC (11th District Cost of Funds +2.29%) ±	4.38	12-1-2025	7,711	7,739

FHLMC (1 Year Treasury Constant Maturity +2.03%) ±	4.39	3-1-2025	32,853	33,941

FHLMC (6 Month LIBOR +1.70%) ±	4.42	6-1-2037	332,500	342,166

FHLMC (US Treasury H15 Treasury Bill 6 Month Auction High Discount +1.75%) ±	4.44	1-1-2023	16,766	17,397

FHLMC (5 Year Treasury Constant Maturity +2.13%) ±	4.44	8-1-2029	8,375	8,379

FHLMC (3 Year Treasury Constant Maturity +2.71%) ±	4.44	6-1-2035	702,505	745,567

FHLMC (1 Year Treasury Constant Maturity +1.99%) ±	4.49	11-1-2034	281,052	295,792

FHLMC (1 Year Treasury Constant Maturity +2.03%) ±	4.49	12-1-2035	409,215	430,074

FHLMC (1 Year Treasury Constant Maturity +2.04%) ±	4.52	1-1-2030	13,677	14,141

FHLMC (12 Month LIBOR +1.77%) ±	4.54	6-1-2035	686,563	724,958

FHLMC (12 Month LIBOR +1.66%) ±	4.54	2-1-2037	81,040	85,103

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.56	9-1-2033	131,309	138,122

FHLMC (US Treasury H15 Treasury Bill 6 Month Auction High Discount +1.94%) ±	4.56	7-1-2024	25,265	25,173

FHLMC (12 Month LIBOR +1.78%) ±	4.57	11-1-2035	283,401	295,333

FHLMC (1 Year Treasury Constant Maturity +2.06%) ±	4.57	8-1-2033	1,120,396	1,164,841

FHLMC (12 Month LIBOR +1.77%) ±	4.58	10-1-2035	694,730	730,784

FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	4.60	8-1-2033	68,456	71,346

FHLMC (12 Month LIBOR +1.75%) ±	4.60	6-1-2033	389,663	408,811

FHLMC (12 Month LIBOR +1.75%) ±	4.60	9-1-2037	293,020	308,139

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.60	11-1-2026	61,199	62,969

FHLMC (12 Month LIBOR +1.73%) ±	4.61	1-1-2035	392,061	414,958

FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	4.61	10-1-2033	226,014	237,482

FHLMC (11th District Cost of Funds +2.57%) ±	4.61	12-1-2025	271,687	280,638

FHLMC (12 Month LIBOR +1.74%) ±	4.62	12-1-2036	231,157	242,849

FHLMC (1 Year Treasury Constant Maturity +2.10%) ±	4.62	10-1-2037	936,275	981,993

FHLMC (12 Month LIBOR +1.77%) ±	4.63	10-1-2036	389,557	410,867

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  11

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	4.63%	10-1-2033	$814,069	$855,403

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.64	8-1-2035	1,393,092	1,471,283

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.64	2-1-2036	804,012	848,023

FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	4.65	5-1-2025	56,764	57,488

FHLMC (2 Year Treasury Constant Maturity +2.44%) ±	4.65	8-1-2029	90,719	94,458

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.65	11-1-2035	486,035	510,953

FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	4.65	10-1-2033	511,782	538,747

FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	4.65	10-1-2034	719,775	759,595

FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	4.66	7-1-2031	606,860	627,747

FHLMC (12 Month LIBOR +1.75%) ±	4.66	5-1-2033	143,096	150,293

FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	4.66	9-1-2033	576,107	608,166

FHLMC (1 Year Treasury Constant Maturity +2.16%) ±	4.66	8-1-2034	705,595	738,944

FHLMC (12 Month LIBOR +1.75%) ±	4.66	4-1-2035	151,313	159,055

FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	4.67	5-1-2037	78,716	82,697

FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	4.68	2-1-2036	723,950	762,943

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.69	10-1-2036	284,064	298,406

FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	4.69	3-1-2035	549,187	579,378

FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	4.70	11-1-2027	379,366	397,138

FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	4.70	7-1-2031	152,114	161,156

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.70	4-1-2036	400,670	422,589

FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	4.70	10-1-2036	307,033	324,309

FHLMC (12 Month LIBOR +1.77%) ±	4.70	9-1-2037	392,286	408,487

FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	4.70	7-1-2035	439,722	464,162

FHLMC (1 Year Treasury Constant Maturity +2.20%) ±	4.71	11-1-2036	806,354	848,703

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.71	9-1-2038	146,481	151,752

FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	4.71	5-1-2038	639,662	676,996

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.72	7-1-2034	103,763	109,351

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.72	5-1-2034	73,253	77,245

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.72	3-1-2036	431,260	454,249

FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	4.73	7-1-2038	339,165	358,132

FHLMC (12 Month Treasury Average +2.30%) ±	4.73	6-1-2028	82,111	83,763

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.73	5-1-2032	37,709	39,006

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.73	5-1-2034	839,274	875,921

FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	4.73	6-1-2036	729,435	767,702

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.73	7-1-2036	223,626	233,187

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.73	4-1-2034	274,528	289,094

FHLMC (6 Month LIBOR +2.08%) ±	4.73	6-1-2026	633,822	651,557

FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	4.73	12-1-2033	464,073	486,211

FHLMC (12 Month LIBOR +1.74%) ±	4.74	5-1-2037	893,117	940,620

FHLMC (12 Month LIBOR +1.87%) ±	4.75	5-1-2035	117,167	124,223

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.75	8-1-2035	365,133	384,976

FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	4.75	4-1-2037	406,132	433,760

FHLMC (12 Month LIBOR +1.86%) ±	4.75	7-1-2038	1,356,974	1,429,450

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.75	5-1-2034	126,806	132,644

FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	4.75	7-1-2034	450,729	470,570

FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	4.75	2-1-2036	482,047	509,741

FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	4.76	7-1-2027	436,665	440,506

FHLMC (1 Year Treasury Constant Maturity +2.21%) ±	4.76	1-1-2037	758,779	800,135

FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	4.76	3-1-2037	237,475	250,863

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.77	9-1-2035	1,095,337	1,155,342

FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	4.77	5-1-2034	1,105,247	1,161,472

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.77%	12-1-2034	$278,576	$294,639

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.77	6-1-2035	84,478	89,240

FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	4.77	11-1-2029	37,257	37,890

FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	4.77	4-1-2037	1,027,582	1,085,996

FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	4.77	1-1-2028	2,088	2,194

FHLMC (1 Year Treasury Constant Maturity +2.18%) ±	4.78	4-1-2023	134,135	135,173

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.78	11-1-2036	682,892	720,121

FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	4.79	11-1-2029	60,245	61,499

FHLMC (1 Year Treasury Constant Maturity +2.16%) ±	4.79	6-1-2033	438,568	459,453

FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	4.79	2-1-2036	366,313	386,705

FHLMC (12 Month LIBOR +1.67%) ±	4.79	8-1-2035	136,739	139,861

FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	4.80	9-1-2031	62,643	63,686

FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	4.80	1-1-2028	15,548	16,246

FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	4.80	6-1-2025	46,777	47,439

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.80	1-1-2037	99,363	105,023

FHLMC (12 Month LIBOR +1.82%) ±	4.80	5-1-2039	609,245	645,422

FHLMC (12 Month LIBOR +1.87%) ±	4.81	9-1-2036	549,320	579,192

FHLMC (12 Month LIBOR +1.93%) ±	4.82	4-1-2035	801,805	844,364

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.82	7-1-2037	393,463	414,732

FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	4.82	7-1-2038	497,666	525,773

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.82	1-1-2034	625,797	663,040

FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	4.82	1-1-2035	249,957	263,166

FHLMC (12 Month Treasury Average +2.46%) ±	4.83	10-1-2029	91,511	93,833

FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	4.83	2-1-2031	380,824	400,102

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.84	4-1-2034	205,291	216,213

FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	4.84	9-1-2030	125,178	129,678

FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	4.84	10-1-2033	1,060,441	1,113,570

FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	4.84	6-1-2035	685,059	723,610

FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	4.85	3-1-2027	67,728	69,203

FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	4.85	9-1-2033	420,113	443,167

FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	4.85	9-1-2029	462,042	485,832

FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	4.85	2-1-2036	86,841	91,824

FHLMC (6 Month LIBOR +2.12%) ±	4.85	5-1-2037	45,528	47,775

FHLMC (12 Month LIBOR +1.98%) ±	4.85	11-1-2032	108,945	111,440

FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	4.85	6-1-2030	233,003	243,492

FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	4.86	4-1-2038	913,259	967,969

FHLMC (12 Month LIBOR +1.89%) ±	4.86	4-1-2037	378,569	400,484

FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	4.87	8-1-2027	4,622	4,690

FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	4.87	1-1-2036	400,608	423,331

FHLMC (12 Month LIBOR +1.86%) ±	4.87	4-1-2037	445,063	471,228

FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	4.88	2-1-2036	513,196	541,197

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.89	11-1-2022	59,948	61,315

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.89	2-1-2034	503,773	537,480

FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	4.89	9-1-2038	461,489	484,826

FHLMC (1 Year Treasury Constant Maturity +2.39%) ±	4.89	12-1-2032	210,775	221,533

FHLMC (1 Year Treasury Constant Maturity +2.39%) ±	4.89	6-1-2035	1,000,720	1,044,229

FHLMC (FHLMC National Average Mortgage Contract +0.00%) ±	4.89	2-1-2021	757	757

FHLMC (12 Month LIBOR +1.99%) ±	4.89	7-1-2036	678,423	715,559

FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	4.90	9-1-2032	1,230,745	1,294,144

FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	4.90	2-1-2034	986,944	1,039,285

FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	4.91	7-1-2029	50,380	52,636

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  13

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FHLMC (12 Month LIBOR +1.91%) ±	4.91%	3-1-2032	$339,696	$358,794

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.91	4-1-2038	784,611	827,070

FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	4.91	1-1-2033	264,753	276,887

FHLMC (12 Month LIBOR +1.84%) ±	4.91	4-1-2035	1,007,850	1,061,554

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.92	3-1-2034	568,308	596,682

FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	4.92	6-1-2035	386,481	407,963

FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	4.93	11-1-2035	703,180	737,251

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.93	3-1-2034	632,261	666,142

FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.94	2-1-2036	647,894	681,075

FHLMC (1 Year Treasury Constant Maturity +2.47%) ±	4.94	7-1-2034	593,073	625,025

FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	4.94	11-1-2029	374,974	390,387

FHLMC (1 Year Treasury Constant Maturity +2.38%) ±	4.96	1-1-2037	1,296,215	1,371,557

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.96	2-1-2034	905,891	949,227

FHLMC (1 Year Treasury Constant Maturity +2.47%) ±	4.97	6-1-2035	181,237	190,558

FHLMC (1 Year Treasury Constant Maturity +2.55%) ±	4.97	9-1-2029	80,573	81,619

FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.98	2-1-2034	444,333	469,689

FHLMC (1 Year Treasury Constant Maturity +2.45%) ±	4.99	10-1-2030	1,165,966	1,217,671

FHLMC (1 Year Treasury Constant Maturity +2.38%) ±	4.99	4-1-2034	353,319	369,403

FHLMC (Federal Cost of Funds +2.72%) ±	5.00	4-1-2023	6,030	6,052

FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	5.00	10-1-2025	47,281	48,130

FHLMC	5.00	10-1-2022	6,089	6,283

FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	5.00	2-1-2035	792,505	841,958

FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	5.05	8-1-2029	55,599	56,577

FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	5.06	6-1-2030	28,464	29,089

FHLMC (1 Year Treasury Constant Maturity +2.44%) ±	5.07	4-1-2029	77,988	79,238

FHLMC (1 Year Treasury Constant Maturity +2.52%) ±	5.07	11-1-2029	89,980	92,964

FHLMC (1 Year Treasury Constant Maturity +2.60%) ±	5.10	6-1-2032	135,191	137,662

FHLMC (1 Year Treasury Constant Maturity +2.61%) ±	5.10	5-1-2028	167,491	173,752

FHLMC (1 Year Treasury Constant Maturity +2.61%) ±	5.11	9-1-2030	94,076	96,171

FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	5.16	6-1-2030	74,936	76,846

FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	5.23	10-1-2024	65,917	68,100

FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	5.23	2-1-2030	28,017	28,536

FHLMC (6 Month LIBOR +2.38%) ±	5.27	2-1-2024	12,459	12,500

FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	5.49	8-1-2024	173,622	175,093

FHLMC (6 Month LIBOR +3.83%) ±	6.71	11-1-2026	27,219	27,867

FHLMC Series 0020 Class F ±±	3.49	7-1-2029	8,099	8,319

FHLMC Series 1671 Class QA (11th District Cost of Funds +0.95%) ±	2.09	2-15-2024	590,190	598,437

FHLMC Series 1686 Class FE (11th District Cost of Funds +1.10%) ±	2.24	2-15-2024	12,421	12,623

FHLMC Series 1730 Class FA (10 Year Treasury Constant Maturity -0.60%) ±	1.47	5-15-2024	88,638	88,546

FHLMC Series 2315 Class FW (1 Month LIBOR +0.55%) ±	2.75	4-15-2027	63,167	63,544

FHLMC Series 2391 Class EF (1 Month LIBOR +0.50%) ±	2.70	6-15-2031	59,951	60,362

FHLMC Series 2454 Class SL (1 Month LIBOR +8.00%) ±(c)	5.80	3-15-2032	118,702	20,142

FHLMC Series 2461 Class FI (1 Month LIBOR +0.50%) ±	2.70	4-15-2028	83,630	84,072

FHLMC Series 2464 Class FE (1 Month LIBOR +1.00%) ±	3.20	3-15-2032	77,367	79,440

FHLMC Series 2466 Class FV (1 Month LIBOR +0.55%) ±	2.75	3-15-2032	153,289	154,699

FHLMC Series 2538 Class F (1 Month LIBOR +0.60%) ±	2.80	12-15-2032	333,259	337,006

FHLMC Series 3436 Class A ±±	4.44	11-15-2036	562,829	579,522

FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	2.55	11-25-2028	386,555	388,036

FHLMC Series T-16 Class A (1 Month LIBOR +0.10%) ±	2.25	6-25-2029	1,134,221	1,173,128

FHLMC Series T-20 Class A7 (1 Month LIBOR +0.15%) ±	2.30	12-25-2029	2,386,213	2,346,017

FHLMC Series T-21 Class A (1 Month LIBOR +0.18%) ±	2.33	10-25-2029	924,408	919,166

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FHLMC Series T-23 Class A (1 Month LIBOR +0.14%) ±	2.29%	5-25-2030	$1,364,375	$1,362,672

FHLMC Series T-27 Class A (1 Month LIBOR +0.15%) ±	2.30	10-25-2030	895,401	899,692

FHLMC Series T-30 Class A7 (1 Month LIBOR +0.24%) ±	2.39	12-25-2030	1,011,900	982,311

FHLMC Series T-35 Class A (1 Month LIBOR +0.14%) ±	2.55	9-25-2031	2,414,479	2,390,663

FHLMC Series T-48 Class 2A ±±	4.26	7-25-2033	1,851,398	1,887,979

FHLMC Series T-54 Class 4A ±±	4.22	2-25-2043	1,318,213	1,348,898

FHLMC Series T-55 Class 1A1	6.50	3-25-2043	54,828	62,787

FHLMC Series T-56 Class 3AF (1 Month LIBOR +1.00%) ±	3.15	5-25-2043	869,828	889,075

FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	3.68	10-25-2044	2,961,013	2,992,167

FHLMC Series T-63 Class 1A1 (12 Month Treasury Average +1.20%) ±	3.51	2-25-2045	2,618,100	2,615,318

FHLMC Series T-66 Class 2A1 ±±	4.35	1-25-2036	1,611,752	1,608,505

FHLMC Series T-67 Class 1A1C ±±	3.90	3-25-2036	3,795,174	3,873,792

FHLMC Series T-67 Class 2A1C ±±	3.74	3-25-2036	3,346,975	3,391,075

FHLMC Series T-75 Class A1 (1 Month LIBOR +0.04%) ±	2.31	12-25-2036	215,557	215,807

FNMA (11th District Cost of Funds +1.25%) ±	2.18	4-1-2021	11,071	11,060

FNMA (11th District Cost of Funds +1.25%) ±	2.20	11-1-2024	1,157	1,153

FNMA (11th District Cost of Funds +1.25%) ±	2.21	11-1-2020	51,240	51,034

FNMA (11th District Cost of Funds +1.25%) ±	2.21	3-1-2033	96,831	96,857

FNMA (1 Year Treasury Constant Maturity +1.66%) ±	2.26	7-1-2048	1,893,496	1,913,791

FNMA (11th District Cost of Funds +1.25%) ±	2.35	11-1-2023	11,002	10,922

FNMA (11th District Cost of Funds +1.25%) ±	2.36	1-1-2038	48,713	48,590

FNMA (11th District Cost of Funds +1.26%) ±	2.37	1-1-2035	666,529	671,235

FNMA (11th District Cost of Funds +1.25%) ±	2.38	3-1-2021	25	24

FNMA (11th District Cost of Funds +1.25%) ±	2.39	4-1-2042	1,714,591	1,706,448

FNMA (11th District Cost of Funds +1.25%) ±	2.39	10-1-2044	932,174	927,367

FNMA (11th District Cost of Funds +1.25%) ±	2.43	9-1-2037	1,656,570	1,649,736

FNMA (11th District Cost of Funds +1.44%) ±	2.59	4-1-2024	1,071,234	1,074,062

FNMA (11th District Cost of Funds +1.78%) ±	2.76	1-1-2036	193,902	194,922

FNMA (11th District Cost of Funds +1.82%) ±	2.78	5-1-2028	36,641	36,785

FNMA (11th District Cost of Funds +1.25%) ±	2.80	7-1-2020	111,500	111,179

FNMA (11th District Cost of Funds +1.80%) ±	2.89	3-1-2033	225,061	225,261

FNMA (11th District Cost of Funds +1.83%) ±	2.90	1-1-2036	29,626	29,733

FNMA (11th District Cost of Funds +1.78%) ±	2.91	11-1-2022	8,257	8,248

FNMA (11th District Cost of Funds +1.92%) ±	2.94	9-1-2030	219,759	218,141

FNMA (11th District Cost of Funds +1.88%) ±	2.97	10-1-2024	459	458

FNMA (11th District Cost of Funds +1.86%) ±	2.97	10-1-2027	336,779	339,759

FNMA (11th District Cost of Funds +1.19%) ±	3.04	10-1-2034	97,187	97,181

FNMA (11th District Cost of Funds +1.70%) ±	3.07	4-1-2030	827	820

FNMA (11th District Cost of Funds +2.09%) ±	3.08	4-1-2020	318,010	317,669

FNMA (11th District Cost of Funds +1.25%) ±	3.16	4-1-2034	973,243	985,771

FNMA (3 Year Treasury Constant Maturity +2.47%) ±	3.22	6-1-2024	12,770	12,897

FNMA (1 Month LIBOR +1.17%) ±	3.55	5-1-2029	40,808	42,129

FNMA (6 Month LIBOR +1.15%) ±	3.65	8-1-2032	155,347	155,762

FNMA (6 Month LIBOR +1.00%) ±	3.67	6-1-2021	6,121	6,197

FNMA (12 Month Treasury Average +1.25%) ±	3.74	1-1-2021	432	434

FNMA (12 Month Treasury Average +1.25%) ±	3.75	1-1-2021	712	718

FNMA (3 Year Treasury Constant Maturity +2.15%) ±	3.77	10-1-2024	26,318	26,751

FNMA (6 Month LIBOR +1.18%) ±	3.85	8-1-2033	161,625	167,505

FNMA (5 Year Treasury Constant Maturity +1.90%) ±	3.85	9-1-2031	184,449	191,172

FNMA (1 Year Treasury Constant Maturity +1.52%) ±	3.86	8-1-2033	733,796	758,604

FNMA (6 Month LIBOR +1.37%) ±	3.87	1-1-2032	196,051	202,509

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  15

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA (6 Month LIBOR +1.38%) ±	3.88%	12-1-2031	$17,817	$17,862

FNMA (12 Month Treasury Average +1.40%) ±	3.91	12-1-2030	66,546	65,795

FNMA (3 Year Treasury Constant Maturity +1.21%) ±	3.95	3-1-2030	15,815	16,034

FNMA (6 Month LIBOR +1.08%) ±	3.95	9-1-2032	51,051	51,036

FNMA (1 Year Treasury Constant Maturity +1.63%) ±	4.00	11-1-2029	6,895	6,920

FNMA (6 Month LIBOR +1.16%) ±	4.00	8-1-2033	3,262	3,313

FNMA (1 Year Treasury Constant Maturity +1.50%) ±	4.00	8-1-2030	913,875	938,001

FNMA (6 Month LIBOR +1.43%) ±	4.09	10-1-2037	601,990	621,657

FNMA (6 Month LIBOR +1.42%) ±	4.09	12-1-2031	190,015	196,639

FNMA (6 Month LIBOR +1.53%) ±	4.11	1-1-2035	988,580	1,022,487

FNMA (1 Year Treasury Constant Maturity +1.76%) ±	4.13	8-1-2032	127,393	130,464

FNMA (Federal Cost of Funds +2.00%) ±	4.14	8-1-2029	32,915	34,096

FNMA (6 Month LIBOR +1.52%) ±	4.14	11-1-2034	337,321	348,629

FNMA (11th District Cost of Funds +1.87%) ±	4.15	5-1-2034	133,158	135,728

FNMA (6 Month LIBOR +1.55%) ±	4.17	12-1-2022	3,185	3,195

FNMA (5 Year Treasury Constant Maturity +2.43%) ±	4.21	6-1-2028	25,563	25,793

FNMA (1 Year Treasury Constant Maturity +1.67%) ±	4.21	4-1-2033	172,808	179,786

FNMA (11th District Cost of Funds +1.82%) ±	4.21	6-1-2034	130,691	133,311

FNMA (11th District Cost of Funds +1.93%) ±	4.23	12-1-2036	65,384	67,751

FNMA (12 Month LIBOR +1.52%) ±	4.24	9-1-2036	367,247	381,904

FNMA (6 Month LIBOR +1.63%) ±	4.25	1-1-2022	4,225	4,224

FNMA (6 Month LIBOR +1.38%) ±	4.25	8-1-2031	121,280	123,315

FNMA (12 Month LIBOR +1.53%) ±	4.25	9-1-2035	937,058	976,093

FNMA (1 Year Treasury Constant Maturity +1.88%) ±	4.26	8-1-2031	54,490	56,672

FNMA (6 Month LIBOR +1.55%) ±	4.28	3-1-2034	208,521	215,355

FNMA (6 Month LIBOR +1.42%) ±	4.29	9-1-2031	124,661	127,576

FNMA (1 Year Treasury Constant Maturity +1.58%) ±	4.29	3-1-2034	289,463	303,900

FNMA (6 Month LIBOR +1.74%) ±	4.37	10-1-2024	32,947	33,083

FNMA (6 Month LIBOR +1.74%) ±	4.37	12-1-2024	46,366	46,493

FNMA (1 Year Treasury Constant Maturity +1.74%) ±	4.37	1-1-2035	40,928	42,485

FNMA (12 Month Treasury Average +1.86%) ±	4.38	11-1-2035	27,187	28,049

FNMA (3 Year Treasury Constant Maturity +2.14%) ±	4.39	10-1-2025	5,477	5,511

FNMA (12 Month Treasury Average +1.89%) ±	4.40	11-1-2035	693,227	721,215

FNMA (12 Month LIBOR +1.65%) ±	4.40	9-1-2037	558,880	578,962

FNMA (1 Year Treasury Constant Maturity +1.93%) ±	4.40	7-1-2038	512,902	532,054

FNMA (12 Month LIBOR +1.67%) ±	4.41	7-1-2035	960,348	1,009,494

FNMA (1 Year Treasury Constant Maturity +1.70%) ±	4.42	2-1-2033	262,067	270,563

FNMA (12 Month Treasury Average +1.94%) ±	4.42	6-1-2035	531,897	550,286

FNMA (12 Month Treasury Average +1.95%) ±	4.42	7-1-2035	879,484	910,142

FNMA (12 Month Treasury Average +1.91%) ±	4.43	11-1-2035	122,022	126,141

FNMA (1 Year Treasury Constant Maturity +2.03%) ±	4.43	11-1-2027	20,306	20,379

FNMA (1 Year Treasury Constant Maturity +1.87%) ±	4.44	4-1-2030	46,661	47,270

FNMA (Federal Cost of Funds +2.38%) ±	4.44	2-1-2029	895,194	918,594

FNMA (1 Year Treasury Constant Maturity +1.82%) ±	4.45	4-1-2038	375,785	393,638

FNMA (12 Month Treasury Average +1.98%) ±	4.46	7-1-2035	512,630	530,298

FNMA (1 Year Treasury Constant Maturity +2.09%) ±	4.46	8-1-2025	17,400	17,680

FNMA (1 Year Treasury Constant Maturity +2.13%) ±	4.49	10-1-2025	78,642	80,023

FNMA (1 Year Treasury Constant Maturity +2.12%) ±	4.49	8-1-2026	26,375	26,680

FNMA (12 Month LIBOR +1.80%) ±	4.49	7-1-2033	572,478	602,705

FNMA (1 Year Treasury Constant Maturity +2.11%) ±	4.49	7-1-2035	456,684	479,929

FNMA (1 Year Treasury Constant Maturity +2.10%) ±	4.50	7-1-2035	198,600	206,498

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA (12 Month Treasury Average +1.98%) ±	4.50%	11-1-2035	$771,481	$791,112

FNMA (1 Year Treasury Constant Maturity +2.05%) ±	4.50	12-1-2033	533,905	555,228

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.51	9-1-2035	934,601	984,162

FNMA (1 Year Treasury Constant Maturity +1.89%) ±	4.52	6-1-2032	55,739	56,011

FNMA (1 Year Treasury Constant Maturity +2.28%) ±	4.53	9-1-2026	29,817	30,301

FNMA (6 Month LIBOR +1.74%) ±	4.53	4-1-2033	304,369	317,858

FNMA (1 Year Treasury Constant Maturity +2.14%) ±	4.53	10-1-2033	195,664	205,699

FNMA (12 Month Treasury Average +2.00%) ±	4.53	10-1-2035	391,202	405,827

FNMA (12 Month LIBOR +1.63%) ±	4.54	1-1-2040	191,820	201,243

FNMA (1 Year Treasury Constant Maturity +2.29%) ±	4.54	12-1-2030	19,861	20,226

FNMA (12 Month LIBOR +1.67%) ±	4.54	9-1-2034	820,202	862,372

FNMA (1 Year Treasury Constant Maturity +2.05%) ±	4.55	9-1-2035	1,345,057	1,413,467

FNMA (6 Month LIBOR +1.93%) ±	4.55	6-1-2032	65,607	66,313

FNMA (12 Month LIBOR +1.68%) ±	4.55	9-1-2038	578,779	607,110

FNMA (1 Year Treasury Constant Maturity +2.12%) ±	4.55	10-1-2035	131,243	137,864

FNMA (12 Month LIBOR +1.91%) ±	4.56	8-1-2034	1,348,534	1,426,654

FNMA (12 Month LIBOR +1.67%) ±	4.56	11-1-2038	283,862	297,991

FNMA (1 Year Treasury Constant Maturity +2.11%) ±	4.56	9-1-2036	313,896	326,467

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.57	8-1-2033	506,389	531,806

FNMA (1 Year Treasury Constant Maturity +2.25%) ±	4.57	10-1-2029	63,651	65,021

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.57	9-1-2036	394,347	418,759

FNMA (12 Month Treasury Average +2.07%) ±	4.57	1-1-2035	313,350	317,813

FNMA (1 Year Treasury Constant Maturity +2.08%) ±	4.58	11-1-2035	435,359	456,101

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.58	8-1-2035	796,222	845,458

FNMA (12 Month LIBOR +1.70%) ±	4.58	8-1-2036	469,794	492,717

FNMA (12 Month LIBOR +1.75%) ±	4.58	7-1-2035	464,057	488,756

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.59	7-1-2033	47,869	50,500

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.59	7-1-2035	300,309	318,857

FNMA (1 Year Treasury Constant Maturity +2.12%) ±	4.59	4-1-2040	105,741	111,185

FNMA (12 Month LIBOR +1.72%) ±	4.59	6-1-2035	138,767	146,263

FNMA (1 Year Treasury Constant Maturity +2.03%) ±	4.60	12-1-2032	504,096	523,367

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.60	6-1-2026	7,148	7,326

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.60	7-1-2035	133,048	140,670

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.60	7-1-2035	524,792	554,599

FNMA (1 Year Treasury Constant Maturity +2.13%) ±	4.60	1-1-2037	665,093	700,228

FNMA (1 Year Treasury Constant Maturity +2.04%) ±	4.61	6-1-2034	457,536	480,678

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.61	6-1-2035	239,550	252,343

FNMA (12 Month LIBOR +1.82%) ±	4.61	4-1-2035	795,428	837,336

FNMA (12 Month LIBOR +1.71%) ±	4.62	2-1-2038	406,158	426,498

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.62	11-1-2038	453,841	479,313

FNMA (1 Year Treasury Constant Maturity +2.12%) ±	4.62	5-1-2034	409,435	426,277

FNMA (12 Month LIBOR +1.74%) ±	4.62	5-1-2032	158,034	160,330

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.62	10-1-2034	136,237	144,029

FNMA (1 Year Treasury Constant Maturity +2.12%) ±	4.62	3-1-2031	30,805	30,905

FNMA (12 Month LIBOR +1.79%) ±	4.62	6-1-2036	232,871	246,198

FNMA (12 Month Treasury Average +2.48%) ±	4.62	6-1-2040	694,054	714,279

FNMA (12 Month LIBOR +1.71%) ±	4.62	3-1-2037	288,590	304,651

FNMA (1 Year Treasury Constant Maturity +2.13%) ±	4.63	5-1-2033	336,031	348,697

FNMA (1 Year Treasury Constant Maturity +2.33%) ±	4.63	11-1-2024	55,369	56,892

FNMA (1 Year Treasury Constant Maturity +2.13%) ±	4.63	5-1-2033	338,498	356,176

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.63	9-1-2022	59,022	59,499

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  17

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA (12 Month LIBOR +1.70%) ±	4.63%	4-1-2034	$454,696	$476,772

FNMA (12 Month LIBOR +1.72%) ±	4.64	12-1-2033	836,609	878,907

FNMA (US Treasury H15 Treasury Bill 6 Month Auction High Discount +2.23%) ±	4.64	7-1-2025	1,207	1,227

FNMA (12 Month LIBOR +1.90%) ±	4.64	10-1-2034	404,468	425,453

FNMA (1 Year Treasury Constant Maturity +2.20%) ±	4.64	7-1-2029	372,583	392,923

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.64	1-1-2036	537,272	567,476

FNMA (1 Year Treasury Constant Maturity +2.10%) ±	4.65	5-1-2034	510,630	531,052

FNMA (6 Month LIBOR +2.00%) ±	4.65	10-1-2024	53,198	54,206

FNMA (1 Year Treasury Constant Maturity +2.17%) ±	4.65	12-1-2034	853,658	896,340

FNMA (12 Month LIBOR +1.65%) ±	4.65	12-1-2033	873,015	907,504

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.66	6-1-2027	68,976	70,502

FNMA (1 Year Treasury Constant Maturity +2.09%) ±	4.66	1-1-2036	98,539	103,612

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.66	1-1-2027	251,570	253,778

FNMA (1 Year Treasury Constant Maturity +2.20%) ±	4.66	9-1-2035	318,294	337,354

FNMA (12 Month LIBOR +1.75%) ±	4.67	4-1-2034	264,633	277,738

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.67	9-1-2035	126,275	133,286

FNMA (1 Year Treasury Constant Maturity +2.29%) ±	4.67	6-1-2037	372,084	390,402

FNMA (1 Year Treasury Constant Maturity +2.17%) ±	4.67	12-1-2039	181,096	185,858

FNMA (6 Month LIBOR +2.44%) ±	4.67	1-1-2033	88,263	90,158

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.67	2-1-2036	482,214	508,908

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.68	12-1-2035	258,651	272,532

FNMA (1 Year Treasury Constant Maturity +2.15%) ±	4.68	5-1-2035	458,496	482,611

FNMA (1 Year Treasury Constant Maturity +2.20%) ±	4.68	6-1-2033	342,152	356,901

FNMA (1 Year Treasury Constant Maturity +2.20%) ±	4.68	10-1-2036	514,543	542,042

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.68	1-1-2033	1,431,022	1,476,026

FNMA (1 Year Treasury Constant Maturity +2.30%) ±	4.68	2-1-2033	76,762	78,581

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.68	7-1-2035	857,508	894,192

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.68	12-1-2040	651,261	687,703

FNMA (1 Year Treasury Constant Maturity +2.23%) ±	4.69	1-1-2035	386,106	407,927

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.69	5-1-2035	136,296	144,151

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.69	6-1-2036	877,405	924,450

FNMA (12 Month LIBOR +1.75%) ±	4.69	5-1-2035	653,864	688,254

FNMA (1 Year Treasury Constant Maturity +2.28%) ±	4.69	4-1-2024	26,867	27,163

FNMA (1 Year Treasury Constant Maturity +2.38%) ±	4.69	7-1-2027	78,785	80,737

FNMA (1 Year Treasury Constant Maturity +2.25%) ±	4.69	1-1-2037	1,007,225	1,063,922

FNMA (1 Year Treasury Constant Maturity +2.23%) ±	4.69	7-1-2037	357,435	378,600

FNMA (1 Year Treasury Constant Maturity +2.24%) ±	4.69	12-1-2040	454,930	480,449

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.69	12-1-2040	219,924	231,821

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.70	12-1-2034	414,089	434,696

FNMA (1 Year Treasury Constant Maturity +2.20%) ±	4.70	11-1-2035	910,759	960,886

FNMA (12 Month LIBOR +1.87%) ±	4.70	5-1-2038	567,089	601,907

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.70	6-1-2035	514,915	544,406

FNMA (1 Year Treasury Constant Maturity +2.30%) ±	4.70	9-1-2030	83,942	84,962

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.70	2-1-2034	1,103,881	1,155,710

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.71	5-1-2033	1,002,615	1,045,117

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.71	8-1-2026	234,561	243,292

FNMA (12 Month LIBOR +1.84%) ±	4.71	6-1-2041	571,009	599,211

FNMA (1 Year Treasury Constant Maturity +2.25%) ±	4.71	5-1-2034	229,120	241,800

FNMA (12 Month LIBOR +1.80%) ±	4.72	5-1-2033	290,949	305,881

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.72	6-1-2035	356,083	376,015

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.72	5-1-2037	767,251	801,387

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA (1 Year Treasury Constant Maturity +2.35%) ±	4.73%	6-1-2030	$48,341	$49,275

FNMA (1 Year Treasury Constant Maturity +2.15%) ±	4.73	4-1-2033	768,913	812,048

FNMA (1 Year Treasury Constant Maturity +2.24%) ±	4.73	12-1-2040	1,129,493	1,194,431

FNMA (12 Month LIBOR +2.00%) ±	4.73	9-1-2035	390,775	414,689

FNMA (12 Month LIBOR +1.75%) ±	4.73	6-1-2041	395,976	413,166

FNMA (1 Year Treasury Constant Maturity +2.23%) ±	4.74	5-1-2033	195,745	202,583

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.74	6-1-2036	559,227	589,661

FNMA (1 Year Treasury Constant Maturity +2.27%) ±	4.74	6-1-2036	122,863	130,349

FNMA (1 Year Treasury Constant Maturity +2.32%) ±	4.74	10-1-2034	144,397	153,179

FNMA (1 Year Treasury Constant Maturity +2.26%) ±	4.74	1-1-2038	434,064	459,116

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.74	4-1-2038	609,501	642,005

FNMA (1 Year Treasury Constant Maturity +2.24%) ±	4.74	7-1-2028	103	107

FNMA (1 Year Treasury Constant Maturity +2.23%) ±	4.74	11-1-2037	475,796	502,584

FNMA (12 Month LIBOR +1.75%) ±	4.75	4-1-2033	342,644	355,767

FNMA (12 Month LIBOR +1.82%) ±	4.76	12-1-2046	292,459	309,013

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.76	12-1-2032	396,305	417,287

FNMA (1 Year Treasury Constant Maturity +2.28%) ±	4.76	4-1-2024	8,319	8,540

FNMA (1 Year Treasury Constant Maturity +2.26%) ±	4.76	5-1-2035	404,015	424,530

FNMA (1 Year Treasury Constant Maturity +2.37%) ±	4.76	9-1-2030	606,023	643,119

FNMA (1 Year Treasury Constant Maturity +2.23%) ±	4.76	5-1-2035	864,128	910,855

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.76	12-1-2036	360,213	380,128

FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.77	6-1-2033	242,222	252,073

FNMA (1 Year Treasury Constant Maturity +2.24%) ±	4.77	10-1-2035	675,910	712,872

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.77	5-1-2036	558,303	588,312

FNMA (1 Year Treasury Constant Maturity +2.24%) ±	4.77	4-1-2033	369,511	390,041

FNMA (12 Month LIBOR +1.75%) ±	4.77	1-1-2035	436,152	457,875

FNMA (12 Month LIBOR +1.90%) ±	4.78	5-1-2037	1,258,621	1,336,685

FNMA (1 Year Treasury Constant Maturity +2.36%) ±	4.78	11-1-2034	308,480	326,947

FNMA (12 Month Treasury Average +2.26%) ±	4.79	9-1-2036	340,609	349,991

FNMA (12 Month LIBOR +1.83%) ±	4.79	1-1-2033	435,579	455,800

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.79	4-1-2033	611,479	636,153

FNMA (1 Year Treasury Constant Maturity +2.25%) ±	4.79	5-1-2036	1,229,444	1,283,687

FNMA (1 Year Treasury Constant Maturity +2.25%) ±	4.80	7-1-2030	357,626	373,434

FNMA (1 Year Treasury Constant Maturity +2.31%) ±	4.80	12-1-2034	648,306	684,860

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.80	12-1-2024	20,760	20,962

FNMA (1 Year Treasury Constant Maturity +2.28%) ±	4.80	10-1-2036	451,782	477,652

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.81	9-1-2033	399,298	418,772

FNMA (1 Year Treasury Constant Maturity +2.32%) ±	4.82	5-1-2025	28,259	28,417

FNMA (12 Month Treasury Average +2.31%) ±	4.82	9-1-2036	372,261	389,883

FNMA (1 Year Treasury Constant Maturity +2.35%) ±	4.82	7-1-2028	429,657	445,441

FNMA (1 Year Treasury Constant Maturity +2.31%) ±	4.82	5-1-2035	707,964	748,848

FNMA (1 Year Treasury Constant Maturity +2.33%) ±	4.83	9-1-2037	523,145	558,723

FNMA (12 Month Treasury Average +2.28%) ±	4.83	8-1-2035	543,923	557,558

FNMA (1 Year Treasury Constant Maturity +2.35%) ±	4.83	12-1-2030	620,612	649,031

FNMA (1 Year Treasury Constant Maturity +2.35%) ±	4.83	1-1-2029	165,775	171,887

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.83	2-1-2035	136,289	143,315

FNMA (1 Year Treasury Constant Maturity +2.33%) ±	4.83	4-1-2036	394,256	418,002

FNMA (1 Year Treasury Constant Maturity +2.47%) ±	4.84	9-1-2028	36,150	36,941

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.84	5-1-2033	162,441	171,205

FNMA (1 Year Treasury Constant Maturity +2.41%) ±	4.84	9-1-2033	460,879	487,625

FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.85	8-1-2031	101,749	103,890

FNMA (1 Year Treasury Constant Maturity +2.34%) ±	4.85	1-1-2037	615,554	654,388

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  19

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA (6 Month LIBOR +1.98%) ±	4.85%	9-1-2033	$52,439	$52,881

FNMA (1 Year Treasury Constant Maturity +2.35%) ±	4.85	6-1-2027	63,487	64,533

FNMA (12 Month Treasury Average +2.35%) ±	4.86	8-1-2040	417,369	427,774

FNMA (1 Year Treasury Constant Maturity +2.29%) ±	4.86	1-1-2031	291,082	307,426

FNMA (1 Year Treasury Constant Maturity +2.25%) ±	4.87	6-1-2027	638	654

FNMA (1 Year Treasury Constant Maturity +2.37%) ±	4.87	7-1-2027	19,171	19,350

FNMA (12 Month Treasury Average +2.37%) ±	4.89	5-1-2036	306,849	322,819

FNMA (1 Year Treasury Constant Maturity +2.50%) ±	4.89	9-1-2030	443,041	463,360

FNMA (3 Year Treasury Constant Maturity +2.15%) ±	4.90	8-1-2031	32,426	32,915

FNMA (1 Year Treasury Constant Maturity +2.30%) ±	4.90	1-1-2026	165,065	169,923

FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.90	3-1-2035	419,076	438,663

FNMA (6 Month LIBOR +1.88%) ±	4.91	2-1-2033	299,734	309,922

FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.93	1-1-2035	80,807	83,998

FNMA (1 Year Treasury Constant Maturity +2.45%) ±	4.93	7-1-2037	1,584,642	1,688,465

FNMA (1 Year Treasury Constant Maturity +2.23%) ±	4.93	1-1-2032	7,320	7,405

FNMA (1 Year Treasury Constant Maturity +2.43%) ±	4.93	7-1-2037	393,852	411,689

FNMA (1 Year Treasury Constant Maturity +2.35%) ±	4.93	3-1-2033	749,308	793,609

FNMA (1 Year Treasury Constant Maturity +2.32%) ±	4.95	1-1-2028	1,380	1,386

FNMA (1 Year Treasury Constant Maturity +2.32%) ±	4.95	4-1-2028	117,208	121,029

FNMA (1 Year Treasury Constant Maturity +2.32%) ±	4.95	6-1-2032	19,263	19,471

FNMA (1 Year Treasury Constant Maturity +2.47%) ±	4.97	9-1-2035	40,064	42,621

FNMA (1 Year Treasury Constant Maturity +2.41%) ±	5.00	5-1-2027	51,074	52,984

FNMA (1 Year Treasury Constant Maturity +2.50%) ±	5.00	3-1-2027	71,248	73,307

FNMA (6 Month LIBOR +2.25%) ±	5.01	3-1-2034	985,222	1,038,640

FNMA (1 Year Treasury Constant Maturity +2.52%) ±	5.02	11-1-2024	51,009	51,214

FNMA (1 Year Treasury Constant Maturity +2.60%) ±	5.02	10-1-2025	6,764	6,850

FNMA (1 Year Treasury Constant Maturity +2.28%) ±	5.03	7-1-2024	7,837	7,944

FNMA (1 Year Treasury Constant Maturity +2.28%) ±	5.03	2-1-2037	658,251	697,930

FNMA (1 Year Treasury Constant Maturity +2.31%) ±	5.05	2-1-2035	452,332	478,005

FNMA (1 Year Treasury Constant Maturity +2.49%) ±	5.07	5-1-2035	1,001,605	1,065,968

FNMA (1 Year Treasury Constant Maturity +2.32%) ±	5.07	4-1-2038	276,429	287,952

FNMA (1 Year Treasury Constant Maturity +2.50%) ±	5.08	10-1-2029	284,192	297,149

FNMA (1 Year Treasury Constant Maturity +2.64%) ±	5.08	7-1-2028	90,714	92,722

FNMA (6 Month LIBOR +2.48%) ±	5.11	7-1-2033	33,318	33,574

FNMA (1 Year Treasury Constant Maturity +2.64%) ±	5.13	3-1-2030	5,408	5,534

FNMA (6 Month LIBOR +2.62%) ±	5.14	4-1-2033	221,581	229,954

FNMA (1 Year Treasury Constant Maturity +2.40%) ±	5.15	6-1-2024	30,084	30,418

FNMA (1 Year Treasury Constant Maturity +2.51%) ±	5.17	8-1-2035	230,212	240,401

FNMA (1 Year Treasury Constant Maturity +2.58%) ±	5.19	3-1-2032	109,434	112,833

FNMA (1 Year Treasury Constant Maturity +2.69%) ±	5.19	5-1-2035	562,874	601,558

FNMA (1 Year Treasury Constant Maturity +2.64%) ±	5.19	10-1-2028	104,670	107,480

FNMA (1 Year Treasury Constant Maturity +2.60%) ±	5.22	2-1-2028	33,012	33,357

FNMA (1 Year Treasury Constant Maturity +2.83%) ±	5.24	9-1-2030	182,298	192,569

FNMA (1 Year Treasury Constant Maturity +2.50%) ±	5.25	6-1-2032	83,685	85,092

FNMA (6 Month LIBOR +2.72%) ±	5.42	5-1-2033	936,489	1,006,318

FNMA (6 Month LIBOR +2.66%) ±	5.43	4-1-2024	143,904	150,446

FNMA (1 Year Treasury Constant Maturity +2.87%) ±	5.50	8-1-2030	74,946	75,600

FNMA (6 Month LIBOR +2.70%) ±	5.55	1-1-2033	59,171	60,111

FNMA (6 Month LIBOR +3.11%) ±	5.66	9-1-2033	36,620	37,056

FNMA (1 Year Treasury Constant Maturity +1.75%) ±	6.00	1-1-2020	244	244

FNMA (6 Month LIBOR +3.47%) ±	6.16	12-1-2032	142,346	146,746

FNMA (6 Month LIBOR +3.57%) ±	6.45	11-1-2031	10,679	10,670

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA	6.50%	8-1-2028	$45,276	$46,262

FNMA	6.50	5-1-2031	88,237	98,162

FNMA	7.06	11-1-2024	3,985	3,988

FNMA	7.06	12-1-2024	20,653	20,717

FNMA	7.06	3-1-2025	36,658	36,898

FNMA	7.06	3-1-2025	846	846

FNMA	7.06	1-1-2027	21,544	21,557

FNMA	7.50	1-1-2031	48,491	52,240

FNMA	7.50	1-1-2033	196,374	216,244

FNMA	7.50	5-1-2033	104,330	112,856

FNMA	7.50	5-1-2033	129,396	139,832

FNMA	7.50	6-1-2033	23,743	23,875

FNMA	7.50	7-1-2033	38,275	38,559

FNMA	7.50	8-1-2033	51,084	53,306

FNMA	8.00	12-1-2026	51,014	55,983

FNMA	8.00	2-1-2030	162	163

FNMA	8.00	3-1-2030	207	220

FNMA	8.00	5-1-2033	79,532	86,146

FNMA	8.50	10-1-2026	1,120	1,125

FNMA	8.50	8-15-2024	24,023	24,318

FNMA	10.00	1-20-2021	312	315

FNMA Series 1989-74 Class J	9.80	10-25-2019	36	36

FNMA Series 1989-96 Class H	9.00	12-25-2019	139	139

FNMA Series 1992-39 Class FA (7-Year Treasury Constant Maturity +0.00%) ±	1.54	3-25-2022	50,979	50,875

FNMA Series 1992-45 Class F (7-Year Treasury Constant Maturity +0.00%) ±	1.54	4-25-2022	8,501	8,482

FNMA Series 1992-87 Class Z	8.00	5-25-2022	4,758	5,010

FNMA Series 1993-113 Class FA (10 Year Treasury Constant Maturity -0.65%) ±	0.95	7-25-2023	35,616	35,562

FNMA Series 1993-247 Class FM (11th District Cost of Funds +1.20%) ±	2.34	12-25-2023	178,844	181,704

FNMA Series 1994-14 Class F (11th District Cost of Funds +1.60%) ±	2.74	10-25-2023	99,252	101,569

FNMA Series 2001-50 Class BA	7.00	10-25-2041	113,995	129,549

FNMA Series 2001-63 Class FD (1 Month LIBOR +0.60%) ±	2.78	12-18-2031	111,125	112,130

FNMA Series 2001-81 Class F (1 Month LIBOR +0.55%) ±	2.70	1-25-2032	46,192	46,599

FNMA Series 2001-T08 Class A1	7.50	7-25-2041	103,922	121,569

FNMA Series 2001-T10 Class A2	7.50	12-25-2041	1,712,995	1,929,818

FNMA Series 2001-T12 Class A2	7.50	8-25-2041	139,242	164,182

FNMA Series 2001-T12 Class A4 ±±	4.66	8-25-2041	3,348,533	3,480,780

FNMA Series 2001-W01 Class AV1 (1 Month LIBOR +0.24%) ±	2.51	8-25-2031	47,019	45,879

FNMA Series 2001-W03 Class A ±±	6.02	9-25-2041	423,578	464,758

FNMA Series 2002-05 Class FD (1 Month LIBOR +0.90%) ±	3.05	2-25-2032	94,249	95,810

FNMA Series 2002-33 Class A4 ±±	5.46	11-25-2030	109,588	114,334

FNMA Series 2002-59 Class F (1 Month LIBOR +0.40%) ±	2.55	9-25-2032	325,928	326,756

FNMA Series 2002-66 Class A3 ±±	4.45	4-25-2042	6,588,925	6,875,356

FNMA Series 2002-T12 Class A3	7.50	5-25-2042	1,150,659	1,388,036

FNMA Series 2002-T12 Class A5 ±±	4.88	10-25-2041	1,395,632	1,450,018

FNMA Series 2002-T18 Class A5 ±±	4.63	5-25-2042	2,875,353	3,012,809

FNMA Series 2002-T19 Class A4 ±±	4.64	3-25-2042	164,194	173,670

FNMA Series 2002-W01 Class 3A ±±	4.22	4-25-2042	866,614	880,415

FNMA Series 2002-W04 Class A6 ±±	4.59	5-25-2042	1,368,035	1,415,349

FNMA Series 2003-07 Class A2 ±±	4.31	5-25-2042	636,032	646,459

FNMA Series 2003-63 Class A8 ±±	4.20	1-25-2043	995,659	1,033,579

FNMA Series 2003-W02 Class 1A3	7.50	7-25-2042	314,777	380,994

FNMA Series 2003-W04 Class 5A ±±	4.43	10-25-2042	878,146	893,117

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  21

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)

FNMA Series 2003-W08 Class 4A ±±	4.54%	11-25-2042	$1,049,516	$1,088,222

FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	2.51	6-25-2033	1,524,309	1,497,957

FNMA Series 2003-W10 Class 2A ±±	4.18	6-25-2043	2,187,439	2,273,057

FNMA Series 2003-W18 Class 2A ±±	4.43	6-25-2043	3,041,509	3,197,370

FNMA Series 2004-T03 Class 1A3	7.00	2-25-2044	379,801	446,320

FNMA Series 2004-T03 Class 2A ±±	4.51	8-25-2043	1,080,274	1,122,531

FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	203,577	235,461

FNMA Series 2004-W01 Class 3A ±±	4.48	1-25-2043	61,854	63,506

FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	92,750	106,390

FNMA Series 2004-W12 Class 2A ±±	4.45	6-25-2044	3,144,180	3,285,205

FNMA Series 2004-W15 Class 3A ±±	4.56	6-25-2044	4,939,686	5,077,384

FNMA Series 2005-W03 Class 3A ±±	4.28	4-25-2045	994,608	1,045,524

FNMA Series 2006-15 Class FW (1 Month LIBOR +0.30%) ±	2.45	1-25-2036	50,069	50,097

FNMA Series 2006-44 Class FY (1 Month LIBOR +0.57%) ±	2.72	6-25-2036	968,674	976,061

FNMA Series 2006-W01 Class 3A ±±	4.40	10-25-2045	3,840,017	4,004,652

FNMA Series 2007-95 Class A2 (1 Month LIBOR +0.25%) ±	2.52	8-27-2036	287,292	285,892

FNMA Series 2012-47 Class FW (1 Month LIBOR +1.70%) ±	3.85	5-25-2027	331,549	344,332

FNMA Series G92-20 Class FB (7-Year Treasury Constant Maturity +0.00%) ±	1.54	4-25-2022	4,009	4,001

FNMA Series G93-1 Class K	6.68	1-25-2023	148,915	155,493

FNMA Series G93-19 Class FD (10 Year Treasury Constant Maturity -0.65%) ±	0.95	4-25-2023	44,151	44,147

GNMA	6.45	4-20-2025	30,477	32,845

GNMA	6.45	9-20-2025	31,196	34,832

GNMA	6.50	6-20-2034	70,744	71,756

GNMA	6.50	8-20-2034	476,062	527,044

GNMA	6.75	2-15-2029	39,575	43,545

GNMA	9.00	3-15-2020	153	153

GNMA	9.00	9-20-2024	800	814

GNMA	9.00	11-20-2024	108	108

GNMA	9.00	1-20-2025	2,572	2,689

GNMA	9.00	2-20-2025	11,939	13,164

GNMA Series 2008-65 Class FG (1 Month LIBOR +0.75%) ±	2.92	8-20-2038	1,319,938	1,339,089

GNMA Series 2008-68 Class FA (1 Month LIBOR +0.95%) ±	3.12	8-20-2038	1,634,475	1,670,815

GNMA Series 2009-50 Class FW (1 Month LIBOR +1.00%) ±	3.17	7-20-2039	1,696,452	1,739,451

GNMA Series 2009-52 Class FD (1 Month LIBOR +0.95%) ±	3.15	7-16-2039	806,120	823,917

GNMA Series 2010-25 Class FH (1 Month LIBOR +0.72%) ±	2.92	2-16-2040	775,388	783,371

GNMA Series 2011-H12 Class FA (1 Month LIBOR +0.49%) ±	2.87	2-20-2061	2,155,144	2,156,081

GNMA Series 2011-H17 Class FA (1 Month LIBOR +0.53%) ±	2.91	6-20-2061	882,440	883,620

GNMA Series 2017-H11 Class FE (12 Month LIBOR +0.18%) ±	2.91	5-20-2067	4,733,752	4,699,846

Total Agency Securities (Cost $269,787,369)				275,663,713

	Yield		Shares

Short-Term Investments: 3.68%

Investment Companies: 3.68%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.04		10,631,386	10,631,386

Total Short-Term Investments (Cost $10,631,386)				10,631,386

Total investments in securities (Cost $280,418,755)	99.15%	286,295,099

Other assets and liabilities, net	0.85	2,458,095

Total net assets	100.00%	$288,753,194

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2019

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	14,194,527	98,483,214	102,046,355	10,631,386	$0	$0	$189,609	$10,631,386	3.68%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  23

Statement of assets and liabilities—August 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $269,787,369)	$275,663,713
Investments in affiliated securities, at value (cost $10,631,386)	10,631,386
Principal paydown receivable	1,708,782
Receivable for Fund shares sold	53,115
Receivable for interest	1,261,174
Prepaid expenses and other assets	64,649

Total assets	289,382,819

Liabilities
Payable for Fund shares redeemed	243,874
Dividends payable	84,616
Management fee payable	59,509
Administration fees payable	30,300
Distribution fee payable	4,505
Trustees’ fees and expenses payable	4,197
Accrued expenses and other liabilities	202,624

Total liabilities	629,625

Total net assets	$288,753,194

Net assets consist of
Paid-in capital	$283,353,567
Total distributable earnings	5,399,627

Total net assets	$288,753,194

Computation of net asset value and offering price per share
Net assets – Class A	$118,674,898
Shares outstanding – Class A1	13,213,889
Net asset value per share – Class A	$8.98
Maximum offering price per share – Class A2	$9.16
Net assets – Class C	$6,593,594
Shares outstanding – Class C1	735,360
Net asset value per share – Class C	$8.97
Net assets – Administrator Class	$5,337,415
Shares outstanding – Administrator Class[1]	594,164
Net asset value per share – Administrator Class	$8.98
Net assets – Institutional Class	$158,147,287
Shares outstanding – Institutional Class[1]	17,609,801
Net asset value per share – Institutional Class	$8.98

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Adjustable Rate Government Fund

Statement of operations—year ended August 31, 2019

Investment income
Interest	$8,885,033
Income from affiliated securities	189,609

Total investment income	9,074,642

Expenses
Management fee	1,158,595
Administration fees
Class A	179,671
Class C	36,411
Administrator Class	6,645
Institutional Class	151,465
Shareholder servicing fees
Class A	280,736
Class C	56,892
Administrator Class	16,412
Distribution fee
Class C	170,673
Custody and accounting fees	77,477
Professional fees	68,690
Registration fees	98,018
Shareholder report expenses	59,834
Trustees’ fees and expenses	21,592
Other fees and expenses	51,760

Total expenses	2,434,871
Less: Fee waivers and/or expense reimbursements
Fund-level	(276,928)
Class A	(59,061)
Class C	(9,995)
Administrator Class	(8,390)

Net expenses	2,080,497

Net investment income	6,994,145

Realized and unrealized gains (losses) on investments
Net realized gains on investments	259,753
Net change in unrealized gains (losses) on investments	1,540,062

Net realized and unrealized gains (losses) on investments	1,799,815

Net increase in net assets resulting from operations	$8,793,960

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  25

Statement of changes in net assets

	Year ended August 31, 2019		Year ended August 31, 2018[1]

Operations
Net investment income		$6,994,145		$6,407,474
Net realized gains on investments		259,753		736,194
Net change in unrealized gains (losses) on investments		1,540,062		(2,234,630)

Net increase in net assets resulting from operations		8,793,960		4,909,038

Distributions to shareholders from net investment income and net realized gains
Class A		(2,312,766)		(1,690,233)
Class C		(274,818)		(291,921)
Administrator Class		(143,314)		(197,212)
Institutional Class		(4,363,556)		(4,228,118)

Total distributions to shareholders		(7,094,454)		(6,407,484)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,140,943	37,018,425	959,219	8,580,205
Class C	112,522	1,004,070	96,466	864,644
Administrator Class	4,965	44,434	106,068	950,975
Institutional Class	3,237,102	28,915,014	5,355,474	47,989,301

		66,981,943		58,385,125

Reinvestment of distributions
Class A	220,140	1,968,661	138,550	1,239,446
Class C	29,271	261,252	31,593	282,408
Administrator Class	15,395	137,619	21,739	194,536
Institutional Class	384,451	3,436,900	358,053	3,204,150

		5,804,432		4,920,540

Payment for shares redeemed
Class A	(2,790,788)	(24,941,456)	(6,633,879)	(59,360,844)
Class C	(4,524,371)	(40,431,473)	(1,791,217)	(16,036,464)
Administrator Class	(449,737)	(4,015,219)	(1,202,643)	(10,766,120)
Institutional Class	(12,338,837)	(110,218,719)	(23,742,189)	(212,822,264)

		(179,606,867)		(298,985,692)

Net decrease in net assets resulting from capital share transactions		(106,820,492)		(235,680,027)

Total decrease in net assets		(105,120,986)		(237,178,473)

Net assets
Beginning of period		393,874,180		631,052,653

End of period		$288,753,194		$393,874,180

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at August 31, 2018 was $192,257. The disaggregated distributions information for the year ended August 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Adjustable Rate Government Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.93	$8.96	$9.01	$9.10	$9.15
Net investment income	0.18 [1]	0.10	0.06	0.04	0.05
Net realized and unrealized gains (losses) on investments	0.05	(0.01)	(0.04)	(0.06)	(0.03)

Total from investment operations	0.23	0.09	0.02	(0.02)	0.02
Distributions to shareholders from
Net investment income	(0.18)	(0.12)	(0.07)	(0.05)	(0.05)
Tax basis return of capital	0.00	0.00	0.00	(0.02)	(0.02)

Total distributions to shareholders	(0.18)	(0.12)	(0.07)	(0.07)	(0.07)
Net asset value, end of period	$8.98	$8.93	$8.96	$9.01	$9.10
Total return[2]	2.64%	0.98%	0.23%	(0.19)%	0.24%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.83%	0.80%	0.78%	0.79%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	2.04%	1.28%	0.72%	0.56%	0.58%
Supplemental data
Portfolio turnover rate	5%	3%	2%	13%	10%
Net assets, end of period (000s omitted)	$118,675	$103,963	$153,953	$172,131	$215,830

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  27

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.93	$8.96	$9.01	$9.10	$9.15
Net investment income (loss)	0.10 [1]	0.05 [1]	(0.00)[1,2]	(0.02)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	0.06	(0.03)	(0.05)	(0.07)	(0.04)

Total from investment operations	0.16	0.02	(0.05)	(0.09)	(0.05)
Distributions to shareholders from
Net investment income	(0.12)	(0.05)	(0.00)[3]	(0.00)[3]	(0.00)[3]
Tax basis return of capital	0.00	0.00	0.00	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.12)	(0.05)	(0.00)[3]	(0.00)[3]	(0.00)[3]
Net asset value, end of period	$8.97	$8.93	$8.96	$9.01	$9.10
Total return[4]	1.76%	0.23%	(0.52)%	(0.94)%	(0.51)%
Ratios to average net assets (annualized)
Gross expenses	1.62%	1.55%	1.55%	1.53%	1.54%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Net investment income (loss)	1.13%	0.54%	(0.04)%	(0.19)%	(0.16)%
Supplemental data
Portfolio turnover rate	5%	3%	2%	13%	10%
Net assets, end of period (000s omitted)	$6,594	$45,693	$60,766	$97,452	$121,117

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Adjustable Rate Government Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.93	$8.96	$9.01	$9.10	$9.15
Net investment income	0.19 [1]	0.13 [1]	0.07 [1]	0.06	0.06
Net realized and unrealized gains (losses) on investments	0.06	(0.03)	(0.04)	(0.06)	(0.03)

Total from investment operations	0.25	0.10	0.03	0.00	0.03
Distributions to shareholders from
Net investment income	(0.20)	(0.13)	(0.08)	(0.07)	(0.06)
Tax basis return of capital	0.00	0.00	0.00	(0.02)	(0.02)

Total distributions to shareholders	(0.20)	(0.13)	(0.08)	(0.09)	(0.08)
Net asset value, end of period	$8.98	$8.93	$8.96	$9.01	$9.10
Total return	2.78%	1.12%	0.37%	(0.05)%	0.38%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.77%	0.74%	0.72%	0.72%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.12%	1.42%	0.82%	0.71%	0.72%
Supplemental data
Portfolio turnover rate	5%	3%	2%	13%	10%
Net assets, end of period (000s omitted)	$5,337	$9,140	$18,805	$61,658	$66,037

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  29

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.93	$8.96	$9.01	$9.10	$9.15
Net investment income	0.22	0.16	0.09	0.08	0.08
Net realized and unrealized gains (losses) on investments	0.04	(0.05)	(0.04)	(0.07)	(0.03)

Total from investment operations	0.26	0.11	0.05	0.01	0.05
Distributions to shareholders from
Net investment income	(0.21)	(0.14)	(0.10)	(0.07)	(0.08)
Tax basis return of capital	0.00	0.00	0.00	(0.03)	(0.02)

Total distributions to shareholders	(0.21)	(0.14)	(0.10)	(0.10)	(0.10)
Net asset value, end of period	$8.98	$8.93	$8.96	$9.01	$9.10
Total return	2.93%	1.26%	0.51%	0.09%	0.52%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.50%	0.47%	0.45%	0.46%
Net expenses	0.46%	0.46%	0.46%	0.45%	0.46%
Net investment income	2.27%	1.55%	0.98%	0.84%	0.87%
Supplemental data
Portfolio turnover rate	5%	3%	2%	13%	10%
Net assets, end of period (000s omitted)	$158,147	$235,078	$397,529	$702,617	$906,536

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Adjustable Rate Government Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Adjustable Rate Government Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Wells Fargo Adjustable Rate Government Fund  |  31

Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2019, the aggregate cost of all investments for federal income tax purposes was $280,736,610 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$6,353,705

Gross unrealized losses	(795,216)

Net unrealized gains	$5,558,489

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$275,663,713	$0	$275,663,713

Short-term investments

Investment companies	10,631,386	0	0	10,631,386

Total assets	$10,631,386	$275,663,713	$0	$286,295,099

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended August 31, 2019, the Fund did not have any transfers into/out of Level 3.

32  |  Wells Fargo Adjustable Rate Government Fund

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $3 billion	0.290

Next $2 billion	0.265

Over $10 billion	0.255

For the year ended August 31, 2019, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class C shares, 0.60% for Administrator Class shares and 0.46% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the

Wells Fargo Adjustable Rate Government Fund  |  33

Notes to financial statements

contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2019, Funds Distributor received $394 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$12,731,730	$1,919,481	$32,820,491	$1,482,219

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2019 and August 31, 2018 were as follows:

	Year ended August 31

	2019	2018

Ordinary income	$6,985,362	$6,407,484

Long-term capital gain	109,092	0

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gains	Unrealized gains

$24,611	$5,558,489

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended August 31, 2018 were as follows:

Net investment income

Class A	$1,690,233

Class C	291,921

Administrator Class	197,212

Institutional Class	4,228,118

34  |  Wells Fargo Adjustable Rate Government Fund

Notes to financial statements

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo Adjustable Rate Government Fund  |  35

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Adjustable Rate Government Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2019

36  |  Wells Fargo Adjustable Rate Government Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $109,092 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2019.

For the fiscal year ended August 31, 2019, $7,141,132 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Adjustable Rate Government Fund  |  37

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

38  |  Wells Fargo Adjustable Rate Government Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Adjustable Rate Government Fund  |  39

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

40  |  Wells Fargo Adjustable Rate Government Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Adjustable Rate Government Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Adjustable Rate Government Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Adjustable Rate Government Fund  |  41

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was lower than the average investment performance of the Universe for the one-, three- and five-year periods under review, but higher than the average investment performance of the Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays 6-Month Treasury Bill Index, for the one-, three- and five-year periods under review, but higher than its benchmark for the ten-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to the Fund’s investment strategies and structural biases, as well as those regarding market factors, that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of or equal to the median net operating expense ratios of the expense Groups for each share class, except for the Fund’s Institutional Class, which had a net operating expense ratio that was higher than the median net operating expense ratio of its expense Group.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

42  |  Wells Fargo Adjustable Rate Government Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Adjustable Rate Government Fund  |  43

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405801 10-19

A215/AR215 08-19

Annual Report

August 31, 2019

Wells Fargo High Yield Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo High Yield Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo High Yield Bond Fund for the 12-month period that ended August 31, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade staredowns, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.27%. The MSCI EM Index (Net)3 slipped 4.36%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.17%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.71%, the Bloomberg Barclays Municipal Bond Index6 gained 8.72%, and the ICE BofAML U.S. High Yield Index7 added 6.58%.

Entering the fourth quarter of 2018, economic data was encouraging.

Entering the fourth quarter of 2018, there were reasons for investors to be optimistic. The U.S. Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew 4.2% on an annualized basis during the second quarter. Hiring improved. Unemployment declined. Consumer spending gained. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada advanced. In September 2018, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in an indication of its confidence that U.S. economic growth was sustainable.

International markets presented numerous challenges. U.S.-China trade tensions increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor in a number of disconcerting economic and business data points: lower July manufacturing and industrial orders in Germany; declining purchasing managers’ index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns that global economic growth was slowing.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo High Yield Bond Fund

Letter to shareholders (unaudited)

Investors had to digest unsettling events during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. A partial U.S. government shutdown driven by partisan policy disputes extended into January 2019. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% even as observers expressed concerns that higher rates could slow the economy.

The market climbs a wall of worry.

Investment returns appeared to reaffirm the adage that markets climb a wall of worry as 2019 opened. Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit contretemps caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and

“December’s S&P 500 Index performance was the worst since 1931.”

“Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo High Yield Bond Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July 2019 with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from discouraging to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown continued to mount as central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo High Yield Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Robert Junkin‡

Margaret D. Patel

Average annual total returns (%) as of August 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 Year	1 year	5 year	10 Year	Gross	Net[2]

Class A (EKHAX)[3]	1-20-1998	0.20	3.00	6.70	4.79	3.96	7.19	1.02	0.93

Class C (EKHCX)[3]	1-21-1998	3.00	3.19	6.39	4.00	3.19	6.39	1.77	1.68

Administrator Class (EKHYX)[3]	4-14-1998	–	–	–	4.60	4.07	7.40	0.96	0.80

Institutional Class (EKHIX)[3,4]	10-31-2014	–	–	–	5.20	4.28	7.51	0.69	0.53

ICE BofAML U.S. High Yield Constrained Index[5]	–	–	–	–	6.58	4.85	8.43	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo High Yield Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of August 31, 2019[6]

‡	Mr. Robert Junkin became a portfolio manager of the Fund on April 1, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen High Income Fund.

[4]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

[5]

The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE BofAML U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the ICE BofAML U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo High Yield Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the ICE BofAML U.S. High Yield Constrained Index, for the 12-month period that ended August 31, 2019.

∎

The Fund’s modest allocation to common stocks (about 9% of total assets) moderately detracted from returns. Historically, our small allocation to stocks has helped performance. However, in the fiscal year that ended August 31, 2019, the return of the stock market, as measured by the Russell 1000® Index[7], was only slightly positive, in contrast to the high-yield bond market’s better-quality tiers that provided returns in the mid- to high-single digits.

∎

Detractors from bond performance included two commodity-related names: Rayonier Advanced Materials Incorporated, which produces specialty cellulose fibers, and Dean Foods Company*, a producer of milk and milk-based products. Also detracting was Mallinckrodt plc, a specialty pharmaceutical company with exposure to opioid litigation.

∎

Detractors from equity performance included LyondellBasell Industries N.V., a plastics and chemicals company, and Eastman Chemical Company, a specialty chemicals producer. Plains All American Pipeline, L.P.*, an intrastate energy pipeline transport and storage company, also detracted.

∎

The Fund’s overweight to better-quality high-yield bonds contributed to performance in the fiscal year because better-quality credit tiers modestly outperformed lower-quality credit tiers as investors grew slightly more risk-averse in seeking yield.

∎	Most sectors of the corporate bond market had modest positive returns over the fiscal year, as prices and yield were relatively flat, and most of the returns were due to coupon income.

Ten largest holdings (%) as of August 31, 2019[8]

Valvoline Incorporated, 4.38%, 8-15-2025	3.63

Iron Mountain Incorporated, 5.38%, 6-1-2026	3.41

Western Digital Corporation, 4.75%, 2-15-2026	2.91

Tronox Finance plc, 5.75%, 10-1-2025	2.88

Post Holdings Incorporated, 5.00%, 8-15-2026	2.70

Seagate HDD, 4.88%, 6-1-2027	2.53

TransDigm Group Incorporated, 6.38%, 6-15-2026	2.50

MTS Systems Corporation, 5.75%, 8-15-2027	2.43

TTM Technologies Incorporated, 5.63%, 10-1-2025	2.27

Catalent Pharma Solutions Incorporated, 4.88%, 1-15-2026	2.10

The average yield for high-yield bonds fell over the fiscal year, from 6.31% on August 31, 2018, to 5.87% on August 31, 2019. Because Treasury rates fell over the same period, the yield advantage of high-yield bonds increased from +360 basis points (bps; 100 bps equal 1.00%) at the beginning of the fiscal year to +430 bps at fiscal year-end.

The Fund’s stock allocation was a relatively modest 9% of total assets. The Fund’s stock holdings modestly underperformed its fixed-income holdings, as the equity market produced low-single-digit average returns during the Fund’s fiscal year after a volatile year in stock prices. The flattish performance reflected the market’s concerns about a slowing economy and the risk of higher interest rates despite the actual decline in Treasury yields over the fiscal year. A number of the Fund’s outperformers were in the technology sector and included Akamai Technologies, Incorporated, which provides services for delivery of internet content; Leidos Holdings, Incorporated, a provider of software services for national security, engineering, and health care; and Cypress Semiconductor Corporation, which received a takeout bid to be acquired by Infineon Technologies AG.

Bond outperformers included Diebold Nixdorf, Incorporated, as the company scored improved results after several quarters of disappointing financial performance. Iron Mountain Incorporated, a storage and information management company, also improved due to better earnings. Post Holdings, Incorporated, a manufacturer of cereal products, outperformed because recent acquisitions had positive results. In the technology sector, bonds of disk-drive maker Seagate Technology plc and Western Digital Corporation, a provider of storage solutions and hard and solid-state drives, contributed to performance.

Fixed-income investors realized generally positive returns during the period.

Low inflation, positive growth, and declining Treasury interest rates provided a positive backdrop for corporate bonds. High-yield bonds had returns mostly from coupon income, with small gains in bond prices. Investment-grade corporate bonds generally produced higher returns as most sectors saw moderate price increases in addition to coupon income. Investment-grade bond yields declined, reflecting falling Treasury interest rates, and thus had mid-single-digit price increases. Treasury bond rates dropped significantly in the fiscal year. Bonds due in 10 years fell from 2.86% on August 31, 2018, to 1.50% at month-end August 2019.

Please see footnotes on page 7.

8  |  Wells Fargo High Yield Bond Fund

Performance highlights (unaudited)

Credit quality as of August 31, 2019[9]

We expect continued growth in the months ahead.

The Fund’s positioning reflects our expectation for continued economic growth over the next year, although at levels probably around 2% or somewhat lower than typical in periods of economic expansion. We expect high-yield bonds could offer moderate returns with yields stable or somewhat lower, with mild price appreciation if yields decline from today’s levels. Treasury rates should probably continue in a trading range with a downward bias, as inflation remains low in the U.S. and globally. We are optimistic that the equity market should provide returns well above the risk-free rate of return, as we find stock prices reasonable compared with the earnings-growth potential of many stocks. In addition, with Treasury issues likely to be at low levels for the foreseeable future, stock dividend yields are attractive alternatives to the yields offered on short-maturity fixed-income securities.

The portfolio maintains an allocation to out-of-benchmark BBB-rated debt with continued avoidance of CCC-rated and distressed holdings, which we believe do not represent good relative investment value. In addition, the Fund is concentrated in companies with operations primarily in the U. S. and has minimal exposure to companies with products and services that are dependent on commodity-based emerging market economies, many of which continue to experience growth rates that are below historical levels.

Virtually all of the Fund’s bond holdings are in companies with U.S. public equity outstanding, which we think provides a more flexible capital structure and more transparent reporting of financial results. We hold a modest allocation to common stocks, believing that this exposure offers fixed-income investors the potential for capital appreciation. In today’s high-yield bond market, most bonds are trading at prices around their face value, limiting the potential for future capital appreciation in our bond holdings.

Risk in the high-yield market could increase.

We believe risk in the high-yield market could arise from those highly levered companies in weak or highly competitive industries, putting pressure on those companies as they seek to service their debts. Thus, at a time of historically low interest rates and relatively narrow yield advantage to be gained from speculative-grade bonds, we continue to position the Fund in relatively higher-quality issues and in industries we perceive to be stable to growing, which may offer the best possibility of earning attractive total returns with lower risk of principal losses from deteriorating credits.

Please see footnotes on page 7.

Wells Fargo High Yield Bond Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2019	Ending account value 8-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,037.31	$4.77	0.93%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74	0.93%

Class C

Actual	$1,000.00	$1,033.41	$8.61	1.68%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54	1.68%

Administrator Class

Actual	$1,000.00	$1,034.81	$4.10	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.07	0.80%

Institutional Class

Actual	$1,000.00	$1,036.16	$2.72	0.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70	0.53%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo High Yield Bond Fund

Portfolio of investments—August 31, 2019

	Shares	Value
Common Stocks: 8.68%

Consumer Staples: 0.27%

Food Products: 0.27%

Lamb Weston Holdings Incorporated	15,000	$1,055,850

Health Care: 0.53%

Health Care Providers & Services: 0.16%

HCA Holdings Incorporated	5,000	601,000

Pharmaceuticals: 0.37%

Bristol-Myers Squibb Company	30,000	1,442,100

Industrials: 1.09%

Aerospace & Defense: 0.83%

Curtiss-Wright Corporation	10,000	1,226,400

Huntington Ingalls Industries Incorporated	5,000	1,045,000

Raytheon Company	5,000	926,600

		3,198,000

Machinery: 0.26%

John Bean Technologies Corporation	10,000	1,023,200

Information Technology: 3.43%

Electronic Equipment, Instruments & Components: 0.23%

Amphenol Corporation Class A	10,000	875,400

IT Services: 1.14%

Akamai Technologies Incorporated	30,000	2,673,900

Leidos Holdings Incorporated	20,000	1,747,200

		4,421,100

Semiconductors & Semiconductor Equipment: 1.27%

Advanced Micro Devices Incorporated †	15,000	471,750

Applied Materials Incorporated	10,000	480,200

Broadcom Incorporated	5,000	1,413,200

Cypress Semiconductor Corporation	35,000	805,350

Microchip Technology Incorporated	7,000	604,310

Micron Technology Incorporated †	25,000	1,131,750

		4,906,560

Software: 0.77%

Adobe Systems Incorporated †	5,000	1,422,550

Nutanix Incorporated Class A	5,000	121,150

Salesforce.com Incorporated	5,000	780,350

ServiceNow Incorporated †	2,500	654,600

		2,978,650

Technology Hardware, Storage & Peripherals: 0.02%

Pure Storage Incorporated Class A †	5,000	81,400

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  11

Portfolio of investments—August 31, 2019

			Shares	Value

Materials: 1.53%

Chemicals: 1.53%

Celanese Corporation Series A			15,000	$1,700,550

Eastman Chemical Company			10,000	653,700

Huntsman Corporation			22,000	438,240

LyondellBasell Industries NV Class A			40,000	3,095,200

				5,887,690

Real Estate: 0.51%

Equity REITs: 0.51%

Crown Castle International Corporation			4,000	580,680

Iron Mountain Incorporated			20,000	637,000

Saul Centers Incorporated			15,000	753,450

				1,971,130

Utilities: 1.32%

Gas Utilities: 0.86%

Atmos Energy Corporation			30,000	3,306,900

Independent Power & Renewable Electricity Producers: 0.13%

Vistra Energy Corporation			20,000	499,000

Multi-Utilities: 0.33%

DTE Energy Company			10,000	1,296,600

Total Common Stocks (Cost $30,446,205)				33,544,580

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 76.63%

Communication Services: 2.90%

Media: 2.90%

CCO Holdings LLC 144A	5.75%	2-15-2026	$3,000,000	3,176,250

McGraw-Hill Global Education Holdings LLC 144A«	7.88	5-15-2024	5,500,000	4,950,000

Sinclair Television Group Incorporated 144A	5.63	8-1-2024	3,000,000	3,090,000

				11,216,250

Consumer Discretionary: 2.95%

Auto Components: 2.13%

Allison Transmission Incorporated 144A	5.00	10-1-2024	1,000,000	1,028,850

Dana Holding Corporation	5.50	12-15-2024	1,500,000	1,530,000

Goodyear Tire & Rubber Company «	5.13	11-15-2023	1,000,000	1,012,500

Tenneco Incorporated «	5.00	7-15-2026	6,000,000	4,661,280

				8,232,630

Hotels, Restaurants & Leisure: 0.82%

Speedway Motorsports Incorporated	5.13	2-1-2023	3,115,000	3,153,938

Consumer Staples: 4.32%

Food Products: 3.78%

Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	1,000,000	1,045,410

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo High Yield Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Food Products (continued)

Lamb Weston Holdings Incorporated 144A	4.88%	11-1-2026	$3,000,000	$3,131,250

Post Holdings Incorporated 144A	5.00	8-15-2026	10,000,000	10,425,000

				14,601,660

Household Products: 0.54%

Spectrum Brands Incorporated	5.75	7-15-2025	2,000,000	2,080,000

Energy: 1.27%

Energy Equipment & Services: 0.27%

NGPL PipeCo LLC 144A	4.88	8-15-2027	1,000,000	1,061,577

Oil, Gas & Consumable Fuels: 1.00%

Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	3,500,000	3,863,125

Financials: 2.29%

Banks: 0.85%

Bank of America Corporation (3 Month LIBOR +3.90%) ±	6.10	12-29-2049	3,000,000	3,270,000

Consumer Finance: 0.95%

Navient Corporation	5.88	10-25-2024	1,000,000	1,051,990

SLM Corporation	5.50	1-25-2023	2,500,000	2,625,750

				3,677,740

Insurance: 0.49%

Genworth Holdings Incorporated «	4.80	2-15-2024	2,000,000	1,895,000

Health Care: 11.61%

Health Care Equipment & Supplies: 1.48%

Teleflex Incorporated	4.88	6-1-2026	5,415,000	5,704,486

Health Care Providers & Services: 5.74%

AMN Healthcare Incorporated 144A	5.13	10-1-2024	6,298,000	6,471,195

Davita Incorporated	5.00	5-1-2025	3,000,000	3,003,750

Encompass Health Corporation	5.75	11-1-2024	3,667,000	3,712,838

HealthSouth Corporation	5.13	3-15-2023	5,000,000	5,081,250

West Street Merger Sub Incorporated 144A	6.38	9-1-2025	4,400,000	3,917,320

				22,186,353

Health Care Technology: 0.55%

Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	2,000,000	2,110,000

Life Sciences Tools & Services: 1.74%

Charles River Laboratories Incorporated 144A	5.50	4-1-2026	6,300,000	6,740,370

Pharmaceuticals: 2.10%

Catalent Pharma Solutions Incorporated 144A	4.88	1-15-2026	8,000,000	8,120,000

Industrials: 13.62%

Aerospace & Defense: 4.50%

Huntington Ingalls Industries Incorporated 144A	5.00	11-15-2025	2,500,000	2,620,000

Moog Incorporated 144A	5.25	12-1-2022	5,000,000	5,093,750

TransDigm Group Incorporated	6.38	6-15-2026	9,200,000	9,655,308

				17,369,058

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  13

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 4.74%

ACCO Brands Corporation 144A	5.25%	12-15-2024	$7,417,000	$7,611,696

Clean Harbors Incorporated 144A	4.88	7-15-2027	3,000,000	3,172,500

Clean Harbors Incorporated 144A	5.13	7-15-2029	2,250,000	2,396,250

Stericycle Incorporated 144A	5.38	7-15-2024	5,000,000	5,125,000

				18,305,446

Construction & Engineering: 0.81%

Aecom Company	5.13	3-15-2027	3,000,000	3,133,560

Electrical Equipment: 0.55%

Resideo Funding Incorporated 144A	6.13	11-1-2026	2,000,000	2,125,000

Machinery: 1.35%

SPX FLOW Incorporated 144A	5.63	8-15-2024	5,000,000	5,218,750

Trading Companies & Distributors: 1.67%

WESCO Distribution Incorporated	5.38	6-15-2024	6,245,000	6,447,963

Information Technology: 20.88%

Communications Equipment: 2.93%

CommScope Incorporated 144A	5.50	6-15-2024	8,200,000	7,759,250

CommScope Technologies Finance LLC 144A	6.00	6-15-2025	4,000,000	3,570,000

				11,329,250

Electronic Equipment, Instruments & Components: 4.71%

MTS Systems Corporation 144A	5.75	8-15-2027	9,000,000	9,405,000

TTM Technologies Incorporated 144A	5.63	10-1-2025	9,000,000	8,775,000

				18,180,000

IT Services: 1.36%

Gartner Incorporated 144A	5.13	4-1-2025	5,000,000	5,243,700

Semiconductors & Semiconductor Equipment: 3.45%

Broadcom Incorporated 144A	4.75	4-15-2029	5,000,000	5,267,753

Micron Technology Incorporated	5.50	2-1-2025	7,900,000	8,065,223

				13,332,976

Software: 3.66%

Fair Isaac Corporation 144A	5.25	5-15-2026	1,000,000	1,065,000

Nuance Communications Company	6.00	7-1-2024	6,760,000	7,030,400

Symantec Corporation 144A	5.00	4-15-2025	6,000,000	6,040,021

				14,135,421

Technology Hardware, Storage & Peripherals: 4.77%

Diebold Nixdorf Incorporated	8.50	4-15-2024	7,700,000	7,180,250

Western Digital Corporation	4.75	2-15-2026	11,000,000	11,257,950

				18,438,200

Materials: 10.40%

Chemicals: 7.28%

Koppers Incorporated 144A	6.00	2-15-2025	3,363,000	3,270,518

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo High Yield Bond Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Chemicals (continued)

Olin Corporation	5.50%	8-15-2022	$5,275,000	$5,578,313

Rayonier Advanced Materials Incorporated 144A	5.50	6-1-2024	5,000,000	3,327,500

Tronox Incorporated 144A«	6.50	4-15-2026	2,000,000	1,900,000

Valvoline Incorporated	4.38	8-15-2025	13,901,000	14,040,010

				28,116,341

Containers & Packaging: 3.12%

Berry Global Incorporated 144A	4.50	2-15-2026	8,000,000	7,960,000

Berry Global Incorporated	5.13	7-15-2023	4,000,000	4,100,000

				12,060,000

Real Estate: 6.39%

Equity REITs: 6.39%

Equinix Incorporated	5.38	5-15-2027	6,430,000	6,946,522

Iron Mountain Incorporated 144A	4.88	9-15-2027	500,000	513,440

Iron Mountain Incorporated 144A	5.38	6-1-2026	12,750,000	13,164,375

Sabra Health Care LP	5.38	6-1-2023	4,000,000	4,055,000

				24,679,337

Total Corporate Bonds and Notes (Cost $294,740,011)				296,028,131

Yankee Corporate Bonds and Notes: 12.49%

Communication Services: 1.10%

Diversified Telecommunication Services: 0.54%

Virgin Media Finance plc 144A	5.75	1-15-2025	2,000,000	2,079,420

Media: 0.56%

Quebecor Media Incorporated	5.75	1-15-2023	2,000,000	2,165,660

Consumer Discretionary: 2.69%

Auto Components: 1.84%

Adient Global Holdings Company 144A	4.88	8-15-2026	9,210,000	7,114,725

Hotels, Restaurants & Leisure: 0.85%

International Game Technology plc 144A	6.50	2-15-2025	3,000,000	3,292,500

Financials: 2.88%

Diversified Financial Services: 2.88%

Tronox Finance plc 144A	5.75	10-1-2025	12,000,000	11,130,000

Health Care: 1.88%

Pharmaceuticals: 1.88%

Mallinckrodt plc 144A	5.50	4-15-2025	16,500,000	7,260,000

Industrials: 1.41%

Electrical Equipment: 1.41%

Sensata Technologies BV 144A	5.63	11-1-2024	5,000,000	5,425,000

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  15

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Information Technology: 2.53%

Technology Hardware, Storage & Peripherals: 2.53%

Seagate HDD	4.88%	6-1-2027	$9,500,000	$9,777,085

Total Yankee Corporate Bonds and Notes (Cost $58,836,437)				48,244,390

	Yield		Shares
Short-Term Investments: 3.79%

Investment Companies: 3.79%

Securities Lending Cash Investments LLC (l)(r)(u)	2.24		8,780,656	8,781,534

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.04		5,876,344	5,876,344

Total Short-Term Investments (Cost $14,657,878)				14,657,878

Total investments in securities (Cost $398,680,531)	101.59%	392,474,979

Other assets and liabilities, net	(1.59)	(6,158,094)

Total net assets	100.00%	$386,316,885

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	34,166,983	107,894,041	133,280,368	8,780,656	$(637)	$0	$495,674	#	$8,781,534
Wells Fargo Government Money Market Fund Select Class	3,114,436	177,049,202	174,287,294	5,876,344	0	0	104,038		5,876,344

					$(637)	$0	$599,712		$14,657,878	3.79%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo High Yield Bond Fund

Statement of assets and liabilities—August 31, 2019

Assets
Investments in unaffiliated securities (including $8,537,785 of securities loaned), at value (cost $384,022,653)	$377,817,101
Investments in affiliated securities, at value (cost $14,657,878)	14,657,878
Receivable for Fund shares sold	63,343
Receivable for dividends and interest	4,614,336
Receivable for securities lending income, net	5,034
Prepaid expenses and other assets	95,254

Total assets	397,252,946

Liabilities
Payable upon receipt of securities loaned	8,781,063
Payable for Fund shares redeemed	1,645,987
Management fee payable	147,186
Dividends payable	95,344
Administration fees payable	49,429
Distribution fee payable	8,384
Trustees’ fees and expenses payable	4,042
Accrued expenses and other liabilities	204,626

Total liabilities	10,936,061

Total net assets	$386,316,885

Net assets consist of
Paid-in capital	$435,286,221
Total distributable loss	(48,969,336)

Total net assets	$386,316,885

Computation of net asset value and offering price per share
Net assets – Class A	$273,552,693
Shares outstanding – Class A1	83,175,544
Net asset value per share – Class A	$3.29
Maximum offering price per share – Class A2	$3.45
Net assets – Class C	$12,220,161
Shares outstanding – Class C1	3,719,740
Net asset value per share – Class C	$3.29
Net assets – Administrator Class	$24,666,628
Shares outstanding – Administrator Class[1]	7,493,105
Net asset value per share – Administrator Class	$3.29
Net assets – Institutional Class	$75,877,403
Shares outstanding – Institutional Class[1]	23,044,868
Net asset value per share – Institutional Class	$3.29

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  17

Statement of operations—year ended August 31, 2019

Investment income
Interest	$20,987,819
Dividends (net of foreign withholding taxes of $812)	610,231
Income from affiliated securities	211,554

Total investment income	21,809,604

Expenses
Management fee	2,268,810
Administration fees
Class A	425,905
Class C	42,280
Administrator Class	23,280
Institutional Class	77,292
Shareholder servicing fees
Class A	665,477
Class C	66,062
Administrator Class	58,201
Distribution fee
Class C	198,187
Custody and accounting fees	32,330
Professional fees	67,711
Registration fees	89,751
Shareholder report expenses	99,729
Trustees’ fees and expenses	21,592
Interest expense	512
Other fees and expenses	17,944

Total expenses	4,155,063
Less: Fee waivers and/or expense reimbursements
Fund-level	(449,310)
Class A	(3,239)
Administrator Class	(16,577)
Institutional Class	(67,963)

Net expenses	3,617,974

Net investment income	18,191,630

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(2,339,805)
Affiliated securities	(637)

Net realized losses on investments	(2,340,442)
Net change in unrealized gains (losses) on investments	(106,513)

Net realized and unrealized gains (losses) on investments	(2,446,955)

Net increase in net assets resulting from operations	$15,744,675

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo High Yield Bond Fund

Statement of changes in net assets

	Year ended August 31, 2019		Year ended August 31, 2018[1]

Operations
Net investment income		$18,191,630		$21,855,801
Net realized gains (losses) on investments		(2,340,442)		6,373,390
Net change in unrealized gains (losses) on investments		(106,513)		(25,332,823)

Net increase in net assets resulting from operations		15,744,675		2,896,368

Distributions to shareholders from
Net investment income and net realized gains
Class A		(11,648,408)		(11,998,114)
Class C		(966,845)		(1,891,216)
Administrator Class		(1,048,193)		(1,158,390)
Institutional Class		(4,608,052)		(6,020,709)
Tax basis return of capital
Class A		0		(464,808)
Class C		0		(73,266)
Administrator Class		0		(44,876)
Institutional Class		0		(233,242)

Total distributions to shareholders		(18,271,498)		(21,884,621)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	12,335,218	39,632,798	4,507,185	15,024,416
Class C	215,166	696,992	604,048	2,028,540
Administrator Class	1,559,733	5,085,129	1,169,119	3,905,011
Institutional Class	24,871,051	80,385,234	26,302,261	88,474,810

		125,800,153		109,432,777

Reinvestment of distributions
Class A	3,272,349	10,551,156	3,396,062	11,304,123
Class C	291,746	931,523	579,628	1,929,924
Administrator Class	309,697	998,849	345,781	1,152,618
Institutional Class	1,388,617	4,476,567	1,807,352	6,016,786

		16,958,095		20,403,451

Payment for shares redeemed
Class A	(15,355,876)	(49,481,698)	(17,281,250)	(57,593,665)
Class C	(11,351,514)	(36,368,438)	(4,753,703)	(15,786,507)
Administrator Class	(1,663,412)	(5,370,540)	(3,502,094)	(11,686,695)
Institutional Class	(44,246,117)	(141,384,353)	(24,076,647)	(80,563,659)

		(232,605,029)		(165,630,526)

Net decrease in net assets resulting from capital share transactions		(89,846,781)		(35,794,298)

Total decrease in net assets		(92,373,604)		(54,782,551)

Net assets
Beginning of period		478,690,489		533,473,040

End of period		$386,316,885		$478,690,489

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at August 31, 2018 was $35,978. The disaggregated distributions information for the year ended August 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$3.28	$3.40	$3.31	$3.16	$3.35
Net investment income	0.14	0.14	0.14	0.13	0.13
Net realized and unrealized gains (losses) on investments	0.01	(0.12)	0.10	0.15	(0.19)

Total from investment operations	0.15	0.02	0.24	0.28	(0.06)
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.15)	(0.13)	(0.13)
Tax basis return of capital	0.00	(0.01)	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.14)	(0.14)	(0.15)	(0.13)	(0.13)
Net asset value, end of period	$3.29	$3.28	$3.40	$3.31	$3.16
Total return[2]	4.79%	0.68%	7.28%	9.25%	(1.79)%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.02%	1.01%	1.04%	1.04%
Net expenses	0.93%	0.93%	0.93%	1.01%	1.03%
Net investment income	4.36%	4.26%	4.39%	4.24%	4.04%
Supplemental data
Portfolio turnover rate	26%	18%	20%	75%	55%
Net assets, end of period (000s omitted)	$273,553	$272,170	$314,156	$370,560	$179,357

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo High Yield Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$3.28	$3.40	$3.31	$3.16	$3.35
Net investment income	0.12 [1]	0.12	0.12	0.11	0.11
Net realized and unrealized gains (losses) on investments	0.01	(0.12)	0.09	0.15	(0.19)

Total from investment operations	0.13	(0.00)	0.21	0.26	(0.08)
Distributions to shareholders from
Net investment income	(0.12)	(0.11)	(0.12)	(0.11)	(0.11)
Tax basis return of capital	0.00	(0.01)	(0.00)[2]	0.00	0.00

Total distributions to shareholders	(0.12)	(0.12)	(0.12)	(0.11)	(0.11)
Net asset value, end of period	$3.29	$3.28	$3.40	$3.31	$3.16
Total return[3]	4.00%	(0.07)%	6.49%	8.44%	(2.52)%
Ratios to average net assets (annualized)
Gross expenses	1.79%	1.77%	1.76%	1.80%	1.79%
Net expenses	1.68%	1.68%	1.68%	1.77%	1.78%
Net investment income	3.64%	3.51%	3.65%	3.48%	3.29%
Supplemental data
Portfolio turnover rate	26%	18%	20%	75%	55%
Net assets, end of period (000s omitted)	$12,220	$47,811	$61,734	$72,908	$60,753

[1]	Calculated based upon average shares outstanding.

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$3.29	$3.41	$3.31	$3.16	$3.36
Net investment income	0.15 [1]	0.15	0.15	0.14 [1]	0.14
Net realized and unrealized gains (losses) on investments	0.00	(0.12)	0.10	0.15	(0.20)

Total from investment operations	0.15	0.03	0.25	0.29	(0.06)
Distributions to shareholders from
Net investment income	(0.15)	(0.14)	(0.15)	(0.14)	(0.14)
Tax basis return of capital	0.00	(0.01)	(0.00)[2]	0.00	0.00

Total distributions to shareholders	(0.15)	(0.15)	(0.15)	(0.14)	(0.14)
Net asset value, end of period	$3.29	$3.29	$3.41	$3.31	$3.16
Total return	4.60%	0.82%	7.74%	9.48%	(1.86)%
Ratios to average net assets (annualized)
Gross expenses	0.98%	0.96%	0.95%	0.98%	0.98%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.48%	4.39%	4.55%	4.43%	4.27%
Supplemental data
Portfolio turnover rate	26%	18%	20%	75%	55%
Net assets, end of period (000s omitted)	$24,667	$23,940	$31,592	$76,688	$13,129

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo High Yield Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$3.28	$3.41	$3.31	$3.17	$3.33
Net investment income	0.15	0.16	0.16	0.14	0.12
Net realized and unrealized gains (losses) on investments	0.01	(0.13)	0.10	0.14	(0.16)

Total from investment operations	0.16	0.03	0.26	0.28	(0.04)
Distributions to shareholders from
Net investment income	(0.15)	(0.15)	(0.16)	(0.14)	(0.12)
Tax basis return of capital	0.00	(0.01)	(0.00)[2]	0.00	0.00

Total distributions to shareholders	(0.15)	(0.16)	(0.16)	(0.14)	(0.12)
Net asset value, end of period	$3.29	$3.28	$3.41	$3.31	$3.17
Total return[3]	5.20%	0.79%	8.03%	9.27%	(1.31)%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.69%	0.68%	0.70%	0.71%
Net expenses	0.53%	0.53%	0.53%	0.61%	0.70%
Net investment income	4.75%	4.67%	4.79%	4.65%	4.33%
Supplemental data
Portfolio turnover rate	26%	18%	20%	75%	55%
Net assets, end of period (000s omitted)	$75,877	$134,770	$125,991	$100,023	$4,847

[1]	For the period from October 31, 2014 (commencement of class operations) to August 31, 2015.

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

24  |  Wells Fargo High Yield Bond Fund

Notes to financial statements

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2019, the aggregate cost of all investments for federal income tax purposes was $398,782,686 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$14,832,360

Gross unrealized losses	(21,140,067)

Net unrealized losses	$(6,307,707)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(2,113)	$2,113

As of August 31, 2019, the Fund had capital loss carryforwards which consist of $17,264,367 in short-term capital losses and $25,479,759 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

Wells Fargo High Yield Bond Fund  |  25

Notes to financial statements

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Consumer staples	$1,055,850	$0	$0	$1,055,850

Health care	2,043,100	0	0	2,043,100

Industrials	4,221,200	0	0	4,221,200

Information technology	13,263,110	0	0	13,263,110

Materials	5,887,690	0	0	5,887,690

Real estate	1,971,130	0	0	1,971,130

Utilities	5,102,500	0	0	5,102,500

Corporate bonds and notes	0	296,028,131	0	296,028,131

Yankee corporate bonds and notes	0	48,244,390	0	48,244,390

Short-term investments

Investment companies	14,657,878	0	0	14,657,878

Total assets	$48,202,458	$344,272,521	$0	$392,474,979

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended August 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.550%

Next $500 million	0.525

Next $2 billion	0.500

Next $2 billion	0.475

Next $5 billion	0.440

Over $10 billion	0.430

26  |  Wells Fargo High Yield Bond Fund

Notes to financial statements

For the year ended August 31, 2019, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.93% for Class A shares, 1.68% for Class C shares, 0.80% for Administrator Class shares and 0.53% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2019, Funds Distributor received $6,243 from the sale of Class A shares and $33 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended August 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $8,145,000 and $54,133,125 in interfund purchases and sales, respectively, during the year ended August 31, 2019.

Wells Fargo High Yield Bond Fund  |  27

Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2019 were $104,731,655 and $194,954,615, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$878,984	$(878,984)	$0

Citigroup Global Markets Inc.	2,013,382	(2,013,382)	0

JPMorgan Securities LLC	5,645,419	(5,645,419)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended August 31, 2019, the Fund had average borrowings outstanding of $13,727 at an average interest rate of 3.73% and paid interest in the amount of $512.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2019 and August 31, 2018 were as follows:

	Year ended August 31

	2019	2018

Ordinary income	$18,271,498	$21,068,429

Tax basis return of capital	0	816,192

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward

$212,636	$(6,307,707)	$(42,744,126)

28  |  Wells Fargo High Yield Bond Fund

Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended August 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$11,998,114	$464,808

Class C	1,891,216	73,266

Administrator Class	1,158,390	44,876

Institutional Class	6,020,709	233,242

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo High Yield Bond Fund  |  29

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo High Yield Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2019

30  |  Wells Fargo High Yield Bond Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2.09% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $510,841 of income dividends paid during the fiscal year ended August 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2019, $14,420,961 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo High Yield Bond Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo High Yield Bond Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo High Yield Bond Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

34  |  Wells Fargo High Yield Bond Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo High Yield Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo High Yield Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo High Yield Bond Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the five- and ten-year periods under review, but lower than the average investment performance of the Universe for the one- and three-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the ICE BofAML U.S. High Yield Constrained Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

36  |  Wells Fargo High Yield Bond Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo High Yield Bond Fund  |  37

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405804 10-19

A218/AR218 08-19

Annual Report

August 31, 2019

Wells Fargo

Conservative Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Conservative Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Conservative Income Fund for the 12-month period that ended August 31, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade staredowns, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.27%. The MSCI EM Index (Net)3 slipped 4.36%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.17%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.71%, the Bloomberg Barclays Municipal Bond Index6 gained 8.72%, and the ICE BofAML U.S. High Yield Index7 added 6.58%.

Entering the fourth quarter of 2018, economic data was encouraging.

Entering the fourth quarter of 2018, there were reasons for investors to be optimistic. The U.S. Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew 4.2% on an annualized basis during the second quarter. Hiring improved. Unemployment declined. Consumer spending gained. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada advanced. In September 2018, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in an indication of its confidence that U.S. economic growth was sustainable.

International markets presented numerous challenges. U.S.-China trade tensions increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor in a number of disconcerting economic and business data points: lower July manufacturing and industrial orders in Germany; declining purchasing managers’ index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns that global economic growth was slowing.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Conservative Income Fund

Letter to shareholders (unaudited)

Investors had to digest unsettling events during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. A partial U.S. government shutdown driven by partisan policy disputes extended into January 2019. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% even as observers expressed concerns that higher rates could slow the economy.

The market climbs a wall of worry.

Investment returns appeared to reaffirm the adage that markets climb a wall of worry as 2019 opened. Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit contretemps caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and

“December’s S&P 500 Index performance was the worst since 1931.”

“Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Conservative Income Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

devalued the renminbi, a move that roiled global markets. Major U.S. stock market indices closed July 2019 with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from discouraging to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown continued to mount as central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Conservative Income Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Andrew M. Greenberg, CFA®‡

Anthony J. Melville, CFA®‡

Jeffrey L. Weaver, CFA®‡

Average annual total returns (%) as of August 31, 2019

						Expense ratios[1] (%)

	Inception date	1 year	5 year	Since inception		Gross	Net[2]

Institutional Class (WCIIX)	5-31-2013	2.71	1.32	1.18		0.37	0.27

Bloomberg Barclays 6-9 Month Treasury Bill Index[3]	–	2.68	1.01	0.83	*	–	–
*	Based on the inception date of Institutional Class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Conservative Income Fund

Performance highlights (unaudited)

Growth of $1,000,000 investment as of August 31, 2019[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratio shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses at the amount shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]

The Bloomberg Barclays 6-9 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than nine months and more than six, are rated investment-grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.

[4]

The chart compares the performance of Institutional Class shares since inception with the performance of the Bloomberg Barclays 6-9 Month Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Conservative Income Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays 6–9 Month Treasury Bill Index, for the 12-month period that ended August 31, 2019.

∎

The Fund is primarily invested in securities with a yield advantage over Treasuries, which added to performance. Asset-backed securities (ABS) were the best-performing asset class within the portfolio, followed by corporate notes and commercial paper.

∎	The Fund’s duration was extended over the past 12 months to enhance return in a declining interest rate environment.

∎	Duration and yield curve positioning were slight detractors.

Ten largest holdings (%) as of August 31, 2019[5]

GNMA, Series 2019-H04 Class CA, 3.00%, 3-20-2069	1.89

World Omni Auto Lease Trust Series 2018-A Class A3, 2.00%, 4-17-2023	1.82

TTX Company, 2.60%, 6-15-2020	1.81

Bank of America Credit Card Trust Series 2017-A1 Class A1, 1.95%, 8-15-2022	1.80

FHLMC Multi Family Structured Pass-Through Securities, Series K-715 Class A2, 2.86%, 1-25-2021	1.73

WEA Finance LLC, 3.25%, 10-5-2020	1.52

Protective Life Global Funding, 2.85%, 6-28-2021	1.51

NextGear Floorplan Master Trust Series 2018-1A Class A1, 2.84%, 2-15-2023	1.51

Delamare Cards Series 2018-1A Class A1, 2.88%, 11-19-2025	1.51

WM Wrigley Jr. Company, 2.90%, 10-21-2019	1.50

Yield-advantaged sectors added value.

The largest allocation of the Fund was to corporate bonds. This allocation drove the performance of the portfolio. The finance sector had the highest return of all subsectors within the corporate sector, driving the performance of the portfolio.

The Fund’s sector allocation changed during the year. The allocation to fixed-rate corporate positions increased by 26%. The allocation to floating-rate corporate notes decreased by 11%, resulting in an overall increase of 15% to the corporate sector. The allocation to commercial paper was reduced by 21% to a total of 16%, including CDs and daily sweeps. These changes were implemented in order to lengthen the duration of the portfolio, which did increase from 0.33 years to 0.48 years. The floating-rate corporate note exposure, which generated a positive contribution to return for the year, was decreased by 11% to 23% due to concerns about lower interest rates. Floating-rate notes benchmarked to the London Interbank Offered Rate (LIBOR) have continued to offer attractive yields. However, LIBOR will likely move lower along with interest rates, which will result in lower coupons.

The Fund maintained significant exposure to AAA-rated ABS throughout the year. The Fund held primarily fixed-rate short-dated tranches (two-year and shorter weighted average life) across ABS sectors, with particular emphasis on senior classes in equipment and prime auto issuers. Sector fundamentals have been solid, and automobile ABS exhibited strong, resilient credit trends even at this later stage of the economic cycle. Tighter underwriting standards have led to near-record-low defaults and net losses. The ABS sector currently offers a good risk-adjusted return profile and a large investable universe with good liquidity. The Fund did add exposure to short-term government mortgage-backed securities as the sector has become attractive due to the reduction in purchases by the U.S. Federal Reserve (Fed) and commercial banks.

Portfolio allocation as of August 31, 2019[6]

We extended duration to take advantage of lower interest rates.

The Fed increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in December 2018. In a reaction to increasingly volatile markets, uncertainty around a trade war, and a weaker global economy, the Fed reversed course and cut the federal funds rate in July 2019 by 25 bps. Short-term Treasury yields were quite volatile during the 12-month period that ended August 31, 2019. Yields on the 1-year Treasury bill dropped 67 bps to yield 1.76%, 2-year Treasury note yields dropped 112 bps to yield 1.50%, and 3-year Treasury note yields dropped 126 bps to yield 1.42%. In addition to the volatility in interest rates, the yield curve inverted with longer-term Treasuries yielding less than short-term Treasuries across certain segments of the curve.

Please see footnotes on page 7.

8  |  Wells Fargo Conservative Income Fund

Performance highlights (unaudited)

The Fund’s duration, which is shorter than the benchmark and was a slight detractor from performance for the portfolio, was increased to 0.48 years from 0.33 years during the period. We expect to maintain the Fund’s duration and will look for opportunities to extend the Fund’s duration as the Fed has embarked on an easing policy consistent with a mid-cycle adjustment.

We see opportunities ahead.

We believe the Fed will likely lower the federal funds rate twice during the remainder of 2019. Looking ahead to 2020, the Fed will likely reiterate its message that it is data dependent and take the appropriate steps to support economic growth and employment. The corporate bond market is both technically and fundamentally strong. Year-to-date issuance was down 6% versus the same time period last year. While nonfinancial supply was up 10% during this time period, financial issuance was down 27%. Given the reduction in supply and steady demand, corporates performed well. The Fund’s strategy requires investing in high-quality securities, and given the tight spreads currently available in the corporate market, the Fund may potentially benefit by avoiding lower-credit-quality corporates, which are more likely to underperform in a spread widening environment.

Automobile ABS issuance increased through August 2019 versus the same time period in 2018. Overall ABS issuance, however, decreased, led by credit cards, which were down $13 billion. As noted previously, the fundamentals of the sector are strong and we expect the Fund will maintain significant exposure to this high-credit-quality and defensive sector. Nonfinancial commercial paper issuance is declining, in large part due to bond market activity among active borrowers who are issuing longer-dated corporate notes to lock in attractive rates. Commercial paper rates will likely move lower due to the decreased supply and falling LIBOR rates. The commercial paper allocation to the Fund was reduced to focus on other attractive sectors.

The duration of the Fund will likely be positioned in a conservative manner and may be extended in anticipation of lower interest rates. We continue to rely on our significant credit research capabilities to potentially avoid credit downgrades from companies that are likely to leverage their balance sheets as the result of merger and acquisition activity.

Wells Fargo Conservative Income Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2019 to August 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 3-1-2019	Ending account value 8-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Institutional Class

Actual	$1,000.00	$1,015.13	$1.37	0.27%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.84	$1.38	0.27%

[1]

Expenses paid is equal to the net annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Conservative Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Agency Securities: 5.10%

FHLMC Multi Family Structured Pass-Through Securities Series K-714 Class A2 ±±	3.03%	10-25-2020	$4,894,716	$4,925,958

FHLMC Multi Family Structured Pass-Through Securities Series K-715 Class A2 ±±	2.86	1-25-2021	5,705,184	5,745,794

GNMA Series 2019-H04 Class CA ±±	3.00	3-20-2069	6,249,346	6,282,435

Total Agency Securities (Cost $16,924,556)				16,954,187

Asset-Backed Securities: 24.65%

Ally Auto Receivables Trust Series 2018-2 Class A3	2.92	11-15-2022	2,465,000	2,485,989

American Express Credit Account Master Trust Series 2017-1 Class A	1.93	9-15-2022	1,300,000	1,299,044

American Express Credit Account Master Trust Series 2017-6 Class A	2.04	5-15-2023	2,236,000	2,240,389

AmeriCredit Automobile Receivables Trust Series 2019-1 Class A2A	2.93	6-20-2022	2,000,000	2,008,815

Bank of America Credit Card Trust Series 2017-A1 Class A1	1.95	8-15-2022	6,000,000	5,996,775

Bank of the West Auto Trust Series 2018-1 Class A2 144A	3.09	4-15-2021	1,958,670	1,962,760

Canadian Pacer Auto Receivables Trust Series 2018-2A Class A2A 144A	3.00	6-21-2021	1,008,803	1,011,817

Canadian Pacer Auto Receivables Trust Series 2019-1A Class A2 144A	2.78	3-21-2022	2,000,000	2,008,794

CarMax Auto Owner Trust Series 2018-4 Class A2A	3.11	2-15-2022	2,624,921	2,638,680

CCG Receivables Trust Series 2018-2 Class A2 144A	3.09	12-15-2025	3,731,131	3,763,797

Chase Issuance Trust Series 2015-A4 Class A4	1.84	4-15-2022	3,500,000	3,496,865

Chase Issuance Trust Series 2016-A4 Class A4	1.49	7-15-2022	3,000,000	2,987,831

Delamare Cards Series 2018-1A Class A1 (1 Month LIBOR +0.70%) 144A±	2.88	11-19-2025	5,000,000	5,006,210

Dell Equipment Finance Trust Series 2018-1 Class A2A 144A	2.97	10-22-2020	670,019	671,431

Dell Equipment Finance Trust Series 2018-2 Class A2 144A	3.16	2-22-2021	1,387,211	1,395,632

Hertz Fleet Lease Funding LP Series 2017-1 Class A1 (1 Month LIBOR +0.65%) 144A±	3.03	4-10-2031	1,013,037	1,014,234

Hyundai Auto Lease Securitization Trust Series 2019-B Class A2 144A	2.08	12-15-2021	830,000	831,190

Mercedes-Benz Auto Lease Trust Series 2019-A Class A2	3.01	2-16-2021	3,051,158	3,059,296

NextGear Floorplan Master Trust Series 2018-1A Class A1 (1 Month LIBOR +0.64%) 144A±	2.84	2-15-2023	5,000,000	5,007,548

Nissan Auto Receivables Owner Trust Series 2019-B Class A2	2.56	3-15-2022	1,350,000	1,356,582

Oscar US Funding Trust Series 2017-2A Class A2A 144A	2.13	11-10-2020	41,883	41,870

Oscar US Funding Trust Series 2018-1A Class A2B (1 Month LIBOR +0.49%) 144A±	2.87	4-12-2021	675,620	675,879

Oscar US Funding Trust Series 2018-2A Class A2A 144A	3.15	8-10-2021	2,001,433	2,007,736

Oscar US Funding Trust Series 2019-2A Class A2 144A	2.49	8-10-2022	500,000	501,441

Penarth Master Issuer plc Series 2019-1A Class A1 (1 Month LIBOR +0.54%) 144A±	2.72	7-18-2023	2,000,000	1,998,580

Santander Retail Auto Lease Trust Series 2019-B Class A2A 144A	2.29	4-20-2022	1,000,000	1,002,882

Securitized Term Auto Receivables Trust Series 2018-2A Class A2A 144A	3.06	2-25-2021	1,071,809	1,074,843

SoFi Consumer Loan Program Trust Series 2018-4 Class A 144A	3.54	11-26-2027	3,852,662	3,891,138

SoFi Consumer Loan Program Trust Series 2019-2 Class A 144A	3.01	4-25-2028	1,313,112	1,324,308

Tesla Auto Lease Trust Series 2018-A Class C 144A	2.97	4-20-2020	1,870,000	1,872,628

Trillium Credit Card Trust II Series 2019-2A Class A 144A	3.04	1-26-2024	2,000,000	2,030,459

Trillium Credit Card Trust III Series 2018-2A Class A (1 Month LIBOR +0.35%) 144A±	2.50	9-26-2023	1,150,000	1,150,806

Verizon Owner Trust Series 2017-3A Class A1A 144A	2.06	4-20-2022	4,486,000	4,484,458

Verizon Owner Trust Series 2018-1A Class A1 144A	2.82	9-20-2022	2,000,000	2,017,514

Volvo Financial Equipment LLC Series 2019-1A Class A2 144A	2.90	11-15-2021	1,600,000	1,607,023

World Omni Auto Lease Trust Series 2018-A Class A3	2.50	4-17-2023	6,000,000	6,041,380

Total Asset-Backed Securities (Cost $81,657,327)				81,966,624

The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  11

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 33.53%

Communication Services: 2.12%

Entertainment: 1.20%

The Walt Disney Company	1.95%	3-4-2020	$4,000,000	$4,000,226

Media: 0.92%

Comcast Corporation	3.30	10-1-2020	3,000,000	3,043,651

Consumer Discretionary: 0.91%

Automobiles: 0.91%

Volkswagen Group America Company (3 Month LIBOR +0.77%) 144A±	2.95	11-13-2020	3,000,000	3,013,016

Consumer Staples: 1.50%

Food Products: 1.50%

WM Wrigley Jr. Company 144A	2.90	10-21-2019	5,000,000	5,002,131

Energy: 1.32%

Oil, Gas & Consumable Fuels: 1.32%

Exxon Mobil Corporation (3 Month LIBOR +0.33%) ±	2.50	8-16-2022	4,375,000	4,386,305

Financials: 24.67%

Banks: 5.11%

BB&T Corporation	2.45	1-15-2020	3,500,000	3,502,485

Branch Banking Trust	2.10	1-15-2020	1,350,000	1,349,862

Citigroup Incorporated	2.70	3-30-2021	2,000,000	2,020,193

HSBC Bank USA NA	4.88	8-24-2020	2,000,000	2,052,131

JPMorgan Chase & Company	4.25	10-15-2020	2,000,000	2,048,913

JPMorgan Chase Bank NA (3 Month LIBOR +0.37%) ±	2.49	2-19-2021	2,000,000	2,001,235

US Bank NA	2.35	1-23-2020	4,000,000	4,003,537

				16,978,356

Capital Markets: 2.89%

Bank of New York Mellon Corporation (3 Month LIBOR +0.28%) ±	2.78	6-4-2021	900,000	900,491

Charles Schwab Corporation (3 Month LIBOR +0.32%) ±	2.47	5-21-2021	4,540,000	4,542,148

Goldman Sachs Group Incorporated	6.00	6-15-2020	1,000,000	1,028,729

Morgan Stanley	5.75	1-25-2021	3,000,000	3,147,476

				9,618,844

Consumer Finance: 4.66%

American Honda Finance Corporation (3 Month LIBOR +0.15%) ±	2.30	2-21-2020	5,000,000	5,001,329

BMW US Capital LLC 144A	1.45	9-13-2019	2,000,000	1,999,433

BMW US Capital LLC (3 Month LIBOR +0.41%) 144A±	2.82	9-13-2019	2,000,000	2,000,303

Daimler Finance North America LLC 144A	2.25	9-3-2019	1,000,000	1,000,000

John Deere Capital Corporation	2.20	3-13-2020	2,500,000	2,500,615

Nissan Motor Acceptance Corporation (3 Month LIBOR +0.52%) 144A±	2.93	3-15-2021	1,000,000	999,590

Toyota Motor Credit Corporation (3 Month LIBOR +0.17%) ±	2.57	9-18-2020	2,000,000	2,002,582

				15,503,852

Diversified Financial Services: 1.52%

WEA Finance LLC 144A	3.25	10-5-2020	5,000,000	5,059,322

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Conservative Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Insurance: 10.49%

AIG Global Funding 144A	1.95%	10-18-2019	$1,750,000	$1,749,486

AIG Global Funding (3 Month LIBOR +0.46%) 144A±	2.81	6-25-2021	2,950,000	2,958,676

Athene Global Funding 144A	2.75	4-20-2020	4,085,000	4,098,491

MassMutual Global Funding II 144A	1.95	9-22-2020	3,826,000	3,824,048

Metropolitan Life Global Funding I (3 Month LIBOR +0.40%) 144A±	2.84	6-12-2020	4,475,000	4,486,098

Pricoa Global Funding 144A	1.45	9-13-2019	2,497,000	2,496,529

Principal Life Global Funding II 144A	2.15	1-10-2020	4,900,000	4,899,590

Protective Life Global Funding (3 Month LIBOR +0.52%) 144A±	2.85	6-28-2021	5,000,000	5,022,867

The Allstate Corporation (3 Month LIBOR +0.43%) ±	2.76	3-29-2021	825,000	825,905

USAA Capital Corporation 144A	2.00	6-1-2021	4,500,000	4,510,357

				34,872,047

Industrials: 1.81%

Road & Rail: 1.81%

TTX Company 144A	2.60	6-15-2020	6,000,000	6,001,412

Materials: 1.20%

Paper & Forest Products: 1.20%

Georgia Pacific LLC 144A	2.54	11-15-2019	4,000,000	4,000,759

Total Corporate Bonds and Notes (Cost $111,180,085)				111,479,921

Municipal Obligations: 1.53%

California: 0.30%

Miscellaneous Revenue: 0.30%

Fresno County CA Pension CAB Series A (National Insured) ¤	0.00	8-15-2020	1,025,000	1,004,695

Tennessee: 1.23%

Health Revenue: 1.23%

Nashville & Davidson Counties TN Vanderbilt University Medical Center Series D (1 Month LIBOR +2.50%) ±	4.74	7-1-2046	4,000,000	4,104,160

Total Municipal Obligations (Cost $5,104,499)				5,108,855

Yankee Corporate Bonds and Notes: 18.85%

Energy: 1.74%

Oil, Gas & Consumable Fuels: 1.74%

BP Capital Markets plc (3 Month LIBOR +0.25%) ±	2.38	11-24-2020	1,270,000	1,271,238

BP Capital Markets plc	2.52	1-15-2020	4,500,000	4,506,200

				5,777,438

Financials: 15.06%

Banks: 13.65%

Australia and New Zealand Banking Group 144A	4.88	1-12-2021	1,000,000	1,038,159

Australia and New Zealand Banking Group 144A	5.10	1-13-2020	4,000,000	4,040,993

Barclays Bank plc (3 Month LIBOR +0.46%) ±	2.80	1-11-2021	4,000,000	3,993,537

BNZ International Funding of London (3 Month LIBOR +0.70%) 144A±	2.85	2-21-2020	1,750,000	1,755,014

Cooperatieve Rabobank UA (3 Month LIBOR +0.43%) ±	2.70	4-26-2021	3,000,000	3,008,483

Credit Agricole 144A	2.75	6-10-2020	4,550,000	4,569,964

The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  13

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Banks (continued)

HSBC Holdings plc (3 Month LIBOR +0.65%) ±	3.09%	9-11-2021	$2,000,000	$2,001,804

Macquarie Bank Limited 144A	2.85	1-15-2021	4,000,000	4,034,959

Santander UK plc (3 Month LIBOR +0.62%) ±	3.14	6-1-2021	4,000,000	4,001,552

Santander UK plc (3 Month LIBOR +0.66%) ±	2.82	11-15-2021	1,270,000	1,273,159

Skandinaviska Enskilda Banken 144A	2.63	11-17-2020	3,000,000	3,015,390

Sumitomo Mitsui Banking Corporation (3 Month LIBOR +0.35%) ±	2.65	1-17-2020	3,000,000	3,003,120

Svenska Handelsbanken AB (3 Month LIBOR +0.47%) ±	2.60	5-24-2021	4,000,000	4,015,541

United Overseas Bank Limited (3 Month LIBOR +0.48%) 144A±	2.74	4-23-2021	1,800,000	1,803,738

Westpac Banking Corporation (3 Month LIBOR +0.28%) ±	2.44	5-15-2020	2,325,000	2,328,373

Westpac Banking Corporation (3 Month LIBOR +1.00%) ±	3.18	5-13-2021	1,525,000	1,542,627

				45,426,413

Diversified Financial Services: 0.30%

UBS AG (3 Month LIBOR +0.48%) 144A±	3.00	12-1-2020	1,000,000	1,002,380

Insurance: 1.11%

AIA Group Limited (3 Month LIBOR +0.52%) 144A±	2.91	9-20-2021	3,680,000	3,679,926

Industrials: 2.05%

Electrical Equipment: 2.05%

Siemens Financieringsmaatschappij NV 144A	2.15	5-27-2020	1,900,000	1,899,082

Tyco Electronics Group SA (3 Month LIBOR +0.45%) ±	2.93	6-5-2020	4,900,000	4,904,900

				6,803,982

Total Yankee Corporate Bonds and Notes (Cost $62,520,438)				62,690,139

Short-Term Investments: 16.07%

Certificates of Deposit: 3.88%

Credit Suisse (3 Month LIBOR +0.12%) ±	2.26	2-28-2020	3,000,000	3,000,574

Goldman Sachs Bank USA (1 Month LIBOR +0.30%) ±	2.52	11-4-2019	1,900,000	1,900,848

Natixis (3 Month LIBOR +0.23%) ±	2.57	1-10-2020	3,000,000	3,001,656

Societe Generale SA (1 Month LIBOR +0.20%) ±	2.40	2-10-2020	5,000,000	5,000,347

				12,903,425

Commercial Paper: 12.13%

Anglesea Funding plc 144A(p)(z)	2.03	9-30-2019	5,500,000	5,489,779

Banco de Credito e Inversiones 144A(z)	2.25	9-25-2019	1,000,000	998,386

Charta LLC 144A(p)(z)	2.32	10-1-2019	1,250,000	1,247,680

Coca-Cola Company 144A(z)	2.67	10-24-2019	2,100,000	2,093,301

Concord Minutemen Capital Company 144A(p)(z)	1.71	9-13-2019	1,300,000	1,298,902

Concord Minutemen Capital Company 144A(p)(z)	2.09	10-2-2019	2,500,000	2,495,080

Grand China Air Limited (z)	1.40	9-6-2019	2,100,000	2,099,110

Grand China Air Limited (z)	2.16	9-13-2019	3,900,000	3,896,707

Great Bridge Capital Company LLC 144A(p)(z)	0.61	9-4-2019	6,000,000	5,998,167

Great Bridge Capital Company LLC 144A(p)(z)	2.12	10-18-2019	2,000,000	1,993,886

LMA Americas LLC 144A(p)(z)	1.93	10-2-2019	3,750,000	3,742,895

LMA Americas LLC 144A(p)(z)	2.03	10-7-2019	1,500,000	1,496,735

Metropolitan Life Short Term Funding LLC 144A(z)	2.05	10-2-2019	4,000,000	3,992,311

Ontario Teachers’ Finance Trust 144A(z)	2.44	10-18-2019	3,500,000	3,490,158

				40,333,097

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Conservative Income Fund

Portfolio of investments—August 31, 2019

	Yield	Shares	Value
Investment Companies: 0.06%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.04%	220,913	$220,913

Total Short-Term Investments (Cost $53,459,535)			53,457,435

Total investments in securities (Cost $330,846,440)	99.73%	331,657,161

Other assets and liabilities, net	0.27	893,772

Total net assets	100.00%	$332,550,933

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

(p)	Asset-backed commercial paper

(z)	Zero coupon security. The rate represents the current yield to maturity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

CAB	Capital appreciation bond
FHLMC	Federal Home Loan Mortgage Corporation
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
National	National Public Finance Guarantee Corporation

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	96,943	206,637,029	206,513,059	220,913	$0	$0	$33,562	$220,913	0.06%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  15

Statement of assets and liabilities—August 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $330,625,527)	$331,436,248
Investments in affiliated securities, at value (cost $220,913)	220,913
Cash	294
Receivable for interest	1,187,563
Prepaid expenses and other assets	23,139

Total assets	332,868,157

Liabilities
Dividends payable	86,361
Payable for Fund shares redeemed	102,478
Management fee payable	41,397
Administration fee payable	24,447
Trustees’ fees and expenses payable	3,927
Custodian and accounting fees payable	27,221
Professional fees payable	31,393

Total liabilities	317,224

Total net assets	$332,550,933

Net assets consist of
Paid-in capital	$333,511,744
Total distributable loss	(960,811)

Total net assets	$332,550,933

Computation of net asset value per share
Net assets – Institutional Class	$332,550,933
Shares outstanding – Institutional Class[1]	33,240,629
Net asset value per share – Institutional Class	$10.00

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Conservative Income Fund

Statement of operations—year ended August 31, 2019

Investment income
Interest	$11,996,990
Income from affiliated securities	33,562

Total investment income	12,030,552

Expenses
Management fee	1,069,985
Administration fee
Institutional Class	342,395
Custody and accounting fees	29,116
Professional fees	43,342
Registration fees	64,184
Shareholder report expenses	14,957
Trustees’ fees and expenses	21,592
Other fees and expenses	10,273

Total expenses	1,595,844
Less: Fee waivers and/or expense reimbursements
Fund-level	(440,605)

Net expenses	1,155,239

Net investment income	10,875,313

Realized and unrealized gains (losses) on investments
Net realized losses on investments	(993,936)
Net change in unrealized gains (losses) on investments	441,843

Net realized and unrealized gains (losses) on investments	(552,093)

Net increase in net assets resulting from operations	$10,323,220

The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  17

Statement of changes in net assets

	Year ended August 31, 2019		Year ended August 31, 2018[1]

Operations
Net investment income		$10,875,313		$8,442,895
Net realized losses on investments		(993,936)		(776,935)
Net change in unrealized gains (losses) on investments		441,843		(313,636)

Net increase in net assets resulting from operations		10,323,220		7,352,324

Distributions to shareholders from net investment income and net realized gains
Institutional Class		(10,880,158)		(8,591,551)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Institutional Class	62,007,026	619,230,806	50,241,480	502,485,302
Reinvestment of distributions
Institutional Class	821,227	8,198,093	739,437	7,389,754
Payment for shares redeemed
Institutional Class	(69,621,267)	(694,323,386)	(52,808,731)	(527,872,511)

Net decrease in net assets resulting from capital share transactions		(66,894,487)		(17,997,455)

Total decrease in net assets		(67,451,425)		(19,236,682)

Net assets
Beginning of period		400,002,358		419,239,040

End of period		$332,550,933		$400,002,358

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at August 31, 2018 was $4,184. The disaggregated distributions information for the year ended August 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Conservative Income Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.99	$10.01	$10.01	$10.00	$10.02
Net investment income	0.26	0.18	0.12	0.07	0.05
Net realized and unrealized gains (losses) on investments	0.01	(0.02)	0.00 [1]	0.01	(0.02)

Total from investment operations	0.27	0.16	0.12	0.08	0.03
Distributions to shareholders from
Net investment income	(0.26)	(0.18)	(0.12)	(0.07)	(0.05)
Net realized gains	0.00	(0.00)[1]	0.00	0.00	(0.00)[1]

Total distributions to shareholders	(0.26)	(0.18)	(0.12)	(0.07)	(0.05)
Net asset value, end of period	$10.00	$9.99	$10.01	$10.01	$10.00
Total return	2.71%	1.65%	1.20%	0.79%	0.28%
Ratios to average net assets (annualized)
Gross expenses	0.37%	0.37%	0.36%	0.36%	0.38%
Net expenses	0.27%	0.27%	0.27%	0.27%	0.27%
Net investment income	2.54%	1.79%	1.17%	0.72%	0.48%
Supplemental data
Portfolio turnover rate	171%	197%	197%	269%	80%
Net assets, end of period (000s omitted)	$332,551	$400,002	$419,239	$547,829	$336,608

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  19

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Conservative Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

20  |  Wells Fargo Conservative Income Fund

Notes to financial statements

As of August 31, 2019, the aggregate cost of all investments for federal income tax purposes was $330,846,440 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$841,472

Gross unrealized losses	(30,751)

Net unrealized gains	$810,721

As of August 31, 2019, the Fund had a capital loss carryforward which consists of $1,770,871 in short-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$16,954,187	$0	$16,954,187

Asset-backed securities	0	81,966,624	0	81,966,624

Corporate bonds and notes	0	111,479,921	0	111,479,921

Municipal obligations	0	5,108,855	0	5,108,855

Yankee corporate bonds and notes	0	62,690,139	0	62,690,139

Short-term investments

Certificates of deposit	0	12,903,425	0	12,903,425

Commercial paper	0	40,333,097	0	40,333,097

Investment companies	220,913	0	0	220,913

Total assets	$220,913	$331,436,248	$0	$331,657,161

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended August 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s

Wells Fargo Conservative Income Fund  |  21

Notes to financial statements

operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.250%

Next $4 billion	0.225

Next $5 billion	0.190

Over $10 billion	0.180

For the year ended August 31, 2019, the management fee was equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of the Institutional Class.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When the Institutional Class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.27% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0 and $12,740,858 in interfund purchases and sales, respectively, during the year ended August 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2019 were $571,176,399 and $524,933,106, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2019, there were no borrowings by the Fund under the agreement.

22  |  Wells Fargo Conservative Income Fund

Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2019 and August 31, 2018 were as follows:

	Year ended August 31

	2019	2018

Ordinary income	$10,880,158	$8,572,794

Long-term capital gain	0	18,757

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$85,700	$810,721	$(1,770,871)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended August 31, 2018 were as follows:

	Net investment income	Net realized gains

Institutional Class	$8,443,388	$148,163

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

Wells Fargo Conservative Income Fund  |  23

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Conservative Income Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2019

24  |  Wells Fargo Conservative Income Fund

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2019, $7,468,128 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Conservative Income Fund  |  25

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

26  |  Wells Fargo Conservative Income Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Conservative Income Fund  |  27

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

28  |  Wells Fargo Conservative Income Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Conservative Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Conservative Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by

Wells Fargo Conservative Income Fund  |  29

Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was in range of or higher than its benchmark index, the Bloomberg Barclays 6-9 Month Treasury Bill Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund’s Institutional Class was lower than the median net operating expense ratio of its expense Group.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rate of the Fund’s Institutional Class was equal to the sum of the average rates for its expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

30  |  Wells Fargo Conservative Income Fund

Other information (unaudited)

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Conservative Income Fund  |  31

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405802 10-19

A265/AR265 08-19

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2019	Fiscal year ended August 31, 2018
Audit fees	$426,800	$421,385

Audit-related fees	—	—

Tax fees (1)	39,575	39,335
All other fees	—	—

	$466,375	$460,720

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date: October 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date: October 28, 2019

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: October 28, 2019